UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Annual Report

October 31, 2015

This Page Intentionally Left Blank

Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.08 –2.70%	2.66 3.61%	4.82 5.31%	1.04 1.04%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.07 –2.70	2.51 3.46	4.71 5.20	1.06 1.06
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–8.15 –3.45	2.37 2.71	4.42 4.42	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.40 –3.46	2.69 2.69	4.41 4.41	1.81 1.81
Class I Shares	No Sales Charge		–2.56	3.84	5.61	0.79
Class R2 Shares[4]	No Sales Charge		–2.81	3.50	5.20	1.14

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class A shares through February 27, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	1.96%	3.03%	4.72%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[6]	0.26	0.31	1.79
Morningstar Nontraditional Bond Category Average[7]	–1.19	2.07	3.64

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity and is the Fund’s secondary benchmark. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
7.	The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. The Fund has selected the Morningstar nontraditional bond category average as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$967.10	$5.06	$1,020.10	$5.19

Investor Class Shares	$1,000.00	$966.20	$5.15	$1,020.00	$5.30

Class B Shares	$1,000.00	$963.20	$8.86	$1,016.20	$9.10

Class C Shares	$1,000.00	$963.20	$8.86	$1,016.20	$9.10

Class I Shares	$1,000.00	$967.30	$3.82	$1,021.30	$3.92

Class R2 Shares	$1,000.00	$966.50	$5.50	$1,019.60	$5.65

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.02% for Class A, 1.04% for Investor Class, 1.79% for Class B and Class C, 0.77% for Class I and 1.11% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp., 3.30%–8.57%, due 6/1/19–12/29/49

2.	CITGO Petroleum Corp., 4.50%–6.25%, due 7/29/21–8/15/22

3.	Tenet Healthcare Corp., 3.837%–8.125%, due 3/1/19–4/1/22

4.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49

5.	Realogy Corp., 3.75%–4.446%, due 10/10/16–3/5/20
6.	Energy Transfer Equity, L.P., 3.25%–5.875%, due 12/2/19–1/15/24

7.	USAGM HoldCo LLC, 4.75%–9.50%, due 7/28/22–7/28/23

8.	Signode Industrial Group U.S., Inc., 3.75%, due 5/1/21

9.	Ally Financial, Inc., 3.50%–8.00%, due 1/27/19–11/1/31

10.	Hilton Worldwide Finance LLC, 3.50%, due 10/26/20

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned –2.70% for Class A shares and Investor Class shares, –3.45% for Class B shares and –3.46% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund returned –2.56% for Class I shares and –2.81% for Class R2 shares. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 0.26% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, all share classes also underperformed the –1.19% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

During the reporting period, MacKay Shields announced that effective September 2016, Taylor Wagenseil will no longer serve as a portfolio manager of the Fund. Dan Roberts, Louis Cohen and Michael Kimble will continue to manage the Fund.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

In order to manage the Fund’s duration,3 the Fund held a sizeable short position in two year U.S. Treasury securities through the use of U.S. Treasury futures. This position made a negative contribution to the Fund’s performance. (Contributions take weightings and total returns into account.)

What factors affected the Fund’s relative performance during the reporting period?

Throughout the reporting period, our strategy was to maintain long positions in credit, including high-yield bonds and bank loans, combined with a short duration posture and yield-curve4 flattening bias. This positioning hurt relative performance during the second half of the reporting period. U.S. Treasury yields generally declined during the reporting period; and because the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, the Fund was less sensitive to yield changes.

Corporate bonds trailed comparable-duration U.S. Treasury securities during the reporting period, with the performance gap more pronounced for below-investment-grade securities. Corporate-bond underperformance can be explained by dampened investor confidence in light of the sluggish economic recovery and lower commodity prices. The Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in investment-grade and high-yield corporate bonds. Hard-asset segments such as energy and metals/mining were among the laggards in the Fund, while the Fund’s higher-quality financials and slightly longer duration bonds performed well. During the reporting period, the Fund slightly reduced its exposure to weaker credit profiles within the energy sector.

The senior loan market was not immune to the problems facing risky assets, including seasonal illiquidity, severe pressure in fixed-rate high-yield bonds and volatile commodity and asset prices globally. Even so, senior loans remained in positive territory as of October 31, 2015. We believed that senior loans were likely to better weather the energy and metals/mining storm that challenged their high-yield bond counterparts from a fundamental credit loss perspective.

We have not observed any meaningful earnings disappointments or economic developments that would force us to change our outlook. We believed that U.S. corporate credit fundamentals were sound and that credit-sensitive bonds continued to offer good relative value. We were constructive on both U.S. growth and valuations within U.S. credit markets. Since we did not believe that the domestic economic cycle had reached a turning point, we were not inclined to reduce the Fund’s overall risk. In fact, we believed that investor angst—reflected in declining prices and widening spreads5—may have reflected an overcompensation for fundamentals.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. To reduce the Fund’s duration and minimize sensitivity to a move in

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

9

interest rates, we maintained a sizeable short position in two-year U.S. Treasury securities through U.S. Treasury futures and interest-rate swaps. At the end of the reporting period, the Fund’s duration was just above 1.0 year, compared to the 5.6 year duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, we considered a number of factors in positioning the Fund. These factors included inconsistent economic data, global central bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve. We believed that corporate bonds—investment-grade and high-yield—warranted an overweight position relative to government-related securities because the low-interest-rate environment had sparked healthy demand for higher-yielding products. Additionally, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt, and smaller funding gaps. In turn, we believed that strengthening credit fundamentals supported the narrowing of spreads, as did a favorable supply/demand balance for corporate debt. The positive momentum of the stock market could have also tended to strengthen the performance of corporate bonds across the credit-quality spectrum. For these reasons, we did not make any major shifts in the Fund’s positioning during the reporting period and we maintained the Fund’s credit bias. During the reporting period, however, we did reduce our position in emerging-markets because of idiosyncratic risks that bubbled up in that sector.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund’s position in bank loans held up well in a volatile market and posted positive returns during the reporting period. Our position in high-yield corporate bonds detracted from performance, as the yield advantage was more than offset by the effects of widening spreads. Within the Fund’s high-yield bond position, our allocation to the energy sector was the largest detractor. The outlook for companies involved in the exploration and production of gas and oil was clouded by an imbalance of supply and demand that led to price declines. Basic Energy Services, Chesapeake Energy and Samson Investment were among the energy positions that performed poorly. Some Fund positions in the basic industry sector were hurt by lower commodity prices.

Positive contributors within the high-yield bond market included homebuilders and related entities, such as KB Homes and

Building Materials Corp., which benefited from an upturn in housing. In the investment-grade bond portion of the Fund, lower interest rates enabled bank holdings to preserve margins and profitability. Among the Fund positions that benefited performance were Goldman Sachs, JPMorgan Chase, Bank of America and Morgan Stanley.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated Fund positions in power generation and utility company IPALCO Enterprises and oil and gas pipeline company Targa Resources Partners. IPALCO Enterprises, a subsidiary of AES Corp., is an Indiana-based utility that had a stable regulated business and strong cash flow. Targa Resources Partners’ bonds declined as energy prices fell. The pipeline operator, however, generally has minimal exposure to oil and gas prices. The company makes its money on the transfer of oil and gas through its network of pipelines.

We sold the Fund’s positions in pipeline company Energy Transfer Partners and insurance company Liberty Mutual. Energy Transfer’s partnership is being liquidated, so we sold the bonds on a relative-value trade and bought the bonds of Targa Resources Partners. We believed that the Fund’s Liberty Mutual bonds might not be called in 2017 as we had previously anticipated. We sold the position, expecting duration to widen and volatility to increase as the call became less likely.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reduced the Fund’s positon in emerging-market corporate bonds. Despite recent improvements, emerging markets still faced elevated idiosyncratic risk and were subject to weak commodity prices. We selectively increased the Fund’s position in domestic high-yield corporate bonds by paring back exposure to companies with weaker credit profiles and selectively participating in the new issue market. We also moderately increased the Fund’s exposure to investment-grade bonds.

How was the Fund positioned at the end of the reporting period?

In spite market volatility, we did not change our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets. At end of the reporting period, we believed that economic growth would continue to be moderate and that the Federal Reserve would remain highly accommodative. Even so, we believed that it was increasingly likely that the Federal Open Market Committee would raise the federal funds target rate in the coming months. Our central belief is that monetary policy plays a critical role in the creation

10	MainStay Unconstrained Bond Fund

of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of October 31, 2015, the Fund maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically in high-yield bonds. The increased volatility experienced in the third quarter of 2015 created a wider disparity between spreads and defaults, strengthening our resolve to maintain an overweight position in high-yield securities. As of the same date, the Fund held underweight positions relative to the Index in sectors that tend to be more interest-rate sensitive, such as U.S. Treasury securities and agency securities. As of October 31, 2015, the Fund’s duration remained well below that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2015

	Principal Amount	Value

Long-Term Bonds 92.6%† Asset-Backed Securities 0.2%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.254%, due 10/25/36 (a)	$296,665	$280,894
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.264%, due 5/25/37 (a)	150,393	106,322
First NLC Trust Series 2007-1, Class A1 0.264%, due 8/25/37 (a)(b)	398,271	219,417
GSAA Home Equity Trust Series 2006-14, Class A1 0.244%, due 9/25/36 (a)	858,673	450,603
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.324%, due 4/25/37 (a)	112,993	109,057
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.294%, due 4/25/37 (a)	51,897	51,379
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.294%, due 3/25/47 (a)	152,167	93,277
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.244%, due 11/25/36 (a)	104,366	47,964
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.294%, due 9/25/36 (a)	364,032	183,279
Series 2006-HE8, Class A2B 0.294%, due 10/25/36 (a)	189,844	110,656
Series 2007-HE4, Class A2A 0.304%, due 2/25/37 (a)	97,878	44,326
Series 2007-NC2, Class A2FP 0.344%, due 2/25/37 (a)	375,477	226,127
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	898,334	459,532
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.284%, due 5/25/37 (a)	454,581	278,290
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.274%, due 6/25/37 (a)	389,619	234,524
Series 2006-EQ2, Class A2 0.304%, due 1/25/37 (a)	247,590	166,231

	Principal Amount	Value

Home Equity (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.304%, due 9/25/37 (a)	$983,570	$460,456

		3,522,334

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.649%, due 5/25/29 (a)	1,202,848	1,163,768

Total Asset-Backed Securities (Cost $5,955,534)		4,686,102

Convertible Bonds 0.4%
Leisure Time 0.3%
Jarden Corp. 1.125%, due 3/15/34	7,300,000	8,084,750

Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	1,900,000	1,409,563

Total Convertible Bonds (Cost $9,379,837)		9,494,313

Corporate Bonds 74.0%
Advertising 0.2%
Lamar Media Corp. 5.00%, due 5/1/23	830,000	852,825
5.375%, due 1/15/24	2,695,000	2,796,063

		3,648,888

Aerospace & Defense 1.5%
KLX, Inc. 5.875%, due 12/1/22 (b)	8,935,000	9,119,284
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,615,100
Orbital ATK, Inc. 5.25%, due 10/1/21	4,250,000	4,345,625
5.50%, due 10/1/23 (b)	4,045,000	4,227,025
TransDigm, Inc. 6.00%, due 7/15/22	5,500,000	5,555,000
7.50%, due 7/15/21	4,440,000	4,684,200

		33,546,234

Airlines 1.0%
Continental Airlines, Inc. Series 2007-1, Class A 5.983%, due 10/19/23	3,074,587	3,412,792

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Airlines (continued)
Continental Airlines, Inc. (continued)
Series 2003-ERJ1 7.875%, due 1/2/20	$291,241	$303,153
Series 2005-ERJ1 9.798%, due 10/1/22	490,811	542,347
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	976,051	1,035,005
U.S. Airways Group, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,400,938	2,653,036
Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	7,272,221	8,144,887
United Airlines, Inc. Series 2014-2, Class B Pass Through Trust 4.625%, due 3/3/24	6,185,000	6,169,537

		22,260,757

Auto Manufacturers 1.3%
Ford Holdings LLC 9.30%, due 3/1/30 (d)	93,000	130,078
Ford Motor Co. 7.45%, due 7/16/31	39,000	50,058
8.90%, due 1/15/32	3,009,000	3,859,337
Ford Motor Credit Co. LLC 8.00%, due 12/15/16 (d)	22,000	23,536
General Motors Co. 3.50%, due 10/2/18	3,000,000	3,049,830
General Motors Financial Co., Inc. 3.25%, due 5/15/18	670,000	678,144
3.45%, due 4/10/22 (d)	12,950,000	12,645,973
Navistar International Corp. 8.25%, due 11/1/21	12,049,000	9,398,220

		29,835,176

Auto Parts & Equipment 2.5%
Dana Holding Corp. 5.375%, due 9/15/21	9,575,000	9,766,500
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21 (d)	6,977,000	7,413,062
7.00%, due 5/15/22	1,000,000	1,087,500
8.25%, due 8/15/20	3,455,000	3,613,930
MPG Holdco I, Inc. 7.375%, due 10/15/22	12,480,000	13,260,000
Schaeffler Finance B.V. 4.75%, due 5/15/21 (b)	3,475,000	3,535,813
4.75%, due 5/15/23 (b)	6,490,000	6,538,675

	Principal Amount	Value

Auto Parts & Equipment (continued)
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)	$10,440,000	$10,511,723

		55,727,203

Banks 7.2%
♦Bank of America Corp. 3.30%, due 1/11/23	510,000	508,524
4.25%, due 10/22/26	7,260,000	7,281,969
5.125%, due 12/29/49 (a)	8,395,000	8,227,100
5.625%, due 7/1/20	1,720,000	1,937,470
6.11%, due 1/29/37	2,807,000	3,253,526
7.625%, due 6/1/19	420,000	494,779
8.57%, due 11/15/24	1,645,000	2,091,246
Barclays Bank PLC 5.14%, due 10/14/20 (d)	8,037,000	8,810,047
Capital One Financial Corp. 5.55%, due 12/29/49 (a)	14,975,000	15,003,078
CIT Group, Inc. 3.875%, due 2/19/19 (d)	2,037,000	2,067,555
5.00%, due 8/1/23	2,000,000	2,095,000
6.625%, due 4/1/18 (b)	7,100,000	7,650,250
Citigroup, Inc. 6.30%, due 12/29/49 (a)(d)	10,800,000	10,681,740
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	2,270,000	2,306,374
Discover Bank 7.00%, due 4/15/20	3,895,000	4,485,019
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	7,257,000	7,410,014
HSBC Holdings PLC 6.375%, due 12/29/49 (a)(d)	12,615,000	12,495,284
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	7,595,000	7,756,773
7.90%, due 4/29/49 (a)	3,650,000	3,792,350
Mellon Capital III 6.369%, due 9/5/66 (a)	GBP 2,950,000	4,597,743
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	$9,300,000	9,538,740
♦Morgan Stanley 4.875%, due 11/1/22	4,287,000	4,622,865
5.00%, due 11/24/25	2,465,000	2,637,587
5.45%, due 7/29/49 (a)	11,425,000	11,239,344
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	8,746,000	8,967,326
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	10,050,000	10,301,250

		160,252,953

Building Materials 1.3%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,223,000	975,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Building Materials (continued)
Building Materials Corporation of America 5.375%, due 11/15/24 (b)	$11,150,000	$11,470,562
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,615,625
USG Corp. 5.875%, due 11/1/21 (b)	6,755,000	7,118,081
6.30%, due 11/15/16	1,245,000	1,285,462
7.875%, due 3/30/20 (b)	4,258,000	4,492,190
9.75%, due 1/15/18	363,000	407,468

		28,364,731

Chemicals 1.3%
Ashland, Inc. 4.75%, due 8/15/22	2,970,000	2,971,634
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B.V. 7.375%, due 5/1/21 (b)	6,356,000	6,721,470
Dow Chemical Co. (The) 8.55%, due 5/15/19	2,099,000	2,524,381
Hexion, Inc. 6.625%, due 4/15/20	2,385,000	2,021,288
8.875%, due 2/1/18	2,283,000	1,746,495
Huntsman International LLC 5.125%, due 4/15/21	EUR 3,275,000	3,488,812
5.125%, due 11/15/22 (b)	$3,500,000	3,255,000
WR Grace & Co. 5.125%, due 10/1/21 (b)	6,410,000	6,666,400

		29,395,480

Commercial Services 1.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (b)	5,000,000	5,103,700
5.50%, due 4/1/23	6,282,000	6,509,722
Hertz Corp. (The) 6.25%, due 10/15/22	8,500,000	8,755,000
7.375%, due 1/15/21	1,630,000	1,696,211
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP 4,475,000	7,005,586
Service Corporation International 5.375%, due 1/15/22	$1,835,000	1,935,925
United Rentals North America, Inc. 4.625%, due 7/15/23	5,710,000	5,734,953
5.75%, due 11/15/24	1,750,000	1,776,250
6.125%, due 6/15/23	4,259,000	4,444,266

		42,961,613

	Principal Amount	Value

Computers 0.5%
NCR Corp. 5.00%, due 7/15/22	$7,215,000	$7,088,737
6.375%, due 12/15/23	3,350,000	3,450,500

		10,539,237

Cosmetics & Personal Care 0.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	5,470,000	5,750,338

Diversified Financial Services 0.3%
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	EUR 2,100,000	2,413,404
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	1,223,000	1,357,280
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	GBP 815,000	1,300,378
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	$1,690,000	1,700,863

		6,771,925

Electric 1.9%
Calpine Corp. 5.75%, due 1/15/25	10,680,000	10,119,300
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	10,815,000	11,114,987
Great Plains Energy, Inc. 4.85%, due 6/1/21 (d)	5,200,000	5,654,147
5.292%, due 6/15/22 (c)	663,000	734,674
IPALCO Enterprises, Inc. 3.45%, due 7/15/20 (b)	8,560,000	8,453,000
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	7,793,280	6,526,872

		42,602,980

Engineering & Construction 0.4%
MasTec, Inc. 4.875%, due 3/15/23	1,704,000	1,427,100
SBA Communications Corp. 4.875%, due 7/15/22	6,561,000	6,708,294

		8,135,394

Entertainment 1.5%
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	485,000	510,462
8.875%, due 6/15/20	6,815,000	7,326,125
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	5,102,000	5,255,060
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	11,200,000	12,404,000
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	1,010,000	1,015,050

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment (continued)
Scientific Games International, Inc. (continued)
10.00%, due 12/1/22	$6,635,000	$5,871,975

		32,382,672

Finance—Auto Loans 0.7%
♦Ally Financial, Inc. 3.50%, due 1/27/19	7,900,000	7,949,375
8.00%, due 3/15/20	565,000	668,112
8.00%, due 11/1/31	6,360,000	7,711,500

		16,328,987

Finance—Consumer Loans 1.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(d)	4,575,000	4,579,575
Navient Corp. 5.00%, due 10/26/20	3,210,000	3,005,363
8.00%, due 3/25/20	6,316,000	6,694,960
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	11,560,000	12,080,200
Springleaf Finance Corp. 5.25%, due 12/15/19	2,560,000	2,547,200
6.00%, due 6/1/20	5,100,000	5,163,750
7.75%, due 10/1/21	4,850,000	5,219,812

		39,290,860

Finance—Credit Card 0.4%
American Express Co. 6.80%, due 9/1/66 (a)	5,901,000	5,939,356
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	2,935,581

		8,874,937

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC 5.125%, due 1/20/23	813,000	813,652
6.45%, due 6/8/27	1,100,000	1,147,123

		1,960,775

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	1,850,000	1,905,500
6.00%, due 8/1/20	6,880,000	7,181,000

		9,086,500

Food 1.1%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (b)	1,100,000	924,000
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	4,595,000	4,461,024
Premier Foods Finance PLC 6.50%, due 3/15/21 (b)	GBP 4,500,000	6,446,390

	Principal Amount	Value

Food (continued)
Smithfield Foods, Inc. 7.75%, due 7/1/17	$1,361,000	$1,473,283
TreeHouse Foods, Inc. 4.875%, due 3/15/22	6,125,000	5,925,937
Tyson Foods, Inc. 3.95%, due 8/15/24	5,450,000	5,563,992

		24,794,626

Food Services 0.3%
Aramark Services, Inc. 5.75%, due 3/15/20	5,475,000	5,714,531

Forest Products & Paper 0.2%
Domtar Corp. 10.75%, due 6/1/17	308,000	347,811
Georgia-Pacific LLC 8.00%, due 1/15/24	2,945,000	3,774,286
International Paper Co. 7.30%, due 11/15/39	693,000	834,108

		4,956,205

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19 (d)	4,467,000	4,567,508

Health Care—Products 1.4%
Alere, Inc. 6.50%, due 6/15/20	475,000	490,437
Hologic, Inc. 5.25%, due 7/15/22 (b)	11,380,000	11,877,875
Kinetic Concepts, Inc. / KCI USA, Inc. 10.50%, due 11/1/18	6,025,000	6,361,797
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	4,485,000	3,901,950
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, due 4/15/20 (b)	1,900,000	1,821,625
5.75%, due 8/1/22 (b)	4,485,000	4,263,531
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,889,467

		30,606,682

Health Care—Services 2.9%
CHS / Community Health Systems, Inc. 6.875%, due 2/1/22	11,735,000	11,823,012
DaVita HealthCare Partners, Inc. 5.125%, due 7/15/24	1,925,000	1,953,875
5.75%, due 8/15/22	6,825,000	7,166,250
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (b)	2,500,000	2,743,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services (continued)
HCA, Inc. 5.00%, due 3/15/24	$9,645,000	$9,934,350
5.875%, due 3/15/22	2,500,000	2,750,000
7.50%, due 2/15/22	2,000,000	2,300,000
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (b)	6,780,000	6,915,600
♦Tenet Healthcare Corp. 3.837%, due 6/15/20 (a)(b)	6,250,000	6,203,125
5.50%, due 3/1/19	3,500,000	3,447,500
6.00%, due 10/1/20	8,000,000	8,640,000
8.125%, due 4/1/22	1,000,000	1,057,500

		64,934,962

Holding Company—Diversified 0.3%
Stena AB 7.00%, due 2/1/24 (b)	8,000,000	7,300,000

Home Builders 4.8%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	4,206,000	4,048,275
7.25%, due 2/1/23 (d)	1,000,000	942,500
CalAtlantic Group, Inc. 6.25%, due 12/15/21	2,875,000	3,112,188
8.375%, due 1/15/21	4,560,000	5,409,528
D.R. Horton, Inc. 3.75%, due 3/1/19	4,750,000	4,880,625
5.75%, due 8/15/23	4,250,000	4,643,125
K Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (b)	3,100,000	2,464,500
7.25%, due 10/15/20 (b)	8,110,000	7,623,400
KB Home 7.25%, due 6/15/18	3,300,000	3,531,000
8.00%, due 3/15/20	2,250,000	2,446,875
Lennar Corp. 4.50%, due 6/15/19	5,800,000	6,017,500
4.50%, due 11/15/19	7,400,000	7,659,000
MDC Holdings, Inc. 5.50%, due 1/15/24	7,025,000	7,165,500
5.625%, due 2/1/20	1,608,000	1,680,360
Meritage Homes Corp. 7.00%, due 4/1/22	8,800,000	9,636,000
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	11,150,000	11,665,687
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,750,000	6,188,438
6.75%, due 11/1/19	3,850,000	4,350,500
TRI Pointe Holdings, Inc. 4.375%, due 6/15/19	5,871,000	5,834,306

	Principal Amount	Value

Home Builders (continued)
TRI Pointe Holdings, Inc. (continued)
5.875%, due 6/15/24	$6,950,000	$6,950,000

		106,249,307

Household Products & Wares 0.2%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (b)	5,085,000	5,421,881

Insurance 4.2%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	8,525,000	9,420,125
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	9,873,000	9,478,080
Genworth Holdings, Inc. 4.90%, due 8/15/23	4,475,000	3,389,813
6.15%, due 11/15/66 (a)	7,233,000	3,218,685
7.20%, due 2/15/21	1,145,000	1,087,750
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (b)	390,000	399,718
6.50%, due 3/15/35 (b)	870,000	1,033,877
7.80%, due 3/7/87 (b)	7,453,000	8,738,643
10.75%, due 6/15/88 (a)(b)	938,000	1,407,000
Lincoln National Corp. 7.00%, due 5/17/66 (a)	3,537,000	2,960,027
Oil Insurance, Ltd. 3.309%, due 12/29/49 (a)(b)	8,452,000	7,437,760
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,150,000	1,437,314
9.25%, due 6/15/39 (b)	504,000	743,902
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	612,000	615,060
Protective Life Corp. 8.45%, due 10/15/39	5,546,000	7,354,462
Provident Cos., Inc. 7.25%, due 3/15/28	5,460,000	6,700,201
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	3,120,000	3,265,080
Scottish Widows PLC Series Reg S 5.50%, due 6/16/23	GBP 6,500,000	10,357,982
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	$571,000	579,137
Validus Holdings, Ltd. 8.875%, due 1/26/40	5,383,000	6,923,539
Voya Financial, Inc. 5.50%, due 7/15/22	3,350,000	3,793,007
XLIT, Ltd. 6.50%, due 10/29/49 (a)	4,116,000	3,283,333

		93,624,495

Iron & Steel 1.2%
AK Steel Corp. 7.625%, due 10/1/21	9,410,000	4,493,275
8.375%, due 4/1/22	2,200,000	1,034,000

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Iron & Steel (continued)
Allegheny Ludlum Corp. 6.95%, due 12/15/25 (d)	$693,000	$638,426
ArcelorMittal 6.125%, due 6/1/18 (d)	2,000,000	2,005,000
7.00%, due 2/25/22	6,175,000	5,850,813
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	1,140,000	364,800
5.95%, due 1/15/18	2,526,000	1,300,890
Steel Dynamics, Inc. 5.25%, due 4/15/23	7,666,000	7,455,185
United States Steel Corp. 7.375%, due 4/1/20	4,039,000	3,009,055

		26,151,444

Leisure Time 0.5%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	4,500,000	4,668,750
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,115,000	6,695,925

		11,364,675

Lodging 1.2%
MGM Resorts International 6.00%, due 3/15/23	7,600,000	7,714,000
6.75%, due 10/1/20	2,794,000	2,975,610
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	946,000	1,037,160
7.15%, due 12/1/19	2,341,000	2,700,702
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, due 3/15/22	8,100,000	8,019,000
5.50%, due 3/1/25 (b)	3,600,000	3,378,780

		25,825,252

Machinery—Construction & Mining 0.4%
Terex Corp. 6.00%, due 5/15/21	3,110,000	3,079,522
6.50%, due 4/1/20	5,000,000	5,037,500

		8,117,022

Machinery—Diversified 0.6%
Zebra Technologies Corp. 7.25%, due 10/15/22	11,860,000	12,942,225

Media 2.4%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, due 3/15/21	1,445,000	1,491,963
CCO Safari II LLC 4.464%, due 7/23/22 (b)	13,655,000	13,852,970

	Principal Amount	Value

Media (continued)
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	$7,405,000	$7,719,712
Series B 7.625%, due 3/15/20	4,270,000	4,430,125
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	2,241,000	2,417,934
DISH DBS Corp. 4.25%, due 4/1/18	7,500,000	7,490,625
6.75%, due 6/1/21	4,265,000	4,403,613
iHeartCommunications, Inc. 9.00%, due 12/15/19	2,600,000	2,200,250
9.00%, due 3/1/21	8,845,000	7,275,012
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,349,063

		52,631,267

Mining 0.2%
Aleris International, Inc. 7.875%, due 11/1/20	2,057,000	1,933,580
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,500,000	1,821,243

		3,754,823

Miscellaneous—Manufacturing 1.3%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	10,610,000	10,716,100
Bombardier, Inc. 7.75%, due 3/15/20 (b)	2,445,000	2,133,263
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	9,585,000	7,691,962
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	11,250,000	8,325,000

		28,866,325

Oil & Gas 5.7%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	19,735,000	7,652,049
Berry Petroleum Co., LLC 6.75%, due 11/1/20 (d)	3,523,000	1,373,970
California Resources Corp. 5.00%, due 1/15/20	3,435,000	2,498,962
CHC Helicopter S.A. 9.25%, due 10/15/20	9,714,600	5,537,322
Chesapeake Energy Corp. 4.875%, due 4/15/22	1,411,000	874,820
5.375%, due 6/15/21	1,500,000	971,250
6.625%, due 8/15/20	2,595,000	1,758,113
7.25%, due 12/15/18	2,000,000	1,610,000
♦CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	10,000,000	9,800,000
Concho Resources, Inc. 5.50%, due 4/1/23	1,014,000	1,019,070
6.50%, due 1/15/22	1,550,000	1,606,188
7.00%, due 1/15/21	316,000	326,270

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Denbury Resources, Inc. 4.625%, due 7/15/23	$3,635,000	$2,426,362
6.375%, due 8/15/21	6,630,000	4,839,900
Eni S.p.A. 4.15%, due 10/1/20 (b)	2,000,000	2,102,568
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	1,300,000	1,131,000
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 5.00%, due 12/1/24 (b)	10,000,000	9,050,000
7.625%, due 4/15/21 (b)	1,823,000	1,854,903
LINN Energy LLC / LINN Energy Finance Corp. 6.50%, due 5/15/19	1,910,000	496,600
6.50%, due 9/15/21	7,250,000	1,595,000
8.625%, due 4/15/20	730,000	189,800
Murphy Oil USA, Inc. 6.00%, due 8/15/23	10,818,000	11,412,990
Precision Drilling Corp. 6.50%, due 12/15/21	1,127,000	980,490
6.625%, due 11/15/20	2,417,000	2,154,151
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,015,000
Sanchez Energy Corp. 6.125%, due 1/15/23	9,620,000	6,974,500
SM Energy Co. 5.00%, due 1/15/24	1,970,000	1,768,075
6.125%, due 11/15/22	5,385,000	5,223,450
6.50%, due 1/1/23	4,665,000	4,596,872
Sunoco, L.P. / Sunoco Finance Corp. 5.50%, due 8/1/20 (b)	5,635,000	5,775,875
6.375%, due 4/1/23 (b)	6,850,000	6,901,375
Tesoro Corp. 5.125%, due 4/1/24	11,050,000	11,160,500
Whiting Petroleum Corp. 5.00%, due 3/15/19	2,350,000	2,232,500
5.75%, due 3/15/21	6,000,000	5,572,500

		126,482,425

Oil & Gas Services 1.1%
Basic Energy Services, Inc. 7.75%, due 2/15/19	8,717,000	3,508,592
7.75%, due 10/15/22 (d)	3,770,000	1,394,900
Bristow Group, Inc. 6.25%, due 10/15/22	5,390,000	4,689,300
CGG S.A. 6.50%, due 6/1/21	6,150,000	3,536,250
PHI, Inc. 5.25%, due 3/15/19	11,885,000	10,518,225

		23,647,267

	Principal Amount	Value

Packaging & Containers 2.4%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (b)	$1,000,000	$1,048,760
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (b)	6,775,000	6,944,375
7.00%, due 11/15/20 (b)	652,941	654,574
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR 7,700,000	8,837,752
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (b)	3,175,000	3,622,317
MeadWestvaco Corp. 7.375%, due 9/1/19	$1,800,000	2,072,826
Novelis, Inc. 8.75%, due 12/15/20	4,653,000	4,664,632
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	5,555,000	5,662,656
Reynolds Group Issuer, Inc. 5.75%, due 10/15/20	925,000	962,000
7.875%, due 8/15/19	1,025,000	1,062,156
9.875%, due 8/15/19	5,714,000	6,013,985
Sealed Air Corp. 4.875%, due 12/1/22 (b)	7,070,000	7,264,425
5.50%, due 9/15/25 (b)	3,315,000	3,497,325

		52,307,783

Pharmaceuticals 0.7%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)	5,560,000	5,560,000
6.00%, due 2/1/25 (b)	2,375,000	2,357,187
Valeant Pharmaceuticals International, Inc. 5.375%, due 3/15/20 (b)	4,600,000	4,002,000
6.375%, due 10/15/20 (b)	4,800,000	4,296,000

		16,215,187

Pipelines 4.2%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20 (b)	7,360,000	7,341,526
♦Energy Transfer Equity, L.P. 5.875%, due 1/15/24	1,960,000	1,898,799
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	1,500,000	1,492,440
7.60%, due 2/1/24	662,000	744,013
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	10,000,000	9,413,980
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.50%, due 3/1/20	3,875,000	3,855,625
Kinder Morgan, Inc. 5.625%, due 11/15/23 (b)	2,449,000	2,380,041
7.75%, due 1/15/32 (d)	11,700,000	11,841,839

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	$2,037,000	$2,351,655
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	10,475,000	9,021,740
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.00%, due 10/1/22	1,550,000	1,506,361
5.50%, due 4/15/23	3,525,000	3,418,545
5.875%, due 3/1/22	50,000	51,348
6.50%, due 7/15/21	2,825,000	2,923,875
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,269,000	1,305,264
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	2,500,000	2,325,000
4.25%, due 11/15/23	5,160,000	4,515,000
5.25%, due 5/1/23	3,725,000	3,464,250
6.375%, due 8/1/22	875,000	848,750
6.625%, due 10/1/20 (b)	1,000	993
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (b)	2,915,000	3,017,025
5.875%, due 10/1/20	3,810,000	3,962,400
6.125%, due 10/15/21	3,500,000	3,640,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	2,000,000	1,632,480
4.55%, due 6/24/24	8,500,000	7,113,982
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	3,560,000	3,213,253
6.125%, due 7/15/22	29,000	29,685

		93,309,869

Real Estate Investment Trusts 0.9%
Crown Castle International Corp. 5.25%, due 1/15/23	2,625,000	2,825,156
GEO Group, Inc. (The) 6.625%, due 2/15/21	9,023,000	9,338,805
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	456,189
5.25%, due 3/15/22	75,000	80,536
Iron Mountain, Inc. 5.75%, due 8/15/24	4,125,000	4,145,625
6.00%, due 10/1/20 (b)	744,000	788,640
6.00%, due 8/15/23	1,475,000	1,546,906
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,421,000	1,409,264

		20,591,121

	Principal Amount	Value

Retail 2.1%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22 (d)	$5,200,000	$5,486,000
Brinker International, Inc. 2.60%, due 5/15/18 (d)	1,875,000	1,877,582
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(e)	67,136	74,038
Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	11,670,000	12,297,262
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,925,000	1,959,194
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,354,582
Signet UK Finance PLC 4.70%, due 6/15/24	10,160,000	10,190,958
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	8,550,000	8,293,500

		46,533,116

Semiconductors 1.7%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (b)	7,050,000	7,279,125
6.00%, due 1/15/22 (b)	6,159,000	6,559,335
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (b)	13,500,000	13,770,000
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	9,700,000	9,469,625

		37,078,085

Software 0.3%
First Data Corp. 5.375%, due 8/15/23 (b)	1,785,000	1,816,238
6.75%, due 11/1/20 (b)	2,275,000	2,397,281
7.00%, due 12/1/23 (b)	755,000	768,213
10.625%, due 6/15/21	1,137,000	1,269,176

		6,250,908

Telecommunications 4.1%
Bharti Airtel International Netherlands B.V. Series Reg S 5.125%, due 3/11/23	6,500,000	6,895,252
CenturyLink, Inc. 5.80%, due 3/15/22	8,000,000	7,780,000
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (b)(f)	4,350,000	4,524,000
CommScope, Inc. 4.375%, due 6/15/20 (b)	3,700,000	3,774,000
5.00%, due 6/15/21 (b)	4,295,000	4,321,844
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	2,250,000	2,476,688
7.625%, due 6/15/21	3,350,000	3,651,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	$10,190,000	$10,113,575
Intelsat Luxembourg S.A. 7.75%, due 6/1/21	5,885,000	3,472,150
8.125%, due 6/1/23	1,573,000	932,003
Sprint Capital Corp. 8.75%, due 3/15/32	2,060,000	1,854,000
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,669,500
Sprint Corp. 7.25%, due 9/15/21	4,000,000	3,675,000
7.875%, due 9/15/23	1,650,000	1,526,250
T-Mobile USA, Inc. 6.00%, due 3/1/23	3,000,000	2,990,625
6.125%, due 1/15/22	4,525,000	4,604,187
6.375%, due 3/1/25	3,500,000	3,508,750
6.542%, due 4/28/20	2,000,000	2,050,000
6.625%, due 11/15/20	1,000,000	1,030,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38	1,085,000	1,155,525
Telefonica Emisiones SAU 4.57%, due 4/27/23	2,550,000	2,681,205
5.462%, due 2/16/21	396,000	441,928
Verizon Communications, Inc. 5.15%, due 9/15/23	3,573,000	3,982,487
ViaSat, Inc. 6.875%, due 6/15/20	7,340,000	7,688,650
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	5,000,000	5,062,500

		91,861,619

Transportation 0.9%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)	2,000,000	2,050,000
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	4,255,000	3,255,075
5.875%, due 4/1/20	3,748,000	3,017,140
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	12,475,000	11,133,937

		19,456,152

Total Corporate Bonds (Cost $1,726,433,229)		1,639,274,402

Foreign Bonds 0.4%
Belgium 0.1%
Belfius Financing Co. 1.289%, due 2/9/17 (a)	GBP 2,000,000	3,044,658

	Principal Amount	Value

Ireland 0.2%
UT2 Funding PLC 5.321%, due 6/30/16	EUR 3,945,000	$4,385,389

United Kingdom 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 449,000	887,890
Rexam PLC 6.75%, due 6/29/67 (a)	EUR 978,000	1,075,458

		1,963,348

Total Foreign Bonds (Cost $10,520,320)		9,393,395

Loan Assignments 17.6% (g)
Advertising 1.2%
CBS Outdoor Americas Capital LLC Term Loan B 3.00%, due 1/31/21	$8,953,125	8,900,901
♦USAGM HoldCo LLC
2015 Delayed Draw Term Loan 4.75%, due 7/28/22	576,347	561,938
2015 Term Loan 4.75%, due 7/28/22	8,173,653	7,969,312
2015 2nd Lien Delayed Draw Term Loan 9.50%, due 7/28/23	535,714	518,750
2015 2nd Lien Term Loan 9.50%, due 7/28/23	8,214,286	7,954,164

		25,905,065

Aerospace & Defense 0.2%
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	1,747,168	1,724,237
Term Loan D 3.75%, due 6/4/21	1,975,000	1,946,785

		3,671,022

Auto Manufacturers 0.3%
Navistar International Corporation Term Loan B 6.50%, due 8/7/20	7,500,000	7,250,003

Auto Parts & Equipment 1.1%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	7,358,925	7,360,765
MPG Holdco I, Inc. USD Term Loan B 3.75%, due 10/20/21	1,063,594	1,056,567

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Auto Parts & Equipment (continued)
TI Group Automotive Systems, LLC 2015 Term Loan 4.50%, due 6/30/22	$11,075,000	$10,978,094
Visteon Corp. Delayed Draw Term Loan B 3.50%, due 4/9/21	4,068,677	4,046,636

		23,442,062

Building Materials 0.7%
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	13,486,979	13,442,027
2nd Lien Term Loan 7.00%, due 3/26/21	1,193,684	1,193,684

		14,635,711

Chemicals 1.1%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	4,497,694	4,481,633
ECO Services Operations LLC Initial Term Loan 4.75%, due 12/4/21	2,630,125	2,600,536
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	11,306,851	11,267,990
WR Grace & Co. Delayed Draw Term Loan 2.75%, due 2/3/21	1,342,745	1,317,568
USD Exit Term Loan 2.75%, due 2/3/21	3,733,714	3,663,707

		23,331,434

Commercial Services 1.0%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	5,808,219	5,532,329
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	8,825,744	8,814,712
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	8,872,957	7,985,661

		22,332,702

Containers, Packaging & Glass 0.3%
Milacron LLC Term Loan B 4.50%, due 9/28/20	6,602,740	6,610,993

	Principal Amount	Value

Electric 0.1%
Calpine Corp. Term Loan B5 3.50%, due 5/27/22	$1,995,000	$1,970,063

Entertainment 0.9%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 6/15/18	2,947,500	2,915,570
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	9,088,125	8,875,126
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	9,473,698	8,865,799

		20,656,495

Environmental Controls 0.0%‡
Filtration Group Corp. 2nd Lien Term Loan 8.25%, due 11/21/21	505,319	502,582

Food Services 0.2%
Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	4,932,406	4,914,935

Health Care—Products 1.0%
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	4,937,186	4,934,717
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	15,469,187	15,233,283
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	1,000,000	990,000

		21,158,000

Health Care—Services 1.2%
Amsurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	10,961,002	10,888,583
Community Health Systems, Inc. Term Loan F 3.575%, due 12/31/18	46,424	46,206
Term Loan G 3.75%, due 12/31/19	123,733	123,056
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	2,468,750	2,466,988

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Loan Assignments (continued)
Health Care—Services (continued)
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	$6,847,461	$6,749,029
U.S. Renal Care, Inc. 2013 Term Loan 4.25%, due 7/3/19	6,894,472	6,885,854

		27,159,716

Household Products & Wares 1.0%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22	7,750,000	7,560,900
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	13,556,413	13,547,940

		21,108,840

Iron & Steel 0.8%
♦Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	16,976,904	16,693,950

Leisure Time 0.4%
ClubCorp Club Operations, Inc. 2015 Term Loan 4.25%, due 7/24/20	9,925,000	9,912,594

Lodging 0.9%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,014,931	1,014,455
♦Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	15,940,282	15,964,638
MGM Resorts International Term Loan B 3.50%, due 12/20/19	2,687,236	2,680,517

		19,659,610

Machinery—Construction & Mining 0.1%
Terex Corp. 2014 USD Term Loan 3.50%, due 8/13/21	2,574,000	2,566,922

Machinery—Diversified 0.7%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	14,925,000	14,619,037

	Principal Amount	Value

Media 0.7%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	$8,879,285	$8,782,564
iHeartCommunications, Inc. Term Loan D 6.938%, due 1/30/19	1,928,771	1,613,280
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23	4,161,125	4,127,965

		14,523,809

Mining 0.0%‡
Oxbow Carbon LLC 2nd Lien Term Loan 8.00%, due 1/17/20	1,000,000	897,500

Miscellaneous—Manufacturing 0.2%
Gates Global, Inc. Initial Dollar Term Loan 4.25%, due 7/5/21	5,747,078	5,392,673

Oil & Gas 0.6%
♦CITGO Petroleum Corp. New Term Loan B 4.50%, due 7/29/21	11,335,000	11,136,637
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	8,400,000	3,053,400

		14,190,037

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	1,791,442	1,660,667

Pipelines 0.7%
♦Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	16,250,000	15,486,250

Printing & Publishing 0.1%
Pilot Travel Centers LLC 2015 Term Loan B 3.75%, due 10/3/21	2,800,000	2,810,500

Real Estate 0.8%
♦Realogy Corp.
New Term Loan B 3.75%, due 3/5/20	17,816,758	17,788,929

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Real Estate (continued)
Realogy Corp. (continued)
Extended Letter of Credit 4.446%, due 10/10/16	$45,875	$45,416

		17,834,345

Retail 0.1%
Dollar Tree, Inc. Term Loan B1 3.50%, due 7/6/22	3,172,050	3,173,750

Software 0.2%
First Data Corp. 2018 New Dollar Term Loan 3.697%, due 3/24/18	5,500,000	5,459,894

Telecommunications 0.9%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	2,500,000	2,419,532
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	9,000,000	8,984,529
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	8,924,387	8,847,691

		20,251,752

Total Loan Assignments (Cost $400,721,824)		389,782,913

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 2.704%, due 11/25/35 (h)	232,536	206,132
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.427%, due 12/25/36 (a)(b)	39,800	35,989
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.737%, due 7/25/36 (h)	164,876	159,723

		401,844

	Principal Amount	Value

Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	$97,883	$93,838
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.025%, due 11/25/36 (h)	155,902	137,977

		231,815

Total Mortgage-Backed Securities (Cost $616,310)		633,659

U.S. Government 0.0%‡
United States Treasury Note 0.0%‡
2.125%, due 8/15/21	70,000	71,531

Total U.S. Government (Cost $71,322)		71,531

Total Long-Term Bonds (Cost $2,153,698,376)		2,053,336,315

	Shares
Common Stocks 0.1%
Auto Manufacturers 0.1%
General Motors Co.	15,078	526,373
Motors Liquidation Co. GUC Trust	11,598	187,888

		714,261

Media 0.0%‡
ION Media Networks, Inc. (e)(i)(j)(k)	22	9,560

Total Common Stocks (Cost $552,418)		723,821

Convertible Preferred Stock 0.0%‡
Iron & Steel 0.0%‡
ArcelorMittal 6.00%	48,000	433,920

Total Convertible Preferred Stock (Cost $1,200,000)		433,920

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

	Number of Warrants	Value
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/19 (j)	20,476	$349,730

Total Warrants (Cost $322,281)		349,730

	Principal Amount
Short-Term Investment 5.7%
Repurchase Agreement 5.7%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $125,007,933 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 11/30/19, with a Principal Amount of $125,935,000 and a Market Value of $127,509,188)	$125,007,933	125,007,933

Total Short-Term Investment (Cost $125,007,933)		125,007,933

Total Investments, Before Investments Sold Short (Cost $2,280,781,008) (l)	98.4%	2,179,851,719

Long-Term Bonds Sold Short (1.2)% Corporate Bonds Sold Short (1.2%)
Household Products & Wares (0.2%)
ACCO Brands Corp. 6.75%, due 4/30/20	(3,850,000)	(4,100,250)

Oil & Gas (1.0%)
Southwestern Energy Co. 4.95%, due 1/23/25	(24,915,000)	(21,736,020)

Total Investments Sold Short (Proceeds $26,973,665)	(1.2)%	(25,836,270)

Total Investments, Net of Investments Sold Short (Cost $2,253,807,343)	97.2	2,154,015,449
Other Assets, Less Liabilities	2.8	61,489,150
Net Assets	100.0%	$2,215,504,599

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2015.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(O)).

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $83,598, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2015.

(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2015.

(i)	Illiquid security—As of October 31, 2015, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $9,560, which represented less than one-tenth of a percent of the Fund’s net assets.

(j)	Non-income producing security.

(k)	Restricted security.

(l)	As of October 31, 2015, cost was $2,280,819,032 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$24,307,246
Gross unrealized depreciation	(125,274,559)

Net unrealized depreciation	$(100,967,313)

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	EUR	517,000	$577,779	$(9,112)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	EUR	30,004,000	33,690,291	687,840
Pound Sterling vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	GBP	29,518,000	45,538,895	39,806
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$718,534

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(2,139)	December 2015	$(467,705,719)	$444,097
Euro-Bund	(441)	December 2015	(76,238,327)	(1,586,447)

			$(543,944,046)	$(1,142,350)

1.	As of October 31, 2015, cash in the amount of $2,674,470 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

As of October 31, 2015, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$250,000,000	USD	10/8/2017	Fixed 0.730%	3-Month USD-LIBOR	$—	$504,178	$504,178
$250,000,000	USD	10/16/2017	Fixed 0.695%	3-Month USD-LIBOR	—	701,815	701,815
$250,000,000	USD	3/24/2017	Fixed 0.842%	3-Month USD-LIBOR	(2,177)	(587,393)	(585,216)
$500,000,000	USD	4/7/2017	Fixed 0.790%	3-Month USD-LIBOR	33,824	(750,015)	(783,839)
$350,000,000	USD	4/16/2017	Fixed 0.768%	3-Month USD-LIBOR	—	(387,593)	(387,594)
$500,000,000	USD	4/17/2017	Fixed 0.766%	3-Month USD-LIBOR	—	(541,295)	(541,295)
$500,000,000	USD	4/21/2017	Fixed 0.769%	3-Month USD-LIBOR	—	(541,890)	(541,890)
$125,000,000	USD	4/29/2017	Fixed 0.786%	3-Month USD-LIBOR	—	(158,614)	(158,614)
$350,000,000	USD	5/6/2017	Fixed 0.861%	3-Month USD-LIBOR	—	(790,776)	(790,776)
$273,000,000	USD	7/8/2017	Fixed 0.877%	3-Month USD-LIBOR	—	(534,100)	(534,100)
					$31,647	$(3,085,683)	$(3,117,331)

As of October 31, 2015, the Fund held the following centrally cleared credit default swap contract1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	€19,000	(5.00)%	$(1,215,654)	$(1,935,024)	$(719,370)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2015 (continued)

As of October 31, 2015, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	(1.00)%	$(355,124)	$12,210	$(342,914)

1.	As of October 31, 2015, cash in the amount of $12,986,752 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2015.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$4,686,102	$—	$4,686,102
Convertible Bonds	—	9,494,313	—	9,494,313
Corporate Bonds	—	1,639,274,402	—	1,639,274,402
Foreign Bonds	—	9,393,395	—	9,393,395
Loan Assignments (b)	—	377,053,836	12,729,077	389,782,913
Mortgage-Backed Securities	—	633,659	—	633,659
U.S. Government	—	71,531	—	71,531

Total Long-Term Bonds	—	2,040,607,238	12,729,077	2,053,336,315

Common Stocks (c)	714,261	—	9,560	723,821
Convertible Preferred Stock	433,920	—	—	433,920
Warrant	349,730	—	—	349,730
Short-Term Investment
Repurchase Agreement	—	125,007,933	—	125,007,933

Total Investments in Securities	1,497,911	2,165,615,171	12,738,637	2,179,851,719

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	727,646	—	727,646
Futures Contracts Short (d)	444,097	—	—	444,097
Interest Rate Swap Contracts (d)	—	1,205,993	—	1,205,993

Total Other Financial Instruments	444,097	1,933,639	—	2,377,736

Total Investments in Securities and Other Financial Instruments	$1,942,008	$2,167,548,810	$12,738,637	$2,182,229,455

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(25,836,270)	$—	$(25,836,270)

Total Investments in Securities Sold Short	—	(25,836,270)	—	(25,836,270)

Other Financial Instruments
Credit Default Swap Contracts (d)	—	(1,062,284)	—	(1,062,284)
Foreign Currency Forward Contracts (d)	—	(9,112)	—	(9,112)
Futures Contracts Short (d)	(1,586,447)	—	—	(1,586,447)
Interest Rate Swap Contracts (d)	—	(4,323,324)	—	(4,323,324)

Total Other Financial Instruments	(1,586,447)	(5,394,720)	—	(6,981,167)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,586,447)	$(31,230,990)	$—	$(32,817,437)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $7,985,661, $990,000, $897,500, $2,810,500 and $45,416 are held in Commercial Services, Health Care—Products, Mining, Printing & Publishing and Real Estate, respectively, within Loan Assignments whose values were obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(c)	The Level 3 security valued at $9,560 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, securities with a market value of $19,541,790 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2014, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant observable inputs. (See Note 2)

During the year ended October 31, 2015, a corporate bond with a total value of $80,961 was transferred from Level 3 to Level 2. The transfer occurred as a result of the corporate bond using a observable inputs for valuation measurement at October 31, 2015.

As of October 31, 2015, securities with a market value of $15,817,187 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2014, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant unobservable inputs. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2015 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (b)
Long-Term Bonds
Corporate Bonds
Entertainment	$8,923	$208	$120	$3,497	$—	$(12,748)	$—	$—	$—	$—
Retail	80,961	—	—	—	—	—	—	(80,961)	—	—
Loan Assignments
Auto Parts & Equipment	26,929,508	1,691	15,597	135,329	—	(15,261,750)	—	(11,820,375)	—	—
Building Materials	1,356,750	7,148	(308,668)	293,161	5,006,250	(17,495,554)	12,497,663	(1,356,750)	—	—
Chemicals	2,640,062	—	—	—	—	—	—	(2,640,062)	—	—
Commercial Services	—	7,987	29,038	(857,407)	2,962,500	(1,200,584)	7,044,127	—	7,985,661	(857,407)
Health Care—Products	—	162	—	(7,662)	997,500	—	—	—	990,000	(7,662)
Mining	975,000	1,539	—	(79,039)	—	—	—	—	897,500	(79,039)
Printing & Publishing	—	11	569	22,355	2,921,924	(134,359)	—	—	2,810,500	22,355
Real Estate	45,355	790	11	(275)	—	(465)	—	—	45,416	(274)
Common Stocks
Media	8,322	—	—	1,238	—	—	—	—	9,560	1,238

Total	$32,044,881	$19,536	$(263,333)	$(488,803)	$11,888,174	$(34,105,460)	$19,541,790	$(15,898,148)	$12,738,637	$(920,789)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $2,280,781,008)	$2,179,851,719
Cash denominated in foreign currencies (identified cost $19,238,654)	19,282,445
Cash collateral on deposit at broker	15,661,222
Receivables:
Dividends and interest	26,517,057
Investment securities sold	9,502,527
Fund shares sold	3,454,476
Variation margin on futures contracts	33,278
Premiums paid for OTC swap contract	355,124
Other assets	66,162
Unrealized appreciation on foreign currency forward contracts	727,646
Variation margin on centrally cleared swaps	206,459

Total assets	2,255,658,115

Liabilities
Investments sold short (proceeds $26,973,665)	25,836,270
Payables:
Fund shares redeemed	9,605,674
Manager (See Note 3)	1,045,064
Investment securities purchased	755,338
Transfer agent (See Note 3)	571,276
NYLIFE Distributors (See Note 3)	422,734
Interest on investments sold short	336,452
Broker fees and charges on short sales	114,994
Shareholder communication	77,296
Professional fees	43,667
Custodian	7,997
Trustees	5,763
Accrued expenses	15,177
Interest expense and fees payable	3,007
Dividend payable	960,781
Unrealized depreciation on OTC swap contract	342,914
Unrealized depreciation on foreign currency forward contracts	9,112

Total liabilities	40,153,516

Net assets	$2,215,504,599

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$2,542,251
Additional paid-in capital	2,378,961,257

2,381,503,508
Undistributed net investment income	2,622,833
Accumulated net realized gain (loss) on investments, unfunded commitments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(64,073,645)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(106,251,254)
Net unrealized appreciation (depreciation) on investments sold short	1,137,395
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	565,762

Net assets	$2,215,504,599

Class A
Net assets applicable to outstanding shares	$584,184,182

Shares of beneficial interest outstanding	67,025,426

Net asset value per share outstanding	$8.72
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.13

Investor Class
Net assets applicable to outstanding shares	$32,497,607

Shares of beneficial interest outstanding	3,701,101

Net asset value per share outstanding	$8.78
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.19

Class B
Net assets applicable to outstanding shares	$19,833,352

Shares of beneficial interest outstanding	2,286,072

Net asset value and offering price per share outstanding	$8.68

Class C
Net assets applicable to outstanding shares	$315,182,601

Shares of beneficial interest outstanding	36,355,476

Net asset value and offering price per share outstanding	$8.67

Class I
Net assets applicable to outstanding shares	$1,263,694,936

Shares of beneficial interest outstanding	144,844,192

Net asset value and offering price per share outstanding	$8.72

Class R2
Net assets applicable to outstanding shares	$111,921

Shares of beneficial interest outstanding	12,836

Net asset value and offering price per share outstanding	$8.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$123,729,484
Dividends	135,272

Total income	123,864,756

Expenses
Manager (See Note 3)	13,364,070
Distribution/Service—Class A (See Note 3)	1,655,233
Distribution/Service—Investor Class (See Note 3)	80,682
Distribution/Service—Class B (See Note 3)	215,134
Distribution/Service—Class C (See Note 3)	3,447,018
Distribution/Service—Class R2 (See Note 3)	594
Transfer agent (See Note 3)	3,512,714
Interest on investments sold short	803,895
Broker fees and charges on short sales	371,497
Shareholder communication	250,456
Registration	248,782
Professional fees	164,412
Custodian	82,418
Trustees	48,763
Interest expense	4,713
Shareholder service (See Note 3)	237
Miscellaneous	72,471

Total expenses	24,323,089

Net investment income (loss)	99,541,667

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(45,655,375)
Investments sold short	(262,866)
Futures transactions	(14,121,035)
Swap transactions	(25,602,918)
Foreign currency transactions	6,878,899

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(78,763,295)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(97,562,713)
Investments sold short	1,730,181
Futures contracts	1,899,262
Swap contracts	2,608,673
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,189,839)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(92,514,436)

Net realized and unrealized gain (loss) on investments, unfunded commitments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(171,277,731)

Net increase (decrease) in net assets resulting from operations	$(71,736,064)

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$99,541,667	$64,713,405
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(78,763,295)	638,332
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(92,514,436)	(27,218,147)

Net increase (decrease) in net assets resulting from operations	(71,736,064)	38,133,590

Dividends to shareholders:
From net investment income:
Class A	(22,199,099)	(18,981,960)
Investor Class	(1,079,074)	(1,034,293)
Class B	(561,584)	(579,315)
Class C	(9,024,905)	(6,463,600)
Class I	(50,654,929)	(34,625,108)
Class R2	(7,479)	(3,228)

Total dividends to shareholders	(83,527,070)	(61,687,504)

Capital share transactions:
Net proceeds from sale of shares	986,207,670	2,280,510,464
Net asset value of shares issued to shareholders in reinvestment of dividends	70,622,476	51,848,369
Cost of shares redeemed	(1,243,315,257)	(524,807,424)

Increase (decrease) in net assets derived from capital share transactions	(186,485,111)	1,807,551,409

Net increase (decrease) in net assets	(341,748,245)	1,783,997,495

Net Assets
Beginning of year	2,557,252,844	773,255,349

End of year	$2,215,504,599	$2,557,252,844

Undistributed net investment income at end of year	$2,622,833	$1,655,631

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.27	$9.28	$9.22	$8.73	$9.06

Net investment income (loss) (a)	0.36	0.36	0.40	0.45	0.45
Net realized and unrealized gain (loss) on investments	(0.63)	(0.05)	0.06	0.49	(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	(0.25)	0.32	0.45	0.95	0.14

Less dividends and distributions:
From net investment income	(0.30)	(0.33)	(0.39)	(0.46)	(0.47)

Total dividends	(0.30)	—	—	—	—

Net asset value at end of year	$8.72	$9.27	$9.28	$9.22	$8.73

Total investment return (b)	(2.70%)	3.48%	4.96%	11.26%	1.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	3.81%	4.25%	5.08%	5.04%
Net expenses (excluding short sale expenses)	0.96%	0.98%	1.00%	1.00%	1.03%
Expenses (including short sales expenses, before waiver/reimbursement)	1.01%	1.04%	1.12%	1.33%	1.22%
Short sale expenses	0.05%	0.06%	0.12%	0.33%	0.19%
Portfolio turnover rate	22%	19%	23%	25%	26%
Net assets at end of year (in 000’s)	$584,184	$675,552	$317,917	$192,009	$169,649

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.33	$9.34	$9.28	$8.78	$9.12

Net investment income (loss) (a)	0.36	0.36	0.39	0.44	0.43
Net realized and unrealized gain (loss) on investments	(0.63)	(0.05)	0.06	0.50	(0.32)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	(0.25)	0.32	0.44	0.95	0.11

From net investment income	(0.30)	(0.33)	(0.38)	(0.45)	(0.45)

Net asset value at end of year	$8.78	$9.33	$9.34	$9.28	$8.78

Total investment return (b)	(2.70%)	3.42%	4.76%	10.98%	1.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99%	3.78%	4.12%	4.89%	4.85%
Net expenses (excluding short sale expenses)	0.98%	1.00%	1.15%	1.19%	1.24%
Expenses (including short sales expenses, before waiver/reimbursement)	1.03%	1.06%	1.27%	1.52%	1.42%
Short sale expenses	0.05%	0.06%	0.12%	0.33%	0.18%
Portfolio turnover rate	22%	19%	23%	25%	26%
Net assets at end of year (in 000’s)	$32,498	$31,690	$28,341	$24,551	$20,415

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

32	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.23	$9.24	$9.18	$8.70	$9.03

Net investment income (loss) (a)	0.29	0.28	0.31	0.37	0.36
Net realized and unrealized gain (loss) on investments	(0.62)	(0.04)	0.07	0.48	(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	(0.31)	0.25	0.37	0.86	0.05

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.31)	(0.38)	(0.38)

Net asset value at end of year	$8.68	$9.23	$9.24	$9.18	$8.70

Total investment return (b)	(3.45%)	2.71%	4.05%	10.15%	0.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24%	3.03%	3.38%	4.14%	4.10%
Net expenses (excluding short sales expenses)	1.73%	1.75%	1.90%	1.94%	1.99%
Expenses (including short sales expenses, before waiver/reimbursement)	1.78%	1.81%	2.02%	2.27%	2.16%
Short sale expenses	0.05%	0.06%	0.12%	0.33%	0.17%
Portfolio turnover rate	22%	19%	23%	25%	26%
Net assets at end of year (in 000’s)	$19,833	$22,460	$19,254	$17,591	$16,754

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.22	$9.23	$9.18	$8.69	$9.03

Net investment income (loss) (a)	0.29	0.28	0.31	0.37	0.36
Net realized and unrealized gain (loss) on investments	(0.62)	(0.04)	0.06	0.49	(0.32)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	(0.31)	0.25	0.36	0.87	0.04

Less dividends:
From net investment income	(0.24)	(0.26)	(0.31)	(0.38)	(0.38)

Net asset value at end of year	$8.67	$9.22	$9.23	$9.18	$8.69

Total investment return (b)	(3.46%)	2.71%	4.05%	10.16%	0.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24%	3.05%	3.34%	4.14%	4.09%
Net expenses (excluding short sale expenses)	1.73%	1.75%	1.90%	1.94%	1.99%
Expenses (including short sales expenses, before waiver/reimbursement)	1.78%	1.81%	2.02%	2.27%	2.19%
Short sale expenses	0.05%	0.06%	0.12%	0.33%	0.20%
Portfolio turnover rate	22%	19%	23%	25%	26%
Net assets at end of year (in 000’s)	$315,183	$345,900	$113,183	$59,159	$50,280

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.28	$9.29	$9.23	$8.73	$9.07

Net investment income (loss) (a)	0.38	0.38	0.41	0.47	0.46
Net realized and unrealized gain (loss) on investments	(0.63)	(0.05)	0.07	0.51	(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	(0.23)	0.34	0.47	0.99	0.15

Less dividends:
From net investment income	(0.33)	(0.35)	(0.41)	(0.49)	(0.49)

Net asset value at end of year	$8.72	$9.28	$9.29	$9.23	$8.73

Total investment return (b)	(2.56%)	3.73%	5.32%	11.41%	1.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.25%	4.08%	4.45%	5.32%	5.20%
Net expenses (excluding short sale expenses)	0.71%	0.73%	0.75%	0.76%	0.78%
Expenses (including short sales expenses, before waiver/reimbursement)	0.76%	0.79%	0.87%	1.08%	1.02%
Short sale expenses	0.05%	0.06%	0.12%	0.32%	0.24%
Portfolio turnover rate	22%	19%	23%	25%	26%
Net assets at end of year (in 000’s)	$1,263,695	$1,481,314	$294,560	$111,435	$163,356

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

Class R2	Year ended October 31, 2015	February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$9.27	$9.39

Net investment income (loss) (a)	0.35	0.23
Net realized and unrealized gain (loss) on investments	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.02

Total from investment operations	(0.26)	0.09

Less dividends:
From net investment income	(0.29)	(0.21)

Net asset value at end of period	$8.72	$9.27

Total investment return (b)	(2.81%)	0.99	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.87%	3.78	%††
Net expenses	1.06%	1.08	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.11%	1.14	%††
Short sale expenses	0.05%	0.06	%††
Portfolio turnover rate	22%	19%
Net assets at end of period (in 000’s)	$112	$336

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Unconstrained Bond Fund, (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

35

Notes to Financial Statements (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $9,560 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

36	MainStay Unconstrained Bond Fund

As of October 31, 2015, the Fund held Level 3 securities with a value of $12,729,077 that were valued by utilizing significant unobservable inputs.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

37

Notes to Financial Statements (continued)

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2015, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instrument. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities,

38	MainStay Unconstrained Bond Fund

may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or

39

Notes to Financial Statements (continued)

losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any rights.

(O)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

40	MainStay Unconstrained Bond Fund

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also invested in foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$—	$444,097	$444,097
Swap Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	—	1,205,993	1,205,993
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	727,646	—	727,646

Total Fair Value		$—	$727,646	$1,650,090	$2,377,736

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$—	$(1,586,447)	$(1,586,447)
Swap Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	(1,062,284)	—	(4,323,324)	(5,385,608)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(9,112)	—	(9,112)

Total Fair Value		$(1,062,284)	$(9,112)	$(5,909,771)	$(6,981,167)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

41

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(14,121,035)	$(14,121,035)
Swap Contracts	Net realized gain (loss) on swap transactions	(542,690)	—	(25,060,228)	(25,602,918)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	7,674,852	—	7,674,852

Total Realized Gain (Loss)		$(542,690)	$7,674,852	$(39,181,263)	$(32,049,101)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$1,899,262	$1,899,262
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(803,144)	—	3,411,817	2,608,673
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(1,109,603)	—	(1,109,603)

Total Change in Unrealized Appreciation (Depreciation)		$(803,144)	$(1,109,603)	$5,311,079	$3,398,332

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(1,096,942,087)	$(1,096,942,087)
Swap Contracts	$24,416,667	$—	$3,120,916,667	$3,145,333,334
Forward Contracts Long	$—	$28,349,580	$—	$28,349,580
Forward Contracts Short	$—	$(95,728,572)	$—	$(95,728,572)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the

“Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an

42	MainStay Unconstrained Bond Fund

annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2015, the effective management fee rate was 0.54%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $13,364,070.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $138,489 and $15,142 respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $22,102, $48,124 and $128,084, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$926,838
Investor Class	49,848
Class B	33,229
Class C	532,423
Class I	1,970,044
Class R2	332

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$12,753,193	2.2%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,556,572	$(64,494,677)	$(960,781)	$(103,100,023)	$(165,998,909)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures and forward contracts, swap adjustments and deemed dividends. The other temporary differences are primarily due to dividends payable.

43

Notes to Financial Statements (continued)

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(15,047,395)	$15,047,395	$—

The reclassifications for the Fund are primarily due foreign currency gain (loss), swap adjustments and defaulted bonds.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $64,494,468 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$473	$—
Unlimited	21,290	42,731
Total	$21,763	42,731

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$83,527,070	$61,687,504

Note 5–Restricted Securities

As of October 31, 2015, the Fund held the following restricted security:

Security	Date of Acquisition	Number of Shares	Cost	10/31/15 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$34	$9,560	0.0	‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $513,506 and $669,511, respectively.

44	MainStay Unconstrained Bond Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	28,450,020	$258,407,016
Shares issued to shareholders in reinvestment of dividends and distributions	2,174,176	19,530,531
Shares redeemed	(36,415,497)	(326,787,137)

Net increase (decrease) in shares outstanding before conversion	(5,791,301)	(48,849,590)
Shares converted into Class A (See Note 1)	193,550	1,750,177
Shares converted from Class A (See Note 1)	(273,131)	(2,423,227)

Net increase (decrease)	(5,870,882)	$(49,522,640)

Year ended October 31, 2014:
Shares sold	64,877,213	$608,301,886
Shares issued to shareholders in reinvestment of dividends and distributions	1,782,578	16,685,594
Shares redeemed	(28,139,793)	(263,798,248)

Net increase (decrease) in shares outstanding before conversion	38,519,998	361,189,232
Shares converted into Class A (See Note 1)	260,569	2,447,351
Shares converted from Class A (See Note 1)	(155,210)	(1,453,320)

Net increase (decrease)	38,625,357	$362,183,263

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	670,786	$6,136,874
Shares issued to shareholders in reinvestment of dividends and distributions	115,763	1,046,718
Shares redeemed	(658,661)	(5,981,986)

Net increase (decrease) in shares outstanding before conversion	127,888	1,201,606
Shares converted into Investor Class (See Note 1)	351,284	3,153,845
Shares converted from Investor Class (See Note 1)	(173,263)	(1,578,782)

Net increase (decrease)	305,909	$2,776,669

Year ended October 31, 2014:
Shares sold	786,971	$7,421,132
Shares issued to shareholders in reinvestment of dividends and distributions	106,179	1,000,211
Shares redeemed	(530,130)	(4,999,578)

Net increase (decrease) in shares outstanding before conversion	363,020	3,421,765
Shares converted into Investor Class (See Note 1)	240,974	2,273,835
Shares converted from Investor Class (See Note 1)	(242,836)	(2,297,081)

Net increase (decrease)	361,158	$3,398,519

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	353,620	$3,182,670
Shares issued to shareholders in reinvestment of dividends and distributions	53,569	479,142
Shares redeemed	(455,330)	(4,088,289)

Net increase (decrease) in shares outstanding before conversion	(48,141)	(426,477)
Shares converted from Class B (See Note 1)	(100,199)	(902,013)

Net increase (decrease)	(148,340)	$(1,328,490)

Year ended October 31, 2014:
Shares sold	761,597	$7,115,190
Shares issued to shareholders in reinvestment of dividends and distributions	54,949	511,845
Shares redeemed	(362,290)	(3,376,635)

Net increase (decrease) in shares outstanding before conversion	454,256	4,250,400
Shares converted from Class B (See Note 1)	(103,975)	(970,785)

Net increase (decrease)	350,281	$3,279,615

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	10,867,149	$98,101,445
Shares issued to shareholders in reinvestment of dividends and distributions	789,891	7,057,406
Shares redeemed	(12,819,125)	(114,653,445)

Net increase (decrease)	(1,162,085)	$(9,494,594)

Year ended October 31, 2014:
Shares sold	28,008,766	$261,362,245
Shares issued to shareholders in reinvestment of dividends and distributions	533,786	4,971,089
Shares redeemed	(3,285,094)	(30,592,136)

Net increase (decrease)	25,257,458	$235,741,198

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	68,304,110	$620,273,431
Shares issued to shareholders in reinvestment of dividends and distributions	4,727,262	42,501,199
Shares redeemed	(87,873,504)	(791,484,328)

Net increase (decrease)	(14,842,132)	$(128,709,698)

Year ended October 31, 2014:
Shares sold	148,667,391	$1,395,958,703
Shares issued to shareholders in reinvestment of dividends and distributions	3,061,206	28,676,402
Shares redeemed	(23,763,683)	(222,025,672)

Net increase (decrease)	127,964,914	$1,202,609,433

45

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	11,624	$106,234
Shares issued to shareholders in reinvestment of dividends and distributions	828	7,480
Shares redeemed	(35,876)	(320,072)

Net increase (decrease)	(23,424)	$(206,358)

Period ended October 31, 2014 (a):
Shares sold	37,547	$351,308
Shares issued to shareholders in reinvestment of dividends and distributions	346	3,228
Shares redeemed	(1,633)	(15,155)

Net increase (decrease)	36,260	$339,381

(a)	Class R2 shares were first offered on February 28, 2014.

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase

Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay Unconstrained Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Unconstrained Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Unconstrained Bond Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

47

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2015, the Fund designated approximately $87,446 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or subsitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay Unconstrained Bond Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

49

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

50	MainStay Unconstrained Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

51

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

52	MainStay Unconstrained Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673514 MS291-15	MSUB11-12/15 (NYLIM) NL217

MainStay Government Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.38 1.17%	0.95 1.89%	3.29 3.77%	0.98 0.98%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.66 0.88	0.74 1.67	3.15 3.62	1.26 1.26
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.79 0.14	0.55 0.92	2.87 2.87	2.01 2.01
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.85 0.14	0.89 0.89	2.86 2.86	2.01 2.01
Class I Shares	No Sales Charge		1.41	2.12	4.14	0.73

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[4]	2.36%	2.41%	4.31%
Morningstar Intermediate Government Category Average[5]	1.52	2.10	3.96

4.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$998.10	$5.04	$1,020.20	$5.09

Investor Class Shares	$1,000.00	$996.70	$6.39	$1,018.80	$6.46

Class B Shares	$1,000.00	$993.00	$10.20	$1,015.00	$10.31

Class C Shares	$1,000.00	$993.00	$10.20	$1,015.00	$10.31

Class I Shares	$1,000.00	$999.40	$3.83	$1,021.40	$3.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.00% for Class A, 1.27% for Investor Class, 2.03% for Class B and Class C and 0.76% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

2.	Tennessee Valley Authority, 4.65%, due 6/15/35

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

5.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

8.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 8/1/43

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 6/1/45

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%, due 4/1/43

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Government Fund returned 1.17% for Class A shares, 0.88% for Investor Class shares and 0.14% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned 1.41%. For the 12 months ended October 31, 2015, all share classes underperformed the 2.36% return of the Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the 1.52% return of the Morningstar Intermediate Government Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

During the reporting period, the Fund’s duration was shorter than that of the Barclays U.S. Government Bond Index. Having a shorter duration left the Fund less sensitive than the benchmark to changes in U.S. Treasury yields. This positioning detracted from relative performance as yields declined, on average, across the U.S. Treasury yield curve during the reporting period. The spread5 between 2- and 30-year U.S. Treasury securities narrowed during the reporting period. This flattening of the yield curve benefited peer Funds that had higher concentrations of longer-duration securities.

During the reporting period, agency mortgage pass-through securities6 represented the largest class of securities in the Fund. Our commitment to agency mortgage pass-through securities imparted a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This yield advantage was a positive contributor to the Fund’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) This benefit, however, was partially offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities. During the reporting period, investors expected a higher federal funds target rate to flow through to mortgage rates, dampening refinancing activity, slowing prepayments and lengthening durations. These factors slowed the Fund’s performance relative to the Barclays U.S. Government Bond Index, which held no mortgage-backed securities, and relative to peers with less exposure to the mortgage sector.

The Fund’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. In light of the outperformance of Fannie Mae and Freddie Mac securities relative to Ginnie Maes, the Fund would have experienced an advantage relative to peers with smaller allocations to Fannie Mae and Freddie Mac securities and larger allocations to Ginnie Mae securities. Ginnie Mae securities underperformed during the reporting period because of an unexpected 0.50% cut in the annual mortgage insurance premium for mortgages originated by the Federal Housing Administration. By lowering the effective rate on new mortgages, the insurance premium reduction opened refinancing opportunities for Federal Housing Administration–eligible borrowers, which in turn made Ginnie Mae mortgage-backed securities more likely to be called. In a market where Ginnie Mae mortgage pass-through securities were trading above par, faster prepayments were not desirable because principal repayments at par (as borrowers refinanced) diminished the total returns of the securities.

Low portfolio turnover benefited the Fund relative to peers with higher turnover by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested, avoiding large cash balances.

What was the Fund’s duration strategy during the reporting period?

The Fund’s 3.9-year duration at the end of the reporting period was shorter than the duration of the Barclays U.S. Government Bond Index. During the reporting period, we preferred to keep the Fund’s duration on the shorter side to help the Fund relative to its benchmark and longer-duration peers in the event of a rise in U.S. Treasury yields. During the reporting period we used U.S. Treasury futures to dampen the Fund’s interest-rate sensitivity. The use of these instruments allowed us to offset the risk

1.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

that mortgage durations would extend if U.S. Treasury yields rose. Having a shorter duration made the Fund less sensitive than its benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture detracted from performance relative to the benchmark and longer-duration peers because, on average, U.S. Treasury yields declined during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s residential mortgage exposure was in mortgage pass-through securities rather than collateralized mortgage obligations. In our opinion, the compensation demanded by the market during the reporting period for the better predictability of collateralized mortgage obligations was excessive.

The reporting period can be characterized as a period of transition, where the principal driver of the housing market migrated from refinancing to purchase activity as mortgage rates rose and seasonal housing dynamics strengthened, then reverted back to refinancing as mortgage rates declined and the peak summer housing season ended. To mute the impact of these changes, we emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage rate changes. These “call-protected” pass-through securities presented a source of better value because the loan pools tended to be less responsive to falling mortgage rates, thereby stabilizing prepayment speeds and preserving more of the yield offered by the securities. A loan pool consisting of smaller-balance loans (e.g., a loan pool where no mortgage is larger than $110,000) represented one instance of a mortgage-backed security with superior call protection.

During the reporting period, which aspects of the Fund’s positioning were the strongest positive contributors to the Fund’s performance and which aspects detracted the most?

The Fund’s duration was the primary detractor from performance for the Fund. The Fund was postured to be less sensitive to changes in U.S. Treasury yields than the benchmark. As a result the Fund could not robustly benefit from the decline in yields during the reporting period. A second performance detractor was the Fund’s commitment to mortgage-backed securities, which underperformed comparable-duration

U.S. Treasury securities during the reporting period. The underperformance resulted from investor anticipation of greater market volatility should the Federal Reserve move to increase the federal funds target rate. The Fund offset some of this drag by favoring mortgage-backed securities with stable cash flows, which better positioned the Fund to withstand a backdrop of mortgage rates moving higher with U.S. Treasury yields.

The flattening of the U.S. Treasury yield curve between the 10- and 30-year maturities slowed the Fund’s performance relative to the Barclays U.S. Government Bond Index and relative to peers with a larger concentration of longer-duration securities.

One of the strongest positive contributors during the reporting period was the yield advantage of the Fund’s mortgage-backed securities relative to comparable-duration U.S. Treasury securities. Another contributor to relative performance was issue selection among mortgage-backed securities. Specifically, the Fund benefited from our willingness to underweight Ginnie Mae issues in favor of Fannie Mae and Freddie Mac pass-through securities and from our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings remained relatively stable during the reporting period. The majority of the Fund’s trading activity involved the reinvestment of principal prepayments received from mortgage-backed securities. The Fund mostly bought Fannie Mae and Freddie Mac mortgage pass-through securities backed by pools of 30-year mortgages.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Fund held modestly overweight positions relative to the Index in asset-backed securities and commercial mortgage-backed securities. As of October 31, 2015, the Fund’s collective non-government exposure was about 3% of net assets and the Fund held about 1% in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Government Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value

Long-Term Bonds 98.7%† Asset-Backed Securities 1.7%
Other ABS 0.2%
Small Business Administration Participation Certificates Series 2015-20G, Class 1 2.88%, due 7/1/35	$330,000	$335,118

Utilities 1.5%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	2,258,751	2,478,094

Total Asset-Backed Securities (Cost $2,608,392)		2,813,212

Mortgage-Backed Securities 1.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.4%
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	693,620

Residential Mortgages (Collateralized Mortgage Obligations) 0.8%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.358%, due 8/25/36 (b)	267,118	247,604
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.80%, due 2/25/42 (a)(c)(d)(e)	1,158,965	950,544

		1,198,148

Total Mortgage-Backed Securities (Cost $2,009,696)		1,891,768

U.S. Government & Federal Agencies 95.8%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	260,560	51,551
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	52,962	9,628

		61,179

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 31.2%
2.25%, due 3/1/35 (c)	35,133	37,004
2.376%, due 2/1/37 (c)	84,555	90,199
2.50%, due 6/1/35 (c)	188,059	200,916

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 4/1/45	$2,893,834	$2,918,486
♦3.00%, due 6/1/45	3,501,520	3,531,349
3.00%, due 7/1/45	1,555,661	1,568,913
3.50%, due 10/1/25	434,897	461,204
3.50%, due 11/1/25	2,758,427	2,927,427
3.50%, due 4/1/42	1,056,318	1,102,564
3.50%, due 5/1/42	865,739	902,576
3.50%, due 7/1/42	429,125	447,376
3.50%, due 6/1/43	1,102,023	1,147,343
♦3.50%, due 8/1/43	3,478,214	3,626,897
3.50%, due 1/1/44	1,179,582	1,229,689
3.50%, due 5/1/44	360,197	376,986
3.50%, due 3/1/45	1,581,008	1,642,899
4.00%, due 3/1/25	1,225,884	1,292,707
4.00%, due 7/1/25	401,899	428,484
4.00%, due 8/1/31	163,641	175,890
4.00%, due 8/1/39	318,024	341,816
4.00%, due 12/1/40	3,135,767	3,363,499
♦4.00%, due 2/1/41	5,124,383	5,520,929
♦4.00%, due 3/1/41	5,940,410	6,407,406
4.00%, due 4/1/41	544,614	583,046
4.00%, due 1/1/42	2,818,524	3,040,540
4.00%, due 12/1/42	830,306	895,730
4.00%, due 11/1/43	330,392	351,156
4.50%, due 3/1/41	874,818	964,990
4.50%, due 8/1/41	1,133,632	1,244,509
5.00%, due 1/1/20	82,623	86,153
5.00%, due 6/1/33	535,112	593,912
5.00%, due 8/1/33	438,320	486,444
5.00%, due 5/1/36	372,905	410,524
5.00%, due 10/1/39	1,009,344	1,126,759
5.50%, due 1/1/21	285,904	308,921
5.50%, due 11/1/35	472,595	534,264
5.50%, due 11/1/36	115,514	130,858
6.50%, due 4/1/37	87,686	100,212

		50,600,577

Federal National Mortgage Association (Mortgage Pass-Through Securities) 46.8%
1.958%, due 11/1/34 (c)	181,707	189,660
2.232%, due 4/1/34 (c)	306,931	327,111
2.50%, due 2/1/43	936,381	914,919
3.00%, due 10/1/32	983,533	1,017,664
♦3.00%, due 4/1/43	3,321,629	3,366,717
3.50%, due 11/1/25	1,270,038	1,350,386
3.50%, due 11/1/32	753,863	794,719
3.50%, due 2/1/41	2,264,349	2,361,813
♦3.50%, due 11/1/41	3,643,158	3,814,259

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 12/1/41	$330,551	$346,129
3.50%, due 1/1/42	1,913,399	2,011,360
3.50%, due 3/1/42	2,545,383	2,655,282
3.50%, due 8/1/42	1,500,718	1,569,667
3.50%, due 12/1/42	830,418	871,622
3.50%, due 2/1/43	1,293,300	1,358,188
3.50%, due 5/1/43	785,410	820,174
3.50%, due 6/1/43	889,641	930,609
4.00%, due 9/1/31	1,600,980	1,721,864
4.00%, due 2/1/41	1,657,305	1,780,911
4.00%, due 3/1/41	2,415,022	2,617,637
4.00%, due 10/1/41	538,987	584,206
4.00%, due 3/1/42	1,663,786	1,788,048
4.00%, due 4/1/42	717,926	771,479
4.00%, due 6/1/42	1,964,366	2,119,139
4.00%, due 7/1/42	1,884,597	2,033,089
4.50%, due 11/1/18	610,019	631,816
4.50%, due 6/1/23	433,625	458,174
4.50%, due 5/1/39	719,452	794,629
4.50%, due 6/1/39	2,376,417	2,625,288
4.50%, due 7/1/39	2,191,337	2,429,948
4.50%, due 8/1/39	1,944,170	2,148,306
4.50%, due 9/1/40	1,434,200	1,583,445
4.50%, due 12/1/40	2,207,640	2,414,253
♦4.50%, due 1/1/41	3,463,966	3,842,897
4.50%, due 2/1/41	1,204,998	1,327,974
4.50%, due 8/1/41	865,570	951,818
4.50%, due 12/1/43	612,975	664,450
5.00%, due 9/1/17	222,587	231,176
5.00%, due 9/1/20	28,364	29,459
5.00%, due 11/1/33	531,095	587,968
5.00%, due 6/1/35	486,741	538,747
5.00%, due 10/1/35	208,103	229,314
5.00%, due 1/1/36	109,031	120,211
5.00%, due 2/1/36	783,534	863,569
5.00%, due 5/1/36	538,628	593,542
5.00%, due 6/1/36	102,376	112,705
5.00%, due 9/1/36	143,599	158,240
5.00%, due 3/1/40	1,310,583	1,474,476
5.00%, due 2/1/41	2,339,918	2,645,805
5.50%, due 1/1/17	10,110	10,271
5.50%, due 2/1/17	218,120	222,159
5.50%, due 6/1/19	350,977	369,989
5.50%, due 11/1/19	415,651	439,166
5.50%, due 4/1/21	592,703	634,647
5.50%, due 6/1/33	1,503,656	1,693,094
5.50%, due 11/1/33	869,380	978,608
5.50%, due 12/1/33	1,048,048	1,183,412
5.50%, due 6/1/34	260,030	293,263

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 12/1/34	$78,136	$87,960
5.50%, due 3/1/35	432,932	488,686
5.50%, due 12/1/35	105,871	119,125
5.50%, due 4/1/36	327,873	368,628
5.50%, due 9/1/36	113,246	127,778
5.50%, due 7/1/37	238,899	273,633
6.00%, due 12/1/16	28,630	29,067
6.00%, due 11/1/32	272,389	311,934
6.00%, due 1/1/33	194,580	222,562
6.00%, due 3/1/33	206,348	236,205
6.00%, due 9/1/34	91,004	103,820
6.00%, due 9/1/35	640,769	736,222
6.00%, due 10/1/35	277,560	319,109
6.00%, due 6/1/36	227,139	257,193
6.00%, due 11/1/36	512,504	586,747
6.00%, due 4/1/37	73,324	80,319
6.50%, due 10/1/31	156,529	178,909
6.50%, due 2/1/37	65,331	76,728

		76,004,096

Government National Mortgage Association (Mortgage Pass-Through Securities) 8.1%
4.00%, due 7/15/39	484,346	516,128
4.00%, due 9/20/40	1,997,510	2,152,162
4.00%, due 11/20/40	332,024	360,712
4.00%, due 1/15/41	1,935,795	2,063,467
♦4.00%, due 10/15/41	3,584,433	3,874,933
4.50%, due 5/20/40	2,226,091	2,424,151
5.00%, due 2/20/41	521,912	580,107
6.00%, due 8/15/32	360,136	418,229
6.00%, due 12/15/32	228,016	259,822
6.50%, due 8/15/28	115,041	132,022
6.50%, due 4/15/31	374,314	439,779

		13,221,512

♦Overseas Private Investment Corporation 2.4%
5.142%, due 12/15/23	3,544,690	3,886,636

♦Tennessee Valley Authority 3.9%
4.65%, due 6/15/35	5,605,000	6,384,005

United States Treasury Notes 3.4%
1.75%, due 3/31/22	2,500,000	2,486,328
1.875%, due 11/30/21	3,000,000	3,016,095

		5,502,423

Total U.S. Government & Federal Agencies (Cost $149,157,341)		155,660,428

Total Long-Term Bonds (Cost $153,775,429)		160,365,408

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.3%
Repurchase Agreement 1.3%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $2,139,920 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.70% and a maturity date of 2/26/20, with a Principal Amount of $2,180,000 and a Market Value of $2,186,104)	$2,139,920	$2,139,920

Total Short-Term Investment (Cost $2,139,920)		2,139,920

Total Investments (Cost $155,915,349) (g)	100.0%	162,505,328
Other Assets, Less Liabilities	(0.0)‡	(14,073)
Net Assets	100.0%	$162,491,255

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2015.
(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(d)	Illiquid security—As of October 31, 2015, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $950,544, which represented 0.6% of the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of this security was $950,544, which represented 0.6% of the Fund’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	As of October 31, 2015, cost was $155,915,349 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$7,056,861
Gross unrealized depreciation	(466,882)

Net unrealized appreciation	$6,589,979

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	(110)	December 2015	$(13,175,078)	$27,258
10-Year United States Treasury Note	(8)	December 2015	(1,021,500)	3,357

			$(14,196,578)	$30,615

1.	As of October 31, 2015, cash in the amount of $109,800 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,813,212	$—	$2,813,212
Mortgage-Backed Securities (b)	—	941,224	950,544	1,891,768
U.S. Government & Federal Agencies	—	155,660,428	—	155,660,428

Total Long-Term Bonds	—	159,414,864	950,544	160,365,408

Short-Term Investment
Repurchase Agreement	—	2,139,920	—	2,139,920

Total Investments in Securities	—	161,554,784	950,544	162,505,328

Other Financial Instruments
Futures Contracts Short (c)	30,615	—	—	30,615

Total Investments in Securities and Other Financial Instruments	$30,615	$161,554,784	$950,544	$162,535,943

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $950,544 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$985,739	$1,134	$2,477	$34,402	$—	$(73,208	)(b)	$—	$—	$950,544	$22,237

Total	$985,739	$1,134	$2,477	$34,402	$—	$(73,208)		$—	$—	$950,544	$22,237

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $155,915,349)	$162,505,328
Cash collateral on deposit at broker	109,800
Cash	4,842
Receivables:
Interest	611,965
Fund shares sold	19,603
Investment securities sold	955
Variation margin on futures contracts	234
Other assets	28,342

Total assets	163,281,069

Liabilities
Payables:
Fund shares redeemed	545,524
Manager (See Note 3)	68,714
Transfer agent (See Note 3)	62,454
NYLIFE Distributors (See Note 3)	50,241
Professional fees	21,111
Shareholder communication	13,663
Custodian	2,102
Trustees	412
Accrued expenses	4,423
Dividend payable	21,170

Total liabilities	789,814

Net assets	$162,491,255

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$190,737
Additional paid-in capital	156,285,709

156,476,446
Distributions in excess of net investment income	(2,390)
Accumulated net realized gain (loss) on investments and futures transactions	(603,395)
Net unrealized appreciation (depreciation) on investments and futures contracts	6,620,594

Net assets	$162,491,255

Class A
Net assets applicable to outstanding shares	$90,119,497

Shares of beneficial interest outstanding	10,592,271

Net asset value per share outstanding	$8.51
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.91

Investor Class
Net assets applicable to outstanding shares	$42,444,489

Shares of beneficial interest outstanding	4,968,090

Net asset value per share outstanding	$8.54
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.94

Class B
Net assets applicable to outstanding shares	$8,362,631

Shares of beneficial interest outstanding	982,932

Net asset value and offering price per share outstanding	$8.51

Class C
Net assets applicable to outstanding shares	$17,072,907

Shares of beneficial interest outstanding	2,007,644

Net asset value and offering price per share outstanding	$8.50

Class I
Net assets applicable to outstanding shares	$4,491,731

Shares of beneficial interest outstanding	522,791

Net asset value and offering price per share outstanding	$8.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$5,558,708

Expenses
Manager (See Note 3)	823,466
Distribution/Service—Class A (See Note 3)	233,602
Distribution/Service—Investor Class (See Note 3)	109,531
Distribution/Service—Class B (See Note 3)	94,042
Distribution/Service—Class C (See Note 3)	122,628
Transfer agent (See Note 3)	373,018
Registration	75,269
Professional fees	66,070
Shareholder communication	33,704
Custodian	23,580
Trustees	3,236
Miscellaneous	11,280

Total expenses	1,969,426

Net investment income (loss)	3,589,282

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	211,859
Futures transactions	(1,004,717)

Net realized gain (loss) on investments and futures transactions	(792,858)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,369,417)
Futures contracts	220,078

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,149,339)

Net realized and unrealized gain (loss) on investments and futures transactions	(1,942,197)

Net increase (decrease) in net assets resulting from operations	$1,647,085

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,589,282	$4,163,050
Net realized gain (loss) on investments and futures transactions	(792,858)	(290,890)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,149,339)	1,672,621

Net increase (decrease) in net assets resulting from operations	1,647,085	5,544,781

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,214,956)	(2,643,503)
Investor Class	(913,904)	(1,043,137)
Class B	(126,342)	(177,433)
Class C	(167,451)	(148,250)
Class I	(143,227)	(149,197)

	(3,565,880)	(4,161,520)

From net realized gain on investments:
Class A	(174,799)	(225,506)
Investor Class	(82,736)	(103,815)
Class B	(18,280)	(29,852)
Class C	(21,724)	(24,923)
Class I	(17,272)	(7,198)

	(314,811)	(391,294)

Total dividends and distributions to shareholders	(3,880,691)	(4,552,814)

Capital share transactions:
Net proceeds from sale of shares	29,631,569	28,682,482
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,576,891	4,184,421
Cost of shares redeemed	(46,438,657)	(80,275,692)

Increase (decrease) in net assets derived from capital share transactions	(13,230,197)	(47,408,789)

Net increase (decrease) in net assets	(15,463,803)	(46,416,822)

Net Assets
Beginning of year	177,955,058	224,371,880

End of year	$162,491,255	$177,955,058

Distributions in excess of net investment income at end of year	$(2,390)	$(25,597)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.63	$8.57	$9.02	$8.86	$9.00

Net investment income (loss) (a)	0.20	0.21	0.19	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.10)	0.08	(0.41)	0.19	(0.01)

Total from investment operations	0.10	0.29	(0.22)	0.41	0.23

Less dividends and distributions:
From net investment income	(0.20)	(0.21)	(0.20)	(0.23)	(0.28)
From net realized gain on investments	(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.22)	(0.23)	(0.23)	(0.25)	(0.37)

Net asset value at end of year	$8.51	$8.63	$8.57	$9.02	$8.86

Total investment return (b)	1.17%	3.46%	(2.50%)	4.70%	2.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.38%	2.47%	2.17%	2.46%	2.74%
Net expenses	1.00%	0.98%	1.03%	1.03%	1.03%
Expenses (before waiver/reimbursement)	1.00%	0.98%	1.09%	1.14%	1.17%
Portfolio turnover rate (c)	13%	14%	28%	37%	62%
Net assets at end of year (in 000’s)	$90,119	$100,212	$143,234	$174,621	$176,253

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.66	$8.60	$9.05	$8.90	$9.03

Net investment income (loss) (a)	0.18	0.19	0.18	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.10)	0.08	(0.42)	0.17	(0.00)‡

Total from investment operations	0.08	0.27	(0.24)	0.38	0.23

Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.18)	(0.21)	(0.27)
From net realized gain on investments	(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.20)	(0.21)	(0.21)	(0.23)	(0.36)

Net asset value at end of year	$8.54	$8.66	$8.60	$9.05	$8.90

Total investment return (b)	0.88%	3.15%	(2.66%)	4.42%	2.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	2.19%	2.01%	2.32%	2.61%
Net expenses	1.28%	1.26%	1.19%	1.17%	1.17%
Expenses (before waiver/reimbursement)	1.28%	1.26%	1.25%	1.28%	1.31%
Portfolio turnover rate (c)	13%	14%	28%	37%	62%
Net assets at end of year (in 000’s)	$42,444	$45,947	$50,200	$57,666	$59,533

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.63	$8.57	$9.02	$8.86	$9.00

Net investment income (loss) (a)	0.12	0.12	0.11	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.10)	0.08	(0.42)	0.19	(0.00)‡

Total from investment operations	0.02	0.20	(0.31)	0.33	0.16

Less dividends and distributions:
From net investment income	(0.12)	(0.12)	(0.11)	(0.15)	(0.21)
From net realized gain on investments	(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.14)	(0.14)	(0.14)	(0.17)	(0.30)

Net asset value at end of year	$8.51	$8.63	$8.57	$9.02	$8.86

Total investment return (b)	0.14%	2.38%	(3.40%)	3.77%	1.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.44%	1.26%	1.57%	1.85%
Net expenses	2.03%	2.01%	1.94%	1.92%	1.92%
Expenses (before waiver/reimbursement)	2.03%	2.01%	2.00%	2.03%	2.06%
Portfolio turnover rate (c)	13%	14%	28%	37%	62%
Net assets at end of year (in 000’s)	$8,363	$10,550	$14,783	$21,826	$25,644

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.62	$8.56	$9.01	$8.86	$9.00

Net investment income (loss) (a)	0.12	0.12	0.11	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.10)	0.08	(0.42)	0.18	(0.00)‡

Total from investment operations	0.02	0.20	(0.31)	0.32	0.16

Less dividends and distributions:
From net investment income	(0.12)	(0.12)	(0.11)	(0.15)	(0.21)
From net realized gain on investments	(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.14)	(0.14)	(0.14)	(0.17)	(0.30)

Net asset value at end of year	$8.50	$8.62	$8.56	$9.01	$8.86

Total investment return (b)	0.14%	2.39%	(3.41%)	3.66%	1.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%	1.44%	1.24%	1.57%	1.86%
Net expenses	2.03%	2.01%	1.94%	1.92%	1.92%
Expenses (before waiver/reimbursement)	2.03%	2.01%	2.00%	2.03%	2.06%
Portfolio turnover rate (c)	13%	14%	28%	37%	62%
Net assets at end of year (in 000’s)	$17,073	$11,226	$12,593	$27,610	$29,441

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.71	$8.65	$9.10	$8.94	$9.08

Net investment income (loss) (a)	0.22	0.23	0.21	0.24	0.26
Net realized and unrealized gain (loss) on investments	(0.09)	0.09	(0.41)	0.19	(0.00)‡

Total from investment operations	0.13	0.32	(0.20)	0.43	0.26

Less dividends and distributions:
From net investment income	(0.23)	(0.24)	(0.22)	(0.25)	(0.31)
From net realized gain on investments	(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.25)	(0.26)	(0.25)	(0.27)	(0.40)

Net asset value at end of year	$8.59	$8.71	$8.65	$9.10	$8.94

Total investment return (b)	1.41%	3.69%	(2.24%)	4.92%	2.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%	2.70%	2.42%	2.69%	2.99%
Net expenses	0.75%	0.73%	0.78%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.75%	0.73%	0.84%	0.89%	0.92%
Portfolio turnover rate (c)	13%	14%	28%	37%	62%
Net assets at end of year (in 000’s)	$4,492	$10,020	$3,561	$5,753	$3,998

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held a security with a value of $950,544 that was fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid

22	MainStay Government Fund

under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.   Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.   In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

23

Notes to Financial Statements (continued)

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.   The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$30,615	$30,615

Total Fair Value		$30,615	$30,615

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

24	MainStay Government Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,004,717)	$(1,004,717)

Total Realized Gain (Loss)		$(1,004,717)	$(1,004,717)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$220,078	$220,078

Total Change in Unrealized Appreciation (Depreciation)		$220,078	$220,078

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(30,296,168)	$(30,296,168)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $823,466.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,527 and $2,976, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $550, $21,396 and $2,553, respectively.

25

Notes to Financial Statements (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$107,154
Investor Class	173,752
Class B	37,247
Class C	48,245
Class I	6,620

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$18,780	$(572,780)	$(21,170)	$6,589,979	$6,014,809

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(195)	$195	$—

The reclassifications for the Fund are primarily due to distribution redesignations.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $572,780 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$314	$259

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$3,566,075	$4,158,989
Long-Term Capital Gain	314,616	393,825
Total	$3,880,691	$4,552,814

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of U.S. government securities were $20,285 and $30,871, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $330 and $1,560, respectively.

26	MainStay Government Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,378,750	$11,850,690
Shares issued to shareholders in reinvestment of dividends and distributions	252,146	2,165,235
Shares redeemed	(2,748,908)	(23,655,170)

Net increase (decrease) in shares outstanding before conversion	(1,118,012)	(9,639,245)
Shares converted into Class A (See Note 1)	180,941	1,558,245
Shares converted from Class A (See Note 1)	(83,343)	(716,000)

Net increase (decrease)	(1,020,414)	$(8,797,000)

Year ended October 31, 2014:
Shares sold	1,672,527	$14,362,263
Shares issued to shareholders in reinvestment of dividends and distributions	304,535	2,606,787
Shares redeemed	(7,166,019)	(61,230,211)

Net increase (decrease) in shares outstanding before conversion	(5,188,957)	(44,261,161)
Shares converted into Class A (See Note 1)	177,556	1,518,898
Shares converted from Class A (See Note 1)	(90,733)	(777,602)

Net increase (decrease)	(5,102,134)	$(43,519,865)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	246,000	$2,120,044
Shares issued to shareholders in reinvestment of dividends and distributions	110,476	952,264
Shares redeemed	(744,101)	(6,422,185)

Net increase (decrease) in shares outstanding before conversion	(387,625)	(3,349,877)
Shares converted into Investor Class (See Note 1)	192,597	1,660,405
Shares converted from Investor Class (See Note 1)	(139,902)	(1,210,648)

Net increase (decrease)	(334,930)	$(2,900,120)

Year ended October 31, 2014:
Shares sold	153,219	$1,318,904
Shares issued to shareholders in reinvestment of dividends and distributions	127,068	1,091,666
Shares redeemed	(923,138)	(7,941,392)

Net increase (decrease) in shares outstanding before conversion	(642,851)	(5,530,822)
Shares converted into Investor Class (See Note 1)	229,888	1,976,072
Shares converted from Investor Class (See Note 1)	(120,214)	(1,032,674)

Net increase (decrease)	(533,177)	$(4,587,424)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	238,206	$2,045,118
Shares issued to shareholders in reinvestment of dividends and distributions	15,391	132,174
Shares redeemed	(342,745)	(2,941,976)

Net increase (decrease) in shares outstanding before conversion	(89,148)	(764,684)
Shares converted from Class B (See Note 1)	(150,508)	(1,292,002)

Net increase (decrease)	(239,656)	$(2,056,686)

Year ended October 31, 2014:
Shares sold	126,065	$1,080,415
Shares issued to shareholders in reinvestment of dividends and distributions	21,564	184,401
Shares redeemed	(453,626)	(3,882,124)

Net increase (decrease) in shares outstanding before conversion	(305,997)	(2,617,308)
Shares converted from Class B (See Note 1)	(196,953)	(1,684,694)

Net increase (decrease)	(502,950)	$(4,302,002)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,401,812	$12,001,243
Shares issued to shareholders in reinvestment of dividends and distributions	20,421	175,131
Shares redeemed	(716,200)	(6,157,680)

Net increase (decrease)	706,033	$6,018,694

Year ended October 31, 2014:
Shares sold	397,180	$3,418,689
Shares issued to shareholders in reinvestment of dividends and distributions	18,041	154,097
Shares redeemed	(584,329)	(4,995,168)

Net increase (decrease)	(169,108)	$(1,422,382)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	186,316	$1,614,474
Shares issued to shareholders in reinvestment of dividends and distributions	17,516	152,087
Shares redeemed	(830,984)	(7,261,646)

Net increase (decrease)	(627,152)	$(5,495,085)

Year ended October 31, 2014:
Shares sold	978,430	$8,502,211
Shares issued to shareholders in reinvestment of dividends and distributions	17,020	147,470
Shares redeemed	(257,037)	(2,226,797)

Net increase (decrease)	738,413	$6,422,884

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning

27

Notes to Financial Statements (continued)

after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Government Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $314,616 as a long term capital gain distribution.

In February 2016 shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Government Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

34	MainStay Government Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673266 MS291-15	MSG11-12/15 (NYLIM) NL211

MainStay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.44 0.06%	4.77 5.74%	5.84 6.33%	0.99 0.99%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.56 –0.07	4.72 5.69	5.81 6.29	1.01 1.01
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.30 –0.60	4.62 4.93	5.53 5.53	1.76 1.76
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.54 –0.60	4.93 4.93	5.52 5.52	1.76 1.76
Class I Shares	No Sales Charge		0.32	6.03	6.61	0.74
Class R1 Shares[4]	No Sales Charge		0.21	5.86	6.47	0.84
Class R2 Shares[5]	No Sales Charge		–0.04	5.61	6.24	1.09
Class R6 Shares[6]	No Sales Charge		0.50	6.13	6.66	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on December 14, 2007, although this class of shares did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[7]	–2.43%	5.97%	7.26%
Average Lipper High Yield Fund[8]	–2.24	5.17	6.25

7.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$984.20	$4.70	$1,020.50	$4.79

Investor Class Shares	$1,000.00	$984.50	$5.10	$1,020.10	$5.19

Class B Shares	$1,000.00	$981.70	$8.84	$1,016.30	$9.00

Class C Shares	$1,000.00	$981.70	$8.84	$1,016.30	$9.00

Class I Shares	$1,000.00	$987.20	$3.51	$1,021.70	$3.57

Class R1 Shares	$1,000.00	$986.60	$3.96	$1,021.20	$4.02

Class R2 Shares	$1,000.00	$983.70	$5.20	$1,020.00	$5.30

Class R6 Shares	$1,000.00	$988.00	$2.91	$1,022.30	$2.96

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.94% for Class A, 1.02% for Investor Class, 1.77% for Class B and Class C, 0.70% for Class I, 0.79% for Class R1, 1.04% for Class R2 and 0.58% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 11/15/20–3/1/25

2.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/22

3.	Crown Castle International Corp., 4.875%–5.25%, due 4/15/22–1/15/23

4.	Valeant Pharmaceuticals International, Inc., 5.875%–7.50%, due 8/15/18–4/15/25

5.	HCA, Inc., 4.25%–8.36%, due 2/15/16–9/15/25
6.	Exide Technologies, Inc.

7.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–7.00%, due 1/15/19–5/1/27

8.	Virgin Media Secured Finance PLC, 5.25%, due 1/15/21–1/15/26

9.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

10.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 0.06% for Class A shares, –0.07% for Investor Class shares and –0.60% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 0.32%, Class R1 shares returned 0.21%, Class R2 shares returned –0.04% and Class R6 shares returned 0.50%. For the 12 months ended October 31, 2015, all share classes outperformed the –2.43% return of the Credit Suisse High Yield Index,1 which is the Fund’s broad-based securities-market index and the –2.24% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual credit selection. Positioning and credit selection within the energy and metals/minerals sectors, which experienced increased volatility during the reporting period, were the main contributors to the Fund’s performance relative to the Credit Suisse High Yield Index. (Contributions take weightings and total returns into account.) The Fund’s underweight position in weaker-performing energy companies in advance of the sharp decline in high-yield energy bond prices contributed positively to the Fund’s performance relative to the Index. In the metals/minerals sector, a focus on aluminum and gold mining companies, along with underweight positions in coal and iron ore credits, contributed positively to the Fund’s performance relative to the Credit Suisse High Yield Index. Security selection in the cable/wireless video sector contributed to both absolute and relative performance.

The Fund remained conservatively positioned throughout the reporting period because we found relative valuations (as measured by spreads)3 more attractive and credit profiles more resilient in the higher-quality segment of the market. Our overweight position in the higher-quality segment of the market contributed positively to the Fund’s performance relative to the Credit Suisse High Yield Index during the reporting period, as credits rated BB outperformed credits rated CCC.4

What was the Fund’s duration5 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning resulted from our bottom-up investment process. During the reporting period, the Fund’s duration was slightly shorter than that of the Credit Suisse High Yield Index and had a neutral impact on relative performance. As of October 31, 2015, the Fund’s modified duration6 was approximately 3.60 years, compared to 3.92 years for the Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

In late 2014, energy prices and high-yield bond prices in the energy sector fell sharply. Several press reports focused on the possibility of heavy defaults and on size and growth of high-yield issuance in the energy sector. These reports hurt investor sentiment. The Fund invested in select credits in energy—exploration & production at risk-adjusted yields that we found attractive in light of the securities’ margins of safety. The Fund trimmed these positions as the energy sector rebounded somewhat in the beginning of 2015 as oil prices recovered and many high-yield energy companies either issued new stock or engaged in mergers and acquisitions. Iron ore, coal and other commodity-linked bonds also faced pressure during the reporting period because of concerns over Chinese commodities. The Fund held underweight positions in these commodity-linked bonds, focusing instead on aluminum and gold mining companies.

Volatility resurfaced in the summer months, as commodity prices continued to fall, China’s economy slowed and the financial media remained bearish on high-yield bonds. These forces led to poor performance in the third quarter of 2015. Despite these setbacks, the Fund found select opportunities to increase its yield in recent months.

1.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

9

Which industries were the strongest contributors to the Fund’s relative performance and which industries were particularly weak?

During the reporting period, credit selection and an underweight position in the energy sector contributed positively to the Fund’s performance relative to the Credit Suisse High Yield Index. Credit selection in the metals/minerals sector also added to the Fund’s relative performance. Positive credit selection also contributed to relative performance in the cable/wireless video sector. On the other hand, credit selection and an underweight position in the food/tobacco segment and an underweight position in gaming/leisure detracted from the Fund’s performance relative to the Credit Suisse High Yield Index.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased bonds of discount retailer Dollar Tree during the reporting period. The bonds were issued along with the company’s acquisition of Family Dollar. We expected that the acquisition would create cost savings through synergies. We also believed that lower-producing stores would be divested and that management was committed to returning the company to an investment-grade rating. The Fund purchased newly issued bonds of Internet television network Netflix as the company raised money to build out content. Given the company’s existing subscriber base, we believed that Netflix had a scale advantage that would be very difficult to replicate. The Fund also bought new issue bonds of chemical company Olin. The bonds were used to fund Olin’s acquisition of Dow Chemicals’ U.S. chlor-

alkali and epoxy business. The bonds came to market at a significant discount to existing Olin bonds and the broader chemicals sector.

The bonds of Mueller Water Products were called away (redeemed by the issuer prior to maturity) and refinanced with loans that we added to the Fund. In addition, the Fund sold some of its bonds of wireless telecommunications company Sprint, as we felt that the yield was too low to compensate for the company’s higher risk profile.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the sector weightings in the Fund. There was a small increase in the Fund’s exposure to information technology, health care and media because of attractive valuations and yields. The Fund reduced its exposure to the energy sector, but continued to focus on exploration & production companies that we believed were attractive. The Fund also reduced its overweight position in the transportation sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the Credit Suisse High Yield Index in transportation, services and housing. As of the same date, the Fund held underweight positions relative to the Index in the energy, utility and information technology sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Long-Term Bonds 92.9%† Convertible Bonds 1.3%
Auto Parts & Equipment 0.6%
♦Exide Technologies, Inc. 7.00%, due 4/30/25 (a)(b)(c)(d)	$69,215,341	$53,295,813

Electric 0.0%‡
Upstate New York Power Producers, Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	4,008,403	4,369,159

Mining 0.5%
Detour Gold Corp. 5.50%, due 11/30/17	44,460,000	42,931,687

Oil & Gas 0.2%
Stone Energy Corp. 1.75%, due 3/1/17	24,295,000	22,229,925

Total Convertible Bonds (Cost $128,414,725)		122,826,584

Corporate Bonds 90.9%
Advertising 0.7%
Lamar Media Corp. 5.00%, due 5/1/23	13,580,000	13,953,450
5.375%, due 1/15/24	3,960,000	4,108,500
5.875%, due 2/1/22	20,500,000	21,730,000
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	16,154,000	16,598,235
5.625%, due 2/15/24 (d)	1,500,000	1,560,945
5.625%, due 2/15/24	9,850,000	10,250,205

		68,201,335

Aerospace & Defense 1.9%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	44,704,000	46,995,080
KLX, Inc. 5.875%, due 12/1/22 (d)	30,765,000	31,399,528
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	25,293,000	20,105,406
Moog, Inc. 5.25%, due 12/1/22 (d)	4,000,000	4,080,000
Orbital ATK, Inc. 5.25%, due 10/1/21	3,190,000	3,261,775
5.50%, due 10/1/23 (d)	9,170,000	9,582,650
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	27,120,000	28,035,300

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc. 5.50%, due 10/15/20	$4,100,000	$4,110,250
6.00%, due 7/15/22	5,000,000	5,050,000
6.50%, due 7/15/24	14,596,000	14,851,430
6.50%, due 5/15/25 (d)	14,080,000	14,308,800

		181,780,219

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21	17,520,000	18,198,900
Wolverine World Wide, Inc. 6.125%, due 10/15/20	16,613,000	17,443,650

		35,642,550

Auto Manufacturers 1.1%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	32,060,000	33,342,400
Ford Holdings LLC 9.30%, due 3/1/30	18,155,000	25,393,108
9.375%, due 3/1/20	1,695,000	2,074,707
General Motors Financial Co., Inc. 4.75%, due 8/15/17	12,000,000	12,469,020
6.75%, due 6/1/18	18,000,000	19,682,964
Jaguar Land Rover Automotive PLC 4.125%, due 12/15/18 (d)	2,500,000	2,562,500
4.25%, due 11/15/19 (d)	2,500,000	2,543,750

		98,068,449

Auto Parts & Equipment 3.6%
♦Exide Technologies, Inc. 11.00%, due 4/30/20 (b)(c)(d)	63,793,689	54,224,636
♦Exide Technologies, Inc. (Escrow Claim Shares) 8.625%, due 2/1/18 (b)(c)(d)(e)	64,863,000	64,863
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	13,960,000	14,099,600
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (d)	23,100,000	23,331,000
Schaeffler Finance B.V. 4.25%, due 5/15/21 (d)	21,610,000	21,718,050
4.75%, due 5/15/21 (d)	32,944,000	33,520,520
4.75%, due 5/15/23 (d)	17,195,000	17,323,962
♦Schaeffler Holding Finance B.V. 6.25%, due 11/15/19 (a)(d)	25,681,000	27,093,455
6.75%, due 11/15/22 (a)(d)	44,360,000	48,463,300
6.875%, due 8/15/18 (a)(d)	61,402,000	63,551,070
Tenneco, Inc. 6.875%, due 12/15/20	11,225,000	11,603,844

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Titan International, Inc. 6.875%, due 10/1/20	$4,442,000	$3,753,490
ZF North America Capital, Inc. 4.50%, due 4/29/22 (d)	5,000,000	5,034,350
4.75%, due 4/29/25 (d)	14,025,000	13,762,031

		337,544,171

Banks 0.1%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	8,950,000	8,592,000

Beverages 0.1%
Constellation Brands, Inc. 3.875%, due 11/15/19	3,000,000	3,120,000
4.75%, due 11/15/24	2,498,000	2,616,655

		5,736,655

Biotechnology 0.1%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (d)	14,565,000	13,581,863

Building Materials 1.4%
Boise Cascade Co. 6.375%, due 11/1/20	26,940,000	27,882,900
Gibraltar Industries, Inc. 6.25%, due 2/1/21	12,580,000	12,957,400
Griffon Corp. 5.25%, due 3/1/22	12,710,000	12,487,575
Headwaters, Inc. 7.25%, due 1/15/19	21,700,000	22,459,500
Masonite International Corp. 5.625%, due 3/15/23 (d)	5,815,000	6,076,675
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, due 7/15/23	15,710,000	15,631,450
10.50%, due 1/31/20	17,826,000	18,895,560
USG Corp. 7.875%, due 3/30/20 (d)	15,895,000	16,769,225

		133,160,285

Chemicals 1.6%
A. Schulman, Inc. 6.875%, due 6/1/23 (d)	14,805,000	14,693,962
Axiall Corp. 4.875%, due 5/15/23	8,833,000	8,396,871
Blue Cube Spinco, Inc. 9.75%, due 10/15/23 (d)	34,850,000	37,550,875
10.00%, due 10/15/25 (d)	19,250,000	20,886,250
Eagle Spinco, Inc. 4.625%, due 2/15/21	7,014,000	6,829,883

	Principal Amount	Value
Chemicals (continued)
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	$20,675,000	$20,985,125
Olin Corp. 5.50%, due 8/15/22	15,084,000	14,103,540
PolyOne Corp. 5.25%, due 3/15/23	25,966,000	26,030,915
7.375%, due 9/15/20	946,000	986,110

		150,463,531

Coal 0.5%
Arch Coal, Inc. 8.00%, due 1/15/19 (d)	21,960,000	1,152,900
CONSOL Energy, Inc. 5.875%, due 4/15/22	62,260,000	39,379,450
8.00%, due 4/1/23 (d)	5,855,000	4,083,863
Peabody Energy Corp. 6.00%, due 11/15/18	11,415,000	1,997,625
6.25%, due 11/15/21	4,720,000	625,400
6.50%, due 9/15/20	8,000,000	1,060,000
10.00%, due 3/15/22 (d)	1,600,000	432,000

		48,731,238

Commercial Services 2.6%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (d)	2,000,000	2,080,000
6.50%, due 7/15/22 (d)	24,862,000	26,664,495
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, due 3/15/25 (d)	14,510,000	14,455,587
5.50%, due 4/1/23	35,196,000	36,471,855
Cimpress N.V. 7.00%, due 4/1/22 (d)	37,800,000	38,083,500
ExamWorks Group, Inc. 5.625%, due 4/15/23	15,745,000	16,374,800
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	40,486,000	39,271,420
7.375%, due 2/1/19 (d)	6,115,000	5,931,550
Hertz Corp. (The) 4.25%, due 4/1/18	2,165,000	2,192,063
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (d)	3,000,000	3,003,750
Modular Space Corp. 10.25%, due 1/31/19 (d)	4,270,000	2,551,325
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (d)	12,414,000	8,938,080
United Rentals North America, Inc. 4.625%, due 7/15/23	8,900,000	8,938,893
7.625%, due 4/15/22	18,417,000	19,984,471
8.25%, due 2/1/21	500,000	526,250
WEX, Inc. 4.75%, due 2/1/23 (d)	20,568,000	19,231,080

		244,699,119

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers 1.6%
IHS, Inc. 5.00%, due 11/1/22	$56,655,000	$57,221,550
NCR Corp. 4.625%, due 2/15/21	13,235,000	13,069,563
5.00%, due 7/15/22	18,900,000	18,569,250
5.875%, due 12/15/21	4,000,000	4,040,000
6.375%, due 12/15/23	35,665,000	36,734,950
Seagate HDD Cayman 4.75%, due 6/1/23	26,180,000	24,291,610

		153,926,923

Cosmetics & Personal Care 0.6%
Edgewell Personal Care Co. 4.70%, due 5/19/21	40,105,000	41,339,552
4.70%, due 5/24/22	8,083,000	8,276,992
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (d)	4,800,000	4,452,000

		54,068,544

Distribution & Wholesale 0.5%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	21,355,000	21,568,550
H&E Equipment Services, Inc. 7.00%, due 9/1/22	6,200,000	6,293,000
LKQ Corp. 4.75%, due 5/15/23	18,980,000	18,647,850

		46,509,400

Diversified Financial Services 0.1%
Community Choice Financial, Inc. 10.75%, due 5/1/19	14,845,000	4,601,950
12.75%, due 5/1/20 (b)(d)	9,500,000	2,660,000

		7,261,950

Electric 1.7%
Calpine Corp. 5.875%, due 1/15/24 (d)	17,041,000	17,807,845
6.00%, due 1/15/22 (d)	34,543,000	36,304,693
♦GenOn Energy, Inc. 7.875%, due 6/15/17	63,317,000	58,726,518
9.50%, due 10/15/18	21,125,000	18,590,000
NRG REMA LLC Series C 9.681%, due 7/2/26	20,225,000	20,326,125
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	3,312,752

		155,067,933

Electrical Components & Equipment 1.3%
Anixter, Inc. 5.125%, due 10/1/21	2,570,000	2,631,037
5.50%, due 3/1/23 (d)	2,500,000	2,581,250
5.625%, due 5/1/19	8,110,000	8,576,325

	Principal Amount	Value
Electrical Components & Equipment (continued)
Belden, Inc. 5.25%, due 7/15/24 (d)	$3,000,000	$2,805,000
5.50%, due 9/1/22 (d)	45,757,000	45,299,430
General Cable Corp. 5.75%, due 10/1/22	44,660,000	38,519,250
WESCO Distribution, Inc. 5.375%, due 12/15/21	22,414,000	21,685,545

		122,097,837

Electronics 0.4%
Allegion PLC 5.875%, due 9/15/23	12,500,000	13,093,750
Kemet Corp. 10.50%, due 5/1/18	27,014,000	24,380,135

		37,473,885

Engineering & Construction 1.3%
AECOM 5.875%, due 10/15/24 (d)	11,485,000	11,858,263
New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	29,975,000	25,478,750
13.00%, due 3/15/18 (a)	30,405,776	31,622,007
Transfield Services, Ltd. 8.375%, due 5/15/20 (d)	27,490,000	28,039,800
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	25,099,000	24,095,040

		121,093,860

Entertainment 1.7%
Affinity Gaming / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	49,520,000	50,015,200
Churchill Downs, Inc. 5.375%, due 12/15/21	22,605,000	23,170,125
GLP Capital, L.P. / GLP Financing II, Inc. 4.375%, due 11/1/18	3,500,000	3,622,500
4.875%, due 11/1/20	8,000,000	8,240,000
5.375%, due 11/1/23	3,500,000	3,533,670
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	17,990,000	18,574,675
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (d)	12,872,000	13,386,880
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(c)(e)	35,000,000	36,312,500

		156,855,550

Finance—Auto Loans 0.2%
Ally Financial, Inc. 3.25%, due 2/13/18	1,000,000	1,005,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Auto Loans (continued)
Credit Acceptance Corp. 7.375%, due 3/15/23 (d)	$12,825,000	$13,273,875

		14,278,875

Finance—Consumer Loans 0.2%
OneMain Financial Holdings, Inc. 6.75%, due 12/15/19 (d)	7,645,000	8,113,256
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (d)	10,075,000	7,908,875

		16,022,131

Finance—Credit Card 0.5%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (d)	12,590,000	12,967,700
5.375%, due 8/1/22 (d)	13,415,000	13,616,225
6.375%, due 4/1/20 (d)	14,980,000	15,466,850

		42,050,775

Finance—Investment Banker/Broker 0.6%
E*TRADE Financial Corp. 4.625%, due 9/15/23	17,500,000	18,068,750
5.375%, due 11/15/22	20,880,000	22,324,854
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	20,260,000	19,247,000

		59,640,604

Finance—Leasing Companies 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	9,240,000	9,574,950
5.00%, due 10/1/21	16,320,000	17,054,400
Aircastle, Ltd. 5.50%, due 2/15/22	8,295,000	8,771,963

		35,401,313

Finance—Mortgage Loan/Banker 0.4%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (d)	20,530,000	19,195,550
7.375%, due 10/1/17	14,635,000	14,708,175

		33,903,725

Finance—Other Services 0.9%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	25,340,000	26,416,950
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	38,970,000	36,924,075
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	12,000,000	11,775,000
7.875%, due 10/1/20	9,000,000	8,865,000

		83,981,025

	Principal Amount	Value
Food 1.8%
B&G Foods, Inc. 4.625%, due 6/1/21	$29,259,000	$29,149,279
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	50,865,000	46,541,475
Ingles Markets, Inc. 5.75%, due 6/15/23	14,100,000	14,382,000
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	18,120,000	19,116,600
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	31,495,000	33,778,387
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	21,607,000	22,363,245

		165,330,986

Forest Products & Paper 1.0%
Georgia-Pacific LLC 8.875%, due 5/15/31	19,841,000	28,401,479
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	51,820,000	63,220,400

		91,621,879

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	13,025,000	13,318,063
6.50%, due 5/20/21	4,000,000	4,130,000

		17,448,063

Health Care—Products 1.3%
Alere, Inc. 6.375%, due 7/1/23 (d)	13,250,000	13,780,000
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	23,509,000	24,302,429
Halyard Health, Inc. 6.25%, due 10/15/22	13,331,000	13,630,948
Hanger, Inc. 7.125%, due 11/15/18	13,535,000	12,452,200
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	14,525,000	14,815,500
Hologic, Inc. 5.25%, due 7/15/22 (d)	12,715,000	13,271,281
Sterigenics-Nordion Holdings LLC 6.50%, due 5/15/23 (d)	11,120,000	11,189,500
Universal Hospital Services, Inc. 7.625%, due 8/15/20	21,710,000	20,705,912

		124,147,770

Health Care—Services 3.1%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23 (d)	3,500,000	3,504,375
5.625%, due 2/15/23	3,485,000	3,489,356
Centene Corp. 5.75%, due 6/1/17	14,370,000	14,980,725

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (d)	$11,680,000	$12,702,000
5.875%, due 1/31/22 (d)	8,100,000	8,829,000
6.50%, due 9/15/18 (d)	4,730,000	5,191,175
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	130,000	139,750
HCA Holdings, Inc. 6.25%, due 2/15/21	2,375,000	2,594,688
♦HCA, Inc. 4.25%, due 10/15/19	7,890,000	8,126,305
5.00%, due 3/15/24	14,944,000	15,392,320
5.25%, due 4/15/25	16,490,000	17,067,150
5.375%, due 2/1/25	22,495,000	23,085,494
5.875%, due 3/15/22	14,855,000	16,340,500
5.875%, due 5/1/23	6,843,000	7,253,580
6.50%, due 2/15/16	2,000,000	2,026,000
6.50%, due 2/15/20	3,294,000	3,685,163
7.50%, due 2/15/22	9,407,000	10,818,050
7.58%, due 9/15/25	1,920,000	2,092,800
7.69%, due 6/15/25	705,000	779,025
8.00%, due 10/1/18	4,984,000	5,650,610
8.36%, due 4/15/24	2,494,000	2,930,450
HealthSouth Corp. 5.75%, due 11/1/24	11,105,000	11,105,000
5.75%, due 11/1/24 (d)	2,240,000	2,240,000
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (d)	60,908,000	62,126,160
Tenet Healthcare Corp. 3.837%, due 6/15/20 (d)(f)	9,000,000	8,932,500
6.00%, due 10/1/20	15,000,000	16,200,000
6.75%, due 6/15/23	21,505,000	21,343,712

		288,625,888

Holding Companies—Diversified 1.7%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (a)	53,779,000	52,837,867
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)(d)	65,436,000	65,763,180
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	25,895,000	25,441,838
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	13,835,000	14,319,225
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (d)	4,500,000	4,663,125

		163,025,235

	Principal Amount	Value
Home Builders 2.6%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	$19,800,000	$20,790,000
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	28,985,000	26,811,125
AV Homes, Inc. 8.50%, due 7/1/19	24,860,000	24,860,000
Brookfield Residential Properties, Inc. 6.375%, due 5/15/25 (d)	5,665,000	5,438,400
6.50%, due 12/15/20 (d)	11,305,000	11,333,262
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	29,141,000	28,631,032
CalAtlantic Group, Inc. 5.375%, due 10/1/22	1,119,000	1,141,380
6.25%, due 12/15/21	10,330,000	11,182,225
6.625%, due 5/1/20	2,897,000	3,208,428
Century Communities, Inc. 6.875%, due 5/15/22	25,336,000	23,834,386
D.R. Horton, Inc. 4.75%, due 2/15/23	4,710,000	4,839,525
5.75%, due 8/15/23	3,605,000	3,938,463
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	36,862,000	36,286,031
Meritage Homes Corp. 7.00%, due 4/1/22	1,500,000	1,642,500
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (d)	5,500,000	5,541,250
Toll Brothers Finance Corp. 4.375%, due 4/15/23	2,500,000	2,484,375
WCI Communities, Inc. 6.875%, due 8/15/21	12,355,000	12,972,750
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	21,521,000	20,014,530

		244,949,662

Household Products & Wares 0.6%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(d)	10,120,000	10,461,550
Prestige Brands, Inc. 5.375%, due 12/15/21 (d)	12,996,000	12,996,000
Spectrum Brands, Inc. 5.75%, due 7/15/25 (d)	17,718,000	18,891,817
6.375%, due 11/15/20	6,435,000	6,869,363
6.625%, due 11/15/22	7,535,000	8,231,988

		57,450,718

Housewares 0.4%
American Greetings Corp. 7.375%, due 12/1/21	10,500,000	11,051,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Housewares (continued)
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	$17,290,000	$17,851,925
Scotts Miracle-Gro Co. (The) 6.00%, due 10/15/23 (d)	8,990,000	9,461,975

		38,365,150

Insurance 1.4%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	27,660,000	29,319,600
CNO Financial Group, Inc. 4.50%, due 5/30/20	3,350,000	3,484,000
5.25%, due 5/30/25	3,385,000	3,596,562
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	9,497,000	10,450,803
8.30%, due 4/15/26	5,395,000	6,705,829
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	29,513,000	31,062,432
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	13,890,000	16,186,517
USI, Inc. 7.75%, due 1/15/21 (d)	29,460,000	29,460,000

		130,265,743

Internet 1.4%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (d)	3,600,000	3,546,000
IAC / InterActiveCorp. 4.75%, due 12/15/22	67,124,000	63,096,560
4.875%, due 11/30/18	2,243,000	2,304,683
Netflix, Inc. 5.375%, due 2/1/21	10,580,000	11,175,125
5.50%, due 2/15/22 (d)	21,925,000	23,130,875
5.75%, due 3/1/24	12,966,000	13,730,864
5.875%, due 2/15/25 (d)	5,546,000	5,864,895
VeriSign, Inc. 5.25%, due 4/1/25	9,800,000	9,996,000

		132,845,002

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (d)	33,330,000	34,413,225

Investment Management/Advisory Services 0.6%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	29,020,000	28,439,600
National Financial Partners Corp. 9.00%, due 7/15/21 (d)	24,082,000	23,600,360

		52,039,960

	Principal Amount	Value
Iron & Steel 1.2%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	$6,860,000	$6,319,775
Allegheny Technologies, Inc. 7.375%, due 8/15/23	21,000,000	17,850,000
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (d)	37,467,000	36,904,995
Cliffs Natural Resources, Inc. 8.25%, due 3/31/20 (d)	22,055,000	19,739,225
Commercial Metals Co. 4.875%, due 5/15/23	6,866,000	6,076,410
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	22,270,000	21,212,175

		108,102,580

Leisure Time 1.0%
Brunswick Corp. 4.625%, due 5/15/21 (d)	19,791,000	20,038,387
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	71,625,000	75,116,719

		95,155,106

Lodging 0.6%
Choice Hotels International, Inc. 5.70%, due 8/28/20	2,000,000	2,147,400
5.75%, due 7/1/22	20,500,000	21,986,250
FelCor Lodging, L.P. 5.625%, due 3/1/23	13,307,000	13,772,745
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	20,930,000	21,906,803

		59,813,198

Machinery—Construction & Mining 0.3%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	18,325,000	18,485,344
Oshkosh Corp. 5.375%, due 3/1/25	8,535,000	8,577,675
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(d)	1,740,000	1,505,100

		28,568,119

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	8,945,000	9,772,413
Zebra Technologies Corp. 7.25%, due 10/15/22	11,165,000	12,183,806

		21,956,219

Media 5.8%
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	34,500,000	34,914,000
Cablevision Systems Corp. 7.75%, due 4/15/18	25,870,000	27,163,500

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
♦CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 2/15/23	$23,000,000	$23,057,500
5.125%, due 5/1/23 (d)	19,528,000	19,576,820
5.25%, due 9/30/22	3,000,000	3,038,718
5.375%, due 5/1/25 (d)	15,335,000	15,181,650
5.75%, due 1/15/24	1,598,000	1,621,970
5.875%, due 5/1/27 (d)	13,195,000	13,195,000
6.50%, due 4/30/21	26,527,000	27,836,771
7.00%, due 1/15/19	8,657,000	8,895,068
CCO Safari II LLC 3.579%, due 7/23/20 (d)	4,000,000	4,015,000
4.464%, due 7/23/22 (d)	6,165,000	6,254,380
Cogeco Cable, Inc. 4.875%, due 5/1/20 (d)	22,360,000	22,695,400
CSC Holdings LLC 7.625%, due 7/15/18	13,740,000	14,581,575
DISH DBS Corp. 4.625%, due 7/15/17	6,000,000	6,165,000
5.125%, due 5/1/20	3,040,000	3,028,600
5.875%, due 7/15/22	7,525,000	7,374,500
5.875%, due 11/15/24	12,210,000	11,678,865
Midcontinent Communications & Midcontinent Finance Corp. 6.25%, due 8/1/21 (d)	1,035,000	1,071,225
6.875%, due 8/15/23 (d)	2,000,000	2,052,500
Neptune Finco Corp. 10.125%, due 1/15/23 (d)	30,685,000	32,449,387
♦Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	14,665,000	15,082,219
5.00%, due 4/15/22 (d)	80,960,000	82,275,600
Numericable-SFR 4.875%, due 5/15/19 (d)	6,000,000	6,030,000
6.00%, due 5/15/22 (d)	47,825,000	47,944,562
Quebecor Media, Inc. 5.75%, due 1/15/23	51,150,000	52,428,750
Videotron, Ltd. 5.00%, due 7/15/22	21,754,000	22,705,738
5.375%, due 6/15/24 (d)	29,920,000	30,742,800

		543,057,098

Metal Fabricate & Hardware 1.0%
A.M. Castle & Co. 12.75%, due 12/15/16	28,261,000	23,315,325
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	17,235,000	16,373,250
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	56,470,000	53,364,150

		93,052,725

	Principal Amount	Value
Mining 2.6%
Alamos Gold, Inc. 7.75%, due 4/1/20 (d)	$43,485,000	$41,123,764
Constellium N.V. 5.75%, due 5/15/24 (d)	26,000,000	18,720,000
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (d)	22,235,000	17,343,300
Hecla Mining Co. 6.875%, due 5/1/21	46,053,000	39,145,050
Kaiser Aluminum Corp. 8.25%, due 6/1/20	25,000,000	26,687,500
New Gold, Inc. 6.25%, due 11/15/22 (d)	24,995,000	21,433,213
7.00%, due 4/15/20 (d)	39,288,000	36,636,060
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	19,480,000	17,804,720
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	22,325,000	21,208,750

		240,102,357

Miscellaneous—Manufacturing 1.3%
Actuant Corp. 5.625%, due 6/15/22	4,000,000	4,025,000
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	18,225,000	18,407,250
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	21,845,000	23,264,925
EnPro Industries, Inc. 5.875%, due 9/15/22	14,325,000	14,432,437
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	19,254,000	15,451,335
Koppers, Inc. 7.875%, due 12/1/19	15,864,000	15,864,000
SPX FLOW, Inc. 6.875%, due 9/1/17	16,960,000	17,977,600
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	14,090,000	14,125,225

		123,547,772

Oil & Gas 8.5%
Antero Resources Corp. 5.125%, due 12/1/22	5,000,000	4,487,500
5.375%, due 11/1/21	10,000,000	9,200,000
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, due 1/15/21	2,815,000	1,154,150
9.25%, due 8/15/21	10,705,000	4,389,050
California Resources Corp. 5.00%, due 1/15/20	49,637,000	36,110,917
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21	48,915,000	45,490,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. (continued)
7.625%, due 1/15/22	$21,180,000	$20,438,700
7.75%, due 4/15/23 (d)	4,840,000	4,598,000
Carrizo Oil & Gas, Inc. 6.25%, due 4/15/23	8,930,000	8,494,663
7.50%, due 9/15/20	13,920,000	13,885,200
Chesapeake Energy Corp. 6.50%, due 8/15/17	4,715,000	4,331,906
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(e)	15,000,000	3,900,000
Comstock Resources, Inc. 7.75%, due 4/1/19	28,693,000	6,025,530
9.50%, due 6/15/20	34,016,000	7,483,520
10.00%, due 3/15/20 (d)	41,160,000	26,856,900
Concho Resources, Inc. 5.50%, due 10/1/22	9,320,000	9,354,950
6.50%, due 1/15/22	24,386,000	25,269,993
7.00%, due 1/15/21	10,325,000	10,660,563
Continental Resources, Inc. 5.00%, due 9/15/22	2,000,000	1,797,500
7.125%, due 4/1/21	6,000,000	6,219,000
7.375%, due 10/1/20	15,775,000	16,169,375
EnQuest PLC 7.00%, due 4/15/22 (d)	40,738,000	25,257,560
Gulfport Energy Corp. 6.625%, due 5/1/23	2,000,000	1,830,000
7.75%, due 11/1/20	13,921,000	13,781,790
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	32,245,000	27,811,312
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	32,905,000	26,406,262
LINN Energy LLC / LINN Energy Finance Corp. 6.25%, due 11/1/19	11,895,000	2,795,325
6.50%, due 5/15/19	15,540,000	4,040,400
8.625%, due 4/15/20	10,430,000	2,711,800
Murphy Oil USA, Inc. 6.00%, due 8/15/23	21,820,000	23,020,100
Newfield Exploration Co. 5.625%, due 7/1/24	17,210,000	17,037,900
Noble Energy, Inc. 5.625%, due 5/1/21	8,280,000	8,395,837
5.875%, due 6/1/22	17,560,000	17,687,784
Oasis Petroleum, Inc. 6.50%, due 11/1/21	14,068,000	11,992,970
6.875%, due 1/15/23	5,000,000	4,325,000
7.25%, due 2/1/19	42,972,000	41,038,260

	Principal Amount	Value
Oil & Gas (continued)
PDC Energy, Inc. 7.75%, due 10/15/22	$27,545,000	$27,682,725
PetroQuest Energy, Inc. 10.00%, due 9/1/17	60,090,000	52,278,300
Rex Energy Corp. 6.25%, due 8/1/22	20,540,000	8,421,400
8.875%, due 12/1/20	45,240,000	22,620,000
RSP Permian, Inc. 6.625%, due 10/1/22	17,780,000	17,602,200
Sanchez Energy Corp. 6.125%, due 1/15/23	12,474,000	9,043,650
7.75%, due 6/15/21	4,055,000	3,223,725
SM Energy Co. 5.00%, due 1/15/24	9,940,000	8,921,150
6.125%, due 11/15/22	6,954,000	6,745,380
6.50%, due 11/15/21	7,000,000	6,895,000
6.50%, due 1/1/23	2,535,000	2,497,979
Stone Energy Corp. 7.50%, due 11/15/22	79,053,000	50,989,185
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	14,140,000	13,715,800
W&T Offshore, Inc. 8.50%, due 6/15/19	6,800,000	3,060,000
Whiting Petroleum Corp. 5.00%, due 3/15/19	2,000,000	1,900,000
6.25%, due 4/1/23	5,000,000	4,650,000
6.50%, due 10/1/18	13,720,000	13,136,900
WPX Energy, Inc. 6.00%, due 1/15/22	37,300,000	32,824,000
7.50%, due 8/1/20	12,955,000	12,112,925

		792,770,986

Oil & Gas Services 0.5%
CSI Compressco, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22	16,295,000	13,524,850
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	30,445,000	25,497,688
FTS International, Inc. 6.25%, due 5/1/22	21,340,000	4,908,200
7.837%, due 6/15/20 (d)(f)	10,125,000	7,037,219

		50,967,957

Packaging & Containers 0.9%
AEP Industries, Inc. 8.25%, due 4/15/19	18,194,000	18,739,820
Novelis, Inc. 8.375%, due 12/15/17	26,275,000	26,472,062
8.75%, due 12/15/20	19,470,000	19,518,675
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (d)	16,925,000	16,755,750

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Silgan Holdings, Inc. 5.00%, due 4/1/20	$4,000,000	$4,080,000

		85,566,307

Pharmaceuticals 2.4%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	19,905,000	20,303,100
Endo Finance LLC 5.75%, due 1/15/22 (d)	2,300,000	2,248,250
Endo Finance LLC / Endo Finco, Inc. 5.375%, due 1/15/23 (d)	7,300,000	7,159,110
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (d)	14,965,000	14,965,000
6.00%, due 2/1/25 (d)	13,945,000	13,840,413
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	9,626,000	9,962,910
NBTY, Inc. 9.00%, due 10/1/18	20,200,000	20,679,750
Quintiles Transnational Corp. 4.875%, due 5/15/23 (d)	15,575,000	16,012,969
♦Valeant Pharmaceuticals International, Inc. 5.875%, due 5/15/23 (d)	14,940,000	12,577,613
6.125%, due 4/15/25 (d)	33,290,000	28,005,212
6.375%, due 10/15/20 (d)	28,284,000	25,314,180
6.75%, due 8/15/18 (d)	20,775,000	20,049,952
7.00%, due 10/1/20 (d)	2,548,000	2,356,900
7.50%, due 7/15/21 (d)	30,760,000	28,068,500

		221,543,859

Pipelines 2.0%
ANR Pipeline Co. 7.375%, due 2/15/24	2,555,000	3,040,097
9.625%, due 11/1/21	10,349,000	13,669,384
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	11,307,000	11,772,769
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	24,110,000	23,507,250
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (d)	12,375,000	12,931,875
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 4.875%, due 6/1/25	26,295,000	24,585,825
5.50%, due 2/15/23	5,560,000	5,476,600
NuStar Logistics, L.P. 6.75%, due 2/1/21	10,295,000	10,706,800

	Principal Amount	Value
Pipelines (continued)
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.00%, due 1/15/18 (d)	$11,500,000	$11,327,500
6.625%, due 10/1/20 (d)	44,686,000	44,350,855
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (d)	8,556,000	8,855,460
6.25%, due 10/15/22 (d)	10,655,000	11,081,200
Williams Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	7,284,000	7,456,099

		188,761,714

Real Estate 1.6%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)(d)	32,276,585	33,809,723
CBRE Services, Inc. 5.00%, due 3/15/23	32,487,000	32,998,183
5.25%, due 3/15/25	9,580,000	9,745,456
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (d)	6,740,000	6,841,100
Forestar USA Real Estate Group, Inc. 8.50%, due 6/1/22 (d)	13,000,000	13,195,000
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	20,385,000	21,200,400
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	30,115,000	30,867,875

		148,657,737

Real Estate Investment Trusts 3.0%
♦Crown Castle International Corp. 4.875%, due 4/15/22	8,995,000	9,523,456
5.25%, due 1/15/23	101,468,000	109,204,935
DuPont Fabros Technology, L.P. 5.625%, due 6/15/23	17,000,000	17,467,500
Equinix, Inc. 5.375%, due 1/1/22	17,368,000	18,144,350
5.375%, due 4/1/23	22,720,000	23,628,800
5.75%, due 1/1/25	26,337,000	27,456,322
GEO Group, Inc. (The) 6.625%, due 2/15/21	18,300,000	18,940,500
Host Hotels & Resorts, L.P. 5.25%, due 3/15/22	7,000,000	7,516,656
6.00%, due 10/1/21	17,625,000	19,664,160
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	8,961,000	9,140,220
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	5,570,000	5,785,838
5.50%, due 2/1/21	13,635,000	14,244,484

		280,717,221

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail 4.8%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	$8,220,000	$8,517,975
7.00%, due 5/20/22	9,697,000	10,230,335
Asbury Automotive Group, Inc. 6.00%, due 12/15/24 (d)	7,365,000	7,788,488
6.00%, due 12/15/24	20,673,000	21,861,697
AutoNation, Inc. 6.75%, due 4/15/18	11,000,000	12,181,972
Building Materials Holding Corp. 9.00%, due 9/15/18 (d)	19,420,000	20,573,548
Cash America International, Inc. 5.75%, due 5/15/18	14,455,000	14,563,413
CVS Health Corp. 4.75%, due 12/1/22 (d)	9,335,000	10,174,898
5.00%, due 12/1/24 (d)	6,500,000	7,219,869
Dollar Tree, Inc. 5.75%, due 3/1/23 (d)	38,630,000	40,706,362
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (d)	23,189,000	21,565,770
Ferrellgas, L.P. / Ferrellgas Finance Corp. 6.75%, due 6/15/23 (d)	15,865,000	14,635,463
GameStop Corp. 5.50%, due 10/1/19 (d)	10,225,000	10,651,055
Group 1 Automotive, Inc. 5.00%, due 6/1/22	5,665,000	5,721,650
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	7,225,000	6,764,406
L Brands, Inc. 5.625%, due 2/15/22	7,725,000	8,381,625
6.625%, due 4/1/21	13,980,000	15,832,350
6.875%, due 11/1/35 (d)	13,500,000	14,023,125
8.50%, due 6/15/19	3,395,000	4,006,100
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	53,908,000	56,064,320
Outerwall, Inc. 5.875%, due 6/15/21	31,675,000	29,220,187
Penske Automotive Group, Inc. 5.375%, due 12/1/24	7,265,000	7,373,975
5.75%, due 10/1/22	26,025,000	26,870,812
Radio Systems Corp. 8.375%, due 11/1/19 (d)	32,225,000	34,198,781
Sally Holdings LLC / Sally Capital, Inc. 6.875%, due 11/15/19	1,495,000	1,547,325
Sonic Automotive, Inc. 7.00%, due 7/15/22	11,875,000	12,646,875
Yum! Brands, Inc. 3.75%, due 11/1/21	4,710,000	4,439,175
3.875%, due 11/1/20	3,000,000	2,906,844

	Principal Amount	Value
Retail (continued)
Yum! Brands, Inc. (continued)
3.875%, due 11/1/23	$13,045,000	$11,784,788
5.30%, due 9/15/19	7,500,000	7,829,258

		450,282,441

Semiconductors 0.6%
Micron Technology, Inc. 5.25%, due 8/1/23 (d)	19,370,000	18,924,296
5.50%, due 2/1/25	26,310,000	25,060,275
Sensata Technologies B.V. 5.00%, due 10/1/25 (d)	12,500,000	12,203,125

		56,187,696

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc. 5.00%, due 12/15/21 (d)	5,000,000	5,200,000
7.125%, due 3/15/21	6,905,000	7,215,725

		12,415,725

Software 1.3%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	43,570,000	45,476,187
Activision Blizzard, Inc. 5.625%, due 9/15/21 (d)	23,860,000	25,236,722
Emdeon, Inc. 6.00%, due 2/15/21 (d)	10,210,000	10,018,563
Italics Merger Sub, Inc. 7.125%, due 7/15/23 (d)	1,105,000	1,096,149
MSCI, Inc. 5.25%, due 11/15/24 (d)	24,537,000	25,825,192
5.75%, due 8/15/25 (d)	10,030,000	10,576,635

		118,229,448

Storage & Warehousing 0.5%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	44,200,000	38,564,500
10.75%, due 10/15/19 (d)	10,565,000	5,810,750

		44,375,250

Telecommunications 6.4%
Centurylink, Inc. 5.625%, due 4/1/25	21,000,000	18,847,500
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (d)	13,075,000	13,271,125
CommScope, Inc. 4.375%, due 6/15/20 (d)	2,500,000	2,550,000
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	28,276,000	25,436,524
Frontier Communications Corp. 6.25%, due 9/15/21	26,410,000	23,584,130
8.875%, due 9/15/20 (d)	9,665,000	10,033,430
10.50%, due 9/15/22 (d)	27,020,000	28,033,250
GCI, Inc. 6.875%, due 4/15/25	5,000,000	5,150,000

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	$12,627,000	$13,899,170
7.625%, due 6/15/21	26,500,000	28,885,000
Intelsat Jackson Holdings S.A. 5.50%, due 8/1/23	2,100,000	1,731,188
7.25%, due 4/1/19	17,030,000	15,965,625
7.25%, due 10/15/20	17,800,000	16,242,500
7.50%, due 4/1/21	13,600,000	12,274,000
Sable International Finance, Ltd. 8.75%, due 2/1/20 (d)	12,750,000	13,467,188
Sprint Communications, Inc. 7.00%, due 3/1/20 (d)	3,265,000	3,428,250
9.00%, due 11/15/18 (d)	22,196,000	24,401,617
9.25%, due 4/15/22	13,690,000	14,100,700
Sprint Corp. 7.125%, due 6/15/24	15,335,000	13,466,047
7.875%, due 9/15/23	10,185,000	9,421,125
♦T-Mobile USA, Inc. 6.00%, due 3/1/23	8,504,000	8,477,425
6.125%, due 1/15/22	22,015,000	22,400,262
6.25%, due 4/1/21	20,085,000	20,735,754
6.375%, due 3/1/25	50,822,000	50,949,055
6.50%, due 1/15/24	17,985,000	18,254,775
6.625%, due 11/15/20	1,000,000	1,030,000
6.625%, due 4/1/23	40,925,000	41,807,343
6.731%, due 4/28/22	38,575,000	39,828,687
♦Virgin Media Secured Finance PLC 5.25%, due 1/15/21	83,145,000	88,133,700
5.25%, due 1/15/26 (d)	9,295,000	9,295,000

		595,100,370

Transportation 1.0%
Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (d)	47,999,000	48,346,993
9.75%, due 5/1/20 (d)	24,245,000	22,062,950
XPO Logistics, Inc. 6.50%, due 6/15/22 (d)	20,830,000	18,590,775
7.875%, due 9/1/19 (d)	4,790,000	4,819,937

		93,820,655

Trucking & Leasing 0.3%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	15,865,000	16,221,963
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	12,985,000	14,088,725

		30,310,688

Total Corporate Bonds (Cost $8,766,405,381)		8,489,428,254

	Principal Amount	Value
Loan Assignments 0.7% (g)
Building Materials 0.1%
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22	$8,977,500	$8,999,944

Household Products & Wares 0.0%‡
Spectrum Brands, Inc. USD Term Loan 3.75%, due 6/23/22	4,230,776	4,244,657

Lodging 0.2%
Cannery Casino Resorts LLC New Term Loan B 7.00%, due 10/2/18	9,709,094	9,393,548
New 2nd Lien Term Loan 11.00%, due 10/2/19	16,950,000	14,619,375

		24,012,923

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.764%, due 4/26/17 (b)(e)	15,230,378	15,001,923

Pharmaceuticals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	13,331,250	13,172,941

Retail 0.1%
Men’s Wearhouse, Inc. (The) 2015 Term Loan 5.00%, due 6/18/21	6,000,000	6,007,500

Total Loan Assignments (Cost $73,451,611)		71,439,888

Total Long-Term Bonds (Cost $8,968,271,717)		8,683,694,726

	Shares
Common Stocks 0.4%
Auto Parts & Equipment 0.1%
♦Exide Technologies, Inc. (b)(c)(d)(e)	1,416,537	5,666,148

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(e)(h)	51,473	2,316,285

Entertainment 0.0%‡
Affinity Gaming LLC (b)(e)(h)	275,000	3,162,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Lodging 0.2%
Majestic Star Casino LLC Membership Units (b)(c)(e)(h)	446,020	$156,107
Starwood Hotels & Resorts Worldwide, Inc.	180,170	14,390,178

		14,546,285

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(e)(h)	2,267	985,125

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(e)(h)	717,799	8,728,436

Total Common Stocks (Cost $76,896,043)		35,404,779

Exchange-Traded Fund 0.2% (i)
SPDR Gold Shares (h)	169,400	18,515,420

Total Exchange-Traded Fund (Cost $19,294,653)		18,515,420

Preferred Stock 0.1%
Banks 0.1%
GMAC Capital Trust I 8.125%	209,400	5,408,802

Total Preferred Stock (Cost $5,042,918)		5,408,802

	Principal Amount
Short-Term Investment 5.2%
Repurchase Agreement 5.2%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $485,088,645 (Collateralized by United States Treasury and Government Agency securities with rates between 1.375% and 1.75% and maturity dates between 2/12/20 and 2/29/20, with a Principal Amount of $492,090,000 and a Market Value of $494,793,548)	$485,088,645	485,088,645

Total Short-Term Investment (Cost $485,088,645)		485,088,645

Total Investments (Cost $9,554,593,976) (j)	98.8%	9,228,112,372
Other Assets, Less Liabilities	1.2	107,962,029
Net Assets	100.0%	$9,336,074,401

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Illiquid security—As of October 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $190,843,495, which represented 2.0% of the Fund’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $170,019,072, which represented 1.8% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Restricted security.

(f)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2015.

(h)	Non-income producing security.

(i)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(j)	As of October 31, 2015, cost was $9,556,746,475 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$178,468,796
Gross unrealized depreciation	(507,102,899)

Net unrealized depreciation	$(328,634,103)

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$65,161,612	$57,664,972	$122,826,584
Corporate Bonds (c)	—	8,394,926,255	94,501,999	8,489,428,254
Loan Assignments (d)	—	50,813,013	20,626,875	71,439,888

Total Long-Term Bonds	—	8,510,900,880	172,793,846	8,683,694,726

Common Stocks (e)	14,390,178	3,162,500	17,852,101	35,404,779
Exchange-Traded Fund	18,515,420	—	—	18,515,420
Preferred Stock	5,408,802	—	—	5,408,802
Short-Term Investment
Repurchase Agreement	—	485,088,645	—	485,088,645

Total Investments in Securities	$38,314,400	$8,999,152,025	$190,645,947	$9,228,112,372

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $53,295,813 and $4,369,159 are held in Auto Parts & Equipment and Electric, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $54,289,499, $36,312,500 and $3,900,000 are held in Auto Parts & Equipment, Entertainment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $14,619,375 and $6,007,500 are held in Lodging and Retail, respectively, within Loan Assignments whose values were obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $5,666,148, $2,316,285, $156,107, $985,125 and $8,728,436 are held in Auto Parts & Equipment, Electric, Lodging, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, a security with a market value of $15,255,000 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2014, the fair value was based on information obtained from an independent pricing service, that utilized significant observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2015 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$—	$326,246	$—	$(5,733,948)	$58,703,515	(c)	$—	$—	$—	$53,295,813	$(5,733,948)
Electric	3,610,876	—	—	62,610	695,673	(d)	—	—	—	4,369,159	62,610
Corporate Bonds
Auto Parts & Equipment	—	366,368	—	(4,904,204)	58,827,335	(c)	—	—	—	54,289,499	(4,904,204)
Entertainment	36,531,648	6,283	3,742	83,895	—		(313,068)	—	—	36,312,500	—
Oil & Gas	—	—	—	3,900,000 (e)	—		—	—	—	3,900,000	3,900,000
Loan Assignments
Aerospace & Defense	20,538,525	22,397	134,558	(105,480)	—		(20,590,000)	—	—	—	—
Auto Parts & Equipment	84,086,737	221,594	(294,870)	141,955	—		(84,155,416)	—	—	—	—
Distribution & Wholesale	26,071,299	(2,194)	(65,408)	61,232	—		(26,064,929)	—	—	—	—
Lodging	—	147,180	—	(782,805)	—		—	15,255,000	—	14,619,375	(782,805)
Retail	—	—	—	7,500	6,000,000		—	—	—	6,007,500	7,500
Common Stocks
Auto Parts & Equipment	—	—	—	(47,619,948)	53,286,096	(c)	—	—	—	5,666,148	(47,619,948)
Electric	2,316,285	—	—	—	—		—	—	—	2,316,285	—
Lodging	289,913	—	—	(133,806)	—		—	—	—	156,107	(133,806)
Media	857,561	—	—	127,564	—		—	—	—	985,125	127,564
Metal, Fabricate & Hardware	9,195,005	—	—	(466,569)	—		—	—	—	8,728,436	(466,569)
Warrants
Food	75,060	—	—	(75,060)	—		—	—	—	—	—

Total	$183,572,909	$1,087,874	$(221,978)	$(55,437,064)	$177,512,619		$(131,123,413)	$15,255,000	$—	$190,645,947	$(55,543,606)

(a)	Sales include principal reductions.
(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(c)	Security received through a restructure.
(d)	Purchases include PIK securities.
(e)	Fund received the security as part of a class action brought against the issuer.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $9,554,593,976)	$9,228,112,372
Cash	2,329,231
Receivables:
Dividends and interest	165,675,378
Investment securities sold	47,925,527
Fund shares sold	21,749,800
Other assets	118,571

Total assets	9,465,910,879

Liabilities
Payables:
Investment securities purchased	100,959,725
Fund shares redeemed	15,864,024
Manager (See Note 3)	4,232,964
Transfer agent (See Note 3)	2,016,673
NYLIFE Distributors (See Note 3)	1,454,132
Shareholder communication	315,013
Professional fees	116,850
Trustees	22,592
Custodian	8,009
Accrued expenses	53,463
Dividend payable	4,793,033

Total liabilities	129,836,478

Net assets	$9,336,074,401

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$16,747,333
Additional paid-in capital	9,741,452,349

9,758,199,682
Distributions in excess of net investment income	(5,332,816)
Accumulated net realized gain (loss) on investments	(90,310,861)
Net unrealized appreciation (depreciation) on investments	(326,481,604)

Net assets	$9,336,074,401

Class A
Net assets applicable to outstanding shares	$3,364,516,647

Shares of beneficial interest outstanding	603,710,949

Net asset value per share outstanding	$5.57
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.83

Investor Class
Net assets applicable to outstanding shares	$282,450,630

Shares of beneficial interest outstanding	50,230,179

Net asset value per share outstanding	$5.62
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.88

Class B
Net assets applicable to outstanding shares	$139,683,467

Shares of beneficial interest outstanding	25,191,083

Net asset value and offering price per share outstanding	$5.54

Class C
Net assets applicable to outstanding shares	$679,391,659

Shares of beneficial interest outstanding	122,478,294

Net asset value and offering price per share outstanding	$5.55

Class I
Net assets applicable to outstanding shares	$4,844,891,346

Shares of beneficial interest outstanding	868,613,911

Net asset value and offering price per share outstanding	$5.58

Class R1
Net assets applicable to outstanding shares	$39,269

Shares of beneficial interest outstanding	7,049

Net asset value and offering price per share outstanding	$5.57

Class R2
Net assets applicable to outstanding shares	$10,084,337

Shares of beneficial interest outstanding	1,809,015

Net asset value and offering price per share outstanding	$5.57

Class R6
Net assets applicable to outstanding shares	$15,017,046

Shares of beneficial interest outstanding	2,692,784

Net asset value and offering price per share outstanding	$5.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$567,075,302
Dividends	1,104,302

Total income	568,179,604

Expenses
Manager (See Note 3)	48,488,717
Distribution/Service—Class A (See Note 3)	8,730,546
Distribution/Service—Investor Class (See Note 3)	717,270
Distribution/Service—Class B (See Note 3)	1,558,595
Distribution/Service—Class C (See Note 3)	7,303,219
Distribution/Service—Class R2 (See Note 3)	25,110
Transfer agent (See Note 3)	12,415,884
Shareholder communication	1,418,212
Professional fees	491,467
Registration	323,239
Trustees	178,556
Custodian	93,044
Shareholder service (See Note 3)	10,077
Miscellaneous	242,067

Total expenses	81,996,003

Net investment income (loss)	486,183,601

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(89,213,544)
Net change in unrealized appreciation (depreciation) on investments	(414,564,174)

Net realized and unrealized gain (loss) on investments	(503,777,718)

Net increase (decrease) in net assets resulting from operations	$(17,594,117)

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$486,183,601	$491,294,338
Net realized gain (loss) on investments	(89,213,544)	153,627,787
Net change in unrealized appreciation (depreciation) on investments	(414,564,174)	(277,508,415)

Net increase (decrease) in net assets resulting from operations	(17,594,117)	367,413,710

Dividends to shareholders:
From net investment income:
Class A	(189,879,193)	(259,359,166)
Investor Class	(15,560,192)	(19,682,303)
Class B	(7,176,004)	(10,790,345)
Class C	(33,655,695)	(47,137,749)
Class I	(237,966,632)	(245,198,107)
Class R1	(1,824)	(1,952)
Class R2	(535,413)	(872,139)
Class R6	(744,396)	(180,546)

	(485,519,349)	(583,222,307)

From return of capital:
Class A	(29,948,610)	—
Investor Class	(2,469,439)	—
Class B	(1,333,605)	—
Class C	(6,300,642)	—
Class I	(37,755,580)	—
Class R1	(294)	—
Class R2	(85,939)	—
Class R6	(119,429)	—

	(78,013,538)	—

Total dividends and distributions to shareholders	(563,532,887)	(583,222,307)

Capital share transactions:
Net proceeds from sale of shares	3,627,606,451	2,249,951,118
Net asset value of shares issued to shareholders in reinvestment of dividends	503,314,254	512,961,965
Cost of shares redeemed	(2,929,574,034)	(2,614,781,262)

Increase (decrease) in net assets derived from capital share transactions	1,201,346,671	148,131,821

Net increase (decrease) in net assets	620,219,667	(67,676,776)

Net Assets
Beginning of year	8,715,854,734	8,783,531,510

End of year	$9,336,074,401	$8,715,854,734

Distributions in excess of net investment income at end of year	$(5,332,816)	$(7,070,181)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.93	$6.08	$6.08	$5.84	$5.92

Net investment income (loss) (a)	0.31	0.34	0.36	0.39	0.41
Net realized and unrealized gain (loss) on investments	(0.31)	(0.09)	0.06	0.27	(0.07)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.00 ‡	0.25	0.42	0.66	0.34

Less dividends and distributions:
From net investment income	(0.31)	(0.40)	(0.42)	(0.42)	(0.42)
From return of capital	(0.05)	—	—	—	—

Total dividends and distributions	(0.36)	(0.40)	(0.42)	(0.42)	(0.42)

Net asset value at end of year	$5.57	$5.93	$6.08	$6.08	$5.84

Total investment return (b)	0.06%	4.14%	7.15%	11.76%	5.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.45%	5.52%	5.89%	6.56%	6.86%
Net expenses	0.96%	0.99%	1.01%	1.00%	0.99%
Portfolio turnover rate	38%	41%	40%	29%	45%
Net assets at end of year (in 000’s)	$3,364,517	$3,678,466	$4,055,185	$4,086,134	$3,355,007

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.99	$6.14	$6.13	$5.88	$5.97

Net investment income (loss) (a)	0.31	0.34	0.36	0.39	0.41
Net realized and unrealized gain (loss) on investments	(0.31)	(0.09)	0.07	0.28	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.00 ‡	0.25	0.43	0.67	0.33

Less dividends and distributions:
From net investment income	(0.32)	(0.40)	(0.42)	(0.42)	(0.42)
From return of capital	(0.05)	—	—	—	—

Total dividends and distributions	(0.37)	(0.40)	(0.42)	(0.42)	(0.42)

Net asset value at end of year	$5.62	$5.99	$6.14	$6.13	$5.88

Total investment return (b)	(0.07%)	4.13%	7.24%	11.82%	5.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.39%	5.50%	5.88%	6.53%	6.80%
Net expenses	1.02%	1.01%	1.02%	1.03%	1.05%
Portfolio turnover rate	38%	41%	40%	29%	45%
Net assets at end of year (in 000’s)	$282,451	$296,535	$307,643	$301,074	$285,656

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.90	$6.05	$6.05	$5.81	$5.90

Net investment income (loss) (a)	0.27	0.29	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.32)	(0.09)	0.06	0.27	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	(0.05)	0.20	0.37	0.61	0.28

Less dividends and distributions:
From net investment income	(0.26)	(0.35)	(0.37)	(0.37)	(0.37)
From return of capital	(0.05)	—	—	—	—

Total dividends and distributions	(0.31)	(0.35)	(0.37)	(0.37)	(0.37)

Net asset value at end of year	$5.54	$5.90	$6.05	$6.05	$5.81

Total investment return (b)	(0.60%)	3.35%	6.36%	10.94%	4.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.64%	4.75%	5.13%	5.78%	6.05%
Net expenses	1.77%	1.76%	1.77%	1.78%	1.80%
Portfolio turnover rate	38%	41%	40%	29%	45%
Net assets at end of year (in 000’s)	$139,683	$172,640	$197,273	$221,723	$267,752

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.90	$6.05	$6.05	$5.81	$5.90

Net investment income (loss) (a)	0.27	0.29	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.31)	(0.09)	0.06	0.27	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	(0.04)	0.20	0.37	0.61	0.28

Less dividends and distributions:
From net investment income	(0.26)	(0.35)	(0.37)	(0.37)	(0.37)
From return of capital	(0.05)	—	—	—	—

Total dividends and distributions	(0.31)	(0.35)	(0.37)	(0.37)	(0.37)

Net asset value at end of year	$5.55	$5.90	$6.05	$6.05	$5.81

Total investment return (b)	(0.60%)	3.34%	6.36%	10.93%	4.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.64%	4.75%	5.13%	5.78%	6.05%
Net expenses	1.77%	1.76%	1.77%	1.78%	1.80%
Portfolio turnover rate	38%	41%	40%	29%	45%
Net assets at end of year (in 000’s)	$679,392	$785,873	$814,589	$819,807	$654,224

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.94	$6.08	$6.08	$5.84	$5.92

Net investment income (loss) (a)	0.33	0.35	0.37	0.40	0.42
Net realized and unrealized gain (loss) on investments	(0.31)	(0.08)	0.07	0.28	(0.06)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.02	0.27	0.44	0.68	0.36

Less dividends and distributions:
From net investment income	(0.33)	(0.41)	(0.44)	(0.44)	(0.44)
From return of capital	(0.05)	—	—	—	—

Total dividends and distributions	(0.38)	(0.41)	(0.44)	(0.44)	(0.44)

Net asset value at end of year	$5.58	$5.94	$6.08	$6.08	$5.84

Total investment return (b)	0.32%	4.58%	7.40%	12.02%	6.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.70%	5.76%	6.13%	6.81%	7.11%
Net expenses	0.71%	0.74%	0.76%	0.75%	0.74%
Portfolio turnover rate	38%	41%	40%	29%	45%
Net assets at end of year (in 000’s)	$4,844,891	$3,762,169	$3,393,780	$2,982,526	$1,775,230

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,			June 29, 2012** through October 31
Class R1	2015	2014	2013	2012
Net asset value at beginning of period	$5.93	$6.08	$6.08	$5.92

Net investment income (loss) (a)	0.32	0.34	0.37	0.14
Net realized and unrealized gain (loss) on investments	(0.31)	(0.08)	0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00	‡

Total from investment operations	0.01	0.26	0.43	0.30

Less dividends and distributions:
From net investment income	(0.32)	(0.41)	(0.43)	(0.14)
From return of capital	(0.05)	—	—	—

Total dividends and distributions	(0.37)	(0.41)	(0.43)	(0.14)

Net asset value at end of period	$5.57	$5.93	$6.08	$6.08

Total investment return (b)	0.21%	4.31%	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.60%	5.66%	6.03%	6.49	%††
Net expenses	0.81%	0.84%	0.86%	0.87	%††
Portfolio turnover rate	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$39	$29	$28	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.93	$6.08	$6.08	$5.84	$5.93

Net investment income (loss) (a)	0.31	0.33	0.35	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.31)	(0.09)	0.07	0.28	(0.07)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	(0.00)‡	0.24	0.42	0.66	0.33

Less dividends and distributions:
From net investment income	(0.31)	(0.39)	(0.42)	(0.42)	(0.42)
From return of capital	(0.05)	—	—	—	—

Total dividends and distributions	(0.36)	(0.39)	(0.42)	(0.42)	(0.42)

Net asset value at end of year	$5.57	$5.93	$6.08	$6.08	$5.84

Total investment return (b)	(0.04%)	4.04%	7.06%	11.66%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.35%	5.43%	5.79%	6.46%	6.76%
Net expenses	1.06%	1.09%	1.11%	1.10%	1.09%
Portfolio turnover rate	38%	41%	40%	29%	45%
Net assets at end of year (in 000’s)	$10,084	$11,049	$15,008	$14,280	$9,927

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,		June 17, 2013** through October 31,
Class R6	2015	2014	2013
Net asset value at beginning of period	$5.94	$6.09	$6.11

Net investment income (loss) (a)	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.31)	(0.08)	0.03

Total from investment operations	0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.34)	(0.43)	(0.19)
From return of capital	(0.05)	—	—

Total dividends and distributions	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$5.58	$5.94	$6.09

Total investment return (b)	0.50%	4.60%	2.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.84%	5.88%	6.24	%††
Net expenses	0.58%	0.58%	0.59	%††
Portfolio turnover rate	38%	41%	40%
Net assets at end of period (in 000’s)	$15,017	$9,093	$26

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund pre-

pares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

32	MainStay High Yield Corporate Bond Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $170,019,072 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held Level 3 securities with a value of $20,626,875 that were valued by utilizing significant unobservable inputs.

33

Notes to Financial Statements (continued)

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

High Yield Corporate Bond

Asset Class	Fair Value at 10/31/15	Valuation Technique	Unobservable Inputs	Range/ (Weighted Average)
Convertible Bonds (2)	$57,664,972	Income/Market Approach	Estimated Remaining Value	$118.6M
			Liquidity Discount	20%
			Discount Rate	6%-9%
			EBITDA Multiple	5x
Corporate Bonds (4)	94,501,999	Income/Market Approach	Discount Rate	15%
			Estimated Remaining Claims/Value	$0.10
			Offered Quotes	$26.00–$103.75/($80.425)
Common Stocks (5)	17,852,101	Income/Market Approach	Estimated Remaining Value	$118.6M
			Liquidity Discount	20%
			Discount Rate	7%-20%
			EBITDA Multiple	4.5x-9.5x
			Offered Quote	$0.35/($0.35)

	$170,019,072

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the

34	MainStay High Yield Corporate Bond Fund

case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2015, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

35

Notes to Financial Statements (continued)

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any rights and warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(L)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(M)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual

36	MainStay High Yield Corporate Bond Fund

rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2015, the effective management fee rate was 0.55% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $48,488,717.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R1 and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1and Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$33
Class R2	10,044

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $629,691 and $54,832, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $21,387, $206, $234,471 and $70,548, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,623,143
Investor Class	552,578
Class B	300,147
Class C	1,406,498
Class I	5,520,182
Class R1	43
Class R2	13,293

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$4,958,439	0.1%
Class R1	29,494	75.1

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(88,176,119)	$(5,315,059)	$(328,634,103)	$(422,125,281)

37

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and adjustments on trust preferred securities. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,073,113	$(1,073,113)	$—

The reclassifications for the Fund are primarily due to defaulted bonds.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $88,176,119 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$49,512	$38,664

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$485,519,349	$567,172,426
Long-Term Capital Gain	—	16,049,881
Return of Capital	78,013,538	—
Total	$563,532,887	$583,222,307

Note 5–Restricted Securities

As of October 31, 2015, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/15 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750	$3,162,500	0.0	%‡
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$15,000,000	—	3,900,000	0.1
Exide Technologies, Inc. Common Stock	4/30/15	1,416,537	53,286,096	5,666,148	0.1
Exide Technologies, Inc. (Escrow Claim Shares) Corporate Bond 8.625%, due 2/1/18	8/28/15	$64,863,000	—	64,863	0.0	‡
ION Media Networks, Inc. Common Stock	3/12/10–12/20/10	2,267	3,435	985,125	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	156,107	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,758	8,728,436	0.1
Neenah Foundry Co. Term Loan Loan Assignment 6.764%, due 4/26/17	5/10/13	$15,230,378	14,973,662	15,001,923	0.2
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.4
Upstate New York Power Producers, Inc. Common Stock	5/11/99–2/28/11	51,473	875,042	2,316,285	0.0	‡
Upstate New York Power Producers, Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	12/15/13–6/16/15	$4,008,403	4,306,549	4,369,159	0.0	‡
Total			$118,510,332	$80,663,046	0.9%

‡	Less than one-tenth of a percent.

38	MainStay High Yield Corporate Bond Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $4,217,306 and $3,184,805, respectively.

The Fund may purchase securities from or sell to other funds managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. During the year ended October 31, 2015, such purchases were $22,889.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	145,603,396	$843,020,988
Shares issued to shareholders in reinvestment of dividends and distributions	32,920,868	188,297,147
Shares redeemed	(196,228,275)	(1,126,601,715)

Net increase (decrease) in shares outstanding before conversion	(17,704,011)	(95,283,580)
Shares converted into Class A (See Note 1)	3,625,771	20,853,918
Shares converted from Class A (See Note 1)	(2,424,134)	(13,745,855)

Net increase (decrease)	(16,502,374)	$(88,175,517)

Year ended October 31, 2014:
Shares sold	110,365,199	$670,023,112
Shares issued to shareholders in reinvestment of dividends and distributions	36,740,423	222,529,421
Shares redeemed	(198,679,136)	(1,206,457,547)

Net increase (decrease) in shares outstanding before conversion	(51,573,514)	(313,905,014)
Shares converted into Class A (See Note 1)	6,448,322	39,346,330
Shares converted from Class A (See Note 1)	(1,694,448)	(10,231,579)

Net increase (decrease)	(46,819,640)	$(284,790,263)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,131,903	$24,025,968
Shares issued to shareholders in reinvestment of dividends and distributions	2,890,081	16,677,878
Shares redeemed	(7,353,027)	(42,701,530)

Net increase (decrease) in shares outstanding before conversion	(331,043)	(1,997,684)
Shares converted into Investor Class (See Note 1)	3,683,129	21,184,403
Shares converted from Investor Class (See Note 1)	(2,652,860)	(15,413,711)

Net increase (decrease)	699,226	$3,773,008

Year ended October 31, 2014:
Shares sold	5,139,141	$31,542,310
Shares issued to shareholders in reinvestment of dividends and distributions	2,955,890	18,074,129
Shares redeemed	(6,948,997)	(42,620,153)

Net increase (decrease) in shares outstanding before conversion	1,146,034	6,996,286
Shares converted into Investor Class (See Note 1)	3,150,331	19,278,632
Shares converted from Investor Class (See Note 1)	(4,902,041)	(30,218,654)

Net increase (decrease)	(605,676)	$(3,943,736)

39

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,303,100	$13,186,027
Shares issued to shareholders in reinvestment of dividends and distributions	1,331,822	7,582,582
Shares redeemed	(5,447,055)	(31,118,556)

Net increase (decrease) in shares outstanding before conversion	(1,812,133)	(10,349,947)
Shares converted from Class B (See Note 1)	(2,251,668)	(12,878,755)

Net increase (decrease)	(4,063,801)	$(23,228,702)

Year ended October 31, 2014:
Shares sold	3,686,951	$22,339,318
Shares issued to shareholders in reinvestment of dividends and distributions	1,589,123	9,576,092
Shares redeemed	(5,629,155)	(34,047,861)

Net increase (decrease) in shares outstanding before conversion	(353,081)	(2,132,451)
Shares converted from Class B (See Note 1)	(3,001,073)	(18,174,729)

Net increase (decrease)	(3,354,154)	$(20,307,180)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	15,167,686	$86,868,866
Shares issued to shareholders in reinvestment of dividends and distributions	5,650,404	32,165,255
Shares redeemed	(31,470,366)	(179,795,494)

Net increase (decrease)	(10,652,276)	$(60,761,373)

Year ended October 31, 2014:
Shares sold	19,523,977	$118,252,720
Shares issued to shareholders in reinvestment of dividends and distributions	6,235,668	37,589,928
Shares redeemed	(27,239,768)	(164,557,932)

Net increase (decrease)	(1,480,123)	$(8,715,284)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	457,597,569	$2,647,544,637
Shares issued to shareholders in reinvestment of dividends and distributions	45,040,797	257,291,267
Shares redeemed	(267,882,426)	(1,541,389,780)

Net increase (decrease)	234,755,940	$1,363,446,124

Year ended October 31, 2014:
Shares sold	229,736,475	$1,394,593,547
Shares issued to shareholders in reinvestment of dividends and distributions	37,019,295	224,384,770
Shares redeemed	(190,756,413)	(1,158,534,085)

Net increase (decrease)	75,999,357	$460,444,232

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,132	$12,087
Shares issued to shareholders in reinvestment of dividends and distributions	371	2,118
Shares redeemed	(417)	(2,426)

Net increase (decrease)	2,086	$11,779

Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	322	$1,952

Net increase (decrease)	322	$1,952

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	502,307	$2,865,187
Shares issued to shareholders in reinvestment of dividends and distributions	75,932	434,182
Shares redeemed	(631,881)	(3,642,029)

Net increase (decrease)	(53,642)	$(342,660)

Year ended October 31, 2014:
Shares sold	645,590	$3,925,578
Shares issued to shareholders in reinvestment of dividends and distributions	103,268	625,983
Shares redeemed	(1,354,297)	(8,228,181)

Net increase (decrease)	(605,439)	$(3,676,620)

Class R6	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,759,140	$10,082,691
Shares issued to shareholders in reinvestment of dividends and distributions	151,151	863,825
Shares redeemed	(749,408)	(4,322,504)

Net increase (decrease)	1,160,883	$6,624,012

Year ended October 31, 2014:
Shares sold	1,553,448	$9,274,533
Shares issued to shareholders in reinvestment of dividends and distributions	29,775	179,690
Shares redeemed	(55,542)	(335,503)

Net increase (decrease)	1,527,681	$9,118,720

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

40	MainStay High Yield Corporate Bond Fund

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Note 11–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

42	MainStay High Yield Corporate Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2015, the Fund designated approximately $365,221 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

46	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay High Yield Corporate Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1674518 MS291-15	MSHY11-12/15 (NYLIM) NL212

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	0.01%	0.01%	1.16%	0.64%
Investor Class Shares[3,4]	No Sales Charge	0.01	0.01	1.15	0.89
Class B Shares[3]	No Sales Charge	0.01	0.01	1.15	0.89
Class C Shares[3]	No Sales Charge	0.01	0.01	1.15	0.89

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2015, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01% for Class A, Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.46%, –0.67%, –0.67%, and –0.67%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been –0.46%, –0.67%, –0.67% and –0.67%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.01%	0.01%	1.17%

5.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

Investor Class Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

Class B Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

Class C Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.14% for Class A, 0.14% for Investor Class, and 0.14% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the 12 months ended October 31, 2015?

As of October 31, 2015, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Class A, Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the 12 months ended October 31, 2015, all share classes returned 0.01%. All share classes performed in line with the 0.01% return of the Average Lipper1 Money Market Fund for the 12 months ended October 31, 2015. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

What factors affected the Fund’s performance during the reporting period?

We found it challenging to replace some floating-rate securities that matured during the reporting period. Floating-rate securities, however, continued to offer solid value relative to other credit securities such as commercial paper. During the reporting period, a cloud of uncertainty hung over the market. Money market fund regulation presented one set of questions. The possibility of an increase in the federal funds target rate presented another. These uncertainties contributed to supply challenges during the reporting period. Meanwhile, asset-backed securities with 13-month legal maturities lost some market support. As a result, the Fund held a smaller position in 13-month asset-backed securities at the end of the reporting period, even though they offered higher yields than commercial paper.

What was the Fund’s duration2 strategy during the reporting period?

The Fund had a duration of 46 days as of October 31, 2015. This compares to a duration of 45 days at the end of April 2015 and 50 days at the end of October 2014. During the reporting period, we shortened the Fund’s duration slightly in anticipation of a tightening move by the Federal Reserve. However, the anticipated increase in the federal funds target rate did not occur during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund made some adjustments during the reporting period in anticipation of a Federal Reserve tightening move. The first was a slight reduction in duration from 50 days at the beginning of the reporting period to 46 days at the end of October 2015. With a shorter duration, the Fund was positioned to more quickly respond should the Federal Reserve raise the federal funds target rate. In addition, we reduced the Fund’s holdings in higher-yielding asset-backed securities because they tend to have longer durations.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The floating-rate securities sector remained the strongest-contributing sector to the Fund’s performance during the reporting period. (Contributions take weightings and total returns into account.) As the LIBOR3 index crept higher during the reporting period, the coupons on these securities reset with higher yields. The spreads on these securities relative to the LIBOR index remained fairly steady during the reporting period. In addition, U.S. Treasury coupon securities with maturities of 12 or 13 months saw their yields rise significantly during the reporting period. The agency discount note sector was particularly weak during the reporting period. Since the agency discount note sector is closely tied to the performance of U.S. Treasury bills, this sector rallied (had lower yields) along with the bills.

Did the Fund make any significant purchases or sales during the reporting period?

Some significant purchases during the reporting period included a Toronto-Dominion Bank certificate of deposit floating-rate security maturing on 2/12/2016, a 0.36% coupon Enterprise Fleet Financing Series 2015-1 Class A1 asset-backed security maturing on 12/20/2015 and a 0.375% coupon U.S. Treasury Note maturing on 10/31/2016. There were no significant sales during the period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weightings in the agency and commercial paper sectors. The Fund decreased its weightings in certificates of deposits and repurchase agreements.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
3.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2015

	Principal Amount	Amortized Cost

Short-Term Investments 99.1%†
Certificates of Deposit 2.0%
Toronto-Dominion Bank (The) 0.287%, due 11/18/15 (a)	$3,925,000	$3,925,000
0.344%, due 2/12/16 (a)	4,045,000	4,045,000

		7,970,000

Financial Company Commercial Paper 14.7%
American Express Credit Corp. 0.20%, due 12/9/15 (b)	3,700,000	3,699,219
Caterpillar Financial Services Corp. 0.17%, due 11/23/15 (b)	2,000,000	1,999,792
0.17%, due 12/1/15 (b)	3,000,000	2,999,575
0.17%, due 1/19/16 (b)	3,100,000	3,098,844
Commonwealth Bank of Australia 0.314%, due 4/29/16 (a)(c)	4,100,000	4,100,000
CPPIB Capital, Inc. 0.15%, due 12/9/15 (b)(c)	3,700,000	3,699,414
John Deere Capital Corp. 0.10%, due 12/4/15 (b)(c)	3,500,000	3,499,679
National Rural Utilities Cooperative Finance Corp. 0.11%, due 11/20/15 (b)	1,850,000	1,849,893
0.13%, due 11/10/15 (b)	1,000,000	999,968
Nationwide Life Insurance Co. 0.17%, due 11/4/15 (b)(c)	6,250,000	6,249,911
0.19%, due 11/16/15 (b)(c)	2,875,000	2,874,772
0.19%, due 11/19/15 (b)(c)	4,400,000	4,399,582
Novartis Finance Corp. 0.10%, due 11/24/15 (b)(c)	1,000,000	999,936
0.11%, due 11/10/15 (b)(c)	2,000,000	1,999,945
PACCAR Financial Corp. 0.11%, due 11/24/15 (b)	5,700,000	5,699,599
Schlumberger Investment S.A. 0.17%, due 12/23/15 (b)(c)	6,000,000	5,998,527
Siemens Capital Co., LLC 0.17%, due 12/29/15 (b)(c)	4,500,000	4,498,768

		58,667,424

Government Agency Debt 8.4%
Federal Farm Credit Bank 0.03%, due 11/2/15	4,200,000	4,199,997
Federal Home Loan Bank 0.025%, due 11/4/15	4,000,000	3,999,992
0.06%, due 12/8/15	3,700,000	3,699,772
0.06%, due 12/18/15	7,500,000	7,499,412
Federal Home Loan Mortgage Corp. 0.03%, due 11/6/15	9,000,000	8,999,962
0.05%, due 12/3/15	5,000,000	4,999,778

		33,398,913

	Principal Amount	Amortized Cost

Other Commercial Paper 54.8%
3M Co. 0.10%, due 11/6/15 (b)(c)	$5,300,000	$5,299,926
0.11%, due 11/12/15 (b)(c)	6,000,000	5,999,798
Air Products & Chemicals, Inc. 0.14%, due 11/18/15 (b)(c)	1,000,000	999,934
0.15%, due 11/6/15 (b)(c)	3,700,000	3,699,923
Apple, Inc. 0.09%, due 11/10/15 (b)(c)	4,750,000	4,749,893
Archer-Daniels-Midland Co. 0.11%, due 11/16/15 (b)(c)	3,700,000	3,699,830
Army and Air Force Exchange Service 0.13%, due 12/2/15 (b)(c)	3,700,000	3,699,586
Brown-Forman Corp. 0.145%, due 11/3/15 (b)(c)	2,980,000	2,979,976
Chevron Corp. 0.10%, due 12/8/15 (b)(c)	5,625,000	5,624,422
ConocoPhillips Qatar Funding, Ltd. 0.23%, due 1/21/16 (b)(c)	3,600,000	3,598,137
Danaher Corp. 0.16%, due 11/9/15 (b)(c)	6,000,000	5,999,787
EMC Corp. 0.29%, due 11/16/15 (b)(c)	6,000,000	5,999,600
Emerson Electric Co. 0.18%, due 1/25/16 (b)(c)	2,000,000	1,999,150
Exxon Mobil Corp. 0.10%, due 12/7/15 (b)	4,875,000	4,874,513
General Electric Co. 0.11%, due 12/22/15 (b)	11,250,000	11,248,247
Honeywell International, Inc. 0.12%, due 11/13/15 (b)(c)	5,000,000	4,999,800
0.24%, due 12/7/15 (b)(c)	3,900,000	3,899,064
Illinois Tool Works, Inc. 0.09%, due 11/10/15 (b)(c)	9,500,000	9,499,786
International Business Machines Corp. 0.16%, due 12/22/15 (b)(c)	3,695,000	3,694,162
0.18%, due 12/28/15 (b)(c)	4,500,000	4,498,718
John Deere Canada ULC 0.12%, due 11/19/15 (b)(c)	7,300,000	7,299,562
Kimberly-Clark Corp. 0.11%, due 11/12/15 (b)(c)	2,400,000	2,399,919
Microsoft Corp. 0.15%, due 11/12/15 (b)(c)	6,000,000	5,999,725
PepsiCo, Inc. 0.14%, due 11/17/15 (b)(c)	5,000,000	4,999,689
Pfizer, Inc. 0.11%, due 11/3/15 (b)(c)	1,000,000	999,994
0.14%, due 11/17/15 (b)(c)	5,250,000	5,249,673
Praxair, Inc. 0.13%, due 11/4/15 (b)	1,000,000	999,989
0.13%, due 12/2/15 (b)	5,000,000	4,999,440

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Province of British Columbia 0.14%, due 12/4/15 (b)	$2,400,000	$2,399,692
Province of Ontario 0.11%, due 12/1/15 (b)	4,500,000	4,499,588
0.13%, due 11/13/15 (b)	6,000,000	5,999,740
0.13%, due 11/20/15 (b)	1,500,000	1,499,897
Province of Quebec 0.13%, due 12/3/15 (b)(c)	5,250,000	5,249,393
0.14%, due 12/2/15 (b)(c)	4,205,000	4,204,493
QUALCOMM, Inc. 0.14%, due 12/3/15 (b)(c)	5,000,000	4,999,378
0.18%, due 1/20/16 (b)(c)	5,500,000	5,497,800
0.19%, due 12/1/15 (b)(c)	1,000,000	999,867
Roche Holdings, Inc. 0.09%, due 11/24/15 (b)(c)	5,500,000	5,499,684
Sanofi 0.20%, due 12/31/15 (b)(c)	4,000,000	3,998,667
Southern California Edison Co. 0.25%, due 11/6/15 (b)(c)	5,700,000	5,699,802
0.25%, due 11/9/15 (b)(c)	1,900,000	1,899,894
0.30%, due 11/5/15 (b)(c)	4,000,000	3,999,867
United Parcel Service, Inc. 0.10%, due 11/3/15 (b)(c)	6,000,000	5,999,967
0.12%, due 12/2/15 (b)(c)	3,500,000	3,499,638
W.W. Grainger, Inc. 0.10%, due 11/3/15 (b)	6,000,000	5,999,967
0.12%, due 11/17/15 (b)	4,100,000	4,099,781
Wal-Mart Stores, Inc. 0.15%, due 11/16/15 (b)(c)	5,250,000	5,249,672
WGL Holdings, Inc. 0.27%, due 11/6/15 (b)(c)	4,000,000	3,999,850
0.27%, due 12/3/15 (b)(c)	3,500,000	3,499,160

		218,808,040

Other Notes 0.1%
Enterprise Fleet Financing LLC Series 2015-1, Class A1 0.36%, due 3/20/16 (c)	535,177	535,177

		535,177

Treasury Debt 12.8%
United States Treasury Bill 0.02%, due 12/31/15	2,500,000	2,499,917
United States Treasury Notes 0.25%, due 11/30/15	4,000,000	4,000,274
0.25%, due 12/31/15	3,970,000	3,970,421
0.25%, due 2/29/16	4,055,000	4,055,527
0.375%, due 1/31/16	4,125,000	4,125,699
0.375%, due 3/31/16	4,000,000	4,001,508
0.375%, due 4/30/16	4,155,000	4,156,264
0.375%, due 5/31/16	4,110,000	4,111,992

	Principal Amount	Amortized Cost

Treasury Debt (continued)
United States Treasury Notes (continued)
0.375%, due 10/31/16	$3,900,000	$3,900,000
0.50%, due 6/30/16	4,090,000	4,094,722
0.50%, due 7/31/16	4,105,000	4,110,258
0.50%, due 8/31/16	4,100,000	4,103,311
0.50%, due 9/30/16	3,900,000	3,902,841

		51,032,734

Treasury Repurchase Agreements 6.3%
Bank of America N.A. 0.07%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $10,000,058 (Collateralized by a United States Treasury Bond with a rate of 3.75% and a maturity date of 11/15/43, with a Principal Amount of $8,654,900 and a Market Value of $10,200,021)	10,000,000	10,000,000
TD Securities (U.S.A.) LLC 0.07%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $15,330,089 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 5/15/21, with a Principal Amount of $14,345,300 and a Market Value of $15,636,611)	15,330,000	15,330,000

		25,330,000

Total Short-Term Investments (Amortized Cost $395,742,288) (d)	99.1%	395,742,288
Other Assets, Less Liabilities	0.9	3,488,730
Net Assets	100.0%	$399,231,018

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$7,970,000	$—	$7,970,000
Financial Company Commercial Paper	—	58,667,424	—	58,667,424
Government Agency Debt	—	33,398,913	—	33,398,913
Other Commercial Paper	—	218,808,040	—	218,808,040
Other Notes	—	535,177	—	535,177
Treasury Debt	—	51,032,734	—	51,032,734
Treasury Repurchase Agreements	—	25,330,000	—	25,330,000

Total Investments in Securities	$—	$395,742,288	$—	$395,742,288

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Agriculture	$3,699,830	0.9%
Auto Manufacturers	5,699,599	1.4
Automobile ABS	535,177	0.1
Banks	22,070,000	5.5
Beverages	7,979,665	2.0
Chemicals	10,699,286	2.7
Computers	18,942,373	4.8
Distribution & Wholesale	10,099,748	2.5
Diversified Financial Services	21,879,080	5.5
Electric	11,599,563	2.9
Electrical Components & Equipment	1,999,150	0.5
Electronics	8,898,864	2.2
Finance—Investment Banker/Broker	3,699,414	0.9
Gas	7,499,010	1.9
Health Care—Products	5,999,787	1.5
Health Care—Services	5,499,684	1.4
Household Products & Wares	2,399,919	0.6
Insurance	13,524,265	3.4
Machinery—Construction & Mining	8,098,211	2.0
Machinery—Diversified	10,799,241	2.7
Miscellaneous—Manufacturing	36,546,525	9.2
Oil & Gas	14,097,072	3.5
Oil & Gas Services	5,998,527	1.5
Pharmaceuticals	13,248,215	3.3
Regional (State & Province)	23,852,803	6.0
Retail	8,949,258	2.2
Semiconductors	11,497,045	2.9
Software	5,999,725	1.5
Sovereign	84,431,647	21.2
Transportation	9,499,605	2.4

	395,742,288	99.1
Other Assets, Less Liabilities	3,488,730	0.9

Net Assets	$399,231,018	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (amortized cost $395,742,288)	$395,742,288
Cash	324
Receivables:
Investment securities sold	3,950,000
Fund shares sold	1,587,003
Interest	62,871
Manager (See Note 3)	26,017
Other assets	42,589

Total assets	401,411,092

Liabilities
Payables:
Fund shares redeemed	2,006,147
Transfer agent (See Note 3)	128,207
Professional fees	19,378
Shareholder communication	17,792
Custodian	2,520
Trustees	1,031
Accrued expenses	4,929
Dividend payable	70

Total liabilities	2,180,074

Net assets	$399,231,018

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,992,778
Additional paid-in capital	395,234,769

399,227,547
Undistributed net investment income	3,672
Accumulated net realized gain (loss) on investments	(201)

Net assets	$399,231,018

Class A
Net assets applicable to outstanding shares	$243,516,958

Shares of beneficial interest outstanding	243,544,947

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$56,512,311

Shares of beneficial interest outstanding	56,521,691

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$58,152,226

Shares of beneficial interest outstanding	58,159,403

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$41,049,523

Shares of beneficial interest outstanding	41,051,800

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$555,606

Expenses
Manager (See Note 3)	1,801,182
Transfer agent (See Note 3)	757,288
Registration	113,528
Professional fees	64,230
Shareholder communication	47,853
Custodian	22,861
Trustees	7,732
Miscellaneous	13,373

Total expenses before waiver/reimbursement	2,828,047
Expense waiver/reimbursement from Manager (See Note 3)	(2,311,160)

Net expenses	516,887

Net investment income (loss)	38,719

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(22)

Net increase (decrease) in net assets resulting from operations	$38,697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,719	$35,950
Net realized gain (loss) on investments	(22)	(179)

Net increase (decrease) in net assets resulting from operations	38,697	35,771

Dividends to shareholders:
From net investment income:
Class A	(23,334)	(24,067)
Investor Class	(5,446)	(3,771)
Class B	(6,058)	(5,247)
Class C	(3,881)	(2,865)

Total dividends to shareholders	(38,719)	(35,950)

Capital share transactions:
Net proceeds from sale of shares	511,947,321	475,869,125
Net asset value of shares issued to shareholders in reinvestment of dividends	33,254	34,606
Cost of shares redeemed	(499,776,922)	(544,735,300)

Increase (decrease) in net assets derived from capital share transactions	12,203,653	(68,831,569)

Net increase (decrease) in net assets	12,203,631	(68,831,748)

Net Assets
Beginning of year	387,027,387	455,859,135

End of year	$399,231,018	$387,027,387

Undistributed net investment income at end of year	$3,672	$3,223

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015		2014		2013		2012		2011
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.13%		0.11%		0.15%		0.17%		0.17%
Expenses (before waiver/reimbursement)	0.64%		0.64%		0.65%		0.69%		0.71%
Net assets at end of year (in 000’s)	$243,517		$230,330		$290,028		$259,119		$373,790

‡	Less than one cent per share.

	Year ended October 31,
Investor Class	2015		2014		2013		2012		2011
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.00	%‡	0.01%
Net expenses	0.14%		0.11%		0.16%		0.18%		0.18%
Expenses (before waiver/reimbursement)	0.87%		0.89%		0.90%		0.91%		0.91%
Net assets at end of year (in 000’s)	$56,512		$56,177		$58,774		$59,129		$63,169

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015		2014		2013		2012		2011
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.14%		0.11%		0.16%		0.18%		0.18%
Expenses (before waiver/reimbursement)	0.87%		0.89%		0.90%		0.91%		0.91%
Net assets at end of year (in 000’s)	$58,152		$63,581		$73,803		$84,982		$102,908

‡	Less than one cent per share.

	Year ended October 31,
Class C	2015		2014		2013		2012		2011
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.13%		0.11%		0.15%		0.18%		0.18%
Expenses (before waiver/reimbursement)	0.87%		0.89%		0.90%		0.91%		0.91%
Net assets at end of year (in 000’s)	$41,050		$36,939		$33,254		$28,212		$33,898

‡	Less than one cent per share.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Fund has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The

Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

19

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015 the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

20	MainStay Money Market Fund

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $1,801,182 and waived its fees and/or reimbursed expenses in the amount of $107,380. Additionally, New York Life Investments reimbursed fees in the amount of $2,203,780, without these reimbursements, the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares were $105. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the year ended October 31, 2015, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $32,788, $2,854, $78,696 and $40,938, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of

21

Notes to Financial Statements (continued)

New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$245,584
Investor Class	181,186
Class B	201,619
Class C	128,899

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,742	$(201)	$(70)	$—	$3,471

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$449	$—	$(449)

The reclassifications for the Fund are primarily due to nondeductible expenses.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $201 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Unlimited	$201	$—

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$38,719	$35,950

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class A (at $1 per share)	Shares
Year ended October 31, 2015:
Shares sold	383,202,123
Shares issued to shareholders in reinvestment of dividends and distributions	21,773
Shares redeemed	(374,298,971)

Net increase (decrease) in shares outstanding before conversion	8,924,925
Shares converted into Class A (See Note 1)	8,664,349
Shares converted from Class A (See Note 1)	(4,401,864)

Net increase (decrease)	13,187,410

Year ended October 31, 2014:
Shares sold	359,031,660
Shares issued to shareholders in reinvestment of dividends and distributions	23,076
Shares redeemed	(424,301,318)

Net increase (decrease) in shares outstanding before conversion	(65,246,582)
Shares converted into Class A (See Note 1)	10,053,216
Shares converted from Class A (See Note 1)	(4,504,688)

Net increase (decrease)	(59,698,054)

22	MainStay Money Market Fund

Investor Class (at $1 per share)	Shares
Year ended October 31, 2015:
Shares sold	47,654,579
Shares issued to shareholders in reinvestment of dividends and distributions	3,579
Shares redeemed	(43,279,103)

Net increase (decrease) in shares outstanding before conversion	4,379,055
Shares converted into Investor Class (See Note 1)	4,521,490
Shares converted from Investor Class (See Note 1)	(8,565,508)

Net increase (decrease)	335,037

Year ended October 31, 2014:
Shares sold	46,827,484
Shares issued to shareholders in reinvestment of dividends and distributions	3,665
Shares redeemed	(43,976,173)

Net increase (decrease) in shares outstanding before conversion	2,854,976
Shares converted into Investor Class (See Note 1)	4,563,981
Shares converted from Investor Class (See Note 1)	(10,016,128)

Net increase (decrease)	(2,597,171)

Class B (at $1 per share)	Shares
Year ended October 31, 2015:
Shares sold	14,563,454
Shares issued to shareholders in reinvestment of dividends and distributions	4,636
Shares redeemed	(19,778,547)

Net increase (decrease) in shares outstanding before conversion	(5,210,457)
Shares converted from Class B (See Note 1)	(218,467)

Net increase (decrease)	(5,428,924)

Year ended October 31, 2014:
Shares sold	14,408,433
Shares issued to shareholders in reinvestment of dividends and distributions	5,163
Shares redeemed	(24,539,390)

Net increase (decrease) in shares outstanding before conversion	(10,125,794)
Shares converted from Class B (See Note 1)	(96,380)

Net increase (decrease)	(10,222,174)

Class C (at $1 per share)	Shares
Year ended October 31, 2015:
Shares sold	66,527,165
Shares issued to shareholders in reinvestment of dividends and distributions	3,266
Shares redeemed	(62,420,301)

Net increase (decrease)	4,110,130

Year ended October 31, 2014:
Shares sold	55,601,428
Shares issued to shareholders in reinvestment of dividends and distributions	2,702
Shares redeemed	(51,918,419)

Net increase (decrease)	3,685,711

Note 7–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Fund. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based Net Asset Value (NAV), although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, Fund management is evaluating the implications of these amendments and their impact on the Fund, including potential effects on the Fund’s operations and returns.

Note 8–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

24	MainStay Money Market Fund

Federal Income Tax Information

(Unaudited)

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

26	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

28	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Money Market Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673151 MS291-15	MSMM11-12/15 (NYLIM) NL214

MainStay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.04 2.58%	4.19 5.15%	4.02 4.50%	0.78 0.78%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.14 2.47	4.12 5.08	3.96 4.44	0.84 0.84
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.74 2.21	4.47 4.81	4.17 4.17	1.09 1.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.32 2.31	4.83 4.83	4.18 4.18	1.09 1.09
Class I Shares[4]	No Sales Charge		2.83	5.41	4.74	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	2.87%	4.28%	4.74%
Average Lipper General & Insured Municipal Debt Fund[6]	2.48	4.25	4.09

5.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper General & Insured Municipal Debt Fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,012.50	$4.26	$1,021.00	$4.28

Investor Class Shares	$1,000.00	$1,012.70	$4.16	$1,021.10	$4.18

Class B Shares	$1,000.00	$1,011.30	$5.42	$1,019.80	$5.45

Class C Shares	$1,000.00	$1,011.40	$5.42	$1,019.80	$5.45

Class I Shares	$1,000.00	$1,013.80	$2.99	$1,022.20	$3.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.84% for Class A, 0.82% for Investor Class, 1.07% for Class B and Class C and 0.59% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

California	14.1%
New York	10.0
Illinois	9.5
Texas	8.6
Michigan	6.9
Puerto Rico	6.5
Ohio	3.5
Florida	2.8
Connecticut	2.6
Pennsylvania	2.6
Louisiana	2.3
U.S. Virgin Islands	2.3
Guam	2.2
New Jersey	2.1
District of Columbia	1.9
Rhode Island	1.9
South Carolina	1.9
Georgia	1.8
Nebraska	1.8
Tennessee	1.4
Hawaii	1.3
Indiana	1.2

Massachusetts	1.1%
Kansas	0.8
Wisconsin	0.5
Colorado	0.4
North Carolina	0.4
Washington	0.4
Alaska	0.3
Maryland	0.3
North Dakota	0.3
Kentucky	0.2
Idaho	0.2
Arizona	0.1
New Hampshire	0.1
New Mexico	0.1
South Dakota	0.1
Wyoming	0.1
Missouri	0.0	‡
Oklahoma	0.0	‡
Utah	0.0	‡
Other Assets, Less Liabilities	5.4

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2015 (Unaudited)

1.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/21–7/1/36

2.	North Texas Tollway Authority, Revenue Bonds, 5.00%–6.00%, due 1/1/34–9/1/41

3.	Chicago, Wastewater Transmission, Revenue Bonds, 5.00%, due 1/1/28–1/1/44

4.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/37–9/1/42

5.	Tobacco Settlement Financing Corp., Revenue Bonds, 5.00%, due 6/1/35–6/1/40
6.	American Municipal Power, Inc., Prairie Energy Campus, Revenue Bonds, 5.25%, due 2/15/30–2/15/31

7.	Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds, 5.25%–7.00%, due 7/1/27–7/1/39

8.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/30–12/15/31

9.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/32–10/1/39

10.	Chicago Board of Education, Unlimited General Obligation, 5.50%, due 12/1/39

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 2.58% for Class A shares, 2.47% for Investor Class shares, 2.21% for Class B shares and 2.31% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.83%. For the 12 months ended October 31, 2015, all share classes underperformed the 2.87% return of the Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A and Class I shares outperformed—and Investor Class, Class B and Class C shares underperformed—the 2.48% return of the Average Lipper2 General & Insured Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Security selection contributed to the Fund’s underperformance relative to the Barclays Municipal Bond Index, even though spreads3 compressed in many California, Michigan, Puerto Rico and Texas credits across various sectors. (Contributions take weightings and total returns into account.) Spread compression in overweight positions generally tends to help relative performance. The Fund was positioned with a longer-maturity, lower-quality investment-grade rating profile than the Barclays Municipal Bond Index. This strategy contributed positively to the Fund’s relative performance during the reporting period, as credit spreads narrowed and the municipal yield curve4 flattened. Detracting from performance relative to the Index was the weakness in certain of the Fund’s Chicago credits, specifically general obligation and public school credits, which were also held in the Index.

What was the Fund’s duration5 during the reporting period?

The Fund’s duration during the reporting period remained closely in line with that of the Barclays Municipal Bond Index. We made slight adjustments for favorable technical and other movements relative to U.S. Treasury securities but remained within 10% of the duration of the Index. As of October 31,

2015, the Fund’s modified duration to worst6 was approximately 5.1 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s activity during the reporting period stemmed from positive cash flows entering the Fund. We were able to buy securities in the primary market that we felt were attractively priced, and the Fund continued to maintain a high degree of liquidity during the reporting period because of a lack of committed capital from our broker/dealer counterparties.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The most substantial positive contributions to the Fund’s performance during the reporting period came from overweight positions among longer-maturity issues and securities with greater credit sensitivity. An overweight position in bonds wrapped (i.e., insured) by insurers also added to performance, as these securities outperformed the Index. Detroit water and sewer bonds, as well as insured Puerto Rico securities, also contributed to performance. Exposure to certain Chicago credits was the most significant detractor from the Fund’s performance.

How did the Fund’s sector weightings change during the reporting period?

We reduced the Fund’s weightings in several sectors after strong outperformance relative to the Barclays Municipal Bond Index. Sectors that we reduced included local general obligation bonds, transportation bonds and hospital bonds. From a state perspective, we decreased the Fund’s overweight position relative to the Barclays Municipal Bond Index in California in light of the continued strength of the Fund’s California holdings. We increased the Fund’s weight in insured bonds, especially bonds insured by BAM (Build America Mutual).

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund was overweight relative to the Barclays Municipal Bond Index in the local general obligation, special tax and hospital sectors. From a quality perspective, the Fund still favored credits rated AA (enhanced), A and BBB7 at the end of the reporting period. As of October 31, 2015, the Fund’s duration was slightly longer than that of the Index.

7.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value

Municipal Bonds 94.6%†
Alaska 0.3%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	$3,550,000	$3,898,858

Arizona 0.1%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,055,630

California 14.1%
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	16,535,244
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,786,687
Antelope Valley Community College District, Unlimited General Obligation 5.00%, due 8/1/39	10,000,000	11,311,500
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,869,482
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,439,620
California State Public Works Board, Capital Projects, Revenue Bonds Series I-1 6.625%, due 11/1/34	1,085,000	1,090,848
California State Public Works Revenue, Various Capital Project, Revenue Bonds Series G1 5.75%, due 10/1/30	1,400,000	1,635,830
California State, Unlimited General Obligation
6.00%, due 11/1/35	2,500,000	2,984,925
6.25%, due 11/1/34	4,000,000	4,818,480
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	1,530,000	1,633,856

	Principal Amount	Value

California (continued)
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	$1,475,000	$1,672,060
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	4,150,000	1,099,169
City of Escondido, CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,740,500
City Of Long Beach, CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,663,300
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	2,957,803
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	5,831,644
Series C (zero coupon), due 8/1/36	15,500,000	5,665,870
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,427,840
Series G (zero coupon), due 8/1/33	10,000,000	3,754,000
Series G (zero coupon), due 8/1/41	23,485,000	5,024,851
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	20,000,000	22,355,600
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	3,783,500
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,970,080
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/46	53,000,000	8,162,530

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	$1,160,000	$1,361,388
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,042,276
Insured: AGM 5.00%, due 8/1/29	2,535,000	2,930,663
Oceanside, California Unified School District, Capital Appreciation Election, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	11,555,000	1,337,607
Palomar Pomerado Health Election, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	7,500,000	7,511,175
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,041,250
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,703,016
Port of Los Angeles, Harbor Department, Revenue Bonds Series A 5.00%, due 8/1/36 (a)	1,000,000	1,128,270
Riverside County Transportation Commission, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,585,120
Sacramento Unified School District, General Obligation Insured: AGM 5.00%, due 7/1/31	3,955,000	4,434,821
San Bernardino City Unified School District, Election, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,147,070
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	4,000,000	4,394,800
San Lorenzo, California Unified School District, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,470,117

	Principal Amount	Value

California (continued)
San Ysidro School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/45	$10,000,000	$2,229,400
Series F, Insured: AGM (zero coupon), due 8/1/48	25,705,000	3,103,879
Santa Ana Unified School District, Unlimited General Obligation Series B, Insured: GTY (zero coupon), due 8/1/47	50,000,000	12,329,000
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,546,269
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	5,500,000	6,393,255
Twin Rivers Unified School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,350,000	2,726,253
Val Verde Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/38	4,890,000	5,497,044
Westminster School District, CABS, Election 2008, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	1,916,949
Series B, Insured: BAM (zero coupon), due 8/1/53	6,500,000	596,505

		210,641,346

Colorado 0.4%
Colorado Health Facilities Authority, Evangelical Lutheran Good Sama, Revenue Bonds 5.625%, due 6/1/43	3,280,000	3,613,281
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,881,616

		5,494,897

Connecticut 2.6%
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	11,716,136

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Hartford, CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	$2,500,000	$2,840,325
Series A 5.00%, due 4/1/29	1,250,000	1,438,985
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	314,416
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,378,651
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,786,675
State of Connecticut Special Tax Revenue, Transportation Infrastructure, Revenue Bonds Series A 5.00%, due 9/1/30	5,000,000	5,825,800
State of Connecticut, Unlimited General Obligation Series B 5.00%, due 6/15/32	5,000,000	5,785,200

		39,086,188

District of Columbia 1.9%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,185,176
5.00%, due 6/1/42	5,500,000	5,708,560
District of Columbia, KIPP Charter School, Revenue Bonds
6.00%, due 7/1/43	1,000,000	1,143,470
6.00%, due 7/1/48	1,575,000	1,789,767
District of Columbia, Tax Allocation 5.00%, due 6/1/27	525,000	584,073
Metropolitan Washington Airports Authority, Revenue Bonds
Series C, Insured: GTY (zero coupon), due 10/1/41 (c)	8,000,000	9,625,280
Series B (zero coupon), due 10/1/44 (c)	7,140,000	7,663,077

		27,699,403

Florida 2.8%
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	15,000,000	15,741,600
City of Tampa, University of Tampa Project, Revenue Bonds 5.00%, due 4/1/40	2,000,000	2,162,140

	Principal Amount	Value

Florida (continued)
Miami-Dade County Florida Aviation, Miami International Airport, Revenue Bonds Series A, Insured: AGM 5.25%, due 10/1/41 (a)	$11,000,000	$11,950,730
Miami-Dade County Florida Solid Waste System, Revenue Bonds Insured: NATL-RE 5.00%, due 10/1/19	1,735,000	1,742,131
Miami-Dade County Florida, Jackson Health System, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/1/33	3,375,000	3,819,926
Miami-Dade County Florida, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 10/1/36	10,000,000	3,395,900
Series A, Insured: NATL-RE (zero coupon), due 10/1/37	10,000,000	3,218,200
Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	74,703

		42,105,330

Georgia 1.8%
Atlanta Development Authority, Revenue Bonds Series A-1 5.25%, due 7/1/44	10,000,000	11,442,300
Atlanta, Georgia Water & Wastewater, Revenue Bonds 5.00%, due 11/1/40	3,000,000	3,405,240
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	1,700,000	1,844,517
Heard County Development Authority, Georgia Power Co., Revenue Bonds 0.12%, due 12/1/37 (a)(b)	9,600,000	9,600,000

		26,292,057

Guam 2.2%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 5.00%, due 10/1/21 (a)	4,500,000	4,984,695
Series C, Insured: AGM 6.125%, due 10/1/43 (a)	5,000,000	5,810,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Guam (continued)
Guam Government, Revenue Bonds
Series D 5.00%, due 11/15/35	$8,350,000	$9,209,215
Series A 5.25%, due 1/1/36	2,000,000	2,193,760
Series A 6.50%, due 11/1/40	2,700,000	3,239,730
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,518,091
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	739,331

		32,695,522

Hawaii 1.3%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,404,580
Hawaii State Department of Budget and Finance, Queens Health System, Revenue Bonds Series A 5.00%, due 7/1/35	13,890,000	15,769,039

		19,173,619

Idaho 0.2%
Idaho Health Facilities Authority, Trinity Health, Revenue Bonds Series D 5.50%, due 12/1/29	2,610,000	3,233,503

Illinois 9.5%
♦Chicago Board of Education, Unlimited General Obligation
Series A 5.50%, due 12/1/39	10,000,000	9,235,300
Series A, Insured: AGM 5.50%, due 12/1/39	12,750,000	13,290,727
Chicago, Illinois Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	4,990,545
Chicago, Illinois O’ Hare International Airport, Revenue Bonds
Series A Insured: NATL-RE 5.00%, due 1/1/31	2,905,000	2,910,549
Series A, Insured: AGM 5.00%, due 1/1/33	7,000,000	7,466,620
Series D 5.25%, due 1/1/29	7,555,000	8,622,975
Series A 5.625%, due 1/1/35	1,950,000	2,259,094

	Principal Amount	Value

Illinois (continued)
♦Chicago, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	$1,000,000	$1,087,940
5.00%, due 11/1/29	1,000,000	1,084,420
5.00%, due 1/1/33	2,000,000	2,116,660
5.00%, due 1/1/39	8,420,000	8,815,993
5.00%, due 1/1/44	14,340,000	14,974,258
Cook County Community College District No 508, City College Chicago, Unlimited General Obligation 5.50%, due 12/1/38	5,000,000	5,653,700
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	11,268,576
Illinois Finance Authority, Swedish Covenant, Revenue Bonds Series A 5.75%, due 8/15/29	6,175,000	6,868,205
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,467,150
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A 4.25%, due 1/1/19	240,000	259,498
Series A 5.00%, due 1/1/20	205,000	231,408
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	9,730,000	10,185,364
Northern Illinois Municipal Power Agency, Prairie State Project, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 1/1/37	7,000,000	7,438,900
State of Illinois, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,364,492
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,831,556
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,120,310
State of Illinois, Unlimited General Obligation 5.00%, due 8/1/20	10,890,000	11,940,232

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	$1,500,000	$1,707,555

		142,192,027

Indiana 1.2%
Indiana State Finance Authority, Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,429,805
Series A 5.00%, due 2/1/25	4,425,000	5,098,131
Series B 5.00%, due 2/1/26	2,320,000	2,653,686
Indiana State Finance Authority, Republic Serives, Inc., Revenue Bonds Series B 0.50%, due 5/1/28 (b)	6,000,000	6,000,000
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,244,078

		17,425,700

Kansas 0.8%
University of Kansas Hospital Authority, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,813,000
5.00%, due 9/1/34	5,000,000	5,617,150
5.00%, due 9/1/35	2,800,000	3,138,184

		11,568,334

Kentucky 0.2%
Kentucky Municipal Power Agency, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 9/1/42	3,250,000	3,609,710

Louisiana 2.3%
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,695,000	4,528,296
Louisiana Local Government Environmental Facilities & Community Development Authority, Local Communities Act 360, Revenue Bonds 5.00%, due 10/1/37	10,000,000	11,132,300
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.01%, due 10/1/33 (b)	7,900,000	7,900,000

	Principal Amount	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	$5,690,000	$6,768,255
Louisiana State Citizens Property Insurance Corp., Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,404,748
Series C-3, Insured: GTY 6.125%, due 6/1/25	1,000,000	1,125,840

		33,859,439

Maryland 0.3%
Maryland Health and Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/39	3,600,000	3,959,640

Massachusetts 1.1%
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (a)	1,550,000	1,662,483
Series I 6.00%, due 1/1/28	2,080,000	2,209,522
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	2,000,000	2,296,000
Series A 6.25%, due 7/1/30	6,400,000	7,374,784
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,314,600

		15,857,389

Michigan 6.9%
Detroit, Michigan Distribution State Aid, General Obligation Limited 5.25%, due 11/1/35	5,200,000	5,574,868
Detroit, Michigan Sewerage Disposal System, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,097,040
♦Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds
Series A 5.25%, due 7/1/39	14,150,000	15,339,307
Series C-1, Insured: AGM 7.00%, due 7/1/27	8,380,000	9,806,360

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Detroit, Michigan Water Supply System, Revenue Bonds
Series D, Insured: AGM 4.625%, due 7/1/32	$1,535,000	$1,538,085
Series A, Insured: AGM 5.00%, due 7/1/34	1,600,000	1,621,632
Series A 5.25%, due 7/1/41	3,015,000	3,221,648
Series A 5.75%, due 7/1/37	5,550,000	6,132,750
Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	839,130
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,327,250
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,966,434
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,908,367
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds
Insured: AGM 5.00%, due 7/1/28	500,000	568,255
Series C 5.00%, due 11/1/28	7,290,000	8,064,271
Insured: AGM 5.00%, due 7/1/35	2,000,000	2,203,700
Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,027,520
Michigan Finance Authority, Detroit Water and Sewer, Revenue Bonds Insured: AGM 5.00%, due 7/1/33	3,000,000	3,333,870
Michigan Finance Authority, Revenue Bonds
Insured: NATL-RE 5.00%, due 7/1/32	2,500,000	2,746,825
Second Lien—Series C-1 5.00%, due 7/1/44	2,500,000	2,641,950
5.50%, due 6/1/21	5,000,000	5,390,700
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	229,500
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,542,950

	Principal Amount	Value

Michigan (continued)
Wayne County Michigan, Detroit Metropolitan Airport, Limited General Obligation Series A, Insured: NATL-RE 5.00%, due 12/1/30	$4,500,000	$4,518,900

		103,641,312

Missouri 0.0%‡
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	659,559

Nebraska 1.8%
♦Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/42	13,590,000	14,673,395
5.25%, due 9/1/37	11,575,000	12,803,918

		27,477,313

New Hampshire 0.1%
Manchester, NH General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,999,170

New Jersey 2.1%
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	4,500,000	5,018,445
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (a)	1,000,000	1,106,480
Insured: AGM 5.00%, due 1/1/31 (a)	3,000,000	3,314,970
5.50%, due 1/1/26 (a)	1,000,000	1,161,030
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	4,234,520
Insured: GTY 5.25%, due 1/1/31	2,760,000	2,947,597
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (a)	4,130,000	4,572,571
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: GTY 6.125%, due 6/1/30 (a)	2,975,000	3,203,807

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: GTY 5.75%, due 12/1/30	$1,135,000	$1,296,295
Insured: GTY 6.75%, due 12/1/38	4,000,000	4,706,080

		31,561,795

New Mexico 0.1%
Farmington Pollution Control, Revenue Bonds 5.90%, due 6/1/40	2,000,000	2,203,020

New York 10.0%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	1,106,430
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,180,688
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,251,397
Insured: AGM 5.00%, due 12/15/22	740,000	867,931
City of New York, Unlimited General Obligation Series H-5 0.30%, due 3/1/34 (b)	4,685,000	4,685,000
Long Island Power Authority, Eletric System, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/44	10,000,000	11,187,600
Long Island Power Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,252,500
New York City Transitional Finance Authority, Building Aid Revenue, Revenue Bonds
Series S-1 5.00%, due 7/15/33	6,060,000	6,968,091
Series S-1 5.00%, due 7/15/36	10,000,000	11,369,800
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series 2A 0.30%, due 11/1/22 (b)	3,900,000	3,900,000
Series E-1 5.00%, due 2/1/41	2,500,000	2,835,325

	Principal Amount	Value

New York (continued)
New York City Water & Sewer System, Revenue Bonds Series EE 5.50%, due 6/15/43	$11,400,000	$13,375,620
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds 5.75%, due 11/15/51	10,000,000	11,527,000
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,643,200
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	13,829,868
New York State Dormitory Authority, Revenue Bonds
Series E 5.00%, due 3/15/34	4,190,000	4,891,741
Series A 5.00%, due 7/1/34	5,000,000	5,779,200
Series A 5.00%, due 7/1/35	6,610,000	7,661,056
5.50%, due 7/1/40	465,000	529,407
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds Series A 5.00%, due 3/15/24	13,380,000	16,366,951
Triborough Bridge & Tunnel Authority, Revenue Bonds Series A 5.25%, due 11/15/45	10,820,000	12,636,137

		148,844,942

North Carolina 0.4%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Revenue Bonds Series A 5.00%, due 1/15/31	2,050,000	2,298,747
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,141,650
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: GTY 5.75%, due 1/1/39	3,000,000	3,333,000

		6,773,397

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
North Dakota 0.3%
Grand Forks Health Care, ND, Altra Health System, Revenue Bonds 5.00%, due 12/1/35	$4,000,000	$4,306,920

Ohio 3.5%
♦American Municipal Power, Inc., Prairie Energy Campus, Revenue Bonds
Series A, Insured: BAM 5.25%, due 2/15/30	15,000,000	17,302,200
Series A, Insured: BAM 5.25%, due 2/15/31	7,055,000	8,115,719
City of Cleveland, OH, Airport System Revenue, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,321,270
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	650,000	738,751
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,478,344
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,499,072
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,293,117
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,217,900
Middletown City School District, School Improvement, Unlimited General Obligation 5.25%, due 12/1/48	4,070,000	4,569,918
North Olmsted City School District, Unlimited General Obligation Series A 5.00%, due 12/1/40	7,250,000	8,156,612
State of Ohio, Republic Services, Inc., Revenue Bonds 0.50%, due 11/1/35 (b)	2,000,000	2,000,000

		52,692,903

Oklahoma 0.0%‡
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	541,570

	Principal Amount	Value

Pennsylvania 2.6%
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	$175,000	$205,812
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53	10,950,000	12,912,021
Pennsylvania State Turnpike Commission, Revenue Bonds
Series B, Insured: BAM 5.25%, due 12/1/44	7,500,000	8,501,250
Series B 5.75%, due 6/1/39	4,000,000	4,477,880
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	6,098,596
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Insured: BAM 5.00%, due 6/15/28	5,505,000	6,303,996

		38,499,555

Puerto Rico 6.5%
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/26	175,000	175,252
Series A, Insured: AGM 5.00%, due 7/1/35	10,815,000	10,162,964
Series A, Insured: AGM 5.25%, due 7/1/24	255,000	258,448
Series C, Insured: AGM 5.375%, due 7/1/28	280,000	280,106
Series A, Insured: NATL-RE 5.50%, due 7/1/19	400,000	409,628
Series A, Insured: NATL-RE 5.50%, due 7/1/20	1,950,000	1,971,411
Commonwealth of Puerto Rico, Unlimited General Obligation Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	4,000,000	4,025,120
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: GTY 5.00%, due 7/1/28	100,000	98,381
Series A, Insured: AGC 6.125%, due 7/1/24	1,000,000	1,011,620

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation
Series A, Insured: NATL-RE 5.50%, due 7/1/20	$1,180,000	$1,192,956
Series C, Insured: AGM 5.75%, due 7/1/37	730,000	730,234
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	1,000,000	922,970
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,080,000	1,070,734
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	450,000	443,084
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,005,000	981,493
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	800,000	781,288
Series UU, Insured: AGM 5.00%, due 7/1/23	1,225,000	1,220,210
Series UU, Insured: AGM 5.00%, due 7/1/24	985,000	977,484
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	185,000	180,199
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	1,868,100
Puerto Rico Electric Power Authority, Revenue Bonds. Series TT, Insured: AGM 5.00%, due 7/1/18	175,000	177,832
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds Series J, Insured: NATL-RE 5.00%, due 7/1/29	490,000	454,838
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	465,000	462,331
Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,755,000	1,725,516
Series N, Insured: NATL-RE 5.25%, due 7/1/32	7,975,000	7,457,103
Series CC, Insured: AGM 5.25%, due 7/1/33	800,000	787,728
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,520,000	5,131,944
Series N, Insured: GTY 5.25%, due 7/1/36	20,000,000	19,421,600

	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series CC, Insured: AGM 5.25%, due 7/1/36	$275,000	$267,047
Series E, Insured: AGM 5.50%, due 7/1/21	310,000	324,220
Series N, Insured: AGM, GTY 5.50%, due 7/1/26	160,000	163,000
Series N, Insured: AGM, GTY 5.50%, due 7/1/29	10,000,000	10,148,200
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/30	200,000	191,624
Series C, Insured: AGM 5.25%, due 8/1/19	695,000	717,073
Series C, Insured: AGC 5.25%, due 8/1/20	100,000	101,982
Series C, Insured: AGC 5.25%, due 8/1/23	100,000	101,217
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	80,000	79,903
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	170,000	171,214
Insured: NATL-RE 6.00%, due 7/1/27	7,410,000	7,453,052
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	59,330,000	9,250,140
Series A, Insured: AGM 5.00%, due 8/1/40	2,895,000	2,615,256
Series C, Insured: AGM 5.125%, due 8/1/42	955,000	875,716

		96,840,218

Rhode Island 1.9%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,804,007
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/35	20,000,000	21,202,600
Series A 5.00%, due 6/1/40	4,750,000	4,862,432

		27,869,039

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
South Carolina 1.9%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: GTY 5.75%, due 1/1/34	$10,345,000	$12,216,514
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds
Series A 5.00%, due 8/1/19	420,000	467,145
Series A 5.25%, due 8/1/30	2,955,000	3,330,019
South Carolina State Public Service Authority, Revenue Bonds Series C 5.00%, due 12/1/46	10,865,000	11,845,783

		27,859,461

South Dakota 0.1%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,541,086

Tennessee 1.4%
City of Memphis, TN, Unlimited General Obligation Series C, Insured: BAM 5.00%, due 4/1/45	8,660,000	9,727,518
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds 6.00%, due 7/1/38	3,605,000	4,061,898
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds Series A 6.50%, due 7/1/38	6,500,000	7,467,265

		21,256,681

Texas 8.6%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,100,000	2,391,795
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/34	5,000,000	5,511,400
Dallas/Fort Worth International Airport, Revenue Bonds Series A 5.00%, due 11/1/38 (a)	10,000,000	10,621,600

	Principal Amount	Value

Texas (continued)
Edinburg Local Government Finance Corp., Revenue Bonds Series A, Insured: AGM 5.00%, due 3/1/45	$1,000,000	$1,085,340
Harris County-Houston Sports Authority, Revenue Bonds Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/40	17,115,000	4,924,157
Houston Higher Education Finance Corp., Revenue Bonds
6.50%, due 5/15/31	1,050,000	1,294,626
Series A 6.875%, due 5/15/41	6,400,000	8,282,432
Houston, TX, Revenue Bonds Series B 5.00%, due 9/1/31	2,000,000	2,071,550
♦North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	1,400,000	1,569,274
Series A 5.00%, due 1/1/35	2,950,000	3,294,383
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,538,255
Series B 5.00%, due 1/1/40	5,500,000	6,007,925
Series A 5.50%, due 9/1/41	6,695,000	7,867,161
Series F 5.75%, due 1/1/38	1,800,000	1,993,086
Series A 6.00%, due 9/1/41	3,500,000	4,239,515
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,275,000	1,481,218
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	17,100,000	18,738,351
5.00%, due 12/15/31	4,575,000	4,998,233
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	7,500,000	8,904,750
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	4,971,248
7.50%, due 6/30/33	5,500,000	6,674,195
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	8,165,000	9,523,983

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	$1,000,000	$1,209,350

		128,193,827

U.S. Virgin Islands 2.3%
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Series A 5.00%, due 10/1/32	5,100,000	5,433,999
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	5,000,000	5,639,150
♦Virgin Islands Public Finance Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/32	15,125,000	16,567,471
Series C, Insured: AGM 5.00%, due 10/1/39	5,800,000	6,423,964

		34,064,584

Utah 0.0%‡
Herriman, Utah, Special Assessment 5.00%, due 11/1/29	425,000	442,956

Washington 0.4%
King County Washington Public Hospital District No. 1, General Obligation Series B 5.25%, due 12/1/37	6,000,000	6,467,880

	Principal Amount	Value

Wisconsin 0.5%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	$3,665,000	$4,047,809
Series A 5.00%, due 12/15/32	2,850,000	3,136,283

		7,184,092

Wyoming 0.1%
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,154,340

Total Investments (Cost $1,363,185,605) (d)	94.6%	1,411,924,212
Other Assets, Less Liabilities	5.4	80,820,883
Net Assets	100.0%	$1,492,745,095

‡	Less than one-tenth of a percent.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2015.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2015.

(d)	As of October 31, 2015, cost was $1,363,481,277 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$54,428,219
Gross unrealized depreciation	(5,985,284)

Net unrealized appreciation	$48,442,935

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(1,555)	December 2015	$(198,554,063)	$628,298

			$(198,554,063)	$628,298

1.	As of October 31, 2015, cash in the amount of $2,099,250 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The following abbreviations are used in the preceding pages:

AGC/GTY—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$1,411,924,212	$—	$1,411,924,212

Total Investments in Securities	—	1,411,924,212	—	1,411,924,212

Other Financial Instruments
Futures Contracts Short (b)	628,298	—	—	628,298

Total Investments in Securities and Other Financial Instruments	$628,298	$1,411,924,212	$—	$1,412,552,510

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $1,363,185,605)	$1,411,924,212
Cash	40,143,003
Cash collateral on deposit at broker	2,099,250
Receivables:
Interest	19,014,181
Fund shares sold	12,622,066
Investment securities sold	11,557,124
Other assets	67,035

Total assets	1,497,426,871

Liabilities
Payables:
Fund shares redeemed	1,627,019
Manager (See Note 3)	542,244
Investment securities purchased	278,702
NYLIFE Distributors (See Note 3)	244,258
Transfer agent (See Note 3)	217,239
Variation margin on futures contracts	121,484
Shareholder communication	33,299
Professional fees	30,408
Trustees	3,612
Custodian	2,613
Accrued expenses	10,678
Dividend payable	1,570,220

Total liabilities	4,681,776

Net assets	$1,492,745,095

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,503,586
Additional paid-in capital	1,483,634,159

1,485,137,745
Distributions in excess of net investment income	(602,645)
Accumulated net realized gain (loss) on investments and futures transactions	(41,156,910)
Net unrealized appreciation (depreciation) on investments and futures contracts	49,366,905

Net assets	$1,492,745,095

Class A
Net assets applicable to outstanding shares	$761,277,635

Shares of beneficial interest outstanding	76,695,599

Net asset value per share outstanding	$9.93
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.40

Investor Class
Net assets applicable to outstanding shares	$17,258,872

Shares of beneficial interest outstanding	1,730,833

Net asset value per share outstanding	$9.97
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.44

Class B
Net assets applicable to outstanding shares	$16,806,312

Shares of beneficial interest outstanding	1,693,678

Net asset value and offering price per share outstanding	$9.92

Class C
Net assets applicable to outstanding shares	$183,508,911

Shares of beneficial interest outstanding	18,481,989

Net asset value and offering price per share outstanding	$9.93

Class I
Net assets applicable to outstanding shares	$513,893,365

Shares of beneficial interest outstanding	51,756,513

Net asset value and offering price per share outstanding	$9.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$53,156,566

Expenses
Manager (See Note 3)	5,593,559
Distribution/Service—Class A (See Note 3)	1,516,672
Distribution/Service—Investor Class (See Note 3)	43,214
Distribution/Service—Class B (See Note 3)	73,938
Distribution/Service—Class C (See Note 3)	856,884
Transfer agent (See Note 3)	1,016,035
Registration	153,839
Professional fees	102,659
Shareholder communication	76,003
Custodian	27,977
Trustees	25,409
Miscellaneous	37,959

Total expenses before waiver/reimbursement	9,524,148
Expense waiver/reimbursement from Manager (See Note 3)	(159,912)

Net expenses	9,364,236

Net investment income (loss)	43,792,330

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	4,148,085
Futures transactions	(12,486,793)

Net realized gain (loss) on investments and futures transactions	(8,338,708)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,024,580)
Futures contracts	3,082,818

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,941,762)

Net realized and unrealized gain (loss) on investments and futures transactions	(15,280,470)

Net increase (decrease) in net assets resulting from operations	$28,511,860

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$43,792,330	$33,403,307
Net realized gain (loss) on investments and futures transactions	(8,338,708)	(11,634,593)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,941,762)	70,501,342

Net increase (decrease) in net assets resulting from operations	28,511,860	92,270,056

Dividends to shareholders:
From net investment income:
Class A	(21,306,149)	(16,467,002)
Investor Class	(612,453)	(737,876)
Class B	(487,154)	(443,035)
Class C	(5,621,984)	(5,402,513)
Class I	(15,774,661)	(10,355,311)

Total dividends to shareholders	(43,802,401)	(33,405,737)

Capital share transactions:
Net proceeds from sale of shares	810,261,947	325,886,328
Net asset value of shares issued to shareholders in reinvestment of dividends	27,314,088	20,965,708
Cost of shares redeemed	(256,696,846)	(314,870,989)

Increase (decrease) in net assets derived from capital share transactions	580,879,189	31,981,047

Net increase (decrease) in net assets	565,588,648	90,845,366

Net Assets
Beginning of year	927,156,447	836,311,081

End of year	$1,492,745,095	$927,156,447

Distributions in excess of net investment income at end of year	$(602,645)	$(592,574)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.03	$9.33	$10.04	$9.26	$9.44

Net investment income (loss)	0.35	0.39	0.38	0.38 (a)	0.43 (a)
Net realized and unrealized gain (loss) on investments	(0.10)	0.70	(0.72)	0.79	(0.18)

Total from investment operations	0.25	1.09	(0.34)	1.17	0.25

Less dividends:
From net investment income	(0.35)	(0.39)	(0.37)	(0.39)	(0.43)

Net asset value at end of year	$9.93	$10.03	$9.33	$10.04	$9.26

Total investment return (b)	2.58%	11.86%	(3.52%)	12.81%	2.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.51%	3.99%	3.72%	3.91%	4.76%
Net expenses	0.81%	0.78%	0.78%	0.79%	0.81%
Expenses (before waiver/reimbursement)	0.82%	0.83%	0.83%	0.84%	0.89%
Portfolio turnover rate	46%	68%	111%	125%	138%
Net assets at end of year (in 000’s)	$761,278	$427,586	$417,984	$424,757	$258,892

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.08	$9.38	$10.08	$9.31	$9.48

Net investment income (loss)	0.35	0.39	0.36	0.38 (a)	0.42 (a)
Net realized and unrealized gain (loss) on investments	(0.11)	0.69	(0.70)	0.77	(0.16)

Total from investment operations	0.24	1.08	(0.34)	1.15	0.26

Less dividends:
From net investment income	(0.35)	(0.38)	(0.36)	(0.38)	(0.43)

Net asset value at end of year	$9.97	$10.08	$9.38	$10.08	$9.31

Total investment return (b)	2.47%	11.76%	(3.45%)	12.58%	2.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54%	3.94%	3.67%	3.92%	4.67%
Net expenses	0.82%	0.84%	0.84%	0.86%	0.90%
Expenses (before waiver/reimbursement)	0.83%	0.89%	0.89%	0.91%	0.98%
Portfolio turnover rate	46%	68%	111%	125%	138%
Net assets at end of year (in 000’s)	$17,259	$18,264	$19,094	$21,437	$21,547

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.03	$9.33	$10.03	$9.26	$9.44

Net investment income (loss)	0.33	0.35	0.34	0.35 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	(0.11)	0.71	(0.70)	0.78	(0.18)

Total from investment operations	0.22	1.06	(0.36)	1.13	0.22

Less dividends:
From net investment income	(0.33)	(0.36)	(0.34)	(0.36)	(0.40)

Net asset value at end of year	$9.92	$10.03	$9.33	$10.03	$9.26

Total investment return (b)	2.21%	11.52%	(3.73%)	12.34%	2.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%	3.69%	3.41%	3.59%	4.42%
Net expenses	1.07%	1.09%	1.09%	1.11%	1.15%
Expenses (before waiver/reimbursement)	1.08%	1.14%	1.14%	1.16%	1.23%
Portfolio turnover rate	46%	68%	111%	125%	138%
Net assets at end of year (in 000’s)	$16,806	$12,439	$12,459	$13,230	$9,463

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.03	$9.34	$10.04	$9.27	$9.44

Net investment income (loss)	0.33	0.36	0.35	0.35 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	(0.10)	0.69	(0.71)	0.78	(0.17)

Total from investment operations	0.23	1.05	(0.36)	1.13	0.23

Less dividends:
From net investment income	(0.33)	(0.36)	(0.34)	(0.36)	(0.40)

Net asset value at end of year	$9.93	$10.03	$9.34	$10.04	$9.27

Total investment return (b)	2.31%	11.40%	(3.72%)	12.33%	2.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%	3.68%	3.42%	3.58%	4.42%
Net expenses	1.07%	1.09%	1.09%	1.11%	1.15%
Expenses (before waiver/reimbursement)	1.08%	1.14%	1.14%	1.16%	1.23%
Portfolio turnover rate	46%	68%	111%	125%	138%
Net assets at end of year (in 000’s)	$183,509	$154,863	$150,244	$142,246	$81,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.03	$9.34	$10.04	$9.27	$9.44

Net investment income (loss)	0.38	0.41	0.40	0.40 (a)	0.45 (a)
Net realized and unrealized gain (loss) on investments	(0.10)	0.69	(0.71)	0.78	(0.16)

Total from investment operations	0.28	1.10	(0.31)	1.18	0.29

Less dividends:
From net investment income	(0.38)	(0.41)	(0.39)	(0.41)	(0.46)

Net asset value at end of year	$9.93	$10.03	$9.34	$10.04	$9.27

Total investment return (b)	2.83%	12.02%	(3.18%)	12.97%	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78%	4.21%	4.00%	4.06%	4.99%
Net expenses	0.56%	0.53%	0.54%	0.54%	0.56%
Expenses (before waiver/reimbursement)	0.57%	0.58%	0.59%	0.59%	0.64%
Portfolio turnover rate	46%	68%	111%	125%	138%
Net assets at end of year (in 000’s)	$513,893	$314,005	$236,531	$142,603	$33,888

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

28	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response, among other relevant factors, to market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board of Trustees.

30	MainStay Tax Free Bond Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

31

Notes to Financial Statements (continued)

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$628,298	$628,298

Total Fair Value		$628,298	$628,298

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(12,486,793)	$(12,486,793)

Total Realized Gain (Loss)		$(12,486,793)	$(12,486,793)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$3,082,818	$3,082,818

Total Change in Unrealized Appreciation (Depreciation)		$3,082,818	$3,082,818

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(220,048,291)	$(220,048,291)

32	MainStay Tax Free Bond Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

Prior to February 28, 2015, the Fund paid the Manager a monthly fee at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion plus the fund accounting service fee. Prior to February 28, 2015, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion.

During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.46% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2016. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $5,593,559 and waived its fees and/or reimbursed expenses in the amount of $159,912.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $74,384 and $3,945, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $6,698, $35, $17,840 and $24,675, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$493,589
Investor Class	15,516
Class B	13,456
Class C	153,699
Class I	339,775

33

Notes to Financial Statements (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$967,575	$(40,232,940)	$(1,570,220)	$48,442,935	$7,607,350

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $40,232,940 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$3,952	$—
2019	2,136	—
Unllmited	26,867	7,278
Total	$32,955	$7,278

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$313,042	$126,225
Exempt Interest Dividends	43,489,359	33,279,512
Total	$43,802,401	$33,405,737

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $1,065,166 and $552,789, respectively.

34	MainStay Tax Free Bond Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	46,277,057	$463,456,979
Shares issued to shareholders in reinvestment of dividends and distributions	1,508,116	15,013,515
Shares redeemed	(13,845,124)	(137,611,020)

Net increase (decrease) in shares outstanding before conversion	33,940,049	340,859,474
Shares converted into Class A (See Note 1)	204,290	2,047,068
Shares converted from Class A (See Note 1)	(89,249)	(890,021)

Net increase (decrease)	34,055,090	$342,016,521

Year ended October 31, 2014:
Shares sold	10,431,124	$101,039,238
Shares issued to shareholders in reinvestment of dividends and distributions	1,181,171	11,440,134
Shares redeemed	(13,934,446)	(133,752,320)

Net increase (decrease) in shares outstanding before conversion	(2,322,151)	(21,272,948)
Shares converted into Class A (See Note 1)	219,259	2,131,052
Shares converted from Class A (See Note 1)	(41,549)	(404,151)

Net increase (decrease)	(2,144,441)	$(19,546,047)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	164,904	$1,655,664
Shares issued to shareholders in reinvestment of dividends and distributions	53,875	539,748
Shares redeemed	(214,189)	(2,144,940)

Net increase (decrease) in shares outstanding before conversion	4,590	50,472
Shares converted into Investor Class (See Note 1)	100,312	1,004,190
Shares converted from Investor Class (See Note 1)	(186,853)	(1,882,520)

Net increase (decrease)	(81,951)	$(827,858)

Year ended October 31, 2014:
Shares sold	129,199	$1,261,426
Shares issued to shareholders in reinvestment of dividends and distributions	66,650	648,209
Shares redeemed	(275,408)	(2,675,462)

Net increase (decrease) in shares outstanding before conversion	(79,559)	(765,827)
Shares converted into Investor Class (See Note 1)	61,613	599,448
Shares converted from Investor Class (See Note 1)	(205,324)	(2,005,301)

Net increase (decrease)	(223,270)	$(2,171,680)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	596,022	$5,952,848
Shares issued to shareholders in reinvestment of dividends and distributions	42,430	422,592
Shares redeemed	(157,372)	(1,564,408)

Net increase (decrease) in shares outstanding before conversion	481,080	4,811,032
Shares converted from Class B (See Note 1)	(27,983)	(278,717)

Net increase (decrease)	453,097	$4,532,315

Year ended October 31, 2014:
Shares sold	140,477	$1,372,417
Shares issued to shareholders in reinvestment of dividends and distributions	38,330	371,033
Shares redeemed	(239,999)	(2,296,050)

Net increase (decrease) in shares outstanding before conversion	(61,192)	(552,600)
Shares converted from Class B (See Note 1)	(33,322)	(321,048)

Net increase (decrease)	(94,514)	$(873,648)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	5,178,766	$51,727,202
Shares issued to shareholders in reinvestment of dividends and distributions	377,993	3,768,585
Shares redeemed	(2,511,041)	(25,008,168)

Net increase (decrease)	3,045,718	$30,487,619

Year ended October 31, 2014:
Shares sold	3,271,991	$31,697,232
Shares issued to shareholders in reinvestment of dividends and distributions	367,763	3,563,319
Shares redeemed	(4,294,137)	(41,049,892)

Net increase (decrease)	(654,383)	$(5,789,341)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	28,783,951	$287,469,254
Shares issued to shareholders in reinvestment of dividends and distributions	759,448	7,569,648
Shares redeemed	(9,089,348)	(90,368,310)

Net increase (decrease)	20,454,051	$204,670,592

Year ended October 31, 2014 :
Shares sold	19,579,990	$190,516,015
Shares issued to shareholders in reinvestment of dividends and distributions	509,013	4,943,013
Shares redeemed	(14,121,421)	(135,097,265)

Net increase (decrease)	5,967,582	$60,361,763

35

Notes to Financial Statements (continued)

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay Tax Free Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

37

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 99.3% of the ordinary income dividends paid during the fiscal year ended October 31, 2015 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2016, shareholders will receive an IRS. Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Tax Free Bond Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay Tax Free Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

41

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

42	MainStay Tax Free Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673931 MS291-15	MST11-12/15 (NYLIM) NL215

MainStay Convertible Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.95 0.58%	7.09 8.31%	6.70 7.30%	0.97 0.97%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.12 0.40	6.87 8.09	6.52 7.13	1.16 1.16
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.85 –0.36	6.98 7.28	6.35 6.35	1.91 1.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.19 –0.30	7.29 7.29	6.34 6.34	1.91 1.91
Class I Shares[4]	No Sales Charge		0.84	8.58	7.57	0.72

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[5]	–0.13%	9.15%	7.25%
Average Lipper Convertible Securities Fund[6]	–1.57	7.01	5.76

5.	The BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. The BofA Merrill Lynch All U.S. Convertibles Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$962.60	$4.90	$1,020.20	$5.04

Investor Class Shares	$1,000.00	$961.70	$5.69	$1,019.40	$5.85

Class B Shares	$1,000.00	$958.00	$9.38	$1,015.60	$9.65

Class C Shares	$1,000.00	$958.60	$9.38	$1,015.60	$9.65

Class I Shares	$1,000.00	$964.40	$3.66	$1,021.50	$3.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.15% for Investor Class, 1.90% for Class B and Class C and 0.74% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

2.	Stanley Black & Decker, Inc., 4.75%–6.25%

3.	Jarden Corp., 1.875%, due 9/15/18

4.	Danaher Corp., (zero coupon), due 1/22/21

5.	BioMarin Pharmaceutical, Inc., 0.75%, due 10/15/18
6.	Air Lease Corp., 3.875%, due 12/1/18

7.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/3/17

8.	ON Semiconductor Corp., 1.00%–2.625%, due 12/1/20–12/15/26

9.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

10.	Teleflex, Inc., 3.875%, due 8/1/17

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Convertible Fund returned 0.58% for Class A shares, 0.40% for Investor Class shares, –0.36% for Class B shares and –0.30% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 0.84%. During the reporting period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the –0.13% return of the BofA Merrill Lynch All U.S. Convertibles Index,1 which is the Fund’s broad-based securities-market index. During the 12 months ended October 31, 2015, all share classes outperformed the –1.57% return of the Average Lipper2 Convertible Securities Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the BofA Merrill Lynch All U.S. Convertibles Index was not dictated by any overriding theme. Certain securities in the health care and information technology sectors enhanced the Fund’s performance relative to the BofA Merrill Lynch All U.S. Convertibles Index, while several securities concentrated in the energy and basic materials sectors detracted from relative performance. Similar results were evident in the general market, as numerous biotechnology companies with novel therapies saw their share prices and convertible bonds appreciate. In contrast, nearly all energy-related and basic materials companies saw their share prices and convertible bonds decline, as the glut of commodities such as natural gas, crude oil, coal and metals took a toll on the profitability of these companies. These market trends, along with security selection affected the Fund’s performance relative to the BofA Merrill Lynch All U.S. Convertibles Index.

What was the Fund’s duration3 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions. At the end of the reporting period, the effective duration of the Fund was 3.6 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

As convertible bond performance is largely determined by the performance of the underlying equity security, our decision-

making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation.

During the reporting period, which market segments and securities were the strongest positive contributors to the Fund’s absolute performance and which market segments and securities were particularly weak?

The strongest positive contributions to absolute performance came from the health care and information technology sectors. (Contributions take weightings and total returns into account.) The Fund had large gains in several health care-related holdings. The convertible bonds of medical equipment manufacturer Teleflex, biotechnology company BioMarin and distributor Omnicare were among the best performers in the Fund based on dollar gains during the reporting period. Teleflex, a manufacturer of medical devices such as catheters and breathing masks, continued its strategy of improving operating margins and organic sales growth and delivered solid earnings and free cash flow growth. BioMarin had positive announcements related to drugs in development and sales of existing products. Drug distributor Omnicare benefited from speculation that the company was seeking a buyer and the stock advanced prior to its acquistion by CVS. The convertible bonds of several technology companies were also among the Fund’s strongest contributors during the reporting period. The convertible bonds of Spansion and Proofpoint were among the Fund’s best performers. The common shares and convertible bonds of microcontroller and analog product company Spansion rose sharply after the company announced its intent to merge with Cypress Semiconductor. The shares and convertible bonds of software developer Proofpoint rose as the company continued to report sales and earnings that exceeded investor expectations.

The weakest contributions to the Fund’s absolute performance came from the metals and energy segments. In the diversified metals & mining industry, the convertible bonds of U.S. Steel and the convertible preferred shares of ArcelorMittal and Alcoa were three of the worst-performing securities in the Fund in terms of dollars lost during the reporting period. Diversified metals & mining companies generally performed poorly, as investors were concerned about slowing demand from China, high levels of inventory and cheap steel imports from India and China. In the energy sector, the convertible bonds of Helix Energy, Schlumberger and the convertible preferred shares of Southwestern Energy were among the Fund’s worst-performing holdings during the reporting period. All three companies were

1.	See footnote on page 6 for more information on the BofA Merrill Lynch All U.S. Convertibles Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

negatively affected by the sharp decline in crude oil and natural gas prices. Helix and Schlumberger both supply products and services to energy production companies, and lower commodity prices resulted in less demand for the offerings of both companies.

Did the Fund make any significant purchases and sales during the reporting period?

During the reporting period, noteworthy purchases included the convertible preferred shares of specialty chemicals manufacturer A. Schulman and pharmaceuticals company Allergan. We also purchased or increased our positions in the convertible bonds of trucking logistics company Echo Global Logistics, biopharmaceutical company Depomed, airline charter company Atlas Air Worldwide and semiconductor company ON Semiconductor.

During the reporting period several positions matured or converted and were taken out of the Fund. Among these were positions in MGM Resorts International, United Continental Holdings and Host Hotels & Resorts. During the reporting period, we reduced the Fund’s position in metals-related companies by selling the Fund’s entire convertible preferred share holding of ArcelorMittal and the Fund’s convertible bonds of U.S. Steel. We sold the Fund’s convertible bonds of Pacira Pharmaceuticals after the company received warning letters from the Food and

Drug Administration related to its key drug, Experel. We also sold the Fund’s position in Omnicare after the company agreed to be acquired by CVS. In addition, we eliminated the Fund’s position in rooftop solar panel installer SolarCity, as we believed that the company’s fundamentals and financial outlook were deteriorating.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its weightings in the health care, financials, materials and information technology sectors. Over the same period, the Fund increased its weighting in the industrials sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the BofA Merrill Lynch U.S. All Convertibles Index in the consumer discretionary, energy and industrials sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials, utilities and consumer staples sectors and held neutrally weighted positions in the telecommunication services, information technology, health care and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value

Convertible Securities 87.1%† Convertible Bonds 75.7%
Auto Manufacturers 2.2%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	$7,307,800	$9,481,870
Wabash National Corp. 3.375%, due 5/1/18	8,792,000	10,698,765

		20,180,635

Biotechnology 6.8%
♦BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	15,698,000	22,134,180
Gilead Sciences, Inc. 1.625%, due 5/1/16	3,638,000	17,378,289
Illumina, Inc.
(zero coupon), due 6/15/19	4,300,000	4,394,063
0.50%, due 6/15/21	6,977,000	7,513,357
Isis Pharmaceuticals, Inc. 1.00%, due 11/15/21 (a)	4,375,000	4,377,734
Medicines Co. (The) 1.375%, due 6/1/17	4,252,000	5,726,913

		61,524,536

Commercial Services 4.7%
Carriage Services, Inc. 2.75%, due 3/15/21	6,573,000	7,271,381
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	15,125,000	16,391,719
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,982,000	18,648,996

		42,312,096

Computers 1.4%
SanDisk Corp. 0.50%, due 10/15/20	11,688,000	12,381,975

Finance—Leasing Companies 2.4%
♦Air Lease Corp. 3.875%, due 12/1/18	15,781,000	21,501,612

Health Care—Products 6.5%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	23,186,831
Hologic, Inc. 2.00%, due 3/1/42 (b)	7,990,000	10,761,531
Insulet Corp. 2.00%, due 6/15/19	3,113,000	2,992,371
♦Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	19,207,861
Wright Medical Group, Inc. 2.00%, due 2/15/20 (a)	3,230,000	3,068,500

		59,217,094

	Principal Amount	Value

Health Care—Services 2.4%
Anthem, Inc. 2.75%, due 10/15/42	$7,160,000	$13,501,075
Molina Healthcare, Inc. 1.625%, due 8/15/44	6,753,000	8,306,190

		21,807,265

Home Builders 0.9%
Lennar Corp. 3.25%, due 11/15/21 (a)	3,785,000	8,078,609

Insurance 2.1%
MGIC Investment Corp.
2.00%, due 4/1/20	2,918,000	4,263,928
5.00%, due 5/1/17	8,458,000	9,034,201
Radian Group, Inc. 2.25%, due 3/1/19	4,321,000	6,003,489

		19,301,618

Internet 5.3%
HomeAway, Inc. 0.125%, due 4/1/19	10,022,000	9,646,175
♦Priceline Group, Inc. (The)
0.35%, due 6/15/20	7,782,000	10,116,600
1.00%, due 3/15/18	12,338,000	19,640,554
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	8,164,741

		47,568,070

Leisure Time 2.6%
♦Jarden Corp. 1.875%, due 9/15/18	15,969,000	23,933,539

Machinery—Diversified 1.1%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	9,786,758

Media 0.7%
Liberty Interactive LLC 3.50%, due 1/15/31	425,000	226,312
Liberty Media Corp. 1.375%, due 10/15/23	5,925,000	6,091,641

		6,317,953

Oil & Gas 2.1%
Whiting Petroleum Corp. 1.25%, due 4/1/20 (a)	21,588,000	19,118,873

Oil & Gas Services 4.0%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	11,830,000	9,863,263

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Oil & Gas Services (continued)
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (a)(c)	$14,750,000	$20,611,650
Newpark Resources, Inc. 4.00%, due 10/1/17	3,673,000	3,512,306
SEACOR Holdings, Inc. 2.50%, due 12/15/27	2,507,000	2,416,121

		36,403,340

Pharmaceuticals 3.9%
Array BioPharma, Inc. 3.00%, due 6/1/20	2,799,000	2,905,712
Depomed, Inc. 2.50%, due 9/1/21	7,180,000	8,113,400
Horizon Pharma Investment, Ltd. 2.50%, due 3/15/22 (a)	4,950,000	4,275,563
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	19,519,657

		34,814,332

Real Estate Investment Trusts 1.5%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	13,898,588

Semiconductors 13.0%
InvenSense, Inc. 1.75%, due 11/1/18	3,946,000	3,810,356
Lam Research Corp. 1.25%, due 5/15/18	6,444,000	9,086,040
Microchip Technology, Inc. 1.625%, due 2/15/25 (a)	17,384,000	18,111,955
Micron Technology, Inc. 3.00%, due 11/15/43	20,445,000	18,604,950
NVIDIA Corp. 1.00%, due 12/1/18	8,101,000	11,883,154
NXP Semiconductors N.V. 1.00%, due 12/1/19 (a)	13,913,000	14,973,866
♦ON Semiconductor Corp.
1.00%, due 12/1/20 (a)	9,913,000	9,789,088
2.625%, due 12/15/26	8,111,000	9,733,200
Rambus, Inc. 1.125%, due 8/15/18	3,292,000	3,592,395
Xilinx, Inc. 2.625%, due 6/15/17	11,102,000	18,359,933

		117,944,937

Software 9.3%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	8,408,000	9,369,665
Citrix Systems, Inc. 0.50%, due 4/15/19	5,382,000	6,148,935

	Principal Amount	Value

Software (continued)
Medidata Solutions, Inc. 1.00%, due 8/1/18	$16,200,000	$17,030,250
Proofpoint, Inc.
0.75%, due 6/15/20 (a)	2,051,000	2,309,939
1.25%, due 12/15/18	4,454,000	8,239,900
Red Hat, Inc. 0.25%, due 10/1/19	12,488,000	16,000,250
Salesforce.com, Inc. 0.25%, due 4/1/18	7,673,000	9,970,104
Verint Systems, Inc. 1.50%, due 6/1/21	15,039,000	15,255,186

		84,324,229

Transportation 2.8%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	5,819,000	4,927,966
Echo Global Logistics, Inc. 2.50%, due 5/1/20	6,283,000	5,953,142
XPO Logistics, Inc. 4.50%, due 10/1/17	8,452,000	14,738,175

		25,619,283

Total Convertible Bonds (Cost $630,617,618)		686,035,342

	Shares
Convertible Preferred Stocks 11.4%
Chemicals 1.4%
A. Schulman, Inc. 6.00%	14,423	12,259,550

Food 1.4%
Post Holdings, Inc. 3.75%	39,161	5,546,098
Tyson Foods, Inc. 4.75%	133,648	6,996,473

		12,542,571

Hand & Machine Tools 2.8%
♦Stanley Black & Decker, Inc.
4.75%	113,302	16,457,115
6.25%	75,479	9,062,009

		25,519,124

Insurance 0.4%
Maiden Holdings, Ltd. Series B 7.25%	61,807	3,421,018

Mining 0.3%
Alcoa, Inc. 5.375%	88,185	2,789,292

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Convertible Preferred Stocks (continued)
Oil & Gas 0.6%
Sanchez Energy Corp. Series A 4.875%	35,932	$531,926
Southwestern Energy Co. Series B 6.25%	184,819	5,182,325

		5,714,251

Pharmaceuticals 1.0%
Allergan PLC Series A 5.50%	8,864	9,277,328

Real Estate Investment Trusts 2.9%
American Tower Corp. Series A 5.25%	109,017	11,599,409
Crown Castle International Corp. Series A 4.50%	109,784	11,666,746
Welltower, Inc. Series I 6.50%	47,800	2,825,458

		26,091,613

Telecommunications 0.6%
T-Mobile U.S., Inc. 5.50%	85,219	5,666,211

Total Convertible Preferred Stocks (Cost $104,457,112)		103,280,958

Total Convertible Securities (Cost $735,074,730)		789,316,300

Common Stocks 5.2%
Aerospace & Defense 1.2%
United Technologies Corp.	110,591	10,883,260

Airlines 1.4%
Delta Air Lines, Inc.	252,338	12,828,864

Auto Manufacturers 0.4%
General Motors Co.	108,269	3,779,671

Banks 0.8%
Bank of America Corp.	398,621	6,688,860

Internet 0.6%
HomeAway, Inc. (d)	160,778	5,074,154

	Shares	Value

Oil & Gas Services 0.8%
Cameron International Corp. (d)	46,635	$3,171,646
Halliburton Co.	113,326	4,349,452

		7,521,098

Total Common Stocks (Cost $46,850,593)		46,775,907

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (d)	1,016	25,603
Strike Price $18.33 Expires 7/10/19 (d)	1,016	17,354

Total Warrants (Cost $1,062)		42,957

	Principal Amount
Short-Term Investment 7.3%
Repurchase Agreement 7.3%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $66,619,735 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 11/30/19, with a Principal Amount of $67,115,000 and a Market Value of $67,953,938)	$66,619,735	66,619,735

Total Short-Term Investment (Cost $66,619,735)		66,619,735

Total Investments (Cost $848,546,120) (e)	99.6%	902,754,899
Other Assets, Less Liabilities	0.4	3,748,706
Net Assets	100.0%	$906,503,605

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of October 31, 2015.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock. As of October 31, 2015, the total market value of this security was $20,611,650, which represented 2.3% of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

(d)	Non-income producing security.

(e)	As of October 31, 2015, cost was $860,324,759 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$82,816,708
Gross unrealized depreciation	(40,386,568)

Net unrealized appreciation	$42,430,140

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$686,035,342	$—	$686,035,342
Convertible Preferred Stocks (b)	97,202,934	6,078,024	—	103,280,958

Total Convertible Securities	97,202,934	692,113,366	—	789,316,300

Common Stocks	46,775,907	—	—	46,775,907
Warrants	42,957	—	—	42,957
Short-Term Investment
Repurchase Agreement	—	66,619,735	—	66,619,735

Total Investments in Securities	$144,021,798	$758,733,101	$—	$902,754,899

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $5,546,098 and $531,926 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

As of October 31, 2015, a convertible preferred stock with a market value of $1,716,867 transferred from Level 1 to Level 2 as the price of this security was based on an evaluated price. As of October 31, 2014, the fair value obtained for this security was based on an observable quoted price.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $848,546,120)	$902,754,899
Cash	33,586
Receivables:
Dividends and interest	3,385,544
Fund shares sold	2,609,449
Other assets	34,513

Total assets	908,817,991

Liabilities
Payables:
Fund shares redeemed	1,358,978
Manager (See Note 3)	448,110
Transfer agent (See Note 3)	232,654
NYLIFE Distributors (See Note 3)	201,899
Shareholder communication	32,226
Professional fees	28,853
Trustees	2,181
Custodian	1,287
Accrued expenses	8,198

Total liabilities	2,314,386

Net assets	$906,503,605

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$549,130
Additional paid-in capital	801,695,391

802,244,521
Undistributed net investment income	12,684,538
Accumulated net realized gain (loss) on investments	37,365,767
Net unrealized appreciation (depreciation) on investments	54,208,779

Net assets	$906,503,605

Class A
Net assets applicable to outstanding shares	$408,066,919

Shares of beneficial interest outstanding	24,715,428

Net asset value per share outstanding	$16.51
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.47

Investor Class
Net assets applicable to outstanding shares	$82,052,336

Shares of beneficial interest outstanding	4,971,491

Net asset value per share outstanding	$16.50
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.46

Class B
Net assets applicable to outstanding shares	$26,536,690

Shares of beneficial interest outstanding	1,613,661

Net asset value and offering price per share outstanding	$16.45

Class C
Net assets applicable to outstanding shares	$91,832,685

Shares of beneficial interest outstanding	5,590,199

Net asset value and offering price per share outstanding	$16.43

Class I
Net assets applicable to outstanding shares	$298,014,975

Shares of beneficial interest outstanding	18,022,207

Net asset value and offering price per share outstanding	$16.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$9,182,489
Dividends	5,469,804

Total income	14,652,293

Expenses
Manager (See Note 3)	5,379,557
Distribution/Service—Class A (See Note 3)	995,226
Distribution/Service—Investor Class (See Note 3)	211,468
Distribution/Service—Class B (See Note 3)	286,928
Distribution/Service—Class C (See Note 3)	933,784
Transfer agent (See Note 3)	1,302,995
Registration	118,317
Professional fees	98,780
Shareholder communication	84,087
Trustees	18,080
Custodian	14,449
Miscellaneous	30,766

Total expenses	9,474,437

Net investment income (loss)	5,177,856

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	69,105,724
Net change in unrealized appreciation (depreciation) on investments	(73,782,641)

Net realized and unrealized gain (loss) on investments	(4,676,917)

Net increase (decrease) in net assets resulting from operations	$500,939

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,177,856	$7,393,277
Net realized gain (loss) on investments	69,105,724	79,292,033
Net change in unrealized appreciation (depreciation) on investments	(73,782,641)	1,794,189

Net increase (decrease) in net assets resulting from operations	500,939	88,479,499

Dividends and distributions to shareholders:
From net investment income:
Class A	(9,959,809)	(11,173,096)
Investor Class	(2,048,298)	(2,364,040)
Class B	(568,359)	(792,709)
Class C	(1,754,966)	(1,926,640)
Class I	(8,710,964)	(8,950,317)

	(23,042,396)	(25,206,802)

From net realized gain on investments:
Class A	(30,640,139)	(4,954,749)
Investor Class	(6,815,824)	(1,129,846)
Class B	(2,397,415)	(428,858)
Class C	(7,371,727)	(1,042,261)
Class I	(24,752,815)	(3,574,274)

	(71,977,920)	(11,129,988)

Total dividends and distributions to shareholders	(95,020,316)	(36,336,790)

Capital share transactions:
Net proceeds from sale of shares	331,439,523	342,862,601
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	77,975,989	31,094,534
Cost of shares redeemed	(315,067,713)	(366,179,649)

Increase (decrease) in net assets derived from capital share transactions	94,347,799	7,777,486

Net increase (decrease) in net assets	(171,578)	59,920,195

Net Assets
Beginning of year	906,675,183	846,754,988

End of year	$906,503,605	$906,675,183

Undistributed net investment income at end of year	$12,684,538	$4,307,859

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.33	$17.33	$14.79	$15.12	$15.13

Net investment income (loss) (a)	0.11	0.15	0.18	0.29	0.33
Net realized and unrealized gain (loss) on investments	(0.00)‡	1.59	3.29	0.46	(0.02)

Total from investment operations	0.11	1.74	3.47	0.75	0.31

Less dividends and distributions:
From net investment income	(0.47)	(0.51)	(0.31)	(0.31)	(0.32)
From net realized gain on investments	(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.93)	(0.74)	(0.93)	(1.08)	(0.32)

Net asset value at end of year	$16.51	$18.33	$17.33	$14.79	$15.12

Total investment return (b)	0.58%	10.42%	24.78%	5.30%	2.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.86%	1.13%	1.96%	2.08%
Net expenses	0.99%	0.97%	0.99%	1.00%	0.99%
Portfolio turnover rate	60%	59%	77%	61%	80%
Net assets at end of year (in 000’s)	$408,067	$384,987	$391,577	$317,267	$367,398

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.33	$17.32	$14.79	$15.11	$15.12

Net investment income (loss) (a)	0.08	0.12	0.15	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.01)	1.60	3.28	0.47	(0.02)

Total from investment operations	0.07	1.72	3.43	0.73	0.28

Less dividends and distributions:
From net investment income	(0.44)	(0.48)	(0.28)	(0.28)	(0.29)
From net realized gain on investments	(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.90)	(0.71)	(0.90)	(1.05)	(0.29)

Net asset value at end of year	$16.50	$18.33	$17.32	$14.79	$15.11

Total investment return (b)	0.40%	10.21%	24.42%	5.07%	1.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%	0.67%	0.93%	1.74%	1.89%
Net expenses	1.15%	1.16%	1.22%	1.22%	1.19%
Portfolio turnover rate	60%	59%	77%	61%	80%
Net assets at end of year (in 000’s)	$82,052	$85,850	$86,136	$80,378	$85,747

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.30	$17.37	$14.84	$15.15	$15.16

Net investment income (loss) (a)	(0.05)	(0.01)	0.03	0.15	0.18
Net realized and unrealized gain (loss) on investments	0.01	1.59	3.29	0.47	(0.02)

Total from investment operations	(0.04)	1.58	3.32	0.62	0.16

Less dividends and distributions:
From net investment income	(0.35)	(0.42)	(0.17)	(0.16)	(0.17)
From net realized gain on investments	(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.81)	(0.65)	(0.79)	(0.93)	(0.17)

Net asset value at end of year	$16.45	$18.30	$17.37	$14.84	$15.15

Total investment return (b)	(0.36%)	9.41%	23.50%	4.31%	1.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30%)	(0.08%)	0.19%	0.99%	1.13%
Net expenses	1.90%	1.91%	1.97%	1.97%	1.94%
Portfolio turnover rate	60%	59%	77%	61%	80%
Net assets at end of year (in 000’s)	$26,537	$29,765	$32,629	$33,103	$43,420

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.29	$17.36	$14.82	$15.14	$15.15

Net investment income (loss) (a)	(0.05)	(0.01)	0.03	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.00)‡	1.59	3.30	0.46	(0.02)

Total from investment operations	(0.05)	1.58	3.33	0.61	0.16

Less dividends and distributions:
From net investment income	(0.35)	(0.42)	(0.17)	(0.16)	(0.17)
From net realized gain on investments	(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.81)	(0.65)	(0.79)	(0.93)	(0.17)

Net asset value at end of year	$16.43	$18.29	$17.36	$14.82	$15.14

Total investment return (b)	(0.30%)	9.35%	23.60%	4.24%	1.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30%)	(0.08%)	0.19%	0.98%	1.13%
Net expenses	1.90%	1.91%	1.97%	1.97%	1.94%
Portfolio turnover rate	60%	59%	77%	61%	80%
Net assets at end of year (in 000’s)	$91,833	$92,118	$78,135	$75,372	$90,273

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.36	$17.35	$14.81	$15.13	$15.15

Net investment income (loss) (a)	0.15	0.20	0.22	0.33	0.38
Net realized and unrealized gain (loss) on investments	(0.00)‡	1.60	3.29	0.47	(0.04)

Total from investment operations	0.15	1.80	3.51	0.80	0.34

Less dividends and distributions:
From net investment income	(0.51)	(0.56)	(0.35)	(0.35)	(0.36)
From net realized gain on investments	(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.97)	(0.79)	(0.97)	(1.12)	(0.36)

Net asset value at end of year	$16.54	$18.36	$17.35	$14.81	$15.13

Total investment return (b)	0.84%	10.74%	25.05%	5.56%	2.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%	1.11%	1.37%	2.21%	2.33%
Net expenses	0.74%	0.72%	0.74%	0.75%	0.74%
Portfolio turnover rate	60%	59%	77%	61%	80%
Net assets at end of year (in 000’s)	$298,015	$313,955	$258,279	$180,257	$242,147

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by

22	MainStay Convertible Fund

methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response, among other relevant factors, to market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board of Trustees.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

23

Notes to Financial Statements (continued)

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it an be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, may be more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2015, the effective management fee rate was 0.59%, inclusive of a fee for fund accounting services of .01% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $5,379,557.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly

24	MainStay Convertible Fund

distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $83,300 and $12,932, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,150, $113, $35,693 and $17,291, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$417,242
Investor Class	231,156
Class B	78,417
Class C	255,184
Class I	320,996

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$32,393,986	$29,434,958	$—	$42,430,140	$104,259,084

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, deemed dividends and Contingent Payment Debt Instruments (CPDI).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$26,241,219	$(30,243,980)	$4,002,761

The reclassifications for the Fund are primarily due to CPDI adjustments, deemed dividends, adjustments on trust preferred securities and distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$36,755,541	$36,336,790
Long-Term Capital Gain	58,264,775	—
Total	$95,020,316	$36,336,790

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

25

Notes to Financial Statements (continued)

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $497,472 and $519,316, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	7,918,892	$135,337,499
Shares issued to shareholders in reinvestment of dividends and distributions	2,343,504	38,922,718
Shares redeemed	(6,688,098)	(113,357,313)

Net increase (decrease) in shares outstanding before conversion	3,574,298	60,902,904
Shares converted into Class A (See Note 1)	373,695	6,443,999
Shares converted from Class A (See Note 1)	(233,476)	(3,800,236)

Net increase (decrease)	3,714,517	$63,546,667

Year ended October 31, 2014:
Shares sold	7,005,532	$124,184,540
Shares issued to shareholders in reinvestment of dividends and distributions	907,668	15,379,233
Shares redeemed	(9,919,933)	(174,981,457)

Net increase (decrease) in shares outstanding before conversion	(2,006,733)	(35,417,684)
Shares converted into Class A (See Note 1)	490,601	8,731,428
Shares converted from Class A (See Note 1)	(80,581)	(1,441,753)

Net increase (decrease)	(1,596,713)	$(28,128,009)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	374,666	$6,375,908
Shares issued to shareholders in reinvestment of dividends and distributions	531,485	8,827,165
Shares redeemed	(643,508)	(10,933,067)

Net increase (decrease) in shares outstanding before conversion	262,643	4,270,006
Shares converted into Investor Class (See Note 1)	349,784	5,751,160
Shares converted from Investor Class (See Note 1)	(325,667)	(5,629,332)

Net increase (decrease)	286,760	$4,391,834

Year ended October 31, 2014:
Shares sold	315,218	$5,557,655
Shares issued to shareholders in reinvestment of dividends and distributions	205,157	3,469,157
Shares redeemed	(586,573)	(10,374,212)

Net increase (decrease) in shares outstanding before conversion	(66,198)	(1,347,400)
Shares converted into Investor Class (See Note 1)	221,881	3,940,468
Shares converted from Investor Class (See Note 1)	(443,446)	(7,898,489)

Net increase (decrease)	(287,763)	$(5,305,421)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	228,782	$3,884,262
Shares issued to shareholders in reinvestment of dividends and distributions	158,187	2,627,544
Shares redeemed	(234,772)	(3,951,978)

Net increase (decrease) in shares outstanding before conversion	152,197	2,559,828
Shares converted from Class B (See Note 1)	(164,819)	(2,765,591)

Net increase (decrease)	(12,622)	$(205,763)

Year ended October 31, 2014:
Shares sold	206,556	$3,642,564
Shares issued to shareholders in reinvestment of dividends and distributions	61,723	1,046,204
Shares redeemed	(331,940)	(5,878,239)

Net increase (decrease) in shares outstanding before conversion	(63,661)	(1,189,471)
Shares converted from Class B (See Note 1)	(188,299)	(3,331,654)

Net increase (decrease)	(251,960)	$(4,521,125)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,186,806	$19,988,767
Shares issued to shareholders in reinvestment of dividends and distributions	423,024	7,017,965
Shares redeemed	(1,057,378)	(17,837,122)

Net increase (decrease)	552,452	$9,169,610

Year ended October 31, 2014:
Shares sold	1,162,200	$20,424,732
Shares issued to shareholders in reinvestment of dividends and distributions	130,856	2,216,706
Shares redeemed	(757,126)	(13,416,947)

Net increase (decrease)	535,930	$9,224,491

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	9,725,437	$165,853,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,237,516	20,580,597
Shares redeemed	(10,042,852)	(168,988,233)

Net increase (decrease)	920,101	$17,445,451

Year ended October 31, 2014:
Shares sold	10,717,933	$189,053,110
Shares issued to shareholders in reinvestment of dividends and distributions	528,190	8,983,234
Shares redeemed	(9,028,781)	(161,528,794)

Net increase (decrease)	2,217,342	$36,507,550

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The

26	MainStay Convertible Fund

guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

28	MainStay Convertible Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $61,415,784 as long term capital gain distributions.

For the fiscal year ended October 31, 2015, the Fund designated approximately $7,798,290 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 4.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

32	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Convertible Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673414 MS291-15	MSC11-12/15 (NYLIM) NL210

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.27 –0.81%	8.08 9.31%	5.77 6.37%	1.01 1.01%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.42 –0.97	7.81 9.03	5.57 6.17	1.23 1.23
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.28 –1.70	7.93 8.22	5.38 5.38	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.62 –1.70	8.22 8.22	5.37 5.37	1.98 1.98
Class I Shares	No Sales Charge		–0.51	9.60	6.71	0.76
Class R2 Shares[4]	No Sales Charge		–1.37	8.83	6.01	1.11

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 27, 2015, include the historical performance of Class B shares through February 26, 2015. The performance for these newer share classes is adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for these newer share classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[5]	1.77%	9.15%	5.79%
Russell 1000® Index[6]	4.86	14.32	7.98
Income Builder Composite Index[7]	2.12	6.29	5.62
Barclays U.S. Aggregate Bond Index[8]	1.96	3.03	4.72
Average Lipper Flexible Portfolio Fund[9]	–2.84	5.61	5.18

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. The Fund has selected the Income Builder Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Flexible Portfolio Fund is representative of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$967.60	$5.11	$1,020.00	$5.24

Investor Class Shares	$1,000.00	$966.80	$5.90	$1,019.20	$6.06

Class B Shares	$1,000.00	$963.30	$9.60	$1,015.40	$9.86

Class C Shares	$1,000.00	$963.20	$9.55	$1,015.50	$9.80

Class I Shares	$1,000.00	$969.10	$3.87	$1,021.30	$3.97

Class R2 Shares	$1,000.00	$967.20	$5.65	$1,019.50	$5.80

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.03% for Class A, 1.19% for Investor Class, 1.94% for Class B, 1.93% for Class C, 0.78% for Class I and 1.14% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.
2.	Philip Morris International, Inc.
3.	National Grid PLC
4.	Kinder Morgan, Inc.
5.	CenturyLink, Inc.
6.	Iron Mountain, Inc.
7.	AT&T, Inc.
8.	BCE, Inc.
9.	Reynolds American, Inc.
10.	Rogers Communications, Inc. Class B

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Income Builder Fund returned –0.81% for Class A shares, –0.97% for Investor Class shares and –1.70% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned –0.51% and Class R2 shares1 returned –1.37%. For the 12 months ended October 31, 2015, all share classes underperformed the 1.77% return of the MSCI World Index,2 which is the Fund’s primary benchmark; the 4.86% return of the Russell 1000® Index,2 which is the Fund’s secondary benchmark; and the 2.12% return of the Income Builder Composite Index,2 which is an additional benchmark for the Fund. Over the same period, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Fund. Over the same period, all share classes outperformed the –2.84% return of the Average Lipper3 Flexible Portfolio Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

During the reporting period, MacKay Shields announced that effective September 2016, Taylor Wagenseil will no longer serve as a portfolio manager of the income portion of the Fund. Dan Roberts, Louis Cohen and Michael Kimble will continue to manage the income portion of the Fund.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

In order to reduce the Fund’s duration,4 the fixed-income portion of the Fund had a sizeable short position in two-year U.S. Treasury futures. The Fund also had a position in currency forwards. Together, these positions made a positive contribution to the Fund’s performance. (Contributions take weightings and total returns into account.)

What factors affected the relative performance in the equity portion of the Fund during the reporting period?

The equity portion of the Fund had a positive return for the 12 months ended October 31, 2015, but underperformed the MSCI World Index. This portion of the Fund seeks to invest in a diversified group of companies that achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. During the reporting period, the most significant detractors from relative performance in the equity portion of the Fund were stock selection and an underweight position relative to the MSCI World Index in the consumer discretionary and information technology sectors. Stock selection and an overweight position in consumer staples was the most significant positive contributor to relative performance. An underweight position relative to the Index in the financials sector and stock selection contributed positively to relative performance. In the utilities sector, stock selection offset the drag that an overweight position in the sector created for the equity portion of the Fund.

Generally, performance in the equity portion of the Fund is dependent upon our ability to find companies that can grow free cash flow and have managements that allocate it effectively to create shareholder value. The vast majority of stocks in the equity portion of the Fund were able to achieve this and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding relative performance than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to absolute performance during the reporting period in the equity portion of the Fund were Reynolds American, TECO Energy and Imperial Tobacco. Reynolds American, a U.S. tobacco company, continued to benefit from its total tobacco portfolio approach. We also noted that management was keenly focused on innovation and building sustainable growth. The company announced its intention to acquire Lorillard in July 2014, and the deal closed in the second quarter of 2015. TECO Energy, a Florida based regulated utility company with a small regulated gas utility in New Mexico, announced that the company was to be acquired by Emera Inc., a Canadian utility company, at a premium. In late September, TECO divested its coal mining unit, which had been its plan since 2014. We expected the transaction to go through and to close around mid-2016. We believed that TECO was committed to paying its dividend until the deal closed. Global tobacco manufacturer

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Imperial Tobacco benefited from consolidation in the U.S. tobacco market. The company acquired the divested assets from the merger between Reynolds American and Lorillard and became the third largest tobacco company in the United States in late June. Despite the difficult global economic environment, Imperial Tobacco continued to drive growth through a combination of pricing, brand migrations and innovation. We believed that management was committed to returning cash to shareholders through an attractive and growing dividend. We also believed that debt reduction was likely to be a priority for cash over the next few years.

Among the stocks that detracted the most from absolute performance in the equity portion of the Fund were Potash Corp., CenturyLink and Royal Dutch Shell. Potash Corp. is one of the world’s largest producers of the crop nutrient potash, as well as a major producer of nitrogen and phosphate fertilizers. The company’s shares traded steadily lower in 2015 on concerns about Chinese demand, industry overcapacity and weak product pricing. Shares of CenturyLink—a provider of fixed-line telephone, Internet, cable TV and IT services—declined as investors grappled with the timing on a return to revenue growth and a poorly received investor day. The company remained on track on its elongated timeline for a return to cash flow growth. Royal Dutch Shell—a global integrated energy company that explores, produces and markets crude oil and natural gas—was hurt by a significant decline in crude oil and natural gas prices during the reporting period. In early 2015, Shell announced that it had entered into an agreement to acquire BG Group, a U.K.-based integrated energy company with a strong focus on natural gas. We believed that the acquisition made strategic sense and could benefit Shell over the long run. The company remained committed to its dividend, and we believed that the company’s scale, balance sheet, integrated business model, and capital efficiency and cost cutting initiatives would provide a variety of ways to weather the commodity price cycle.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the reporting period. Among them were positions in semiconductor equipment company Texas Instruments; oil, gas & consumable fuels company Occidental Petroleum; and records management company Iron Mountain. These purchases reflected the favorable shareholder yield attributes of the stocks.

Among the positions eliminated from the equity portion of the Fund were Lorillard and Targa Resources Partners. Tobacco company Lorillard was acquired by Reynolds American. We held the position until we received a combination of cash and shares of Reynolds American. Targa Resources Partners LP is a U.S. midstream MLP that provides infrastructure services to producers of natural gas, natural gas liquid (NGL), and crude oil. Falling commodity prices increased Targa’s business & financial risks and reduced the company’s cash flow coverage of its dividend. We exited our position in Targa Resources Partners and used the proceeds to pursue other investments that we believed could enhance the Fund’s yield.

How did the sector weightings in the equity portion of the Fund change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the time period, the equity portion of the Fund reduced its weightings most significantly in the utilities, consumer discretionary and consumer staples sectors. The equity sectors with the most substantial weighting increases were financials, energy and information technology.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continues to seek attractive returns by investing in a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the equity portion of the Fund having a different composition than the MSCI World Index in terms of types of companies held. At the end of the reporting period, the Index contained many companies that either lacked free cash flow or used their free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Fund may also differ in terms of sector weights.

As of October 31, 2015, the most significantly overweight positions relative to the MSCI World Index in the equity portion of the Fund were in the utilities and telecommunication services sectors. As of the same date, the most substantially underweight positions in the equity portion of the Fund were in the information technology and consumer discretionary sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, our strategy in the fixed-income portion of the Fund was to maintain long positions in credit, including high-yield and investment-grade corporate bonds and bank loans, combined with a short-duration posture and a yield-curve5 flattening bias. This positioning fell out of

5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Income Builder Fund

favor during the second half of the reporting period. Longer-maturity U.S. Treasury yields declined during the reporting period, and with a shorter duration than the Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Fund was less sensitive to yield changes.

Corporate bonds trailed comparable-duration U.S. Treasury securities during the reporting period, with the performance gap more pronounced for below-investment-grade securities. The fixed-income portion of the Fund was overweight in both investment-grade and high-yield corporate bonds relative to the Barclays U.S. Aggregate Bond Index. Hard-asset sectors such as energy and metals/mining, were among the laggards in the fixed-income portion of the Fund, while higher-quality financials and slightly longer-duration bonds performed well. During the reporting period, the fixed-income portion of the Fund slightly reduced its exposure to weaker credit profiles within the energy sector.

The senior loan market also was not immune to the problems facing risky assets, including seasonal illiquidity, severe pressure in fixed-rate high-yield bonds, and volatile commodity and asset prices globally. Even so, senior loans remained in positive territory year-to-date and outperformed the Index during the reporting period. We believed that senior loans were likely to weather the energy and metals/mining storm that had presented default-and-recovery challenges to their high-yield bond counterparts.

We did not observe any meaningful earnings disappointments or economic developments that would force us to change our outlook. We believed that U.S. corporate credit fundamentals were sound and that credit-sensitive bonds continued to offer good relative value. We were constructive on both U.S. growth and valuations within U.S. credit markets. Since we did not believe that the domestic economic cycle had reached a turning point, we were not inclined to reduce overall risk in the fixed-income portion of the Fund. In fact, we believed that investor angst—reflected in declining prices and widening spreads6—may have represented an overcompensation for fundamentals.

What was the duration strategy of the fixed-income portion of the Fund during the reporting period?

In order to reduce the duration of the fixed-income portion of the Fund and minimize sensitivity to a move in interest rates, we maintained a meaningful short position in two-year U.S. Treasury securities through the use of U.S. Treasury futures. At the end of the reporting period, the duration of the fixed-income portion of the Fund was approximately 3.1 years. This was 2.5 years shorter than the 5.6-year duration of the Barclays U.S. Aggregate Bond Index as of October 31, 2015.

What specific factors, risks, or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, we considered a number of factors in positioning the fixed-income portion of the Fund. These factors included inconsistent economic data, global central bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve. We believed that corporate bonds—investment-grade and high-yield—warranted an overweight position relative to government-related securities because the low-interest-rate environment had sparked healthy demand for higher-yielding products. Additionally, improving profitability had signaled that corporations were doing more with less: less leverage, less short-term debt, and smaller funding gaps. In turn, we believed that strengthening credit fundamentals supported the narrowing of spreads, as did a favorable supply/demand balance for corporate debt. The positive momentum of the stock market could also tend to strengthen the performance of corporate bonds across the credit-quality spectrum. For these reasons, we did not make any major shifts in the Fund’s positioning during the reporting period and we maintained the Fund’s credit bias. During the reporting period, however, we did reduce our position in emerging-markets because of idiosyncratic risks that have bubbled up in that sector.

Which market segments were the strongest contributors to the performance of the fixed-income portion of the Fund and which market segments were particularly weak?

In the fixed-income portion of the Fund, the position in loans held up well in a volatile market and posted positive returns during the reporting period. Our position in high-yield corporate bonds detracted from performance in the fixed-income portion of the Fund, as the yield advantage was more than offset by the effects of widening spreads. Within the high-yield bond position in the fixed-income portion of the Fund, our allocation to the energy sector was the most substantial detractor. The outlook for companies involved in the exploration and production of gas and oil was clouded by an imbalance of supply and demand that led to price declines. Basic Energy Services, Chesapeake

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

11

Energy, and Samson Investment were among the fixed-income energy positions that performed poorly. Some fixed-income positions within the basic industry sector were hurt by lower commodity prices.

Positive contributors within the high-yield bond market included homebuilders and related entities, such as KB Homes and Building Materials Corporation, which benefited from an upturn in housing. Within the investment-grade bond sector, lower interest rates enabled banks to preserve margins and profitability. Among the positions in the fixed-income portion of the Fund that benefited were Goldman Sachs, JPMorgan Chase, Bank of America, and Morgan Stanley.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated fixed-income positions in power generation and utility company IPALCO Enterprises and oil and gas pipeline company Targa Resources Partners. IPALCO Enterprises, a subsidiary of AES Corp., is an Indiana-based utility company that has a stable regulated business and strong cash flow. Targa Resources Partners’ bonds declined as energy prices fell. The pipeline operator, however, generally has minimal exposure to oil and gas prices. The company makes its money on the transfer of oil and gas through its network of pipelines.

We sold positions in pipeline company Energy Transfer Partners and insurance company Liberty Mutual. Energy Transfer’s partnership is being liquidated, so we sold the bonds on a relative-value trade and bought the bonds of Targa Resources Partners. We believe that the Fund’s Liberty Mutual bonds may not be called in 2017 as we had previously anticipated. We sold the position, expecting duration to widen and volatility to increase as the call becomes less likely.

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

During the reporting period, the fixed-income portion of the Fund reduced its position in emerging-market corporate bonds.

Despite recent improvements, emerging markets still faced elevated idiosyncratic risk and were subject to weak commodity prices. The fixed-income portion of the Fund slightly increased its weight in loans, using the proceeds from emerging-market bond sales. While the fixed-income portion of the Fund maintained its weighting in high-yield corporate bonds, we pared back exposure to companies with weaker credit profiles while selectively participating in the new issue market.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

In spite of market volatility, we did not change our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets. At the end of the reporting period, we believed that economic growth would continue to be moderate and that the Federal Reserve would remain highly accommodative. Even so, we believed that it was increasingly likely that the Federal Open Market Committee would raise the federal funds target rate in the coming months. Our central belief was that monetary policy played a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of October 31, 2015, the fixed-income portion of the Fund maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically in high-yield bonds. The increased volatility experienced in the third quarter of 2015 created a wider disparity between spreads and defaults, strengthening our resolve to maintain an overweight position in high-yield securities. As of the same date, the fixed-income portion of the Fund held underweight positions relative to the Index in sectors that tend to be more interest-rate sensitive, such as U.S. Treasury securities and agency securities. As of October 31, 2015, the Fund’s duration remained 2.5 years below that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Long-Term Bonds 42.0%† Asset-Backed Securities 0.5%
Home Equity 0.5%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$32,264	$32,643
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.254%, due 10/25/36 (b)	250,316	237,009
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	153,006	155,785
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)	24,265	24,564
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.264%, due 5/25/37 (b)	582,126	411,539
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.525%, due 2/25/34 (a)	485,496	504,347
Equity One Mortgage Pass-Through Trust
Series 2003-4, Class AF6 5.333%, due 10/25/34 (a)	121,260	122,568
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)	306,742	305,692
GSAA Home Equity Trust Series 2006-14, Class A1 0.244%, due 9/25/36 (b)	5,814,318	3,051,159
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.294%, due 4/25/37 (b)	42,462	42,038
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.294%, due 3/25/47 (b)	549,274	336,702
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.244%, due 11/25/36 (b)	738,968	339,613
RAMP Trust
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)	18,364	18,414
Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (a)	37,783	38,884
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)	32,514	33,063
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.292%, due 6/25/33 (a)	96,707	99,066

	Principal Amount	Value
Home Equity (continued)
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.304%, due 1/25/37 (b)	$1,157,582	$777,198
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.304%, due 9/25/37 (b)	772,805	361,787
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	84,500	86,787

		6,978,858

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.649%, due 5/25/29 (b)	594,476	575,162

Total Asset-Backed Securities (Cost $8,680,404)		7,554,020

Convertible Bonds 0.2%
Leisure Time 0.2%
Jarden Corp. 1.125%, due 3/15/34	2,650,000	2,934,875

Transportation 0.0%‡
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	760,000	563,825

Total Convertible Bonds (Cost $3,481,935)		3,498,700

Corporate Bonds 36.7%
Advertising 0.0%‡
Lamar Media Corp. 5.375%, due 1/15/24	625,000	648,437

Aerospace & Defense 0.7%
KLX, Inc. 5.875%, due 12/1/22 (c)	3,485,000	3,556,878
Spirit AeroSystems, Inc. 6.75%, due 12/15/20	1,000,000	1,038,750
TransDigm, Inc.
6.00%, due 7/15/22	1,100,000	1,111,000
7.50%, due 7/15/21	1,600,000	1,688,000
Triumph Group, Inc. 4.875%, due 4/1/21	3,875,000	3,458,438

		10,853,066

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 0.0%‡
♦Reynolds American, Inc. 8.125%, due 6/23/19 (c)	$255,000	$301,521

Airlines 0.7%
American Airlines Group, Inc. 4.625%, due 3/1/20 (c)	3,700,000	3,667,625
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	1,667,706	1,877,004
Series 2003-ERJ1 7.875%, due 1/2/20	800,112	832,837
U.S. Airways Group, Inc.
Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,038,845	2,252,924
Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	1,064,227	1,191,935
UAL 2009-1 Pass-Through Trust 10.40%, due 5/1/18	417,365	442,657

		10,264,982

Auto Manufacturers 0.8%
FCA U.S. LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,100,000	2,247,000
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,793,646
7.45%, due 7/16/31	450,000	577,589
8.90%, due 1/15/32	215,000	275,759
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	398,958
General Motors Financial Co., Inc.
3.20%, due 7/13/20	1,800,000	1,785,748
3.25%, due 5/15/18	325,000	328,950
3.45%, due 4/10/22	3,800,000	3,710,787
Navistar International Corp. 8.25%, due 11/1/21	2,425,000	1,891,500

		13,009,937

Auto Parts & Equipment 1.0%
Dana Holding Corp. 5.375%, due 9/15/21	3,780,000	3,855,600
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	625,000	664,063
8.25%, due 8/15/20	3,030,000	3,169,380
MPG Holdco I, Inc. 7.375%, due 10/15/22	3,655,000	3,883,437
Schaeffler Finance B.V. 4.75%, due 5/15/23 (c)	3,345,000	3,370,087

		14,942,567

	Principal Amount	Value
Banks 3.9%
Bank of America Corp.
5.125%, due 12/29/49 (b)	$965,000	$945,700
5.42%, due 3/15/17	135,000	141,646
5.625%, due 7/1/20	645,000	726,551
6.11%, due 1/29/37	980,000	1,135,894
7.625%, due 6/1/19	1,015,000	1,195,717
8.00%, due 7/29/49 (b)	1,500,000	1,563,900
8.57%, due 11/15/24	485,000	616,568
Capital One Financial Corp. 5.55%, due 12/29/49 (b)	4,595,000	4,603,615
CIT Group, Inc.
3.875%, due 2/19/19	1,740,000	1,766,100
4.25%, due 8/15/17	650,000	664,625
5.00%, due 8/15/22	1,175,000	1,238,156
6.625%, due 4/1/18 (c)	750,000	808,125
Citigroup, Inc.
4.05%, due 7/30/22	105,000	107,834
6.30%, due 12/29/49 (b)	2,820,000	2,789,121
6.875%, due 6/1/25	1,715,000	2,119,164
Discover Bank 8.70%, due 11/18/19	1,064,000	1,263,429
Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	3,045,000	3,109,204
6.75%, due 10/1/37	2,670,000	3,217,673
HSBC Holdings PLC 6.375%, due 12/29/49 (b)	3,000,000	2,971,530
JPMorgan Chase & Co.
6.125%, due 12/29/49 (b)	3,005,000	3,069,006
7.90%, due 4/29/49 (b)	3,300,000	3,428,700
Mellon Capital III 6.369%, due 9/5/66 (b)	GBP 1,950,000	3,039,186
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (c)	$2,250,000	2,307,760
Morgan Stanley
4.875%, due 11/1/22	1,125,000	1,213,138
5.00%, due 11/24/25	2,535,000	2,712,488
5.45%, due 7/29/49 (b)	2,825,000	2,779,094
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	800,000	820,245
6.125%, due 12/15/22	1,530,000	1,677,813
Santander Holdings USA, Inc. 2.65%, due 4/17/20	3,875,000	3,832,131
Wells Fargo & Co. 5.90%, due 12/29/49 (b)	3,750,000	3,843,750

		59,707,863

Beverages 0.1%
Constellation Brands, Inc. 4.25%, due 5/1/23	2,100,000	2,149,875

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology 0.2%
Biogen, Inc. 3.625%, due 9/15/22	$3,480,000	$3,538,206

Building Materials 1.2%
Building Materials Corporation of America 5.375%, due 11/15/24 (c)	2,940,000	3,024,525
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,420,000	4,436,548
Masonite International Corp. 5.625%, due 3/15/23 (c)	3,725,000	3,892,625
USG Corp.
6.30%, due 11/15/16	4,695,000	4,847,588
9.75%, due 1/15/18	1,330,000	1,492,925

		17,694,211

Chemicals 0.4%
Ashland, Inc. 4.75%, due 8/15/22	1,890,000	1,891,040
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,696,302
8.55%, due 5/15/19	225,000	270,598
Hexion, Inc. 6.625%, due 4/15/20	870,000	737,325
WR Grace & Co. 5.125%, due 10/1/21 (c)	1,885,000	1,960,400

		6,555,665

Commercial Services 1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, due 6/1/22 (c)	3,000,000	3,062,220
5.50%, due 4/1/23	725,000	751,281
Hertz Corp. (The)
5.875%, due 10/15/20	450,000	465,750
7.375%, due 1/15/21	2,700,000	2,809,674
Service Corporation International 5.375%, due 1/15/22	3,600,000	3,798,000
United Rentals North America, Inc.
4.625%, due 7/15/23	1,350,000	1,355,900
5.75%, due 11/15/24	1,600,000	1,624,000
6.125%, due 6/15/23	710,000	740,885

		14,607,710

Computers 0.4%
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,651,218
NCR Corp. 5.00%, due 7/15/22	3,530,000	3,468,225

		6,119,443

	Principal Amount	Value
Cosmetics & Personal Care 0.1%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	$1,850,000	$1,944,812

Diversified Financial Services 0.3%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	228,255
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (b)	EUR 2,240,000	2,574,298
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (b)	GBP 760,000	1,212,622
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (c)	$940,000	946,042

		4,961,217

Electric 0.7%
Calpine Corp. 5.75%, due 1/15/25	3,340,000	3,164,650
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	3,405,000	3,499,448
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,252,160
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	920,802
WEC Energy Group, Inc. 6.25%, due 5/15/67 (b)	1,554,717	1,302,076

		10,139,136

Engineering & Construction 0.1%
MasTec, Inc. 4.875%, due 3/15/23	1,760,000	1,474,000

Entertainment 0.4%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,935,000	1,993,050
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	3,500,000	3,876,250
Scientific Games International, Inc. 7.00%, due 1/1/22 (c)	325,000	326,625

		6,195,925

Finance—Auto Loans 0.3%
Ally Financial, Inc.
3.50%, due 1/27/19	3,250,000	3,270,312
8.00%, due 11/1/31	770,000	933,625

		4,203,937

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)	2,400,000	2,402,400
Navient Corp. 8.00%, due 3/25/20	2,700,000	2,862,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Consumer Loans (continued)
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (c)	$3,305,000	$3,453,725
Springleaf Finance Corp.
5.25%, due 12/15/19	700,000	696,500
6.00%, due 6/1/20	775,000	784,688
7.75%, due 10/1/21	1,765,000	1,899,581

		12,098,894

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	1,600,000	1,610,400
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,478,890

		3,089,290

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23	722,000	722,579
6.45%, due 6/8/27	1,000,000	1,042,839

		1,765,418

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	1,195,000	1,230,850
6.00%, due 8/1/20	2,110,000	2,202,312

		3,433,162

Food 0.9%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (c)	500,000	420,000
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	2,899,000	2,814,474
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (c)	2,123,000	2,282,463
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (c)	2,530,000	2,586,925
Smithfield Foods, Inc.
6.625%, due 8/15/22	575,000	615,250
7.75%, due 7/1/17	925,000	1,001,312
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,323,579

		14,044,003

Food Services 0.2%
Aramark Services, Inc. 5.75%, due 3/15/20	2,500,000	2,609,375

Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (c)	2,950,000	3,023,750

	Principal Amount	Value
Health Care—Products 1.0%
Alere, Inc. 7.25%, due 7/1/18	$3,300,000	$3,440,250
Boston Scientific Corp. 2.85%, due 5/15/20	3,740,000	3,737,715
Hologic, Inc. 5.25%, due 7/15/22 (c)	3,545,000	3,700,094
Kinetic Concepts, Inc. / KCI USA, Inc. 10.50%, due 11/1/18	1,300,000	1,372,670
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	1,125,000	978,750
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, due 4/15/20 (c)	1,725,000	1,653,844
5.75%, due 8/1/22 (c)	1,120,000	1,064,694

		15,948,017

Health Care—Services 1.0%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	3,750,000	3,871,875
Cigna Corp. 4.375%, due 12/15/20	270,000	287,391
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (c)	1,985,000	2,163,650
HCA, Inc. 5.00%, due 3/15/24	3,750,000	3,862,500
Tenet Healthcare Corp.
3.837%, due 6/15/20 (b)(c)	2,950,000	2,927,875
6.00%, due 10/1/20	2,750,000	2,970,000

		16,083,291

Home Builders 1.6%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	885,000	851,813
7.25%, due 2/1/23	1,185,000	1,116,862
CalAtlantic Group, Inc. 8.375%, due 5/15/18	2,000,000	2,300,000
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	5,435,000	5,108,900
Lennar Corp.
4.50%, due 6/15/19	2,400,000	2,490,000
4.50%, due 11/15/19	750,000	776,250
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,873,750
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (c)	3,320,000	3,473,550
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,442,175
TRI Pointe Holdings, Inc.
4.375%, due 6/15/19	1,000,000	993,750
5.875%, due 6/15/24	2,935,000	2,935,000

		24,362,050

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares 0.1%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (c)	$1,165,000	$1,242,181

Insurance 2.7%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	3,790,000	4,187,950
Chubb Corp. (The) 6.375%, due 3/29/67 (b)	1,660,000	1,593,600
Genworth Holdings, Inc.
4.90%, due 8/15/23	1,910,000	1,446,825
6.15%, due 11/15/66 (b)	1,320,000	587,400
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	4,100,000	4,913,215
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (c)	250,000	256,230
6.50%, due 3/15/35 (c)	220,000	261,440
7.80%, due 3/7/87 (c)	1,760,000	2,063,600
10.75%, due 6/15/88 (b)(c)	750,000	1,125,000
Oil Insurance, Ltd. 3.309%, due 12/29/49 (b)(c)	1,320,000	1,161,600
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	3,218,333
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	3,700,000	3,718,500
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,174,778
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,595,407
Prudential Financial, Inc. 5.625%, due 6/15/43 (b)	1,760,000	1,841,840
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(c)	1,350,000	1,369,238
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,690,000	2,173,654
Voya Financial, Inc. 5.50%, due 7/15/22	1,860,000	2,105,968
XLIT, Ltd.
4.45%, due 3/31/25	2,615,000	2,614,524
6.50%, due 10/29/49 (b)	2,120,000	1,691,124

		41,100,226

Iron & Steel 0.6%
AK Steel Corp.
7.625%, due 10/1/21	2,710,000	1,294,025
8.75%, due 12/1/18	1,900,000	1,828,370
ArcelorMittal
7.00%, due 2/25/22	1,500,000	1,421,250
7.75%, due 10/15/39	2,300,000	1,960,750

	Principal Amount	Value
Iron & Steel (continued)
Cliffs Natural Resources, Inc.
5.90%, due 3/15/20	$1,085,000	$347,200
5.95%, due 1/15/18	745,000	383,675
United States Steel Corp. 7.375%, due 4/1/20	2,250,000	1,676,250

		8,911,520

Lodging 0.7%
MGM Resorts International
6.75%, due 10/1/20	4,600,000	4,899,000
8.625%, due 2/1/19	80,000	90,400
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	265,000	290,536
7.15%, due 12/1/19	1,900,000	2,191,941
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, due 5/30/23 (c)	1,850,000	1,646,500
5.50%, due 3/1/25 (c)	1,905,000	1,787,938

		10,906,315

Machinery—Construction & Mining 0.2%
Terex Corp.
6.00%, due 5/15/21	725,000	717,895
6.50%, due 4/1/20	2,400,000	2,418,000

		3,135,895

Machinery—Diversified 0.2%
Zebra Technologies Corp. 7.25%, due 10/15/22	3,210,000	3,502,912

Media 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	1,555,000	1,578,325
CCO Safari II LLC 4.464%, due 7/23/22 (c)	3,890,000	3,946,397
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	3,150,000	3,283,875
DISH DBS Corp.
5.875%, due 7/15/22	2,050,000	2,009,000
7.125%, due 2/1/16	1,400,000	1,417,010
iHeartCommunications, Inc. 9.00%, due 3/1/21	3,070,000	2,525,075
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	180,709
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	992,870
Time Warner, Inc. 7.70%, due 5/1/32	300,000	385,793

		16,319,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Mining 0.3%
Aleris International, Inc. 7.875%, due 11/1/20	$2,338,000	$2,197,720
Anglo American Capital PLC 9.375%, due 4/8/19 (c)	250,000	269,012
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,578,411

		4,045,143

Miscellaneous—Manufacturing 0.7%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	3,785,000	3,822,850
Bombardier, Inc. 6.00%, due 10/15/22 (c)	890,000	685,300
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	3,180,000	2,551,950
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (c)	300,000	372,065
Textron Financial Corp. 6.00%, due 2/15/67 (b)(c)	3,540,000	2,619,600

		10,051,765

Oil & Gas 1.6%
Berry Petroleum Co. LLC 6.375%, due 9/15/22	1,490,000	536,400
California Resources Corp. 5.00%, due 1/15/20	1,170,000	851,175
CHC Helicopter S.A. 9.25%, due 10/15/20	2,871,000	1,636,470
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,670,000	1,808,925
Cimarex Energy Co. 4.375%, due 6/1/24	1,965,000	1,954,586
CITGO Petroleum Corp. 6.25%, due 8/15/22 (c)	1,980,000	1,940,400
Denbury Resources, Inc. 6.375%, due 8/15/21	2,550,000	1,861,500
Eni S.p.A. 4.15%, due 10/1/20 (c)	1,825,000	1,918,593
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	1,075,000	935,250
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	5,350,000	1,391,000
Precision Drilling Corp.
6.50%, due 12/15/21	1,485,000	1,291,950
6.625%, due 11/15/20	635,000	565,944
SM Energy Co.
5.00%, due 1/15/24	1,970,000	1,768,075
6.125%, due 11/15/22	2,240,000	2,172,800

	Principal Amount	Value
Oil & Gas (continued)
Sunoco, L.P. / Sunoco Finance Corp.
5.50%, due 8/1/20 (c)	$2,000,000	$2,050,000
6.375%, due 4/1/23 (c)	2,075,000	2,090,562

		24,773,630

Oil & Gas Services 0.2%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,520,000	1,014,300
PHI, Inc. 5.25%, due 3/15/19	2,005,000	1,774,425

		2,788,725

Packaging & Containers 1.2%
Ball Corp. 5.00%, due 3/15/22	3,700,000	3,820,250
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23	1,400,000	1,403,500
Crown European Holdings S.A. 4.00%, due 7/15/22 (c)	EUR 2,150,000	2,467,684
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (c)	$1,045,000	1,192,227
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (c)	3,890,000	3,965,388
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	2,000,000	2,080,000
9.875%, due 8/15/19	1,110,000	1,168,275
Sealed Air Corp.
4.875%, due 12/1/22 (c)	475,000	488,063
5.50%, due 9/15/25 (c)	1,900,000	2,004,500

		18,589,887

Pharmaceuticals 0.7%
Actavis Funding SCS 3.45%, due 3/15/22	4,050,000	4,023,861
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (c)	3,798,000	3,769,515
Valeant Pharmaceuticals International, Inc.
5.50%, due 3/1/23 (c)	1,675,000	1,407,000
5.875%, due 5/15/23 (c)	325,000	273,610
7.50%, due 7/15/21 (c)	1,500,000	1,368,750

		10,842,736

Pipelines 2.5%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20 (c)	3,260,000	3,251,817
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (c)	2,710,000	2,303,500
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	2,000,000	1,937,550

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Energy Transfer Partners, L.P. 7.60%, due 2/1/24	$650,000	$730,526
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (c)	3,210,000	3,125,657
♦Kinder Morgan, Inc. 7.75%, due 1/15/32	2,950,000	2,985,763
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
4.875%, due 6/1/25	100,000	93,500
5.50%, due 2/15/23	1,975,000	1,945,375
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	3,050,000	2,626,855
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.50%, due 4/15/23	775,000	751,595
5.75%, due 9/1/20	1,470,000	1,558,607
5.875%, due 3/1/22	1,350,000	1,386,406
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,789,724
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	2,165,000	1,894,375
5.25%, due 5/1/23	4,240,000	3,943,200
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19 (c)	1,845,000	1,909,575
5.875%, due 10/1/20	1,725,000	1,794,000
Williams Cos., Inc. (The)
3.70%, due 1/15/23	1,900,000	1,550,856
4.55%, due 6/24/24	1,070,000	895,525
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,745,000	2,477,634

		38,952,040

Real Estate Investment Trusts 0.6%
Corrections Corporation of America 5.00%, due 10/15/22	2,180,000	2,207,250
GEO Group, Inc. (The) 5.875%, due 1/15/22	4,000,000	4,065,000
♦Iron Mountain, Inc. 5.75%, due 8/15/24	3,300,000	3,316,500
Welltower, Inc. 4.70%, due 9/15/17	290,000	304,719

		9,893,469

	Principal Amount	Value
Retail 1.5%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	$1,140,000	$1,181,325
7.00%, due 5/20/22	1,400,000	1,477,000
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,887,596
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(d)	210,563	232,210
Dollar Tree, Inc. 5.75%, due 3/1/23 (c)	3,550,000	3,740,812
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,750,000	1,781,085
QVC, Inc. 4.85%, due 4/1/24	2,500,000	2,444,070
Signet UK Finance PLC 4.70%, due 6/15/24	3,200,000	3,209,750
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	2,465,000	2,391,050
Tiffany & Co. 3.80%, due 10/1/24	4,715,000	4,665,111
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	392,853

		23,402,862

Semiconductors 0.7%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (c)	400,000	413,000
6.00%, due 1/15/22 (c)	3,200,000	3,408,000
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (c)	4,350,000	4,437,000
Sensata Technologies B.V. 5.00%, due 10/1/25 (c)	2,990,000	2,918,987

		11,176,987

Software 0.1%
First Data Corp. 5.375%, due 8/15/23 (c)	1,150,000	1,170,125

Telecommunications 2.1%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,140,000	2,154,978
♦CenturyLink, Inc. 5.80%, due 3/15/22	4,000,000	3,890,000
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (c)	850,000	862,750
CommScope, Inc. 5.00%, due 6/15/21 (c)	3,090,000	3,109,312
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	990,000	1,089,743
7.625%, due 6/15/21	1,200,000	1,308,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Inmarsat Finance PLC 4.875%, due 5/15/22 (c)	$2,680,000	$2,659,900
Intelsat Luxembourg S.A. 8.125%, due 6/1/23	3,200,000	1,896,000
Sprint Communications, Inc. 6.00%, due 11/15/22	1,900,000	1,623,531
Sprint Corp. 7.25%, due 9/15/21	1,300,000	1,194,375
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,515,000	3,576,512
Telecom Italia Capital S.A. 7.721%, due 6/4/38	315,000	335,475
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,552,000	2,683,308
5.462%, due 2/16/21	395,000	440,812
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (c)	2,050,000	2,052,563
♦Verizon Communications, Inc. 5.15%, due 9/15/23	2,325,000	2,591,459

		31,468,718

Transportation 0.4%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	375,000	384,375
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21	215,000	164,475
5.875%, due 4/1/20	1,700,000	1,368,500
XPO Logistics, Inc. 6.50%, due 6/15/22 (c)	3,950,000	3,525,375

		5,442,725

Total Corporate Bonds (Cost $580,697,021)		563,486,675

Foreign Bonds 0.3%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 1,186,000	2,345,295

Packaging & Containers 0.1%
Rexam PLC 6.75%, due 6/29/67 (b)	EUR 1,250,000	1,374,563

Total Foreign Bonds (Cost $3,676,024)		3,719,858

Loan Assignments 4.0% (e)
Airlines 0.1%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$1,545,000	1,536,954

	Principal Amount	Value
Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	$1,753,337	$1,753,775

Commercial Services 0.1%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	1,815,068	1,728,853

Entertainment 0.2%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	2,456,250	2,398,683
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	723,552	677,124

		3,075,807

Health Care—Products 0.1%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,315,688	2,280,373

Health Care—Services 0.4%
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	5,798,883	5,715,524

Household Products & Wares 0.9%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22	10,000,000	9,756,000
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	3,373,768	3,371,659

		13,127,659

Iron & Steel 0.6%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	9,607,843	9,447,709

Media 0.2%
iHeartCommunications, Inc. Term Loan D 6.938%, due 1/30/19	1,966,831	1,645,115
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23	1,009,982	1,001,933

		2,647,048

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Packaging & Containers 0.6%
Berry Plastics Holding Corp. Term Loan F 4.00%, due 10/1/22	$9,000,000	$9,009,999

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	1,393,344	1,291,630

Telecommunications 0.6%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	10,000,000	9,982,810

Total Loan Assignments (Cost $62,454,425)		61,598,141

Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.787%, due 4/10/49 (f)	400,000	414,047
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.427%, due 12/25/36 (b)(c)	186,334	168,493
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.912%, due 6/11/40 (f)	324,908	337,724
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.35%, due 12/10/49 (f)	182,280	193,290
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	860,000	962,118
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class A3 6.137%, due 2/15/51 (f)	20,785	20,793
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	512,810
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (b)	148,142	150,015
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (b)	500,000	511,148

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
TimberStar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (c)	$280,000	$289,422
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	515,882

		4,075,742

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.80%, due 2/25/42 (b)(c)(d)(g)	525,651	431,121
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.025%, due 11/25/36 (f)	549,057	485,929

		917,050

Total Mortgage-Backed Securities (Cost $4,681,268)		4,992,792

U.S. Government & Federal Agencies 0.0%‡
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	2,347	2,381
6.50%, due 2/1/27	98	112
6.50%, due 5/1/29	28,362	32,413
6.50%, due 6/1/29	8,935	10,211
6.50%, due 7/1/29	44,740	51,130
6.50%, due 8/1/29	9,905	11,319
6.50%, due 9/1/29	944	1,090
6.50%, due 6/1/32	3,650	4,171
6.50%, due 1/1/37	3,254	3,723
7.00%, due 3/1/26	165	169
7.00%, due 9/1/26	6,258	6,999
7.00%, due 7/1/32	15,769	18,555
7.50%, due 1/1/16	30	30
7.50%, due 5/1/32	8,282	9,525

		151,828

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	2,201	2,309
4.50%, due 3/1/21	4,521	4,685
6.00%, due 4/1/19	799	905
7.00%, due 10/1/37	905	1,022
7.00%, due 11/1/37	21,131	26,046

		34,967

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	$3,429	$3,765
5.50%, due 9/15/35	10,930	12,327
6.50%, due 4/15/29	23	26
6.50%, due 8/15/29	19	22
6.50%, due 10/15/31	3,356	3,932
7.00%, due 12/15/25	3,758	3,817
7.00%, due 11/15/27	10,161	11,349
7.00%, due 12/15/27	52,224	58,919
7.00%, due 6/15/28	4,147	4,276
7.50%, due 6/15/26	409	458
7.50%, due 10/15/30	17,994	18,849
8.00%, due 9/15/26	129	131
8.00%, due 10/15/26	7,071	7,909
8.50%, due 11/15/26	20,300	20,724

		146,504

Total U.S. Government & Federal Agencies (Cost $295,228)		333,299

Total Long-Term Bonds (Cost $663,966,305)		645,183,485

	Shares
Common Stocks 44.2%
Aerospace & Defense 0.9%
BAE Systems PLC	1,168,980	7,934,641
Lockheed Martin Corp.	24,200	5,319,886

		13,254,527

Agriculture 3.8%
Altria Group, Inc.	189,613	11,465,898
British American Tobacco PLC	156,297	9,299,363
Imperial Tobacco Group PLC	202,715	10,934,561
♦Philip Morris International, Inc.	166,008	14,675,107
♦Reynolds American, Inc.	245,054	11,841,009

		58,215,938

Auto Manufacturers 0.4%
Daimler A.G. Registered	75,200	6,530,322

Banks 1.5%
Commonwealth Bank of Australia	78,460	4,293,030
Svenska Handelsbanken AB Class A	456,240	6,205,276
Wells Fargo & Co.	107,900	5,841,706
Westpac Banking Corp. Interim Shares (h)	11,598	251,838
Westpac Banking Corp.	266,746	5,968,995

		22,560,845

	Shares	Value
Beverages 0.5%
Coca-Cola Co. (The)	92,300	$3,908,905
PepsiCo., Inc.	43,360	4,430,958

		8,339,863

Chemicals 1.8%
BASF S.E.	84,314	6,910,117
Dow Chemical Co. (The)	162,955	8,419,885
Potash Corporation of Saskatchewan, Inc.	400,135	8,094,731
Yara International ASA	99,910	4,535,297

		27,960,030

Commercial Services 0.7%
Automatic Data Processing, Inc.	50,420	4,386,036
R.R. Donnelley & Sons Co.	368,580	6,217,944

		10,603,980

Computers 0.4%
Seagate Technology PLC	174,270	6,632,716

Cosmetics & Personal Care 0.8%
Procter & Gamble Co. (The)	67,045	5,120,897
Unilever PLC	152,110	6,783,873

		11,904,770

Electric 5.9%
Ameren Corp.	167,505	7,316,618
Duke Energy Corp.	145,353	10,388,379
Electricite de France S.A.	322,860	6,012,486
Entergy Corp.	126,495	8,621,899
PPL Corp.	306,360	10,538,784
Southern Co. (The)	111,745	5,039,700
SSE PLC	412,765	9,640,221
TECO Energy, Inc.	437,255	11,805,885
Terna Rete Elettrica Nazionale S.p.A.	2,100,570	10,690,182
WEC Energy Group, Inc.	192,241	9,911,946

		89,966,100

Electrical Components & Equipment 0.3%
Emerson Electric Co.	91,720	4,331,936

Engineering & Construction 0.5%
Vinci S.A.	114,295	7,714,517

Entertainment 0.3%
Regal Entertainment Group Class A	246,200	4,771,356

Environmental Controls 0.3%
Waste Management, Inc.	83,720	4,500,787

Finance—Other Services 0.6%
CME Group, Inc.	55,740	5,265,758
Singapore Exchange, Ltd.	706,886	3,723,905

		8,989,663

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food 0.6%
Nestle S.A. Registered	52,015	$3,978,283
Orkla ASA	678,970	5,773,453

		9,751,736

Gas 1.2%
Gas Natural SDG S.A.	228,230	4,946,682
♦National Grid PLC	954,510	13,608,172

		18,554,854

Health Care—Services 0.2%
Sonic Healthcare, Ltd.	249,720	3,433,292

Household Products & Wares 0.4%
Kimberly-Clark Corp.	57,215	6,849,208

Insurance 2.2%
Allianz S.E. Registered	31,990	5,605,584
Arthur J. Gallagher & Co.	80,190	3,506,709
AXA S.A.	200,350	5,359,161
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	57,020	11,380,424
SCOR S.E.	227,640	8,478,487

		34,330,365

Investment Management/Advisory Services 0.3%
Aberdeen Asset Management PLC	949,110	5,072,732

Media 0.9%
ION Media Networks, Inc. (d)(g)(h)(i)	12	5,215
Pearson PLC	300,520	3,991,170
Shaw Communications, Inc. Class B	235,920	4,898,461
Vivendi S.A.	200,658	4,835,624

		13,730,470

Mining 0.5%
BHP Billiton, Ltd.	207,140	3,400,319
Rio Tinto PLC	120,720	4,389,213

		7,789,532

Miscellaneous—Manufacturing 0.3%
Siemens A.G. Registered	46,420	4,670,688

Oil & Gas 3.4%
ConocoPhillips	142,420	7,598,107
Exxon Mobil Corp.	69,005	5,709,474
Occidental Petroleum Corp.	125,330	9,342,098
Royal Dutch Shell PLC Class A, Sponsored ADR	177,495	9,311,388
Statoil ASA	601,085	9,635,187
Total S.A.	202,138	9,812,600

		51,408,854

	Shares	Value
Oil & Gas Services 0.3%
Amec Foster Wheeler PLC	415,700	$4,556,392

Pharmaceuticals 2.4%
AstraZeneca PLC, Sponsored ADR	285,440	9,102,682
GlaxoSmithKline PLC	466,820	10,111,074
Merck & Co., Inc.	89,359	4,884,363
Pfizer, Inc.	124,120	4,197,738
Roche Holding A.G.	17,335	4,705,327
Sanofi	40,575	4,098,192

		37,099,376

Pipelines 1.2%
Enterprise Products Partners, L.P.	271,850	7,511,215
♦Kinder Morgan, Inc.	379,485	10,378,915

		17,890,130

Real Estate Investment Trusts 2.4%
Corrections Corporation of America	242,665	6,915,953
♦Iron Mountain, Inc.	305,455	9,359,141
Unibail-Rodamco S.E.	33,190	9,273,988
Welltower, Inc.	168,650	10,940,325

		36,489,407

Retail 0.5%
McDonald’s Corp.	73,442	8,243,864

Savings & Loans 0.3%
People’s United Financial, Inc.	303,990	4,848,640

Semiconductors 1.1%
Microchip Technology, Inc.	105,580	5,098,458
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	237,340	5,211,987
Texas Instruments, Inc.	111,660	6,333,355

		16,643,800

Software 0.3%
Microsoft Corp.	81,668	4,299,003

Telecommunications 6.7%
♦AT&T, Inc.	374,487	12,549,059
♦BCE, Inc.	287,770	12,438,636
♦CenturyLink, Inc.	318,741	8,991,684
Deutsche Telekom A.G. Registered	281,130	5,257,005
♦Rogers Communications, Inc. Class B	297,250	11,827,713
Singapore Telecommunications, Ltd.	1,658,415	4,711,608
Swisscom A.G. Registered	18,513	9,551,955
Telstra Corp., Ltd.	2,061,530	7,938,415
TELUS Corp.	156,246	5,214,573
♦Verizon Communications, Inc.	259,204	12,151,484
Vodafone Group PLC	3,560,098	11,758,564

		102,390,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Transportation 0.3%
Deutsche Post A.G. Registered	169,010	$5,031,011

Total Common Stocks (Cost $667,558,072)		679,361,400

	Principal Amount
Short-Term Investment 11.4%
Repurchase Agreement 11.4%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $174,214,112 (Collateralized by United States Treasury and Government Agency securities with rates between 1.50% and 1.70% and maturity dates between 11/30/19 and 2/26/20, with a Principal Amount of $176,030,000 and a Market Value of $177,707,545)	$174,214,112	174,214,112

Total Short-Term Investment (Cost $174,214,112)		174,214,112

Total Investments (Cost $1,505,738,489) (j)	97.6%	1,498,758,997
Other Assets, Less Liabilities	2.4	37,030,132
Net Assets	100.0%	$1,535,789,129
‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2015.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $668,546, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2015.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2015.

(g)	Illiquid security—As of October 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $436,336, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	Non-income producing security.

(i)	Restricted security.

(j)	As of October 31, 2015, cost was $1,504,762,463 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$77,095,027
Gross unrealized depreciation	(83,098,493)

Net unrealized depreciation	$(6,003,466)

As of October 31, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	CAD	22,331,000	$16,841,954	$(233,451)
Euro vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	EUR	76,050,000	85,393,503	1,743,441
Pound Sterling vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	GBP	34,524,000	53,261,901	46,557
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$1,556,547

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,526)	December 2015	$(333,669,437)	$192,452
Euro Stoxx 50	2,100	December 2015	78,584,310	5,492,227
Nikkei 225	605	December 2015	47,329,079	2,416,106
Standard & Poor’s 500 Index Mini	1,775	December 2015	184,040,875	10,982,746
United States Treasury Bond	52	December 2015	8,134,750	(61,864)

			$(15,580,423)	$19,021,667

1.	As of October 31, 2015, cash in the amount of $21,613,904 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,554,020	$—	$7,554,020
Convertible Bonds	—	3,498,700	—	3,498,700
Corporate Bonds	—	563,486,675	—	563,486,675
Foreign Bonds	—	3,719,858	—	3,719,858
Loan Assignments	—	61,598,141	—	61,598,141
Mortgage-Backed Securities (b)	—	4,561,671	431,121	4,992,792
U.S. Government & Federal Agencies	—	333,299	—	333,299

Total Long-Term Bonds	—	644,752,364	431,121	645,183,485

Common Stocks (c)	679,356,185	—	5,215	679,361,400
Short-Term Investment
Repurchase Agreement	—	174,214,112	—	174,214,112

Total Investments in Securities	679,356,185	818,966,476	436,336	1,498,758,997

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	1,789,998	—	1,789,998
Futures Contracts Long (d)	18,891,079	—	—	18,891,079
Futures Contracts Short (d)	192,452	—	—	192,452

Total Other Financial Instruments	19,083,531	1,789,998	—	20,873,529

Total Investments in Securities and Other Financial Instruments	$698,439,716	$820,756,474	$436,336	$1,519,632,526

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2015 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (d)	$—	$(233,451)	$—	$(233,451)
Futures Contracts Long (d)	(61,864)	—	—	(61,864)

Total Other Financial Instruments	$(61,864)	$(233,451)	$—	$(295,315)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $431,121 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $5,215 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended October 31, 2015, a corporate bond with a total value of $253,923 was transferred from Level 3 to Level 2. The transfer occurred as a result of the corporate bond using observable inputs for valuation measurement at October 31, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (b)
Long-Term Bonds
Corporate Bonds
Retail	$253,923	$—	$—		$—	$—	$—	$—	$(253,923)	$—	$—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	447,084	—	—		17,241	—	(33,204)	—	—	431,121	10,600
Common Stocks
Investment Company	3	—	(2	)(c)	(1)	—	—	—	—	—	—
Media	4,539	—	—		676	—	—	—	—	5,215	676

Total	$705,549	$—	$(2)		$17,916	$—	$(33,204)	$—	$(253,923)	$436,336	$11,276

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	BGP Holdings PLC was removed from the books and records on July 23, 2015.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $1,331,524,377)	$1,324,544,885
Repurchase agreement, at value (identified cost $174,214,112)	174,214,112
Cash collateral on deposit at broker	21,613,904
Cash denominated in foreign currencies (identified cost $2,618,045)	2,374,330
Cash	71,750
Receivables:
Dividends and interest	10,593,617
Fund shares sold	5,734,072
Investment securities sold	462,463
Other assets	58,220
Unrealized appreciation on foreign currency forward contracts	1,789,998

Total assets	1,541,457,351

Liabilities
Payables:
Fund shares redeemed	3,099,781
Manager (See Note 3)	792,535
Variation margin on futures contracts	631,083
NYLIFE Distributors (See Note 3)	389,754
Transfer agent (See Note 3)	368,446
Shareholder communication	68,955
Professional fees	40,152
Custodian	13,647
Trustees	3,702
Accrued expenses	16,111
Interest expense and fees payable	10,605
Unrealized depreciation on foreign currency forward contracts	233,451

Total liabilities	5,668,222

Net assets	$1,535,789,129

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$814,335
Additional paid-in capital	1,487,284,016

1,488,098,351
Undistributed net investment income	4,797,693
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	29,326,724
Net unrealized appreciation (depreciation) on investments and futures contracts	12,042,175
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,524,186

Net assets	$1,535,789,129

Class A
Net assets applicable to outstanding shares	$581,919,728

Shares of beneficial interest outstanding	30,961,904

Net asset value per share outstanding	$18.79
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.88

Investor Class
Net assets applicable to outstanding shares	$159,798,325

Shares of beneficial interest outstanding	8,498,814

Net asset value per share outstanding	$18.80
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.89

Class B
Net assets applicable to outstanding shares	$44,441,321

Shares of beneficial interest outstanding	2,352,228

Net asset value and offering price per share outstanding	$18.89

Class C
Net assets applicable to outstanding shares	$235,810,666

Shares of beneficial interest outstanding	12,501,404

Net asset value and offering price per share outstanding	$18.86

Class I
Net assets applicable to outstanding shares	$513,629,290

Shares of beneficial interest outstanding	27,109,064

Net asset value and offering price per share outstanding	$18.95

Class R2
Net assets applicable to outstanding shares	$189,799

Shares of beneficial interest outstanding	10,104

Net asset value and offering price per share outstanding	$18.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$35,183,198
Dividends (a)	31,704,878

Total income	66,888,076

Expenses
Manager (See Note 3)	9,151,839
Distribution/Service—Class A (See Note 3)	1,421,764
Distribution/Service—Investor Class (See Note 3)	406,153
Distribution/Service—Class B (See Note 3)	479,531
Distribution/Service—Class C (See Note 3)	2,039,192
Distribution/Service—Class R2 (See Note 3)	127
Transfer agent (See Note 3)	2,080,188
Shareholder communication	204,824
Registration	164,953
Custodian	153,061
Professional fees	140,977
Trustees	29,601
Shareholder service—Class R2 (See Note 3)	51
Miscellaneous	82,256

Total expenses	16,354,517

Net investment income (loss)	50,533,559

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	38,648,504
Futures transactions	(16,442,696)
Foreign currency transactions	14,341,274

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	36,547,082

Net change in unrealized appreciation (depreciation) on:
Investments	(121,746,697)
Futures contracts	17,127,426
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,876,870)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(106,496,141)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(69,949,059)

Net increase (decrease) in net assets resulting from operations	$(19,415,500)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,545,564.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$50,533,559	$43,413,822
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	36,547,082	61,011,634
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(106,496,141)	(2,898,191)

Net increase (decrease) in net assets resulting from operations	(19,415,500)	101,527,265

Dividends and distributions to shareholders:
From net investment income:
Class A	(20,260,907)	(15,815,869)
Investor Class	(5,497,054)	(5,487,828)
Class B	(1,264,373)	(1,291,195)
Class C	(5,462,078)	(2,185,507)
Class I	(18,919,025)	(13,170,530)
Class R2	(1,946)	—

	(51,405,383)	(37,950,929)

From net realized gain on investments:
Class A	(21,407,906)	(10,462,255)
Investor Class	(6,933,839)	(4,383,814)
Class B	(2,085,743)	(1,343,673)
Class C	(6,203,537)	(1,586,185)
Class I	(18,852,587)	(7,620,793)

	(55,483,612)	(25,396,720)

Total dividends and distributions to shareholders	(106,888,995)	(63,347,649)

Capital share transactions:
Net proceeds from sale of shares	665,174,116	389,526,760
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	97,104,538	58,593,814
Cost of shares redeemed	(373,579,040)	(171,556,347)

Increase (decrease) in net assets derived from capital share transactions	388,699,614	276,564,227

Net increase (decrease) in net assets	262,395,119	314,743,843

Net Assets
Beginning of year	1,273,394,010	958,650,167

End of year	$1,535,789,129	$1,273,394,010

Undistributed net investment income at end of year	$4,797,693	$5,131,389

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.51	$19.83	$17.46	$15.92	$15.58

Net investment income (loss) (a)	0.68	0.82	0.69	0.67	0.66
Net realized and unrealized gain (loss) on investments	(0.98)	0.96	2.43	1.40	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.15	0.14	(0.06)	0.14	(0.05)

Total from investment operations	(0.15)	1.92	3.06	2.21	0.96

Less dividends and distributions:
From net investment income	(0.70)	(0.72)	(0.69)	(0.67)	(0.62)
From net realized gain on investments	(0.87)	(0.52)	—	—	—

Total dividends and distributions	(1.57)	(1.24)	(0.69)	(0.67)	(0.62)

Net asset value at end of year	$18.79	$20.51	$19.83	$17.46	$15.92

Total investment return (b)	(0.81%)	10.08%	17.90%	14.16%	6.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.49%	4.06%	3.71%	4.03%	4.05%
Net expenses	1.02%	1.01%	1.04%	1.06%	1.08%
Portfolio turnover rate	30%	15%	31%	25%	33%
Net assets at end of year (in 000’s)	$581,920	$497,591	$397,101	$292,603	$242,939

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.52	$19.84	$17.46	$15.93	$15.58

Net investment income (loss) (a)	0.65	0.78	0.64	0.62	0.60
Net realized and unrealized gain (loss) on investments	(0.99)	0.95	2.44	1.39	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.15	0.14	(0.06)	0.14	(0.05)

Total from investment operations	(0.19)	1.87	3.02	2.15	0.92

Less dividends and distributions:
From net investment income	(0.66)	(0.67)	(0.64)	(0.62)	(0.57)
From net realized gain on investments	(0.87)	(0.52)	—	—	—

Total dividends and distributions	(1.53)	(1.19)	(0.64)	(0.62)	(0.57)

Net asset value at end of year	$18.80	$20.52	$19.84	$17.46	$15.93

Total investment return (b)	(0.97%)	9.83%	17.62%	13.72%	5.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.34%	3.89%	3.46%	3.73%	3.73%
Net expenses	1.18%	1.23%	1.32%	1.37%	1.40%
Portfolio turnover rate	30%	15%	31%	25%	33%
Net assets at end of year (in 000’s)	$159,798	$165,088	$168,097	$160,758	$163,168

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.61	$19.93	$17.54	$15.99	$15.64

Net investment income (loss) (a)	0.51	0.63	0.51	0.50	0.49
Net realized and unrealized gain (loss) on investments	(0.99)	0.96	2.44	1.40	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.15	0.14	(0.06)	0.14	(0.05)

Total from investment operations	(0.33)	1.73	2.89	2.04	0.79

Less dividends and distributions:
From net investment income	(0.52)	(0.53)	(0.50)	(0.49)	(0.44)
From net realized gain on investments	(0.87)	(0.52)	—	—	—

Total dividends and distributions	(1.39)	(1.05)	(0.50)	(0.49)	(0.44)

Net asset value at end of year	$18.89	$20.61	$19.93	$17.54	$15.99

Total investment return (b)	(1.70%)	8.99%	16.74%	12.87%	5.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%	3.14%	2.73%	2.99%	2.98%
Net expenses	1.93%	1.98%	2.07%	2.12%	2.15%
Portfolio turnover rate	30%	15%	31%	25%	33%
Net assets at end of year (in 000’s)	$44,441	$49,283	$51,138	$51,233	$59,225

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.58	$19.90	$17.52	$15.97	$15.62

Net investment income (loss) (a)	0.50	0.60	0.49	0.49	0.48
Net realized and unrealized gain (loss) on investments	(0.98)	0.98	2.45	1.41	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.15	0.15	(0.06)	0.14	(0.05)

Total from investment operations	(0.33)	1.73	2.88	2.04	0.79

Less dividends and distributions:
From net investment income	(0.52)	(0.53)	(0.50)	(0.49)	(0.44)
From net realized gain on investments	(0.87)	(0.52)	—	—	—

Total dividends and distributions	(1.39)	(1.05)	(0.50)	(0.49)	(0.44)

Net asset value at end of year	$18.86	$20.58	$19.90	$17.52	$15.97

Total investment return (b)	(1.70%)	9.01%	16.70%	12.96%	5.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	3.00%	2.61%	2.88%	2.98%
Net expenses	1.93%	1.98%	2.07%	2.12%	2.15%
Portfolio turnover rate	30%	15%	31%	25%	33%
Net assets at end of year (in 000’s)	$235,811	$131,023	$55,889	$22,444	$10,899

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.66	$19.97	$17.57	$16.02	$15.67

Net investment income (loss) (a)	0.73	0.87	0.74	0.72	0.70
Net realized and unrealized gain (loss) on investments	(0.98)	0.96	2.46	1.40	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.15	0.15	(0.06)	0.14	(0.05)

Total from investment operations	(0.10)	1.98	3.14	2.26	1.01

Less dividends and distributions:
From net investment income	(0.74)	(0.77)	(0.74)	(0.71)	(0.66)
From net realized gain on investments	(0.87)	(0.52)	—	—	—

Total dividends and distributions	(1.61)	(1.29)	(0.74)	(0.71)	(0.66)

Net asset value at end of year	$18.95	$20.66	$19.97	$17.57	$16.02

Total investment return (b)	(0.51%)	10.33%	18.25%	14.41%	6.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.75%	4.29%	3.97%	4.28%	4.30%
Net expenses	0.77%	0.76%	0.79%	0.81%	0.83%
Portfolio turnover rate	30%	15%	31%	25%	33%
Net assets at end of year (in 000’s)	$513,629	$430,408	$286,425	$204,611	$164,317

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

Class R2	February 27, 2015** Through October 31, 2015
Net asset value at beginning of period	$20.08

Net investment income (loss) (a)	0.36
Net realized and unrealized gain (loss) on investments	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	0.20

Total from investment operations	(0.79)

Less dividends:
From net investment income	(0.51)

Net asset value at end of period	$18.78

Total investment return (b)(c)	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.90	% ††
Net expenses	1.12	% ††
Portfolio turnover rate	30%
Net assets at end of period (in 000’s)	$190

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

33

Notes to Financial Statements (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $436,336 that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

34	MainStay Income Builder Fund

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund did not hold any securities that were valued by utilizing significant unobservable inputs.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term

35

Notes to Financial Statements (continued)

Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2015, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain

36	MainStay Income Builder Fund

obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of

37

Notes to Financial Statements (continued)

these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Concentration of Risk.  The Fund may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also invested in domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$18,891,079	$192,452	$19,083,531
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,789,998	—	—	1,789,998

Total Fair Value		$1,789,998	$18,891,079	$192,452	$20,873,529

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(61,864)	$(61,864)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(233,451)	—	—	(233,451)

Total Fair Value		$(233,451)	$—	$(61,864)	$(295,315)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38	MainStay Income Builder Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(11,029,163)	$(5,413,533)	$(16,442,696)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	14,660,659	—	—	14,660,659

Total Realized Gain (Loss)		$14,660,659	$(11,029,163)	$(5,413,533)	$(1,782,037)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$15,529,756	$1,597,670	$17,127,426
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,928,765)	—	—	(1,928,765)

Total Change in Unrealized Appreciation (Depreciation)		$(1,928,765)	$15,529,756	$1,597,670	$15,198,661

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$259,083,343	$8,134,750	$267,218,093
Futures Contracts Short	$—	$—	$(402,539,505)	$(402,539,505)
Forward Contracts Long	$59,517,387	$—	$—	$59,517,387
Forward Contracts Short	$(191,183,426)	$—	$—	$(191,183,426)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2015, the effective management fee

39

Notes to Financial Statements (continued)

rate was 0.62% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $9,151,839.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $299,374 and $22,559, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,473, $12, $61,341 and $51,515, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc.

(“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$544,529
Investor Class	414,635
Class B	122,349
Class C	520,139
Class I	478,487
Class R2	49

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$98,766,712	19.2%
Class R2	24,021	12.7

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,557,279	$48,169,328	$—	$(6,035,829)	$47,690,778

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received and partnership adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$538,128	$(4,314,818)	$3,776,690

The reclassifications for the Fund are primarily due to foreign currency gain (loss), return of capital distributions received and partnership adjustments and distributions in connection with redemption of fund shares.

40	MainStay Income Builder Fund

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$62,132,602	$37,950,929
Long-Term Capital Gain	44,756,393	25,396,720
Total	$106,888,995	$63,347,649

Note 5–Restricted Securities

As of October 31, 2015, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	10/31/15 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	12	$21	$5,215	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of U.S. government securities were $3,722 and $11,647, respectively.

Purchases and sales of securities, other than U.S. government securities and short-term securities, were $622,701 and $386,176, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	11,978,815	$232,564,766
Shares issued to shareholders in reinvestment of dividends and distributions	2,021,817	38,907,148
Shares redeemed	(7,481,252)	(142,177,899)

Net increase (decrease) in shares outstanding before conversion	6,519,380	129,294,015
Shares converted into Class A (See Note 1)	449,992	8,798,801
Shares converted from Class A (See Note 1)	(270,070)	(4,969,208)

Net increase (decrease)	6,699,302	$133,123,608

Year ended October 31, 2014:
Shares sold	6,102,756	$123,159,003
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,777	25,022,265
Shares redeemed	(4,030,407)	(81,083,512)

Net increase (decrease) in shares outstanding before conversion	3,346,126	67,097,756
Shares converted into Class A (See Note 1)	991,131	19,926,852
Shares converted from Class A (See Note 1)	(97,668)	(1,967,214)

Net increase (decrease)	4,239,589	$85,057,394

41

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	597,695	$11,699,385
Shares issued to shareholders in reinvestment of dividends and distributions	641,610	12,377,490
Shares redeemed	(928,125)	(17,999,879)

Net increase (decrease) in shares outstanding before conversion	311,180	6,076,996
Shares converted into Investor Class (See Note 1)	482,009	9,039,006
Shares converted from Investor Class (See Note 1)	(340,710)	(6,701,508)

Net increase (decrease)	452,479	$8,414,494

Year ended October 31, 2014:
Shares sold	464,140	$9,307,182
Shares issued to shareholders in reinvestment of dividends and distributions	501,246	9,822,500
Shares redeemed	(870,900)	(17,445,337)

Net increase (decrease) in shares outstanding before conversion	94,486	1,684,345
Shares converted into Investor Class (See Note 1)	354,529	7,120,150
Shares converted from Investor Class (See Note 1)	(874,995)	(17,619,193)

Net increase (decrease)	(425,980)	$(8,814,698)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	502,947	$9,852,271
Shares issued to shareholders in reinvestment of dividends and distributions	160,035	3,114,276
Shares redeemed	(382,243)	(7,404,379)

Net increase (decrease) in shares outstanding before conversion	280,739	5,562,168
Shares converted from Class B (See Note 1)	(319,725)	(6,167,091)

Net increase (decrease)	(38,986)	$(604,923)

Year ended October 31, 2014:
Shares sold	383,462	$7,723,640
Shares issued to shareholders in reinvestment of dividends and distributions	128,119	2,518,076
Shares redeemed	(314,990)	(6,331,970)

Net increase (decrease) in shares outstanding before conversion	196,591	3,909,746
Shares converted from Class B (See Note 1)	(371,103)	(7,460,595)

Net increase (decrease)	(174,512)	$(3,550,849)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	8,160,384	$160,686,108
Shares issued to shareholders in reinvestment of dividends and distributions	495,350	9,573,666
Shares redeemed	(2,521,438)	(48,605,712)

Net increase (decrease)	6,134,296	$121,654,062

Year ended October 31, 2014:
Shares sold	4,052,542	$82,122,551
Shares issued to shareholders in reinvestment of dividends and distributions	150,396	2,972,747
Shares redeemed	(644,215)	(12,956,629)

Net increase (decrease)	3,558,723	$72,138,669

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	12,690,081	$250,178,297
Shares issued to shareholders in reinvestment of dividends and distributions	1,709,758	33,131,319
Shares redeemed	(8,122,322)	(157,391,171)

Net increase (decrease)	6,277,517	$125,918,445

Year ended October 31, 2014:
Shares sold	8,231,501	$167,214,384
Shares issued to shareholders in reinvestment of dividends and distributions	921,093	18,258,226
Shares redeemed	(2,663,218)	(53,738,899)

Net increase (decrease)	6,489,376	$131,733,711

Class R2	Shares	Amount
Period ended October 31, 2015 (a):
Shares sold	10,070	$193,289
Shares issued to shareholders in reinvestment of dividends and distributions	34	639

Net increase (decrease)	10,104	$193,928

(a)	Inception date was February 27, 2015.

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

42	MainStay Income Builder Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

44	MainStay Income Builder Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $48,533,083 as long term capital distribution.

For the fiscal year ended October 31, 2015, the Fund designated approximately $36,468,337 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 22.3% to arrive at the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

45

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

48	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

49

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay Income Builder Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673698 MS291-15	MSIB11-12/15 (NYLIM) NL216

MainStay Global High Income Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–11.70 –7.54%	1.37 2.31%	5.40 5.89%	1.17 1.17%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–11.81 –7.66	1.23 2.16	5.28 5.76	1.34 1.34
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–12.57 –8.36	1.09 1.39	4.97 4.97	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–9.28 –8.43	1.39 1.39	4.98 4.98	2.09 2.09
Class I Shares[4]	No Sales Charge		–7.30	2.56	6.15	0.92

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	0.39%	4.91%	7.34%
Average Lipper Emerging Markets Hard Currency Debt Fund[6]	–4.91	2.85	6.12

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The Average Lipper Emerging Markets Hard Currency Debt Fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$971.50	$6.16	$1,019.00	$6.31

Investor Class Shares	$1,000.00	$970.80	$7.05	$1,018.00	$7.22

Class B Shares	$1,000.00	$967.40	$10.76	$1,014.30	$11.02

Class C Shares	$1,000.00	$966.40	$10.76	$1,014.30	$11.02

Class I Shares	$1,000.00	$972.70	$4.92	$1,020.20	$5.04

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Class A, 1.42% for Investor Class, 2.17% for Class B and Class C and 0.99% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2015 (Unaudited)

Russia	8.1%
Turkey	7.8
Mexico	7.5
Brazil	6.2
Indonesia	5.8
Kazakhstan	5.4
Peru	5.4
Hungary	4.0
Paraguay	3.6
United States	3.6
Venezuela	3.6
Sri Lanka	3.5
India	2.7
Costa Rica	2.2
Georgia	2.2
Dominican Republic	2.0
Panama	2.0
Uruguay	1.9
China	1.6
El Salvador	1.6
Ireland	1.6

United Arab Emirates	1.4%
Colombia	1.2
Croatia	1.2
Gabon	1.2
Vietnam	1.2
Belarus	1.1
Guatemala	1.1
Nigeria	1.1
Ghana, Africa	0.9
Senegal	0.7
Argentina	0.6
Czech Republic	0.6
France	0.6
Pakistan	0.6
Chile	0.5
Hong Kong	0.5
Kenya	0.5
Jamaica	0.4
Ukraine	0.3
Other Assets, Less Liabilities	2.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	KazMunayGas National Co., 4.40%–5.75%, due 4/30/23–4/30/43

2.	Republic of Turkey, 6.00%–7.375%, due 2/5/25–1/14/41

3.	Hungary Government International Bond, 6.25%–7.625%, due 1/29/20–3/29/41

4.	Peruvian Government International Bond, 7.35%, due 7/21/25

5.	Republic of Sri Lanka, 6.25%, due 10/4/20

6.	Petroleos Mexicanos, 5.625%–6.50%, due 6/2/41–1/23/46

7.	Pertamina Persero PT, 5.625%, due 5/20/43

8.	Turkey Government Bond, 7.10%–9.00%, due 3/8/17–3/8/23

9.	Republic of Venezuela, 9.25%, due 5/7/28

10.	Republic of Paraguay, 6.10%, due 8/11/44

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Global High Income Fund returned –7.54% for Class A shares, –7.66% for Investor Class shares, –8.36% for Class B shares and –8.43% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned –7.30%. For the 12 months ended October 31, 2015, all share classes underperformed the 0.39% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index, and the –4.91% return of the Average Lipper2 Emerging Markets Hard Currency Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s higher beta3 bias, overweight position in emerging-market corporate issues and shorter duration4 posture than the JPMorgan EMBI Global Diversified Index negatively affected the Fund’s relative performance during the reporting period. Over the reporting period, lower-quality debt generally underperformed higher-quality debt, and emerging-market corporate bonds generally underperformed emerging-market sovereign bonds.

Price declines in energy and commodities continued to challenge countries that produce oil, gas, coal, iron ore, bauxite, copper and other materials that were previously in high demand by China. This dynamic had a negative effect on select positions held by the Fund in Venezuela and Russia. In Ukraine, a restructuring deal was reached that was much friendlier to creditors than had been anticipated, and the deal provided at least a short-term boost to bond valuations.

Brazilian corporate bonds remained under pressure as the country faced multiple challenges, including lower commodity prices, worsening government finances and the potential for major political upheaval. These concerns resulted in ratings downgrades by the major credit agencies for Brazilian sovereign debt, which detracted from performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was modestly shorter than that of the JPMorgan EMBI Global Diversified Index, as we sought to reduce the Fund’s interest-rate sensitivity relative to the Index. This was achieved in part by increasing the Fund’s exposure to lower-quality credits that we felt offered better opportunities for risk-adjusted returns. (Lower-quality credits tend to be less sensitive to interest-rate changes than sovereign bonds.) As of October 31, 2015, the Fund’s effective duration was 6.3 years compared to 6.7 years for the JPMorgan EMBI Global Diversified Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, there were many events that had to be considered in positioning the Fund. Among these were inconsistent economic data, global central bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve.5 In our opinion, lending growth and improving sentiment pointed toward a sustainable rebound in Europe. On the other hand, we believed that weakness in emerging-market economies—especially among commodity-sensitive companies in Latin America—was likely to continue.

As idiosyncratic risks rose, we made moderate adjustments to the Fund’s positioning. Specifically, we elected to pare back some of the Fund’s higher-beta, weaker credit positions, including applicable issues in developing markets. We also took advantage of an active new-issue calendar while moving up the capital structure on a selective basis.

How was the Fund affected by shifting currency values during the reporting period?

During the reporting period, a substantial portion of the Fund’s assets were invested in dollar-denominated bonds, so the impact of shifting currency values on the Fund was minimal.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

The strongest positive contributors to the Fund’s absolute performance during the reporting period were long-dated investment-grade securities, such as bonds issued by Indonesian-government-owned company Pertamina Persero maturing in 2043 and Panamanian bonds maturing in 2036. (Contributions take weightings and total returns into account.)

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

The Fund’s Ukrainian sovereign bonds detracted the most from the Fund’s absolute performance during the reporting period, as a restructuring became unavoidable. The Fund’s Venezuelan positions suffered as a result of increasing government dysfunction and a collapse in oil prices.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we purchased long-dated bonds from Indonesia, Hungary, Costa Rica, China and Mexico as we sought to increase the Fund’s duration and bring it closer to that of the JPMorgan EMBI Global Diversified Index. These trades detracted slightly from the Fund’s performance; but we believed that they would limit the Fund’s duration risk going forward. We also exited positions in some of the Fund’s oil-related securities, including Colombian producer Pacific Rubiales, Russian producer Lukoil and Georgian oil and gas distributer Georgian Oil and Gas.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund’s sector weightings remained largely unchanged during the reporting period. One notable exception was a reduced exposure to commodity-sensitive securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in corporate bonds and an underweight position relative to the Index in sovereign debt. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Europe and Latin America and underweight positions in Asia and the Middle East.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Long-Term Bonds 94.5%† Corporate Bonds 46.7%
Brazil 5.1%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	$2,000,000	$1,985,000
Banco Do Brasil S.A. 9.25%, due 10/29/49 (a)(b)	1,000,000	708,750
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (a)	2,250,000	2,221,875
Petrobras Global Finance B.V. 6.85%, due 6/5/49	1,000,000	686,200
Petrobras International Finance Co. S.A. 5.375%, due 1/27/21	3,000,000	2,441,250
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,800,000	1,465,380

		9,508,455

Chile 0.5%
VTR Finance B.V. 6.875%, due 1/15/24 (a)	1,000,000	967,500

China 1.6%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34 (a)	2,000,000	1,907,740
Country Garden Holdings Co., Ltd. 7.50%, due 1/10/23 (a)	1,000,000	1,036,426

		2,944,166

Colombia 1.2%
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (a)	2,500,000	2,231,250

Czech Republic 0.6%
CE Energy A.S. 7.00%, due 2/1/21 (a)	EUR1,000,000	1,131,265

France 0.6%
CGG S.A. 6.875%, due 1/15/22	$2,000,000	1,130,000

Georgia 1.0%
Georgian Oil & Gas Corp. 6.875%, due 5/16/17 (a)	1,800,000	1,806,120

Guatemala 1.1%
Industrial Senior Trust 5.50%, due 11/1/22 (a)	2,200,000	2,005,025

	Principal Amount	Value
Hong Kong 0.5%
MCE Finance, Ltd. 5.00%, due 2/15/21 (a)	$1,000,000	$936,300

India 2.7%
Bharti Airtel International Netherlands B.V. Series Reg S 5.125%, due 3/11/23	2,000,000	2,121,616
Reliance Holding USA, Inc. 5.40%, due 2/14/22 (a)	2,000,000	2,192,972
Vedanta Resources PLC 8.25%, due 6/7/21 (a)	1,005,000	804,000

		5,118,588

Indonesia 4.3%
♦Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	5,571,050
Perusahaan Listrik Negara PT Series Reg S 5.25%, due 10/24/42	3,000,000	2,467,500

		8,038,550

Ireland 1.6%
UT2 Funding PLC 5.321%, due 6/30/16	EUR2,700,000	3,001,407

Kazakhstan 5.4%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	$1,000,000	977,000
♦KazMunayGas National Co.
4.40%, due 4/30/23 (a)	6,000,000	5,280,000
5.75%, due 4/30/43 (a)	5,000,000	3,848,760

		10,105,760

Mexico 7.5%
Cemex Finance LLC 6.00%, due 4/1/24 (a)	3,000,000	2,865,000
Comision Federal de Electricidad 4.875%, due 1/15/24 (a)	2,000,000	2,045,000
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)	2,500,000	2,603,822
♦Petroleos Mexicanos
5.625%, due 1/23/46 (a)	3,000,000	2,586,900
6.50%, due 6/2/41	4,000,000	3,839,200

		13,939,922

Paraguay 1.4%
Banco Continental S.A.E. 8.875%, due 10/15/17 (a)	2,500,000	2,535,963

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Peru 1.4%
BBVA Banco Continental S.A. 5.00%, due 8/26/22 (a)	$2,500,000	$2,631,250

Russia 6.4%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	3,500,000	3,710,000
Lukoil International Finance B.V. 6.656%, due 6/7/22 (a)	1,000,000	1,050,000
Metalloinvest Finance, Ltd. Series Reg S 5.625%, due 4/17/20	2,000,000	1,905,000
Novatek OAO via Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)	2,000,000	2,045,000
VimpelCom Holdings B.V. 7.504%, due 3/1/22 (a)	3,000,000	3,157,500

		11,867,500

Turkey 0.8%
Arcelik A.S. 5.00%, due 4/3/23 (a)	1,500,000	1,404,300

Ukraine 0.3%
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (a)	710,000	566,225

United Arab Emirates 1.4%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (a)	2,750,000	2,701,875

Venezuela 1.3%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	5,000,000	2,487,500

Total Corporate Bonds (Cost $96,347,195)		87,058,921

Government & Federal Agencies 47.7%
Argentina 0.6%
City of Buenos Aires Argentina 8.95%, due 2/19/21 (a)	1,000,000	1,055,000

Belarus 1.1%
Republic of Belarus Series Reg S 8.95%, due 1/26/18	2,000,000	2,061,520

	Principal Amount	Value
Brazil 1.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/23	BRL11,000,000	$2,178,544

Costa Rica 2.2%
Costa Rica Government International Bond 7.158%, due 3/12/45 (a)	$2,000,000	1,805,000
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)	3,000,000	2,313,750

		4,118,750

Croatia 1.2%
Republic of Croatia 6.375%, due 3/24/21 (a)	2,000,000	2,152,500

Dominican Republic 2.0%
Dominican Republic Series Reg S 7.50%, due 5/6/21	3,500,000	3,806,250

El Salvador 1.6%
El Salvador Government International Bond 7.75%, due 1/24/23 (a)	3,000,000	3,045,000

Gabon 1.2%
Gabonese Republic 6.375%, due 12/12/24 (a)	2,596,000	2,232,560

Georgia 1.2%
Republic of Georgia Series Reg S 6.875%, due 4/12/21	2,000,000	2,133,500

Ghana 0.9%
Republic of Ghana 7.875%, due 8/7/23 (a)	2,010,344	1,724,513

Hungary 4.0%
♦Hungary Government International Bond
6.25%, due 1/29/20	4,250,000	4,797,867
7.625%, due 3/29/41	2,000,000	2,727,280

		7,525,147

Indonesia 1.5%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)	3,000,000	2,813,235

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Government & Federal Agencies (continued)
Jamaica 0.4%
Jamaica Government 8.00%, due 6/24/19	$650,000	$708,500

Kenya 0.5%
Kenya Government International Bond 6.875%, due 6/24/24 (a)	1,000,000	927,250

Nigeria 1.1%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21	2,000,000	1,970,500

Pakistan 0.6%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)	1,000,000	1,067,784

Panama 2.0%
Republic of Panama 6.70%, due 1/26/36	3,058,000	3,784,275

Paraguay 2.2%
♦Republic of Paraguay 6.10%, due 8/11/44 (a)	4,000,000	4,060,000

Peru 4.0%
♦Peruvian Government International Bond 7.35%, due 7/21/25	5,800,000	7,482,000

Russia 1.7%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB230,000,000	3,077,451

Senegal 0.7%
Republic of Senegal 8.75%, due 5/13/21 (a)	$1,250,000	1,342,500

Sri Lanka 3.5%
♦Republic of Sri Lanka 6.25%, due 10/4/20 (a)	6,500,000	6,526,000

Turkey 7.0%
♦Republic of Turkey
6.00%, due 1/14/41	5,000,000	5,256,000
7.375%, due 2/5/25	2,225,000	2,661,256

	Principal Amount	Value
Turkey (continued)
♦Turkey Government Bond
7.10%, due 3/8/23	TRY6,750,000	$2,009,673
9.00%, due 3/8/17	9,400,000	3,182,342

		13,109,271

Uruguay 1.9%
Republica Orient Uruguay 4.375%, due 12/15/28	UYU117,939,752	3,527,968

Venezuela 2.3%
♦Republic of Venezuela Series Reg S 9.25%, due 5/7/28	$11,095,000	4,354,788

Vietnam 1.2%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)	2,000,000	2,215,568

Total Government & Federal Agencies (Cost $101,161,267)		89,000,374

Total Long-Term Bonds (Cost $197,508,462)		176,059,295

Short-Term Investment 3.6%
Repurchase Agreement 3.6%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $6,724,620 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $6,860,000 and a Market Value of $6,860,000)	6,724,620	6,724,620

Total Short-Term Investment (Cost $6,724,620)		6,724,620

Total Investments (Cost $204,233,082) (c)	98.0%	182,783,915
Other Assets, Less Liabilities	2.0	3,663,009
Net Assets	100.0%	$186,446,924

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

(c)	As of October 31, 2015, cost was $204,233,082 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$4,228,856
Gross unrealized depreciation	(25,678,023)

Net unrealized depreciation	$(21,449,167)

As of October 31, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	12/3/15	Barclays Bank PLC	BRL	10,000,000		$2,499,750	$67,460
Euro vs. U.S. Dollar	12/3/15	HSBC Bank USA	EUR	6,000,000		6,772,350	(171,988)
Indonesian Rupiah vs. U.S. Dollar	12/3/15	HSBC Bank USA	IDR	26,600,000,000		1,938,776	(12,286)
Polish Zloty vs. Euro	12/3/15	HSBC Bank USA	PLN	11,200,000	EUR	2,667,302	(38,774)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Brazilian Real vs. U.S. Dollar	12/3/15	Barclays Bank PLC	BRL	10,000,000		$2,992,668	425,458
Euro vs. U.S. Dollar	12/3/15	HSBC Bank USA	EUR	9,000,000		10,055,610	155,067
Pound Sterling vs. U.S. Dollar	12/3/15	HSBC Bank USA	GBP	2,000,000		3,097,360	14,721
Net unrealized appreciation (depreciation) on foreign currency forward contracts							$439,658

The following abbreviations are used in the preceding pages:

BRL—Brazilian Real

EUR—Euro

GBP—British Pound Sterling

IDR—Indonesian Rupiah

PLN—Polish Zloty

RUB—New Russian Ruble

TRY—Turkish Lira

UYU—Uruguayam Peso

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$87,058,921	$—	$87,058,921
Government & Federal Agencies	—	89,000,374	—	89,000,374

Total Long-Term Bonds	—	176,059,295	—	176,059,295

Short-Term Investment
Repurchase Agreement	—	6,724,620	—	6,724,620

Total Investments in Securities	—	182,783,915	—	182,783,915

Other Financial Instruments
Foreign Currency Forward Contract (b)	—	662,706	—	662,706

Total Investments in Securities and Other Financial Instruments	$—	$183,446,621	$—	$183,446,621

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contract (b)	$—	$(223,048)	$—	$(223,048)

Total Other Financial Instruments	$—	$(223,048)	$—	$(223,048)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2015 the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $204,233,082)	$182,783,915
Cash	1,050,911
Cash denominated in foreign currencies (identified cost $275,659)	282,583
Receivables:
Interest	3,428,466
Fund shares sold	326,024
Other assets	29,749
Unrealized appreciation on foreign currency forward contracts	662,706

Total assets	188,564,354

Liabilities
Payables:
Investment securities purchased	1,050,911
Fund shares redeemed	395,705
Manager (See Note 3)	113,800
Transfer agent (See Note 3)	70,715
NYLIFE Distributors (See Note 3)	64,762
Professional fees	24,696
Shareholder communication	14,223
Custodian	3,135
Trustees	453
Accrued expenses	4,638
Dividend payable	151,344
Unrealized depreciation on foreign currency forward contracts	223,048

Total liabilities	2,117,430

Net assets	$186,446,924

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$194,725
Additional paid-in capital	218,435,497

218,630,222
Distributions in excess of net investment income	(576,802)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,593,811)
Net unrealized appreciation (depreciation) on investments	(21,449,167)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	436,482

Net assets	$186,446,924

Class A
Net assets applicable to outstanding shares	$98,573,268

Shares of beneficial interest outstanding	10,267,839

Net asset value per share outstanding	$9.60
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$10.05

Investor Class
Net assets applicable to outstanding shares	$25,129,872

Shares of beneficial interest outstanding	2,595,539

Net asset value per share outstanding	$9.68
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.14

Class B
Net assets applicable to outstanding shares	$8,110,804

Shares of beneficial interest outstanding	859,025

Net asset value and offering price per share outstanding	$9.44

Class C
Net assets applicable to outstanding shares	$37,807,622

Shares of beneficial interest outstanding	3,999,264

Net asset value and offering price per share outstanding	$9.45

Class I
Net assets applicable to outstanding shares	$16,825,358

Shares of beneficial interest outstanding	1,750,879

Net asset value and offering price per share outstanding	$9.61

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$16,020,581

Expenses
Manager (See Note 3)	1,562,653
Distribution/Service—Class A (See Note 3)	274,337
Distribution/Service—Investor Class (See Note 3)	62,489
Distribution/Service—Class B (See Note 3)	95,263
Distribution/Service—Class C (See Note 3)	440,987
Transfer agent (See Note 3)	445,545
Registration	85,422
Professional fees	76,632
Shareholder communication	42,354
Custodian	36,857
Trustees	4,122
Miscellaneous	12,525

Total expenses	3,139,186

Net investment income (loss)	12,881,395

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(13,102,771)
Foreign currency transactions	184,743

Net realized gain (loss) on investments and foreign currency transactions	(12,918,028)

Net change in unrealized appreciation (depreciation) on:
Investments	(20,742,177)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	264,599

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(20,477,578)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(33,395,606)

Net increase (decrease) in net assets resulting from operations	$(20,514,211)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,881,395	$15,881,624
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(12,918,028)	6,552,220
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(20,477,578)	(10,599,271)

Net increase (decrease) in net assets resulting from operations	(20,514,211)	11,834,573

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,877,345)	(8,048,453)
Investor Class	(1,500,044)	(1,483,552)
Class B	(518,158)	(637,312)
Class C	(2,408,638)	(2,914,424)
Class I	(1,867,520)	(2,174,069)

	(13,171,705)	(15,257,810)

From net realized gain on investments:
Class A	(2,501,548)	(394,186)
Investor Class	(521,541)	(73,982)
Class B	(226,277)	(39,130)
Class C	(1,063,929)	(179,587)
Class I	(766,119)	(97,969)

	(5,079,414)	(784,854)

From return of capital:
Class A	(641,964)	—
Class Inv	(149,976)	—
Class B	(55,741)	—
Class C	(257,923)	—
Class I	(152,478)	—

	(1,258,082)	—

Total dividends and distributions to shareholders	(19,509,201)	(16,042,664)

Capital share transactions:
Net proceeds from sale of shares	31,891,380	75,401,872
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,588,807	12,511,591
Cost of shares redeemed	(90,178,570)	(122,883,639)

Increase (decrease) in net assets derived from capital share transactions	(42,698,383)	(34,970,176)

Net increase (decrease) in net assets	(82,721,795)	(39,178,267)

Net Assets
Beginning of year	269,168,719	308,346,986

End of year	$186,446,924	$269,168,719

Undistributed (distributions in excess of) net investment income at end of year	$(576,802)	$1,309,066

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.38	$11.52	$12.62	$11.83	$12.42

Net investment income (loss) (a)	0.62	0.68	0.68	0.62	0.60
Net realized and unrealized gain (loss) on investments	(1.51)	(0.14)	(0.93)	1.11	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	(0.87)	0.54	(0.24)	1.75	0.22

Less dividends and distributions:
From net investment income	(0.63)	(0.65)	(0.86)	(0.64)	(0.65)
From net realized gain on investments	(0.22)	(0.03)	—	(0.32)	(0.16)
From return of capital	(0.06)	—	—	—	—

Total dividends and distributions	(0.91)	(0.68)	(0.86)	(0.96)	(0.81)

Net asset value at end of year	$9.60	$11.38	$11.52	$12.62	$11.83

Total investment return (b)	(7.54%)	4.85%	(1.98%)	15.68%	1.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.18%	5.88%	5.58%	5.22%	5.03%
Net expenses	1.23%	1.17%	1.16%	1.17%	1.22%
Portfolio turnover rate	19%	20%	36%	31%	65%
Net assets at end of year (in 000’s)	$98,573	$132,654	$152,832	$179,430	$144,272

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.46	$11.60	$12.71	$11.90	$12.49

Net investment income (loss) (a)	0.61	0.66	0.67	0.61	0.59
Net realized and unrealized gain (loss) on investments	(1.52)	(0.14)	(0.94)	1.12	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	(0.89)	0.52	(0.26)	1.75	0.21

Less dividends and distributions:
From net investment income	(0.61)	(0.63)	(0.85)	(0.62)	(0.64)
From net realized gain on investments	(0.22)	(0.03)	—	(0.32)	(0.16)
From return of capital	(0.06)	—	—	—	—

Total dividends and distributions	(0.89)	(0.66)	(0.85)	(0.94)	(0.80)

Net asset value at end of year	$9.68	$11.46	$11.60	$12.71	$11.90

Total investment return (b)	(7.66%)	4.64%	(2.18%)	15.52%	1.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.01%	5.71%	5.49%	5.10%	4.93%
Net expenses	1.41%	1.34%	1.30%	1.29%	1.32%
Portfolio turnover rate	19%	20%	36%	31%	65%
Net assets at end of year (in 000’s)	$25,130	$27,033	$27,918	$27,165	$23,439

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.20	$11.35	$12.45	$11.68	$12.28

Net investment income (loss) (a)	0.52	0.56	0.56	0.51	0.49
Net realized and unrealized gain (loss) on investments	(1.48)	(0.13)	(0.91)	1.09	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	(0.94)	0.43	(0.34)	1.62	0.11

Less dividends and distributions:
From net investment income	(0.54)	(0.55)	(0.76)	(0.53)	(0.55)
From net realized gain on investments	(0.22)	(0.03)	—	(0.32)	(0.16)
From return of capital	(0.06)	—	—	—	—

Total dividends and distributions	(0.82)	(0.58)	(0.76)	(0.85)	(0.71)

Net asset value at end of year	$9.44	$11.20	$11.35	$12.45	$11.68

Total investment return (b)	(8.36%)	3.87%	(2.89%)	14.60%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.24%	4.97%	4.70%	4.35%	4.18%
Net expenses	2.16%	2.09%	2.05%	2.04%	2.07%
Portfolio turnover rate	19%	20%	36%	31%	65%
Net assets at end of year (in 000’s)	$8,111	$12,109	$15,290	$20,101	$21,961

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.22	$11.37	$12.46	$11.69	$12.29

Net investment income (loss) (a)	0.52	0.56	0.56	0.51	0.49
Net realized and unrealized gain (loss) on investments	(1.49)	(0.13)	(0.90)	1.09	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	(0.95)	0.43	(0.33)	1.62	0.11

Less dividends and distributions:
From net investment income	(0.54)	(0.55)	(0.76)	(0.53)	(0.55)
From net realized gain on investments	(0.22)	(0.03)	—	(0.32)	(0.16)
From return of capital	(0.06)	—	—	—	—

Total dividends and distributions	(0.82)	(0.58)	(0.76)	(0.85)	(0.71)

Net asset value at end of year	$9.45	$11.22	$11.37	$12.46	$11.69

Total investment return (b)	(8.43%)	3.87%	(2.80%)	14.59%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.24%	4.97%	4.69%	4.35%	4.18%
Net expenses	2.16%	2.09%	2.05%	2.04%	2.07%
Portfolio turnover rate	19%	20%	36%	31%	65%
Net assets at end of year (in 000’s)	$37,808	$56,199	$68,629	$91,002	$80,351

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.39	$11.53	$12.63	$11.84	$12.43

Net investment income (loss) (a)	0.65	0.71	0.71	0.66	0.63
Net realized and unrealized gain (loss) on investments	(1.52)	(0.14)	(0.93)	1.10	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	(0.85)	0.57	(0.21)	1.78	0.25

Less dividends and distributions:
From net investment income	(0.65)	(0.68)	(0.89)	(0.67)	(0.68)
From net realized gain on investments	(0.22)	(0.03)	—	(0.32)	(0.16)
From return of capital	(0.06)	—	—	—	—

Total dividends and distributions	(0.93)	(0.71)	(0.89)	(0.99)	(0.84)

Net asset value at end of year	$9.61	$11.39	$11.53	$12.63	$11.84

Total investment return (b)	(7.30%)	5.11%	(1.73%)	15.95%	2.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.38%	6.13%	5.86%	5.47%	5.31%
Net expenses	0.98%	0.92%	0.91%	0.92%	0.97%
Portfolio turnover rate	19%	20%	36%	31%	65%
Net assets at end of year (in 000’s)	$16,825	$41,174	$43,678	$48,852	$36,027

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

22	MainStay Global High Income Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

23

Notes to Financial Statements (continued)

Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response, among other relevant factors, to market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board of Trustees.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or

24	MainStay Global High Income Fund

bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost

of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set

25

Notes to Financial Statements (continued)

forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(M)  Concentration of Risk.  The Fund’s principal investments include high yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$662,706	$662,706

Total Fair Value		$662,706	$662,706

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(223,048)	$(223,048)

Total Fair Value		$(223,048)	$(223,048)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$1,128,588	$1,128,588

Total Realized Gain (Loss)		$1,128,588	$1,128,588

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$206,414	$206,414

Total Change in Unrealized Appreciation (Depreciation)		$206,414	$206,414

26	MainStay Global High Income Fund

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$20,173,069	$20,173,069
Forward Contracts Short	$(34,602,116)	$(34,602,116)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2015, the effective management fee rate was 0.72% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $1,562,653.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of

New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,940 and $4,655, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $15, $44, $17,774 and $8,058, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$153,495
Investor Class	80,538
Class B	30,657
Class C	141,904
Class I	38,951

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$5,725,574	5.8%

27

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(10,567,325)	$(151,344)	$(21,464,629)	$(32,183,298)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of foreign forward contracts. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,595,558)	$1,595,558	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and defaulted bonds.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $10,567,325 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,345	$9,222

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$13,171,711	$15,574,034
Long-Term Capital Gain	5,079,408	468,630
Return of Capital	1,258,082	—
Total	$19,509,201	$16,042,664

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than U.S. government securities and short-term securities, were $38,550 and $86,088, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,799,031	$17,961,990
Shares issued to shareholders in reinvestment of dividends and distributions	893,305	8,785,725
Shares redeemed	(3,940,974)	(39,369,178)

Net increase (decrease) in shares outstanding before conversion	(1,248,638)	(12,621,463)
Shares converted into Class A (See Note 1)	67,815	673,223
Shares converted from Class A (See Note 1)	(211,447)	(2,045,040)

Net increase (decrease)	(1,392,270)	$(13,993,280)

Year ended October 31, 2014:
Shares sold	3,644,311	$42,186,523
Shares issued to shareholders in reinvestment of dividends and distributions	640,431	7,335,120
Shares redeemed	(6,025,634)	(69,379,886)

Net increase (decrease) in shares outstanding before conversion	(1,740,892)	(19,858,243)
Shares converted into Class A (See Note 1)	193,471	2,247,327
Shares converted from Class A (See Note 1)	(60,956)	(694,285)

Net increase (decrease)	(1,608,377)	$(18,305,201)

28	MainStay Global High Income Fund

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	232,196	$2,336,797
Shares issued to shareholders in reinvestment of dividends and distributions	215,625	2,135,643
Shares redeemed	(453,712)	(4,564,154)

Net increase (decrease) in shares outstanding before conversion	(5,891)	(91,714)
Shares converted into Investor Class (See Note 1)	297,117	2,924,492
Shares converted from Investor Class (See Note 1)	(53,620)	(537,370)

Net increase (decrease)	237,606	$2,295,408

Year ended October 31, 2014:
Shares sold	239,916	$2,784,358
Shares issued to shareholders in reinvestment of dividends and distributions	132,561	1,528,834
Shares redeemed	(427,542)	(4,921,196)

Net increase (decrease) in shares outstanding before conversion	(55,065)	(608,004)
Shares converted into Investor Class (See Note 1)	165,726	1,915,727
Shares converted from Investor Class (See Note 1)	(158,833)	(1,865,702)

Net increase (decrease)	(48,172)	$(557,979)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	108,157	$1,065,045
Shares issued to shareholders in reinvestment of dividends and distributions	70,065	677,601
Shares redeemed	(296,341)	(2,928,296)

Net increase (decrease) in shares outstanding before conversion	(118,119)	(1,185,650)
Shares converted from Class B (See Note 1)	(103,561)	(1,015,305)

Net increase (decrease)	(221,680)	$(2,200,955)

Year ended October 31, 2014:
Shares sold	95,319	$1,078,510
Shares issued to shareholders in reinvestment of dividends and distributions	49,394	556,580
Shares redeemed	(269,067)	(3,026,283)

Net increase (decrease) in shares outstanding before conversion	(124,354)	(1,391,193)
Shares converted from Class B (See Note 1)	(141,633)	(1,603,067)

Net increase (decrease)	(265,987)	$(2,994,260)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	480,190	$4,783,294
Shares issued to shareholders in reinvestment of dividends and distributions	302,893	2,932,707
Shares redeemed	(1,794,067)	(17,761,085)

Net increase (decrease)	(1,010,984)	$(10,045,084)

Year ended October 31, 2014:
Shares sold	803,844	$9,154,739
Shares issued to shareholders in reinvestment of dividends and distributions	206,954	2,335,628
Shares redeemed	(2,038,963)	(22,961,607)

Net increase (decrease)	(1,028,165)	$(11,471,240)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	575,348	$5,744,254
Shares issued to shareholders in reinvestment of dividends and distributions	107,215	1,057,131
Shares redeemed	(2,547,102)	(25,555,857)

Net increase (decrease)	(1,864,539)	$(18,754,472)

Year ended October 31, 2014:
Shares sold	1,736,065	$20,197,742
Shares issued to shareholders in reinvestment of dividends and distributions	65,849	755,429
Shares redeemed	(1,975,023)	(22,594,667)

Net increase (decrease)	(173,109)	$(1,641,496)

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

30	MainStay Global High Income Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $5,079,408 as a long term capital gain distribution.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

34	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Global High Income Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1674263 MS291-15	MSGH11-12/15 (NYLIM) NL218

MainStay International Equity Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.93 3.78%	1.73 2.89%	3.60 4.18%	1.34 1.34%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.26 3.43	1.39 2.54	3.35 3.94	1.67 1.67
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.31 2.69	1.41 1.79	3.15 3.15	2.42 2.42
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.60 2.60	1.77 1.77	3.15 3.15	2.42 2.42
Class I Shares	No Sales Charge		4.04	3.13	4.54	1.09
Class R1 Shares	No Sales Charge		3.95	3.03	4.44	1.19
Class R2 Shares	No Sales Charge		3.73	2.78	4.18	1.44
Class R3 Shares[4]	No Sales Charge		3.44	2.52	3.89	1.69

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 4.16% for Class A, 3.12% for Class B, 3.13% for Class C, 4.52% for Class I, 4.41% for Class R1, and 4.16% for Class R2 for the ten-year period ended October 31, 2015. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[5]	–4.68%	2.60%	4.16%
MSCI EAFE® Index[6]	–0.07	4.81	4.05
Average Lipper International Multi-Cap Growth Fund[7]	0.18	4.35	4.22

5.

The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI ACWI® Ex U.S. as its primary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The Average Lipper International Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$971.20	$6.56	$1,018.60	$6.72

Investor Class Shares	$1,000.00	$969.80	$8.24	$1,016.80	$8.44

Class B Shares	$1,000.00	$966.00	$11.94	$1,013.10	$12.23

Class C Shares	$1,000.00	$965.30	$11.94	$1,013.10	$12.23

Class I Shares	$1,000.00	$972.10	$5.32	$1,019.80	$5.45

Class R1 Shares	$1,000.00	$971.90	$5.82	$1,019.30	$5.95

Class R2 Shares	$1,000.00	$970.60	$7.05	$1,018.00	$7.22

Class R3 Shares	$1,000.00	$969.10	$8.34	$1,016.70	$8.54

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.32% for Class A, 1.66% for Investor Class, 2.41% for Class B and Class C, 1.07% for Class I, 1.17% for Class R1, 1.42% for Class R2 and 1.68% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2015 (Unaudited)

United Kingdom	16.0%
United States	13.4
Germany	12.6
Japan	9.6
Switzerland	6.9
China	6.4
Ireland	5.5
Spain	5.2
Sweden	4.8
Israel	3.7
India	3.6
Denmark	1.7

France	1.6%
Thailand	1.4
Brazil	1.0
Italy	1.0
Panama	1.0
Australia	0.6
Belgium	0.6
United Arab Emirates	0.4
Indonesia	0.0 ‡
Other Assets, Less Liabilities	3.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Fresenius Medical Care A.G. & Co. KGaA

2.	Perrigo Co. PLC

3.	Whitbread PLC

4.	TE Connectivity, Ltd. Registered

5.	United Internet A.G. Registered
6.	Check Point Software Technologies, Ltd.

7.	Hexagon AB Class B

8.	Wirecard A.G.

9.	CyberAgent, Inc.

10.	Grifols S.A.

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay International Equity Fund returned 3.78% for Class A shares, 3.43% for Investor Class shares, 2.69% for Class B shares and 2.60% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned 4.04%, Class R1 shares returned 3.95%, Class R2 shares returned 3.73% and Class R3 shares returned 3.44%. For the 12 months ended October 31, 2015, all share classes outperformed the –4.68% return of the MSCI ACWI® Ex U.S.1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –0.07% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, all share classes outperformed the 0.18% return of the Average Lipper2 International Multi-Cap Growth Fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI ACWI® Ex U.S. benefited from sector and country allocation and from stock selection. On a country basis, the positive effect of stock selection was driven by notable success in Germany, Japan and Spain. On a sector basis, stock selection was also positive, with information technology and materials being the largest contributors to excess return relative to the MSCI ACWI® Ex U.S. (Contributions take weightings and total return into account.) The positive effects of sector allocation were driven by an overweight position relative to the MSCI ACWI® Ex U.S. in health care and an underweight position in energy. The positive effects from country allocation were driven by an overweight position relative to the Index in Ireland and underweight positions in Canada and Australia.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. were information technology, health care and materials. Information technology and materials benefited mainly from favorable stock selection, while health care benefited from a favorable allocation effect. The Fund held overweight positions in the information technology and health care sectors, which both outperformed the MSCI ACWI® Ex U.S. The Fund held an underweight position in the materials sector, which underperformed the Index.

The sectors that detracted the most from the Fund’s performance relative to the MSCI ACWI® Ex U.S. were industrials, consumer staples and telecommunication services. Industrials and telecommunication services suffered from unfavorable stock-selection effects. From an allocation perspective, the Fund held an overweight position in the industrials sector, which outperformed the MSCI ACWI® Ex U.S. The Fund held underweight positions in the consumer staples and telecommunication services sectors, both of which outperformed the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were German Internet payment and processing services company Wirecard, German Internet access provider United Internet and German kidney dialysis equipment and services company Fresenius Medical Care. All three companies outperformed the MSCI ACWI® Ex U.S. because of strong growth and strategy execution relative to market expectations.

The most significant detractors from the Fund’s absolute performance were Panamanian airline Copa Holdings, Mexican over-the-counter pharmaceutical goods producer Genomma Lab Internacional and Brazilian health insurance and benefits provider Qualicorp. Copa Holdings underperformed because of marked weakness in select Latin American economies where the company operates. Genomma Lab Internacional underperformed after a disappointing quarterly earnings release, and we sold the position during the reporting period. Qualicorp suffered from a weakening Brazilian macro backdrop.

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Swiss connectivity and sensor solutions provider TE Connectivity and Japanese e-commerce company CyberAgent. Significant sales during the reporting period included German industrial gas and engineering provider Linde and U.K. temporary power and temperature control solutions company Aggreko.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the information technology and consumer discretionary sectors. Over the same period, the Fund reduced its exposure to the materials and industrials sectors.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. in the information technology, health care and consumer discretionary sectors. As of the same date, the Fund held underweight positions in the financials, energy and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 96.0%†
Australia 0.6%
Gateway Lifestyle (Real Estate Management & Development) (a)	87,236	$175,427
Veda Group, Ltd. (Professional Services)	910,446	1,701,006

		1,876,433

Belgium 0.6%
Ontex Group N.V. (Personal Products)	64,417	1,981,642

Brazil 1.0%
Qualicorp S.A. (Health Care Providers & Services)	738,805	3,103,458

China 6.4%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	42,587	7,983,785
Mindray Medical International, Ltd., Sponsored ADR (Health Care Equipment & Supplies)	156,831	3,760,807
NetEase, Inc., Sponsored ADR (Internet Software & Services)	63,143	9,126,058

		20,870,650

Denmark 1.7%
Novo Nordisk A/S Class B (Pharmaceuticals)	104,350	5,543,404

France 1.6%
Bureau Veritas S.A. (Professional Services)	224,867	5,086,448

Germany 12.6%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	185,176	16,675,166
♦United Internet A.G. Registered (Internet Software & Services)	252,070	13,098,559
♦Wirecard A.G. (IT Services)	215,942	11,161,840

		40,935,565

India 3.6%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	239,170	4,594,904
Lupin, Ltd. (Pharmaceuticals)	119,164	3,517,750
Yes Bank, Ltd. (Banks)	314,665	3,638,547

		11,751,201

Indonesia 0.0%‡
Media Nusantara Citra Tbk PT (Media)	540,004	70,422

Ireland 5.5%
Experian PLC (Professional Services)	553,171	9,448,670
Paddy Power PLC (Hotels, Restaurants & Leisure)	42,476	4,913,760

	Shares	Value

Ireland (continued)
Shire PLC (Pharmaceuticals)	47,736	$3,624,297

		17,986,727

Israel 3.7%
♦Check Point Software Technologies, Ltd. (Software) (a)	143,096	12,154,574

Italy 1.0%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	72,651	3,254,747

Japan 9.6%
♦CyberAgent, Inc. (Media)	268,700	11,133,670
Start Today Co., Ltd. (Internet & Catalog Retail)	229,432	7,747,869
Sysmex Corp. (Health Care Equipment & Supplies)	122,374	7,068,425
Tsuruha Holdings, Inc. (Food & Staples Retailing)	68,288	5,444,026

		31,393,990

Panama 1.0%
Copa Holdings S.A. Class A (Airlines)	64,683	3,267,785

Spain 5.2%
Almirall S.A. (Pharmaceuticals)	179,803	3,466,039
Applus Services S.A. (Professional Services)	338,808	3,017,820
♦Grifols S.A. (Biotechnology)	225,538	10,461,185

		16,945,044

Sweden 4.8%
♦Hexagon AB Class B (Electronic Equipment, Instruments & Components)	346,418	12,034,443
Svenska Handelsbanken AB Class A (Banks)	263,985	3,590,434

		15,624,877

Switzerland 6.9%
DKSH Holding A.G. (Professional Services) (a)	55,384	3,375,877
Syngenta A.G. Registered (Chemicals)	12,772	4,300,189
♦TE Connectivity, Ltd. Registered (Electronic Equipment, Instruments & Components)	205,584	13,247,833
Tecan Group A.G. (Life Sciences Tools & Services)	11,746	1,601,862

		22,525,761

Thailand 1.4%
Kasikornbank PCL (Banks)	956,944	4,641,115

United Arab Emirates 0.4%
Al Noor Hospitals Group PLC (Health Care Providers & Services)	68,948	1,249,973

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom 16.0%
Abcam PLC (Biotechnology)	349,046	$3,233,915
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	621,542	9,821,229
HomeServe PLC (Commercial Services & Supplies)	289,180	1,800,585
Intertek Group PLC (Professional Services)	92,078	3,726,119
Jardine Lloyd Thompson Group PLC (Insurance)	42,526	621,162
Johnson Matthey PLC (Chemicals)	130,998	5,220,315
Prudential PLC (Insurance)	156,944	3,675,141
SABMiller PLC (Beverages)	168,588	10,382,811
♦Whitbread PLC (Hotels, Restaurants & Leisure)	177,771	13,609,405

		52,090,682

United States 12.4%
Accenture PLC Class A (IT Services)	64,541	6,918,795
ICON PLC (Life Sciences Tools & Services) (a)	160,640	10,260,077
♦Perrigo Co. PLC (Pharmaceuticals)	86,360	13,622,426
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	3,262,200	9,680,618

		40,481,916

Total Common Stocks (Cost $270,807,511)		312,836,414

	Principal Amount	Value
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
United States 1.0%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $3,138,170 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.70% and a maturity date of 2/26/20, with a Principal Amount of $3,195,000 and a Market Value of $3,203,946) (Capital Markets)	$3,138,170	$3,138,170

Total Short-Term Investment (Cost $3,138,170)		3,138,170

Total Investments (Cost $273,945,681) (b)	97.0%	315,974,584
Other Assets, Less Liabilities	3.0	9,889,117
Net Assets	100.0%	$325,863,701

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $275,452,014 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$54,849,053
Gross unrealized depreciation	(14,326,483)

Net unrealized appreciation	$40,522,570

The following abbreviation is used in the preceding pages:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$312,836,414	$—	$—	$312,836,414
Short-Term Investment
Repurchase Agreement	—	3,138,170	—	3,138,170

Total Investments in Securities	$312,836,414	$3,138,170	$—	$315,974,584

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$3,267,785	1.0%
Banks	11,870,096	3.6
Beverages	10,382,811	3.2
Biotechnology	13,695,100	4.2
Capital Markets	3,138,170	1.0
Chemicals	9,520,504	2.9
Commercial Services & Supplies	1,800,585	0.6
Electronic Equipment, Instruments & Components	25,282,276	7.8
Food & Staples Retailing	5,444,026	1.7
Health Care Equipment & Supplies	14,083,979	4.3
Health Care Providers & Services	21,028,597	6.5
Hotels, Restaurants & Leisure	18,523,165	5.7
Insurance	4,296,303	1.3
Internet & Catalog Retail	7,747,869	2.4
Internet Software & Services	30,208,402	9.3
IT Services	18,080,635	5.5
Life Sciences Tools & Services	11,861,939	3.6
Media	11,204,092	3.4
Personal Products	1,981,642	0.6
Pharmaceuticals	29,773,916	9.1
Professional Services	26,355,940	8.1
Real Estate Management & Development	175,427	0.1
Semiconductors & Semiconductor Equipment	9,821,229	3.0
Software	12,154,574	3.7
Textiles, Apparel & Luxury Goods	9,680,618	3.0
Thrifts & Mortgage Finance	4,594,904	1.4

	315,974,584	97.0
Other Assets, Less Liabilities	9,889,117	3.0

Net Assets	$325,863,701	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $273,945,681)	$315,974,584
Cash denominated in foreign currencies (identified cost $9,968,901)	9,715,309
Receivables:
Dividends	399,153
Fund shares sold	296,639
Other assets	32,360

Total assets	326,418,045

Liabilities
Payables:
Manager (See Note 3)	243,059
Transfer agent (See Note 3)	77,550
Investment securities purchased	67,818
Foreign capital gains tax (See Note 2(C))	58,792
NYLIFE Distributors (See Note 3)	31,730
Professional fees	25,106
Fund shares redeemed	23,797
Shareholder communication	18,727
Custodian	6,124
Trustees	783
Accrued expenses	858

Total liabilities	554,344

Net assets	$325,863,701

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$241,670
Additional paid-in capital	369,132,252

369,373,922
Distributions in excess of net investment income	(613,962)
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(84,595,586)
Net unrealized appreciation (depreciation) on investments (b)	41,970,111
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(270,784)

Net assets	$325,863,701

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $58,792.

Class A
Net assets applicable to outstanding shares	$43,404,695

Shares of beneficial interest outstanding	3,213,172

Net asset value per share outstanding	$13.51
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.30

Investor Class
Net assets applicable to outstanding shares	$34,328,949

Shares of beneficial interest outstanding	2,549,449

Net asset value per share outstanding	$13.47
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.25

Class B
Net assets applicable to outstanding shares	$8,982,170

Shares of beneficial interest outstanding	734,474

Net asset value and offering price per share outstanding	$12.23

Class C
Net assets applicable to outstanding shares	$8,291,927

Shares of beneficial interest outstanding	677,889

Net asset value and offering price per share outstanding	$12.23

Class I
Net assets applicable to outstanding shares	$224,306,645

Shares of beneficial interest outstanding	16,507,352

Net asset value and offering price per share outstanding	$13.59

Class R1
Net assets applicable to outstanding shares	$3,032,381

Shares of beneficial interest outstanding	224,524

Net asset value and offering price per share outstanding	$13.51

Class R2
Net assets applicable to outstanding shares	$2,313,123

Shares of beneficial interest outstanding	170,774

Net asset value and offering price per share outstanding	$13.54

Class R3
Net assets applicable to outstanding shares	$1,203,811

Shares of beneficial interest outstanding	89,319

Net asset value and offering price per share outstanding	$13.48

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$4,978,313

Expenses
Manager (See Note 3)	2,873,163
Transfer agent (See Note 3)	463,745
Distribution/Service—Class A (See Note 3)	113,220
Distribution/Service—Investor Class (See Note 3)	86,488
Distribution/Service—Class B (See Note 3)	101,378
Distribution/Service—Class C (See Note 3)	84,977
Distribution/Service—Class R2 (See Note 3)	7,752
Distribution/Service—Class R3 (See Note 3)	6,013
Registration	99,008
Custodian	91,671
Professional fees	83,275
Shareholder communication	34,635
Shareholder service (See Note 3)	7,656
Trustees	6,319
Miscellaneous	28,524

Total expenses	4,087,824

Net investment income (loss)	890,489

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	11,651,292
Foreign currency transactions	(644,338)

Net realized gain (loss) on investments and foreign currency transactions	11,006,954

Net change in unrealized appreciation (depreciation) on:
Investments (c)	1,332,908
Translation of other assets and liabilities in foreign currencies	(170,818)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,162,090

Net realized and unrealized gain (loss) on investments and foreign currency transactions	12,169,044

Net increase (decrease) in net assets resulting from operations	$13,059,533

(a)	Dividends recorded net of foreign withholding taxes in the amount of $322,423.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $218,201.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $(552,404).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$890,489	$1,985,865
Net realized gain (loss) on investments and foreign currency transactions	11,006,954	18,518,940
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,162,090	(26,407,034)

Net increase (decrease) in net assets resulting from operations	13,059,533	(5,902,229)

Dividends to shareholders:
From net investment income:
Class A	(317,497)	(104,575)
Investor Class	(121,482)	—
Class I	(2,065,815)	(888,640)
Class R1	(30,669)	(12,291)
Class R2	(20,968)	(2,670)
Class R3	(3,390)	—

Total dividends to shareholders	(2,559,821)	(1,008,176)

Capital share transactions:
Net proceeds from sale of shares	64,841,375	79,283,562
Net asset value of shares issued to shareholders in reinvestment of dividends	2,539,275	998,817
Cost of shares redeemed	(83,909,814)	(77,096,545)

Increase (decrease) in net assets derived from capital share transactions	(16,529,164)	3,185,834

Net increase (decrease) in net assets	(6,029,452)	(3,724,571)

Net Assets
Beginning of year	331,893,153	335,617,724

End of year	$325,863,701	$331,893,153

Undistributed (distributions in excess of) net investment income at end of year	$(613,962)	$1,077,408

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.11	$13.37	$11.68	$10.82	$12.66

Net investment income (loss) (a)	0.03	0.07	0.05	0.10	0.26
Net realized and unrealized gain (loss) on investments	0.49	(0.26)	1.75	1.07	(1.63)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	0.49	(0.23)	1.79	1.17	(1.46)

Less dividends:
From net investment income	(0.09)	(0.03)	(0.10)	(0.31)	(0.38)

Net asset value at end of year	$13.51	$13.11	$13.37	$11.68	$10.82

Total investment return (b)	3.78%	(1.76%)	15.43%	11.27%	(11.96%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20%	0.51%	0.38%	0.87%	2.11%
Net expenses	1.33%	1.34%	1.40%	1.43%	1.46%
Portfolio turnover rate	42%	37%	29%	43%	80%
Net assets at end of year (in 000’s)	$43,405	$45,882	$57,948	$60,303	$72,699

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.07	$13.35	$11.66	$10.81	$12.66

Net investment income (loss) (a)	(0.02)	0.03	0.01	0.06	0.21
Net realized and unrealized gain (loss) on investments	0.50	(0.27)	1.75	1.07	(1.62)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	0.45	(0.28)	1.75	1.13	(1.50)

Less dividends:
From net investment income	(0.05)	—	(0.06)	(0.28)	(0.35)

Net asset value at end of year	$13.47	$13.07	$13.35	$11.66	$10.81

Total investment return (b)	3.43%	(2.10%)	15.07%	10.81%	(12.19%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.14%)	0.19%	0.05%	0.54%	1.77%
Net expenses	1.68%	1.67%	1.72%	1.77%	1.71%
Portfolio turnover rate	42%	37%	29%	43%	80%
Net assets at end of year (in 000’s)	$34,329	$34,377	$37,457	$34,822	$34,895

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013		2012	2011
Net asset value at beginning of year	$11.91	$12.26	$10.73		$9.95	$11.67

Net investment income (loss) (a)	(0.11)	(0.07)	(0.08)		(0.02)	0.11
Net realized and unrealized gain (loss) on investments	0.46	(0.24)	1.62		0.99	(1.49)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.01)		0.00 ‡	(0.08)

Total from investment operations	0.32	(0.35)	1.53		0.97	(1.46)

Less dividends:
From net investment income	—	—	—		(0.19)	(0.26)

Net asset value at end of year	$12.23	$11.91	$12.26		$10.73	$9.95

Total investment return (b)	2.69%	(2.85%)	14.26	% (c)	10.05%	(12.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.91%)	(0.57%)	(0.73%)		(0.22%)	1.02%
Net expenses	2.43%	2.42%	2.47%		2.52%	2.46%
Portfolio turnover rate	42%	37%	29%		43%	80%
Net assets at end of year (in 000’s)	$8,982	$11,058	$13,981		$16,186	$20,509

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.92	$12.26	$10.74	$9.96	$11.68

Net investment income (loss) (a)	(0.11)	(0.07)	(0.08)	(0.02)	0.12
Net realized and unrealized gain (loss) on investments	0.45	(0.24)	1.61	0.99	(1.50)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.03)	(0.01)	0.00 ‡	(0.08)

Total from investment operations	0.31	(0.34)	1.52	0.97	(1.46)

Less dividends:
From net investment income	—	—	—	(0.19)	(0.26)

Net asset value at end of year	$12.23	$11.92	$12.26	$10.74	$9.96

Total investment return (b)	2.60%	(2.77%)	14.15%	10.05%	(12.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.90%)	(0.57%)	(0.71%)	(0.21%)	1.07%
Net expenses	2.43%	2.42%	2.47%	2.52%	2.46%
Portfolio turnover rate	42%	37%	29%	43%	80%
Net assets at end of year (in 000’s)	$8,292	$8,383	$10,088	$11,111	$12,960

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.19	$13.45	$11.75	$10.89	$12.75

Net investment income (loss) (a)	0.06	0.11	0.08	0.13	0.26
Net realized and unrealized gain (loss) on investments	0.50	(0.27)	1.76	1.07	(1.62)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	0.53	(0.20)	1.83	1.20	(1.45)

Less dividends:
From net investment income	(0.13)	(0.06)	(0.13)	(0.34)	(0.41)

Net asset value at end of year	$13.59	$13.19	$13.45	$11.75	$10.89

Total investment return (b)	4.04%	(1.49%)	15.72%	11.45%	(11.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.79%	0.62%	1.15%	2.16%
Net expenses	1.08%	1.09%	1.14%	1.18%	1.21%
Portfolio turnover rate	42%	37%	29%	43%	80%
Net assets at end of year (in 000’s)	$224,307	$223,797	$202,289	$177,726	$184,373

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.11	$13.37	$11.67	$10.82	$12.67

Net investment income (loss) (a)	0.04	0.09	0.06	0.11	0.26
Net realized and unrealized gain (loss) on investments	0.50	(0.27)	1.76	1.07	(1.62)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	0.51	(0.22)	1.81	1.18	(1.45)

Less dividends:
From net investment income	(0.11)	(0.04)	(0.11)	(0.33)	(0.40)

Net asset value at end of year	$13.51	$13.11	$13.37	$11.67	$10.82

Total investment return (b)	3.95%	(1.63%)	15.68%	11.41%	(11.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.66%	0.49%	1.04%	2.12%
Net expenses	1.18%	1.19%	1.25%	1.28%	1.31%
Portfolio turnover rate	42%	37%	29%	43%	80%
Net assets at end of year (in 000’s)	$3,032	$3,597	$4,003	$4,677	$4,760

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.14	$13.40	$11.70	$10.84	$12.69

Net investment income (loss) (a)	0.01	0.05	0.03	0.09	0.24
Net realized and unrealized gain (loss) on investments	0.50	(0.26)	1.76	1.06	(1.63)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	0.48	(0.25)	1.78	1.15	(1.48)

Less dividends:
From net investment income	(0.08)	(0.01)	(0.08)	(0.29)	(0.37)

Net asset value at end of year	$13.54	$13.14	$13.40	$11.70	$10.84

Total investment return (b)	3.73%	(1.88%)	15.34%	11.12%	(12.09%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%	0.36%	0.26%	0.82%	2.02%
Net expenses	1.43%	1.44%	1.49%	1.53%	1.55%
Portfolio turnover rate	42%	37%	29%	43%	80%
Net assets at end of year (in 000’s)	$2,313	$3,509	$8,487	$10,545	$12,176

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.07	$13.35	$11.64	$10.79	$12.64

Net investment income (loss) (a)	(0.02)	0.02	(0.01)	0.06	0.24
Net realized and unrealized gain (loss) on investments	0.50	(0.26)	1.76	1.06	(1.65)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	0.45	(0.28)	1.74	1.12	(1.50)

Less dividends:
From net investment income	(0.04)	—	(0.03)	(0.27)	(0.35)

Net asset value at end of year	$13.48	$13.07	$13.35	$11.64	$10.79

Total investment return (b)	3.44%	(2.10%)	15.02%	10.82%	(12.28%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)	0.17%	(0.05%)	0.56%	1.98%
Net expenses	1.68%	1.69%	1.74%	1.78%	1.80%
Portfolio turnover rate	42%	37%	29%	43%	80%
Net assets at end of year (in 000’s)	$1,204	$1,291	$1,365	$2,218	$1,592

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

21

Notes to Financial Statements (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund

22	MainStay International Equity Fund

within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

23

Notes to Financial Statements (continued)

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-

party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $2,873,163.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For

24	MainStay International Equity Fund

providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$3,352
Class R2	3,101
Class R3	1,203

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $3,675 and $4,781, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,208, $71, $11,832 and $1,708, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$39,203
Investor Class	149,922
Class B	43,946
Class C	36,828
Class I	187,185
Class R1	2,912
Class R2	2,709
Class R3	1,040

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$78,395,013	34.9%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$680,143	$(84,367,024)	$(16,323)	$40,192,983	$(43,510,221)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(22,038)	$22,038	$—

25

Notes to Financial Statements (continued)

The reclassifications for the Fund are primarily due to foreign currency transactions and PFIC adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $84,367,024 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 2019	$48,774 35,593	$	— —
Total	$84,367		$—

The Fund utilized $10,984,376 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$2,559,821	$1,008,176

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $131,902 and $149,978, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	302,518	$4,092,444
Shares issued to shareholders in reinvestment of dividends and distributions	23,755	309,772
Shares redeemed	(624,933)	(8,392,693)

Net increase (decrease) in shares outstanding before conversion	(298,660)	(3,990,477)
Shares converted into Class A (See Note 1)	74,760	1,029,344
Shares converted from Class A (See Note 1)	(63,497)	(819,811)

Net increase (decrease)	(287,397)	$(3,780,944)

Year ended October 31, 2014:
Shares sold	333,842	$4,534,407
Shares issued to shareholders in reinvestment of dividends and distributions	7,789	102,186
Shares redeemed	(1,259,277)	(17,083,099)

Net increase (decrease) in shares outstanding before conversion	(917,646)	(12,446,506)
Shares converted into Class A (See Note 1)	125,799	1,750,074
Shares converted from Class A (See Note 1)	(41,472)	(552,930)

Net increase (decrease)	(833,319)	$(11,249,362)

26	MainStay International Equity Fund

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	195,518	$2,668,808
Shares issued to shareholders in reinvestment of dividends and distributions	9,279	120,881
Shares redeemed	(400,764)	(5,396,160)

Net increase (decrease) in shares outstanding before conversion	(195,967)	(2,606,471)
Shares converted into Investor Class (See Note 1)	176,655	2,322,611
Shares converted from Investor Class (See Note 1)	(62,066)	(856,812)

Net increase (decrease)	(81,378)	$(1,140,672)

Year ended October 31, 2014:
Shares sold	157,861	$2,131,298
Shares redeemed	(378,682)	(5,130,261)

Net increase (decrease) in shares outstanding before conversion	(220,821)	(2,998,963)
Shares converted into Investor Class (See Note 1)	150,088	2,033,419
Shares converted from Investor Class (See Note 1)	(104,408)	(1,455,940)

Net increase (decrease)	(175,141)	$(2,421,484)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	108,404	$1,336,817
Shares redeemed	(164,147)	(2,014,384)

Net increase (decrease) in shares outstanding before conversion	(55,743)	(677,567)
Shares converted from Class B (See Note 1)	(138,057)	(1,675,332)

Net increase (decrease)	(193,800)	$(2,352,899)

Year ended October 31, 2014:
Shares sold	123,984	$1,532,021
Shares redeemed	(193,820)	(2,400,177)

Net increase (decrease) in shares outstanding before conversion	(69,836)	(868,156)
Shares converted from Class B (See Note 1)	(142,136)	(1,774,623)

Net increase (decrease)	(211,972)	$(2,642,779)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	135,870	$1,677,175
Shares redeemed	(161,511)	(1,962,676)

Net increase (decrease)	(25,641)	$(285,501)

Year ended October 31, 2014:
Shares sold	57,318	$716,501
Shares redeemed	(176,338)	(2,169,550)

Net increase (decrease)	(119,020)	$(1,453,049)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,094,035	$54,177,807
Shares issued to shareholders in reinvestment of dividends and distributions	157,158	2,057,192
Shares redeemed	(4,713,469)	(63,115,495)

Net increase (decrease)	(462,276)	$(6,880,496)

Year ended October 31, 2014:
Shares sold	5,078,358	$69,369,377
Shares issued to shareholders in reinvestment of dividends and distributions	66,917	881,964
Shares redeemed	(3,210,212)	(44,019,660)

Net increase (decrease)	1,935,063	$26,231,681

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	5,528	$73,763
Shares issued to shareholders in reinvestment of dividends and distributions	2,356	30,669
Shares redeemed	(57,830)	(764,078)

Net increase (decrease)	(49,946)	$(659,646)

Year ended October 31, 2014:
Shares sold	8,640	$118,132
Shares issued to shareholders in reinvestment of dividends and distributions	937	12,291
Shares redeemed	(34,533)	(467,134)

Net increase (decrease)	(24,956)	$(336,711)

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	42,772	$579,450
Shares issued to shareholders in reinvestment of dividends and distributions	1,329	17,371
Shares redeemed	(140,321)	(1,905,460)

Net increase (decrease)	(96,220)	$(1,308,639)

Year ended October 31, 2014:
Shares sold	46,985	$638,666
Shares issued to shareholders in reinvestment of dividends and distributions	180	2,376
Shares redeemed	(413,545)	(5,539,777)

Net increase (decrease)	(366,380)	$(4,898,735)

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	17,470	$235,111
Shares issued to shareholders in reinvestment of dividends and distributions	260	3,390
Shares redeemed	(27,157)	(358,868)

Net increase (decrease)	(9,427)	$(120,367)

Year ended October 31, 2014:
Shares sold	17,913	$243,160
Shares redeemed	(21,386)	(286,887)

Net increase (decrease)	(3,473)	$(43,727)

27

Notes to Financial Statements (continued)

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay International Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2015, the Fund designated approximately $3,085,842 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 2.9% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2015:

•	the total amount of taxes paid to foreign countries was $526,021

•	the total amount of income sourced from foreign countries was $5,300,655

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay International Equity Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay International Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

34	MainStay International Equity Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673147 MS291-15	MSIE11-12/15 (NYLIM) NL213

MainStay Common Stock Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.82 4.95%	13.41 14.70%	6.26 6.86%	1.03 1.03%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.99 4.77	12.97 14.26	5.91 6.51	1.31 1.31
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.99 4.01	13.17 13.42	5.71 5.71	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.01 4.01	13.40 13.40	5.71 5.71	2.06 2.06
Class I Shares	No Sales Charge		5.26	15.00	7.25	0.78
Class R2 Shares[4]	No Sales Charge		4.85	14.59	6.15	1.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through October 31, 2015, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different. As of October 31, 2015, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[5]	5.20%	14.33%	7.85%
Russell 1000® Index[6]	4.86	14.32	7.98
Average Lipper Multi-Cap Core Fund[7]	2.31	12.09	6.87

5.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,007.50	$4.81	$1,020.40	$4.84

Investor Class Shares	$1,000.00	$1,006.50	$6.02	$1,019.20	$6.06

Class B Shares	$1,000.00	$1,002.70	$9.79	$1,015.40	$9.86

Class C Shares	$1,000.00	$1,002.70	$9.79	$1,015.40	$9.86

Class I Shares	$1,000.00	$1,009.00	$3.54	$1,021.70	$3.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.95% for Class A, 1.19% for Investor Class, 1.94% for Class B and Class C and 0.70% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

7

Industry Composition as of October 31, 2015 (Unaudited)

Banks	6.1%
Insurance	5.8
IT Services	5.8
Oil, Gas & Consumable Fuels	5.8
Health Care Providers & Services	5.5
Pharmaceuticals	4.6
Software	4.6
Technology Hardware, Storage & Peripherals	4.4
Internet Software & Services	4.0
Biotechnology	3.9
Internet & Catalog Retail	3.6
Specialty Retail	3.4
Aerospace & Defense	3.1
Diversified Telecommunication Services	2.6
Food Products	2.5
Hotels, Restaurants & Leisure	2.5
Semiconductors & Semiconductor Equipment	2.5
Airlines	2.4
Beverages	2.4
Media	2.3
Capital Markets	1.8
Tobacco	1.8
Communications Equipment	1.6
Multiline Retail	1.4
Food & Staples Retailing	1.3
Chemicals	1.1
Containers & Packaging	1.1
Health Care Equipment & Supplies	1.0

Electronic Equipment, Instruments & Components	0.9%
Household Products	0.9
Industrial Conglomerates	0.9
Diversified Financial Services	0.8
Auto Components	0.7
Commercial Services & Supplies	0.7
Electric Utilities	0.7
Household Durables	0.7
Machinery	0.7
Real Estate Investment Trusts	0.6
Consumer Finance	0.5
Diversified Consumer Services	0.4
Energy Equipment & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Construction & Engineering	0.3
Multi-Utilities	0.3
Thrifts & Mortgage Finance	0.3
Exchange-Traded Fund	0.2
Leisure Products	0.2
Air Freight & Logistics	0.1
Electrical Equipment	0.1
Metals & Mining	0.1
Real Estate Management & Development	0.1
Automobiles	0.0	‡
Trading Companies & Distributors	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Exxon Mobil Corp.

4.	Alphabet, Inc. (Google)

5.	Amazon.com, Inc.

6.	JPMorgan Chase & Co.

7.	Johnson & Johnson

8.	Verizon Communications, Inc.

9.	Gilead Sciences, Inc.

10.	Bank of America Corp.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Common Stock Fund returned 4.95% for Class A shares, 4.77% for Investor Class shares and 4.01% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned 5.26% and Class R2 shares1 returned 4.85%. For the 12 months ended October 31, 2015, Class I shares outperformed—and all other share classes underperformed—the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, Class A shares and Class I shares outperformed—and all other share classes underperformed—the 4.86% return of the Russell 1000® Index,2 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, all share classes outperformed the 2.31% return of the Average Lipper3 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The prospect of a Federal Reserve move to raise the federal funds target rate weighed on the performance of high-yielding stocks that are regarded as bond proxies. Utilities and real estate investment trusts (“REITs”), in particular, significantly underperformed the S&P 500® Index during the reporting period. The Fund’s underweight exposure to these stocks made a positive contribution to relative performance. Depressed oil prices presented severe headwinds in the energy sector. This was beneficial to the Fund’s performance relative to the S&P 500® Index, as the Fund generally remained underweight in the energy sector; and it was underweight among upstream energy stocks, which tend to be more sensitive to crude oil prices. Our process noted the underperformance of energy and materials stocks through our momentum factors, although this was of limited benefit in a long-only strategy where we could only attempt to avoid—but could not short—stocks with poor momentum scores. As a result, our momentum factors helped relative performance, but only modestly. The Fund was overweight in metals stocks during the reporting period, which detracted from the Fund’s performance, as metals prices dropped to multiyear lows on weakened demand from China.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the S&P 500® Index came from energy, industrials and health care. (Contributions take weightings and total returns into account.) In each of these sectors, stock selection was the main performance driver. The weakest sector contributions to the Fund’s relative performance came from materials, consumer staples and information technology. Unfavorable stock selection was the primary reason in all three sectors. Some of the negative sector contribution, however, was offset by positive allocation effects from an overweight position relative to the S&P 500® Index in information technology.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was consumer electronics and computer company Apple. The Fund held an overweight position relative to the S&P 500® Index in the stock. Despite growth concerns for the company’s iPhone line of smartphones and volatile currency effects, Apple delivered steady financial results. The Fund also held a substantial position in online retailer Amazon.com. The company saw its share price climb as it continued to post strong top- and bottom-line growth. Amazon.com enjoyed margin and market-share advantages from its global scale and technology platform and managed to capitalize on cloud-computing and online-advertising trends. The Fund held a large position in software company Microsoft. The company’s shares appreciated during the reporting period as Microsoft delivered improved gross and operating margins.

The most significant detractors from the Fund’s absolute performance during the reporting period were semiconductor device manufacturer Micron, IT services company IBM and oil & gas exploration & production company ConocoPhillips. Micron’s share performance was hurt by weak personal computer demand, which put downward pressure on DRAM prices. IBM reported weak top- and bottom-line results as it struggled with a difficult multiyear turnaround effort. ConocoPhillips, one of the largest upstream energy companies, saw its share price decline as oil prices remained depressed.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund steadily increased its position in online retail company Amazon.com throughout the reporting period, moving from a significantly underweight position to an overweight position relative to the S&P 500® Index. By the end of the reporting period, the position was as overweight as our process would allow. The purchases were driven by Amazon.com’s improved momentum and sentiment scores. The Fund started to purchase

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

shares of tobacco company Reynolds American in June 2015; and by the end of the reporting period, we had built the position to the maximum overweight our process would allow. Improved sentiment, momentum and credit quality readings were responsible for the return prospect perceived by our model.

The Fund sold large quantities of IBM starting in February 2015. During the reporting period, the Fund moved from a substantially overweight position to a neutral weighting relative to the S&P 500® Index. IBM reported a string of disappointing quarterly results in 2015, which were reflected in its poor earnings quality, sentiment and momentum scores. The Fund started to sell shares of global construction and mining equipment company Caterpillar during the first quarter of 2015. We completely exited the initially overweight position by September. Caterpillar’s share price suffered from a decline in the mining industry, as sharp declines in global commodity prices weighed on mining companies’ profitability. This caused many mining companies to delay equipment rebuilds and new equipment purchases. Caterpillar’s exposure to emerging markets and a weakening global growth outlook also hurt the company’s financial results, which manifested as weak valuation, momentum and sentiment readings in our model.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its most substantial sector-weighting increase in the consumer discretionary sector. During the reporting period, the Fund moved from an underweight position relative to the

S&P 500® Index to a substantially overweight position in the sector. The increase resulted from purchases of Internet retail and media stocks. Share purchases of data processing and systems software companies increased the degree to which the Fund was overweight in the information technology sector. The Fund also reduced the degree to which it was underweight relative to the S&P 500® Index in the financials sector, most notably through investments in commercial banks and insurance companies.

The Fund’s largest sector-weighting decrease was in the telecommunication services sector, as we moved from an overweight position relative to the S&P 500® Index to a neutral position. The Fund also sold shares of some oil & gas drillers and oil field service companies, which caused its exposure to energy stocks to go from a slightly overweight position relative to the S&P 500® Index to an underweight position. Finally, we decreased the Fund’s overweight exposure to the health care sector to a modest one, driven by sales of stocks in the pharmaceuticals industry.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund’s most substantially overweight sectors relative to the S&P 500® Index were information technology, consumer discretionary and health care. As of the same date, the Fund held underweight positions relative to the Index in utilities, industrials and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 99.7%†
Aerospace & Defense 3.1%
Boeing Co. (The)	14,921	$2,209,352
General Dynamics Corp.	11,134	1,654,290
Huntington Ingalls Industries, Inc.	11,461	1,374,632
Orbital ATK, Inc.	8,167	699,259
Textron, Inc.	5,984	252,345

		6,189,878

Air Freight & Logistics 0.1%
United Parcel Service, Inc. Class B	1,037	106,832

Airlines 2.4%
Alaska Air Group, Inc.	13,944	1,063,230
Delta Air Lines, Inc.	17,733	901,546
JetBlue Airways Corp. (a)	48,859	1,213,657
United Continental Holdings, Inc. (a)	25,931	1,563,899

		4,742,332

Auto Components 0.7%
Goodyear Tire & Rubber Co. (The)	43,092	1,415,141

Automobiles 0.0%‡
Ford Motor Co.	381	5,643

Banks 6.1%
♦Bank of America Corp.	182,603	3,064,078
Citigroup, Inc.	55,292	2,939,876
Comerica, Inc.	986	42,792
♦JPMorgan Chase & Co.	59,980	3,853,715
SunTrust Banks, Inc.	201	8,346
Wells Fargo & Co.	42,870	2,320,982

		12,229,789

Beverages 2.4%
Coca-Cola Co. (The)	12,708	538,184
Coca-Cola Enterprises, Inc.	27,356	1,404,457
PepsiCo., Inc.	27,637	2,824,225

		4,766,866

Biotechnology 3.9%
AbbVie, Inc.	8,798	523,921
Amgen, Inc.	15,975	2,526,925
Baxalta, Inc.	5,883	202,728
Biogen, Inc. (a)	860	249,839
Celgene Corp. (a)	1,085	133,140
♦Gilead Sciences, Inc.	28,354	3,065,918
United Therapeutics Corp. (a)	7,458	1,093,567

		7,796,038

	Shares	Value

Capital Markets 1.8%
Ameriprise Financial, Inc.	2,601	$300,051
Bank of New York Mellon Corp. (The)	42,966	1,789,534
E*TRADE Financial Corp. (a)	28,333	807,774
Legg Mason, Inc.	1,463	65,469
State Street Corp.	9,493	655,017

		3,617,845

Chemicals 1.1%
LyondellBasell Industries N.V. Class A	18,082	1,679,999
Mosaic Co. (The)	13,203	446,129

		2,126,128

Commercial Services & Supplies 0.7%
Waste Management, Inc.	27,640	1,485,926

Communications Equipment 1.6%
Cisco Systems, Inc.	83,398	2,406,032
Juniper Networks, Inc.	25,660	805,468

		3,211,500

Construction & Engineering 0.3%
Jacobs Engineering Group, Inc. (a)	16,086	645,692

Consumer Finance 0.5%
American Express Co.	8,222	602,344
Discover Financial Services	7,151	402,029

		1,004,373

Containers & Packaging 1.1%
Avery Dennison Corp.	11,651	756,966
Sealed Air Corp.	27,936	1,372,216

		2,129,182

Diversified Consumer Services 0.4%
H&R Block, Inc.	19,218	716,063

Diversified Financial Services 0.8%
Berkshire Hathaway, Inc. Class B (a)	11,107	1,510,774

Diversified Telecommunication Services 2.6%
AT&T, Inc.	58,063	1,945,691
♦Verizon Communications, Inc.	67,705	3,174,011

		5,119,702

Electric Utilities 0.7%
Exelon Corp.	49,846	1,391,700

Electrical Equipment 0.1%
Emerson Electric Co.	1,014	47,891
Rockwell Automation, Inc.	1,432	156,317

		204,208

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.9%
Ingram Micro, Inc. Class A	21,793	$648,995
Jabil Circuit, Inc.	54,267	1,247,056

		1,896,051

Energy Equipment & Services 0.4%
Schlumberger, Ltd.	10,990	858,978

Food & Staples Retailing 1.3%
CVS Health Corp.	13,863	1,369,387
Kroger Co. (The)	12,559	474,730
Wal-Mart Stores, Inc.	14,400	824,256

		2,668,373

Food Products 2.5%
Archer-Daniels-Midland Co.	34,749	1,586,639
Hormel Foods Corp.	16,901	1,141,663
Ingredion, Inc.	4,016	381,761
Post Holdings, Inc. (a)	11,074	711,726
Tyson Foods, Inc. Class A	25,443	1,128,651

		4,950,440

Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	5,903	220,713
C.R. Bard, Inc.	5,896	1,098,720
Varian Medical Systems, Inc. (a)	8,951	702,922

		2,022,355

Health Care Providers & Services 5.5%
Aetna, Inc.	9,344	1,072,505
AmerisourceBergen Corp.	15,024	1,449,966
Amsurg Corp. (a)	8,113	568,640
Anthem, Inc.	11,488	1,598,555
Cardinal Health, Inc.	14,346	1,179,241
Centene Corp. (a)	19,471	1,158,135
HCA Holdings, Inc. (a)	20,123	1,384,261
UnitedHealth Group, Inc.	13,250	1,560,585
WellCare Health Plans, Inc. (a)	10,838	960,247

		10,932,135

Hotels, Restaurants & Leisure 2.5%
Carnival Corp.	29,547	1,597,902
Cracker Barrel Old Country Store, Inc.	2,044	280,968
Darden Restaurants, Inc.	19,729	1,221,028
Panera Bread Co. Class A (a)	5,339	946,978
Starwood Hotels & Resorts Worldwide, Inc.	6,252	499,347
Yum! Brands, Inc.	6,836	484,741

		5,030,964

Household Durables 0.7%
Leggett & Platt, Inc.	30,414	1,369,542

Household Products 0.9%
Procter & Gamble Co. (The)	24,297	1,855,805

	Shares	Value

Industrial Conglomerates 0.9%
General Electric Co.	63,188	$1,827,397

Insurance 5.8%
Allstate Corp. (The)	24,739	1,530,850
American International Group, Inc.	35,255	2,223,180
Hanover Insurance Group, Inc. (The)	2,163	182,233
Hartford Financial Services Group, Inc. (The)	31,120	1,439,611
Lincoln National Corp.	28,163	1,507,002
MetLife, Inc.	26,374	1,328,722
Prudential Financial, Inc.	18,416	1,519,320
Travelers Cos., Inc. (The)	15,310	1,728,346
XL Group PLC	2,287	87,089

		11,546,353

Internet & Catalog Retail 3.6%
♦Amazon.com, Inc. (a)	6,456	4,040,811
Expedia, Inc.	11,144	1,518,927
Netflix, Inc. (a)	2,320	251,442
Priceline Group, Inc. (The) (a)	968	1,407,704

		7,218,884

Internet Software & Services 4.0%
♦Alphabet, Inc. (Google)
Class A (a)	3,136	2,312,455
Class C (a)	2,984	2,121,057
eBay, Inc. (a)	12,186	339,989
Facebook, Inc. Class A (a)	24,580	2,506,423
VeriSign, Inc. (a)	9,113	734,508

		8,014,432

IT Services 5.8%
Accenture PLC Class A	3,796	406,931
Automatic Data Processing, Inc.	5,065	440,604
Computer Sciences Corp.	21,141	1,407,779
CoreLogic, Inc. (a)	25,348	988,065
Global Payments, Inc.	4,822	657,769
International Business Machines Corp.	9,805	1,373,484
MasterCard, Inc. Class A	10,854	1,074,438
PayPal Holdings, Inc. (a)	12,067	434,533
Teradata Corp. (a)	22,956	645,293
Total System Services, Inc.	9,550	500,898
Visa, Inc. Class A	21,229	1,646,946
Western Union Co. (The)	71,691	1,380,052
Xerox Corp.	71,918	675,310

		11,632,102

Leisure Products 0.2%
Hasbro, Inc.	5,985	459,828

Machinery 0.7%
AGCO Corp.	11,054	534,903
Dover Corp.	12,151	782,889

		1,317,792

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Media 2.3%
Comcast Corp. Class A	44,041	$2,757,848
News Corp. Class A	77,388	1,191,775
Walt Disney Co. (The)	5,089	578,823

		4,528,446

Metals & Mining 0.1%
Nucor Corp.	3,478	147,119

Multi-Utilities 0.3%
Public Service Enterprise Group, Inc.	14,694	606,715

Multiline Retail 1.4%
Macy’s, Inc.	20,083	1,023,832
Target Corp.	22,235	1,716,097

		2,739,929

Oil, Gas & Consumable Fuels 5.8%
Chevron Corp.	30,654	2,785,835
ConocoPhillips	12,139	647,616
Devon Energy Corp.	1,711	71,742
♦Exxon Mobil Corp.	55,916	4,626,490
Hess Corp.	855	48,060
Marathon Petroleum Corp.	2,646	137,063
Occidental Petroleum Corp.	1,304	97,200
Tesoro Corp.	13,386	1,431,365
Valero Energy Corp.	25,496	1,680,696

		11,526,067

Pharmaceuticals 4.6%
Allergan PLC (a)	1,466	452,217
Bristol-Myers Squibb Co.	8,854	583,921
Eli Lilly & Co.	7,510	612,591
♦Johnson & Johnson	34,704	3,506,145
Merck & Co., Inc.	23,726	1,296,863
Pfizer, Inc.	84,422	2,855,152

		9,306,889

Real Estate Investment Trusts 0.6%
Crown Castle International Corp.	3,401	290,649
Simon Property Group, Inc.	389	78,368
Ventas, Inc.	3,609	193,876
Weyerhaeuser Co.	24,680	723,864

		1,286,757

Real Estate Management & Development 0.1%
CBRE Group, Inc. Class A (a)	4,866	181,405

Semiconductors & Semiconductor Equipment 2.5%
First Solar, Inc. (a)	27,230	1,554,016
Intel Corp.	88,944	3,011,644
Micron Technology, Inc. (a)	22,594	374,156
NVIDIA Corp.	2,786	79,039

		5,018,855

	Shares	Value

Software 4.6%
Citrix Systems, Inc. (a)	18,632	$1,529,687
♦Microsoft Corp.	113,962	5,998,960
Oracle Corp.	44,613	1,732,769

		9,261,416

Specialty Retail 3.4%
AutoZone, Inc. (a)	167	130,996
Best Buy Co., Inc.	37,617	1,317,724
GameStop Corp. Class A	30,064	1,385,048
Home Depot, Inc. (The)	3,656	452,028
Lowe’s Cos., Inc.	27,485	2,029,218
Signet Jewelers, Ltd.	861	129,959
Staples, Inc.	106,529	1,383,812
TJX Cos., Inc. (The)	691	50,574

		6,879,359

Technology Hardware, Storage & Peripherals 4.4%
♦Apple, Inc.	72,892	8,710,594
NCR Corp. (a)	6,643	176,704

		8,887,298

Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.	1,524	47,549
NIKE, Inc. Class B	4,250	556,877
Under Armour, Inc. Class A (a)	1,950	185,406

		789,832

Thrifts & Mortgage Finance 0.3%
New York Community Bancorp, Inc.	36,602	604,665

Tobacco 1.8%
Altria Group, Inc.	15,836	957,603
Philip Morris International, Inc.	11,658	1,030,567
Reynolds American, Inc.	33,951	1,640,513

		3,628,683

Trading Companies & Distributors 0.0%‡
United Rentals, Inc. (a)	250	18,715

Total Common Stocks (Cost $183,841,864)		199,429,193

Exchange-Traded Fund 0.2% (b)
SPDR S&P 500 ETF Trust	2,511	522,112

Total Exchange-Traded Fund (Cost $506,779)		522,112

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $128,251 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 1/30/23, with a Principal Amount of $135,000 and a Market Value of $132,228)	$128,251	$128,251

Total Short-Term Investment (Cost $128,251)		128,251

Total Investments (Cost $184,476,894) (c)	100.0%	200,079,556
Other Assets, Less Liabilities	(0.0)‡	(3,238)
Net Assets	100.0%	$200,076,318
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of October 31, 2015, cost was $185,511,322 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$18,825,047
Gross unrealized depreciation	(4,256,813)

Net unrealized appreciation	$14,568,234

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$199,429,193	$—	$—	$199,429,193
Exchange-Traded Fund	522,112	—	—	522,112
Short-Term Investment
Repurchase Agreement	—	128,251	—	128,251

Total Investments in Securities	$199,951,305	$128,251	$—	$200,079,556

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $184,476,894)	$200,079,556
Receivables:
Dividends	194,688
Fund shares sold	80,338
Investment securities sold	35,129
Other assets	32,531

Total assets	200,422,242

Liabilities
Payables:
Fund shares redeemed	96,622
Manager (See Note 3)	91,102
Investment securities purchased	46,153
NYLIFE Distributors (See Note 3)	42,495
Transfer agent (See Note 3)	35,858
Professional fees	16,754
Shareholder communication	9,524
Custodian	2,482
Trustees	472
Accrued expenses	4,462

Total liabilities	345,924

Net assets	$200,076,318

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$100,347
Additional paid-in capital	217,462,772

217,563,119
Undistributed net investment income	1,568,829
Accumulated net realized gain (loss) on investments	(34,658,292)
Net unrealized appreciation (depreciation) on investments	15,602,662

Net assets	$200,076,318

Class A
Net assets applicable to outstanding shares	$52,984,794

Shares of beneficial interest outstanding	2,622,720

Net asset value per share outstanding	$20.20
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.38

Investor Class
Net assets applicable to outstanding shares	$22,938,920

Shares of beneficial interest outstanding	1,136,280

Net asset value per share outstanding	$20.19
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.37

Class B
Net assets applicable to outstanding shares	$6,815,972

Shares of beneficial interest outstanding	368,635

Net asset value and offering price per share outstanding	$18.49

Class C
Net assets applicable to outstanding shares	$25,775,485

Shares of beneficial interest outstanding	1,394,815

Net asset value and offering price per share outstanding	$18.48

Class I
Net assets applicable to outstanding shares	$91,561,147

Shares of beneficial interest outstanding	4,512,226

Net asset value and offering price per share outstanding	$20.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends	$3,880,223

Expenses
Manager (See Note 3)	1,071,693
Distribution/Service—Class A (See Note 3)	114,741
Distribution/Service—Investor Class (See Note 3)	55,604
Distribution/Service—Class B (See Note 3)	73,052
Distribution/Service—Class C (See Note 3)	253,181
Transfer agent (See Note 3)	211,041
Registration	95,040
Professional fees	55,042
Shareholder communication	26,568
Custodian	21,005
Trustees	3,862
Miscellaneous	12,388

Total expenses	1,993,217

Net investment income (loss)	1,887,006

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	10,462,143
Net change in unrealized appreciation (depreciation) on investments	(2,884,385)

Net realized and unrealized gain (loss) on investments	7,577,758

Net increase (decrease) in net assets resulting from operations	$9,464,764

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,887,006	$1,329,863
Net realized gain (loss) on investments	10,462,143	20,830,771
Net change in unrealized appreciation (depreciation) on investments	(2,884,385)	549,230

Net increase (decrease) in net assets resulting from operations	9,464,764	22,709,864

Dividends to shareholders:
From net investment income:
Class A	(317,306)	(246,164)
Investor Class	(124,211)	(172,898)
Class B	(14,009)	(21,616)
Class C	(42,750)	(11,954)
Class I	(951,731)	(853,508)

Total dividends to shareholders	(1,450,007)	(1,306,140)

Capital share transactions:
Net proceeds from sale of shares	67,834,602	77,236,992
Net asset value of shares issued to shareholders in reinvestment of dividends	1,415,184	1,290,929
Cost of shares redeemed	(64,302,117)	(37,941,880)

Increase (decrease) in net assets derived from capital share transactions	4,947,669	40,586,041

Net increase (decrease) in net assets	12,962,426	61,989,765

Net Assets
Beginning of year	187,113,892	125,124,127

End of year	$200,076,318	$187,113,892

Undistributed net investment income at end of year	$1,568,829	$1,205,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$19.39	$16.59	$12.90	$11.34	$10.79

Net investment income (loss) (a)	0.20	0.18	0.16	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.76	2.83	3.71	1.60	0.53

Total from investment operations	0.96	3.01	3.87	1.75	0.66

Less dividends:
From net investment income	(0.15)	(0.21)	(0.18)	(0.19)	(0.11)

Net asset value at end of year	$20.20	$19.39	$16.59	$12.90	$11.34

Total investment return (b)	4.95%	18.30%	30.35%	15.64%	6.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	0.98%	1.11%	1.22%	1.12%
Net expenses	0.96%	1.00%	1.05%	1.06%	0.97%
Portfolio turnover rate	158%	165%	150%	182%	139%
Net assets at end of year (in 000’s)	$52,985	$34,139	$19,011	$12,402	$10,662

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$19.38	$16.58	$12.89	$11.32	$10.77

Net investment income (loss) (a)	0.16	0.13	0.10	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.76	2.82	3.70	1.61	0.53

Total from investment operations	0.92	2.95	3.80	1.70	0.59

Less dividends:
From net investment income	(0.11)	(0.15)	(0.11)	(0.13)	(0.04)

Net asset value at end of year	$20.19	$19.38	$16.58	$12.89	$11.32

Total investment return (b)	4.77%	17.94%	29.75%	15.15%	5.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.71%	0.72%	0.72%	0.56%
Net expenses	1.17%	1.28%	1.46%	1.56%	1.52%
Portfolio turnover rate	158%	165%	150%	182%	139%
Net assets at end of year (in 000’s)	$22,939	$20,856	$18,436	$15,093	$13,917

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$17.81	$15.27	$11.87	$10.43	$9.96

Net investment income (loss) (a)	0.02	(0.00)‡	(0.00)‡	(0.00)‡	(0.02)
Net realized and unrealized gain (loss) on investments	0.69	2.59	3.42	1.48	0.49

Total from investment operations	0.71	2.59	3.42	1.48	0.47

Less dividends:
From net investment income	(0.03)	(0.05)	(0.02)	(0.04)	(0.00)‡

Net asset value at end of year	$18.49	$17.81	$15.27	$11.87	$10.43

Total investment return (b)	4.01%	17.00%	28.87%	14.23%	4.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	(0.03%)	(0.03%)	(0.02%)	(0.17%)
Net expenses	1.92%	2.03%	2.21%	2.31%	2.27%
Portfolio turnover rate	158%	165%	150%	182%	139%
Net assets at end of year (in 000’s)	$6,816	$7,240	$6,760	$5,836	$6,762

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$17.80	$15.26	$11.87	$10.43	$9.96

Net investment income (loss) (a)	0.01	(0.02)	(0.01)	(0.00)‡	(0.02)
Net realized and unrealized gain (loss) on investments	0.70	2.61	3.42	1.48	0.49

Total from investment operations	0.71	2.59	3.41	1.48	0.47

Less dividends:
From net investment income	(0.03)	(0.05)	(0.02)	(0.04)	(0.00)‡

Net asset value at end of year	$18.48	$17.80	$15.26	$11.87	$10.43

Total investment return (b)	4.01%	17.01%	28.78%	14.23%	4.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	(0.10%)	(0.10%)	(0.02%)	(0.18%)
Net expenses	1.92%	2.03%	2.21%	2.31%	2.27%
Portfolio turnover rate	158%	165%	150%	182%	139%
Net assets at end of year (in 000’s)	$25,775	$16,536	$3,441	$1,575	$1,221

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$19.45	$16.64	$12.94	$11.38	$10.82

Net investment income (loss) (a)	0.26	0.22	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.76	2.83	3.71	1.60	0.53

Total from investment operations	1.02	3.05	3.91	1.78	0.69

Less dividends:
From net investment income	(0.18)	(0.24)	(0.21)	(0.22)	(0.13)

Net asset value at end of year	$20.29	$19.45	$16.64	$12.94	$11.38

Total investment return (b)	5.26%	18.55%	30.65%	15.89%	6.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	1.24%	1.40%	1.48%	1.39%
Net expenses	0.71%	0.75%	0.80%	0.81%	0.72%
Portfolio turnover rate	158%	165%	150%	182%	139%
Net assets at end of year (in 000’s)	$91,561	$108,343	$77,476	$75,985	$112,148

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the year ended October 31, 2015.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

21

Notes to Financial Statements (continued)

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids / offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

22	MainStay Common Stock Fund

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual

23

Notes to Financial Statements (continued)

rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2015, the effective management fee rate was 0.55%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $1,071,693.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $13,031 and $6,907, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,327, $21,138 and $2,645, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$22,363
Investor Class	57,762
Class B	18,941
Class C	65,785
Class I	46,190

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,568,829	$(33,623,864)	$—	$14,568,234	$(17,486,801)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(73,742)	$73,742	$—

24	MainStay Common Stock Fund

The reclassifications for the Fund are primarily due to return of capital distributions received.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $33,623,864 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$33,624	$—

The Fund utilized $11,071,308 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$1,450,007	$1,306,140

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors.

Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $312,324 and $306,130, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,548,299	$30,351,618
Shares issued to shareholders in reinvestment of dividends and distributions	15,457	306,971
Shares redeemed	(713,232)	(14,201,162)

Net increase (decrease) in shares outstanding before conversion	850,524	16,457,427
Shares converted into Class A (See Note 1)	44,372	894,606
Shares converted from Class A (See Note 1)	(33,201)	(635,327)

Net increase (decrease)	861,695	$16,716,706

Year ended October 31, 2014:
Shares sold	845,403	$15,598,711
Shares issued to shareholders in reinvestment of dividends and distributions	13,981	238,788
Shares redeemed	(333,654)	(5,975,091)

Net increase (decrease) in shares outstanding before conversion	525,730	9,862,408
Shares converted into Class A (See Note 1)	95,157	1,723,461
Shares converted from Class A (See Note 1)	(5,603)	(104,097)

Net increase (decrease)	615,284	$11,481,772

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	197,188	$3,922,117
Shares issued to shareholders in reinvestment of dividends and distributions	6,158	122,419
Shares redeemed	(177,345)	(3,531,519)

Net increase (decrease) in shares outstanding before conversion	26,001	513,017
Shares converted into Investor Class (See Note 1)	73,603	1,428,217
Shares converted from Investor Class (See Note 1)	(39,541)	(799,054)

Net increase (decrease)	60,063	$1,142,180

Year ended October 31, 2014:
Shares sold	144,607	$2,613,092
Shares issued to shareholders in reinvestment of dividends and distributions	9,823	168,174
Shares redeemed	(150,768)	(2,722,236)

Net increase (decrease) in shares outstanding before conversion	3,662	59,030
Shares converted into Investor Class (See Note 1)	48,099	875,749
Shares converted from Investor Class (See Note 1)	(87,335)	(1,583,479)

Net increase (decrease)	(35,574)	$(648,700)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	107,365	$1,963,256
Shares issued to shareholders in reinvestment of dividends and distributions	718	13,151
Shares redeemed	(96,625)	(1,755,078)

Net increase (decrease) in shares outstanding before conversion	11,458	221,329
Shares converted from Class B (See Note 1)	(49,207)	(888,442)

Net increase (decrease)	(37,749)	$(667,113)

Year ended October 31, 2014:
Shares sold	94,401	$1,597,992
Shares issued to shareholders in reinvestment of dividends and distributions	1,333	21,115
Shares redeemed	(77,643)	(1,287,500)

Net increase (decrease) in shares outstanding before conversion	18,091	331,607
Shares converted from Class B (See Note 1)	(54,509)	(911,634)

Net increase (decrease)	(36,418)	$(580,027)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	861,851	$15,727,727
Shares issued to shareholders in reinvestment of dividends and distributions	1,704	31,194
Shares redeemed	(397,517)	(7,188,101)

Net increase (decrease)	466,038	$8,570,820

Year ended October 31, 2014:
Shares sold	765,326	$12,987,405
Shares issued to shareholders in reinvestment of dividends and distributions	686	10,858
Shares redeemed	(62,725)	(1,059,365)

Net increase (decrease)	703,287	$11,938,898

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	798,357	$15,869,884
Shares issued to shareholders in reinvestment of dividends and distributions	47,309	941,449
Shares redeemed	(1,902,965)	(37,626,257)

Net increase (decrease)	(1,057,299)	$(20,814,924)

Year ended October 31, 2014:
Shares sold	2,399,369	$44,439,792
Shares issued to shareholders in reinvestment of dividends and distributions	49,795	851,994
Shares redeemed	(1,534,790)	(26,897,688)

Net increase (decrease)	914,374	$18,394,098

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

26	MainStay Common Stock Fund

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

28	MainStay Common Stock Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2015, the Fund designated approximately $1,450,007 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Common Stock Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

32	MainStay Common Stock Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Common Stock Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673405 MS291-15	MSCS11-12/15 (NYLIM) NL219

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.16 8.10%	12.76 14.04%	8.49 9.11%	0.99 0.99%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.21 8.16	12.73 14.02	8.43 9.05	1.04 1.04
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.53 7.34	12.89 13.13	8.23 8.23	1.79 1.79
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.39 7.35	13.15 13.15	8.22 8.22	1.79 1.79
Class I Shares	No Sales Charge		8.36	14.32	9.50	0.74
Class R1 Shares	No Sales Charge		8.39	14.22	9.39	0.84
Class R2 Shares	No Sales Charge		8.00	13.93	9.13	1.09
Class R3 Shares[4]	No Sales Charge		7.79	13.67	8.83	1.34
Class R6 Shares[5]	No Sales Charge		8.55	14.38	9.53	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
5.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would also likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[6]	9.18%	15.30%	9.09%
S&P 500® Index[7]	5.20	14.33	7.85
Average Lipper Large-Cap Growth Fund[8]	7.90	13.81	8.09

6.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.

The Average Lipper Large-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,034.90	$5.08	$1,020.20	$5.04

Investor Class Shares	$1,000.00	$1,036.10	$5.34	$1,020.00	$5.30

Class B Shares	$1,000.00	$1,032.00	$9.17	$1,016.20	$9.10

Class C Shares	$1,000.00	$1,032.10	$9.17	$1,016.20	$9.10

Class I Shares	$1,000.00	$1,036.20	$3.80	$1,021.50	$3.77

Class R1 Shares	$1,000.00	$1,036.80	$4.31	$1,021.00	$4.28

Class R2 Shares	$1,000.00	$1,034.90	$5.59	$1,019.70	$5.55

Class R3 Shares	$1,000.00	$1,033.80	$6.87	$1,018.50	$6.82

Class R6 Shares	$1,000.00	$1,037.10	$3.18	$1,022.10	$3.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.04% for Investor Class, 1.79% for Class B and Class C, 0.74% for Class I, 0.84% for Class R1, 1.09% for Class R2, 1.34% for Class R3 and 0.62% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Internet Software & Services	12.8%
IT Services	9.4
Software	9.2
Biotechnology	9.1
Internet & Catalog Retail	8.9
Health Care Equipment & Supplies	4.6
Chemicals	4.3
Hotels, Restaurants & Leisure	4.3
Specialty Retail	4.2
Textiles, Apparel & Luxury Goods	4.2
Technology Hardware, Storage & Peripherals	3.6
Food & Staples Retailing	2.8
Health Care Providers & Services	2.8
Pharmaceuticals	2.8
Media	2.7

Industrial Conglomerates	2.5%
Real Estate Investment Trusts	2.0
Wireless Telecommunication Services	1.7
Airlines	1.6
Life Sciences Tools & Services	1.3
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	1.2
Auto Components	0.7
Automobiles	0.6
Capital Markets	0.3
Oil, Gas & Consumable Fuels	0.3
Short-Term Investment	1.2
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc. (Google)

2.	Amazon.com, Inc.

3.	Visa, Inc. Class A

4.	Apple, Inc.

5.	Facebook, Inc. Class A
6.	NIKE, Inc. Class B

7.	Celgene Corp.

8.	Priceline Group, Inc. (The)

9.	Adobe Systems, Inc.

10.	LinkedIn Corp. Class A

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 8.10% for Class A shares, 8.16% for Investor Class shares, 7.34% for Class B shares and 7.35% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund returned 8.36% for Class I shares, 8.39% for Class R1 shares, 8.00% for Class R2 shares, 7.79% for Class R3 shares and 8.55% for Class R6 shares. For the 12 months ended October 31, 2015, all share classes underperformed the 9.18% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the 5.20% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, Class A, Investor Class, Class I, Class R1, Class R2 and Class R6 shares outperformed—and all other share classes underperformed—the 7.90% return of the Average Lipper2 Large-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Growth Index resulted primarily from underweight positions in the energy and industrials sectors (which underperformed during the reporting period) and from stock selection, which contributed positively in three sectors and detracted in six sectors. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Consumer discretionary, energy and telecommunication services made the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. The best-performing sector on a relative basis was consumer discretionary, which benefited from favorable stock selection. In the energy sector, an underweight position relative to the Index contributed positively to relative performance. In the telecommunication services sector, stock selection drove relative performance.

Health care, consumer staples and financials were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Growth Index. The worst-performing sector on a relative basis was health care, primarily because of stock selection. In consumer staples, an underweight position drove relative performance. In the financials sector, stock selection hurt relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to the Fund’s absolute performance during the reporting period was online retailer Amazon.com. The company experienced strong revenue growth and upside potential from its web services business. Global payments technology company Visa performed well during the reporting period. The company continued to benefit from the global shift away from cash and checks. Shares of coffee company Starbucks rallied during the reporting period after weak performance in 2014. Investors were attracted by several top-line growth initiatives and the company’s efforts to stabilize pricing.

During the reporting period, the most significant detractor from the Fund’s absolute performance was Chinese-language Internet search company Baidu. While we believed that the company had compelling growth opportunities ahead, it was challenged by near-term issues. The movement from 3G to 4G technology in mobile phones resulted in rapid revenue growth at the company. Baidu’s margins, however, were pressured as the company spent to solidify its lead in key gateways: search, maps and app distribution. The Fund eliminated its position in Baidu during the reporting period. Shares of rail and freight transportation company Union Pacific lagged. Following very strong returns in 2013 and 2014, rail volumes softened in 2015. This was a result of several issues, including the West Coast ports strike (now resolved) that hurt intermodal volumes, the decline in oil prices that hurt crude and fracking volumes, and the mild winter that negatively affected coal volumes. Specialty pharmaceuticals company Mallinckrodt also detracted from the Fund’s performance. We eliminated the Fund’s position in the company after it reported disappointing results from its specialty generics segment.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a position in entertainment streaming and subscriptions company Netflix during the reporting period, as we expected international subscriber growth to propel revenues. We purchased a position in digital media company Adobe Systems because we expected the transition of software users from perpetual licenses to cloud-based subscriptions to positively affect the company’s revenue and earnings growth. We purchased a position in paint and coatings manufacturer Sherwin-Williams because of the improving housing market and our belief that lower oil-related input costs could improve the company’s earnings growth.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

In addition to eliminating Mallinckrodt, the Fund sold its position in health care information technology and device company Cerner because of the stock’s valuation. Grocery chain Whole Foods Market was sold in an effort to take gains ahead of weakening operating fundamentals. As discussed, we sold the Fund’s position in Chinese-language Internet search company Baidu, as we sought to reduce exposure to a slowing Chinese economy.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s already overweight position relative to the Russell 1000® Growth Index in the information technology sector. We increased the Fund’s allocation to the materials sector, moving from an underweight to an overweight position. We also added to the Fund’s energy holdings, reducing the degree to which the Fund was underweight in the energy sector.

During the reporting period, we trimmed industrial holdings, increasing the degree to which the Fund was underweight relative to the Russell 1000® Growth Index in the sector. We pared the Fund’s position in the health care sector but remained overweight relative to the Index. In the financials sector, we went from an overweight to an underweight position relative to the Index.

How was the Fund positioned at the end of the reporting period?

Throughout the reporting period, we positioned the Fund for a growth equity environment. We modeled the strong secular growth in the information technology, health care and consumer discretionary sectors, and the Fund held overweight positions relative to the Russell 1000® Growth Index in all three sectors as of October 31, 2015.

As of the same date, the Fund held underweight positions relative to the Russell 1000® Growth Index in the industrials and consumer staples sectors. We viewed both sectors as being disproportionately exposed to the strength of the U.S. dollar and to slow global growth.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 99.1%†
Airlines 1.6%
Delta Air Lines, Inc.	5,779,300	$293,819,612

Auto Components 0.7%
Delphi Automotive PLC	1,474,700	122,680,293

Automobiles 0.6%
Tesla Motors, Inc. (a)	482,100	99,760,953

Biotechnology 9.1%
AbbVie, Inc.	2,492,500	148,428,375
Alexion Pharmaceuticals, Inc. (a)	1,930,150	339,706,400
BioMarin Pharmaceutical, Inc. (a)	580,090	67,893,734
♦Celgene Corp. (a)	4,178,070	512,690,970
Gilead Sciences, Inc.	2,427,000	262,431,510
Regeneron Pharmaceuticals, Inc. (a)	185,415	103,348,467
Vertex Pharmaceuticals, Inc. (a)	1,590,225	198,364,666

		1,632,864,122

Capital Markets 0.3%
Charles Schwab Corp. (The)	1,796,200	54,820,024

Chemicals 4.3%
Ecolab, Inc.	2,478,700	298,311,545
PPG Industries, Inc.	2,352,100	245,229,946
Sherwin-Williams Co. (The)	868,225	231,668,477

		775,209,968

Food & Staples Retailing 2.8%
Costco Wholesale Corp.	1,358,500	214,806,020
CVS Health Corp.	3,010,400	297,367,312

		512,173,332

Health Care Equipment & Supplies 4.6%
Boston Scientific Corp. (a)	13,514,800	247,050,544
DexCom, Inc. (a)	2,125,985	177,137,070
Edwards Lifesciences Corp. (a)	1,239,170	194,735,565
Medtronic PLC	2,952,680	218,262,106

		837,185,285

Health Care Providers & Services 2.8%
Envision Healthcare Holdings, Inc. (a)	5,552,200	156,572,040
UnitedHealth Group, Inc.	3,001,900	353,563,782

		510,135,822

Hotels, Restaurants & Leisure 4.3%
Chipotle Mexican Grill, Inc. (a)	291,100	186,370,953
Hilton Worldwide Holdings, Inc.	10,200,000	254,898,000
Starbucks Corp.	5,264,400	329,393,508

		770,662,461

	Shares	Value

Industrial Conglomerates 2.5%
Danaher Corp.	3,059,000	$285,435,290
General Electric Co.	5,895,600	170,500,752

		455,936,042

Internet & Catalog Retail 8.9%
♦Amazon.com, Inc. (a)	1,311,680	820,980,512
Ctrip.com International, Ltd., Sponsored ADR (a)	1,601,700	148,910,049
Netflix, Inc. (a)	1,346,720	145,957,514
♦Priceline Group, Inc. (The) (a)	330,600	480,771,744

		1,596,619,819

Internet Software & Services 12.8%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	2,669,100	223,750,653
♦Alphabet, Inc. (Google)
Class A (a)	600,390	442,721,582
Class C (a)	608,601	432,599,677
CoStar Group, Inc. (a)	848,515	172,307,941
♦Facebook, Inc. Class A (a)	6,195,600	631,765,332
♦LinkedIn Corp. Class A (a)	1,668,890	401,985,534

		2,305,130,719

IT Services 9.4%
First Data Corp. Class A (a)	16,551,400	262,174,176
MasterCard, Inc. Class A	3,985,200	394,494,948
PayPal Holdings, Inc. (a)	6,814,650	245,395,546
♦Visa, Inc. Class A	10,320,500	800,664,390

		1,702,729,060

Life Sciences Tools & Services 1.3%
Quintiles Transnational Holdings, Inc. (a)	3,618,200	230,298,430

Media 2.7%
Liberty Global PLC Series C (a)	3,785,250	161,403,060
Walt Disney Co. (The)	2,854,000	324,613,960

		486,017,020

Oil, Gas & Consumable Fuels 0.3%
Concho Resources, Inc. (a)	533,600	61,849,576

Pharmaceuticals 2.8%
Allergan PLC (a)	473,830	146,162,340
Bristol-Myers Squibb Co.	5,554,700	366,332,465

		512,494,805

Real Estate Investment Trusts 2.0%
American Tower Corp.	3,478,500	355,607,055

Road & Rail 1.2%
Union Pacific Corp.	2,434,660	217,536,871

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 1.2%
Avago Technologies, Ltd.	1,813,200	$223,259,316

Software 9.2%
♦Adobe Systems, Inc. (a)	4,864,500	431,286,570
Intuit, Inc.	2,569,200	250,317,156
Microsoft Corp.	3,157,000	166,184,480
Mobileye N.V. (a)	4,760,400	216,693,408
Salesforce.com, Inc. (a)	3,500,400	272,016,084
ServiceNow, Inc. (a)	2,320,000	189,428,000
Workday, Inc. Class A (a)	1,599,600	126,320,412

		1,652,246,110

Specialty Retail 4.2%
Home Depot, Inc. (The)	2,917,000	360,657,880
L Brands, Inc.	1,869,200	179,405,816
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,193,670	207,650,833

		747,714,529

Technology Hardware, Storage & Peripherals 3.6%
♦Apple, Inc.	5,400,485	645,357,958

Textiles, Apparel & Luxury Goods 4.2%
Lululemon Athletica, Inc. (a)	2,508,950	123,365,071
♦NIKE, Inc. Class B	4,163,300	545,517,199
Under Armour, Inc. Class A (a)	964,100	91,666,628

		760,548,898

Wireless Telecommunication Services 1.7%
SBA Communications Corp. Class A (a)	2,596,600	309,047,332

Total Common Stocks (Cost $11,600,986,183)		17,871,705,412

	Principal Amount	Value

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $222,158,333 (Collateralized by United States Treasury and Government Agency securities with rates between 1.25% and 1.96% and maturity dates between 12/11/19 and 1/31/20, with a Principal Amount of $224,640,000 and a Market Value of $226,602,969)	$222,158,333	$222,158,333

Total Short-Term Investment (Cost $222,158,333)		222,158,333

Total Investments (Cost $11,823,144,516) (b)	100.3%	18,093,863,745
Other Assets, Less Liabilities	(0.3)	(52,718,477)
Net Assets	100.0%	$18,041,145,268

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $11,844,119,094 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$6,403,650,209
Gross unrealized depreciation	(153,905,558)

Net unrealized appreciation	$6,249,744,651

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$17,871,705,412	$—	$—	$17,871,705,412
Short-Term Investment
Repurchase Agreement	—	222,158,333	—	222,158,333

Total Investments in Securities	$17,871,705,412	$222,158,333	$—	$18,093,863,745

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $11,823,144,516)	$18,093,863,745
Receivables:
Investment securities sold	317,674,713
Fund shares sold	34,865,101
Dividends	3,940,505
Other assets	138,247

Total assets	18,450,482,311

Liabilities
Payables:
Investment securities purchased	330,799,963
Fund shares redeemed	64,306,596
Manager (See Note 3)	9,220,342
Transfer agent (See Note 3)	3,515,148
NYLIFE Distributors (See Note 3)	851,040
Shareholder communication	302,200
Professional fees	177,834
Trustees	42,395
Custodian	14,323
Accrued expenses	107,202

Total liabilities	409,337,043

Net assets	$18,041,145,268

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$16,353,733
Additional paid-in capital	9,722,955,520

9,739,309,253
Net investment loss	(9,676,580)
Accumulated net realized gain (loss) on investments	2,040,793,366
Net unrealized appreciation (depreciation) on investments	6,270,719,229

Net assets	$18,041,145,268

Class A
Net assets applicable to outstanding shares	$1,202,851,695

Shares of beneficial interest outstanding	112,588,721

Net asset value per share outstanding	$10.68
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.30

Investor Class
Net assets applicable to outstanding shares	$180,153,577

Shares of beneficial interest outstanding	16,986,248

Net asset value per share outstanding	$10.61
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.23

Class B
Net assets applicable to outstanding shares	$47,778,524

Shares of beneficial interest outstanding	4,942,158

Net asset value and offering price per share outstanding	$9.67

Class C
Net assets applicable to outstanding shares	$408,077,929

Shares of beneficial interest outstanding	42,261,794

Net asset value and offering price per share outstanding	$9.66

Class I
Net assets applicable to outstanding shares	$12,150,253,222

Shares of beneficial interest outstanding	1,089,466,189

Net asset value and offering price per share outstanding	$11.15

Class R1
Net assets applicable to outstanding shares	$1,952,247,592

Shares of beneficial interest outstanding	177,703,988

Net asset value and offering price per share outstanding	$10.99

Class R2
Net assets applicable to outstanding shares	$674,630,358

Shares of beneficial interest outstanding	63,178,561

Net asset value and offering price per share outstanding	$10.68

Class R3
Net assets applicable to outstanding shares	$114,117,967

Shares of beneficial interest outstanding	10,987,941

Net asset value and offering price per share outstanding	$10.39

Class R6
Net assets applicable to outstanding shares	$1,311,034,404

Shares of beneficial interest outstanding	117,257,708

Net asset value and offering price per share outstanding	$11.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$144,129,024

Expenses
Manager (See Note 3)	115,165,899
Transfer agent (See Note 3)	21,411,599
Distribution/Service—Class A (See Note 3)	3,126,094
Distribution/Service—Investor Class (See Note 3)	478,668
Distribution/Service—Class B (See Note 3)	504,544
Distribution/Service—Class C (See Note 3)	4,041,692
Distribution/Service—Class R2 (See Note 3)	2,171,060
Distribution/Service—Class R3 (See Note 3)	695,192
Shareholder service (See Note 3)	3,110,558
Professional fees	917,046
Shareholder communication	750,477
Trustees	371,857
Registration	297,141
Custodian	237,781
Miscellaneous	525,996

Total expenses	153,805,604

Net investment income (loss)	(9,676,580)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,381,897,095
Net change in unrealized appreciation (depreciation) on investments	(812,353,846)

Net realized and unrealized gain (loss) on investments	1,569,543,249

Net increase (decrease) in net assets resulting from operations	$1,559,866,669

(a)	Dividends recorded net of foreign withholding taxes in the amount of $363,495.

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(9,676,580)	$(11,984,714)
Net realized gain (loss) on investments	2,381,897,095	1,874,497,628
Net change in unrealized appreciation (depreciation) on investments	(812,353,846)	924,761,634

Net increase (decrease) in net assets resulting from operations	1,559,866,669	2,787,274,548

Distributions to shareholders:
From net realized gain on investments:
Class A	(125,570,603)	(79,083,265)
Investor Class	(19,330,344)	(10,240,865)
Class B	(5,511,858)	(3,166,489)
Class C	(42,270,495)	(21,440,854)
Class I	(1,298,539,884)	(633,346,919)
Class R1	(207,982,444)	(109,832,339)
Class R2	(92,684,573)	(50,218,864)
Class R3	(15,451,512)	(11,049,456)
Class R6	(69,346,873)	(15,500,740)

Total distributions to shareholders	(1,876,688,586)	(933,879,791)

Capital share transactions:
Net proceeds from sale of shares	3,835,563,572	4,672,227,886
Net asset value of shares issued to shareholders in reinvestment of distributions	1,486,839,316	732,634,815
Cost of shares redeemed	(7,392,003,445)	(6,044,346,268)

Increase (decrease) in net assets derived from capital share transactions	(2,069,600,557)	(639,483,567)

Net increase (decrease) in net assets	(2,386,422,474)	1,213,911,190

Net Assets
Beginning of year	20,427,567,742	19,213,656,552

End of year	$18,041,145,268	$20,427,567,742

Net investment income (loss)	$(9,676,580)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.91	$9.98	$7.55	$7.24	$6.58

Net investment income (loss) (a)	(0.02)	(0.02)	0.01	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	0.85	1.45	2.42	0.49	0.68

Total from investment operations	0.83	1.43	2.43	0.47	0.66

Less dividends and distributions:
From net investment income	—	—	(0.00)‡	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of year	$10.68	$10.91	$9.98	$7.55	$7.24

Total investment return (b)	8.10%	14.95%	32.09%	6.79%	10.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)	(0.22%)	0.17%	(0.20%)	(0.35%)
Net expenses	0.99%	0.99%	1.02%	1.04%	1.06%
Expenses (before waiver/reimbursement)	0.99%	0.99%	1.02%	1.04%	1.07%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$1,202,852	$1,304,641	$1,615,768	$1,611,374	$1,887,326

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.84	$9.93	$7.52	$7.21	$6.55

Net investment income (loss) (a)	(0.03)	(0.03)	0.01	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.86	1.44	2.40	0.49	0.69

Total from investment operations	0.83	1.41	2.41	0.47	0.66

Less dividends and distributions:
From net investment income	—	—	(0.00)‡	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of year	$10.61	$10.84	$9.93	$7.52	$7.21

Total investment return (b)	8.16%	14.82%	32.13%	6.68%	10.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	(0.28%)	0.09%	(0.28%)	(0.43%)
Net expenses	1.04%	1.04%	1.08%	1.10%	1.15%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$180,154	$199,826	$211,111	$199,156	$130,140

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.04	$9.29	$7.09	$6.86	$6.28

Net investment income (loss) (a)	(0.10)	(0.10)	(0.05)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	0.79	1.35	2.25	0.46	0.66

Total from investment operations	0.69	1.25	2.20	0.39	0.58

Less dividends and distributions:
From net investment income	—	—	(0.00)‡	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of year	$9.67	$10.04	$9.29	$7.09	$6.86

Total investment return (b)	7.34%	14.08%	30.93%	5.98%	9.24	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.03%)	(1.02%)	(0.65%)	(1.01%)	(1.18%)
Net expenses	1.79%	1.79%	1.83%	1.84%	1.90%
Expenses (before waiver/reimbursement)	1.79%	1.79%	1.83%	1.85%	1.90%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$47,779	$52,737	$59,671	$58,392	$72,591

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.03	$9.29	$7.09	$6.85	$6.28

Net investment income (loss) (a)	(0.10)	(0.10)	(0.05)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	0.79	1.34	2.25	0.47	0.65

Total from investment operations	0.69	1.24	2.20	0.40	0.57

Less dividends and distributions:
From net investment income	—	—	(0.00)‡	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of year	$9.66	$10.03	$9.29	$7.09	$6.85

Total investment return (b)	7.35%	13.96%	31.12%	5.99%	9.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(1.02%)	(0.66%)	(1.02%)	(1.18%)
Net expenses	1.79%	1.79%	1.83%	1.85%	1.89%
Expenses (before waiver/reimbursement)	1.79%	1.79%	1.83%	1.85%	1.90%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$408,078	$402,714	$403,968	$375,521	$380,186

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.32	$10.31	$7.80	$7.45	$6.75

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.03	0.00 ‡	(0.01)
Net realized and unrealized gain (loss) on investments	0.89	1.51	2.50	0.51	0.71

Total from investment operations	0.89	1.51	2.53	0.51	0.70

Less dividends and distributions:
From net investment income	—	—	(0.02)	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.02)	(0.16)	—

Net asset value at end of year	$11.15	$11.32	$10.31	$7.80	$7.45

Total investment return (b)	8.36%	15.26%	32.41%	7.15%	10.37	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%	0.02%	0.38%	0.03%	(0.09%)
Net expenses	0.74%	0.74%	0.77%	0.79%	0.81%
Expenses (before waiver/reimbursement)	0.74%	0.74%	0.77%	0.79%	0.82%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$12,150,253	$14,361,006	$13,254,459	$11,215,464	$8,465,658

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class R1	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.17	$10.19	$7.72	$7.38	$6.70

Net investment income (loss) (a)	(0.01)	(0.01)	0.02	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.89	1.49	2.47	0.51	0.70

Total from investment operations	0.88	1.48	2.49	0.50	0.68

Less dividends and distributions:
From net investment income	—	—	(0.02)	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.02)	(0.16)	—

Net asset value at end of year	$10.99	$11.17	$10.19	$7.72	$7.38

Total investment return (b)	8.39%	15.14%	32.27%	6.94%	10.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	(0.08%)	0.28%	(0.08%)	(0.21%)
Net expenses	0.84%	0.84%	0.87%	0.89%	0.91%
Expenses (before waiver/reimbursement)	0.84%	0.84%	0.87%	0.89%	0.92%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$1,952,248	$2,225,940	$2,287,242	$1,950,015	$1,140,164

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.92	$9.99	$7.57	$7.26	$6.61

Net investment income (loss) (a)	(0.03)	(0.03)	0.00 ‡	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.85	1.46	2.42	0.49	0.68

Total from investment operations	0.82	1.43	2.42	0.47	0.65

Less dividends and distributions:
From net investment income	—	—	(0.00)‡	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of year	$10.68	$10.92	$9.99	$7.57	$7.26

Total investment return (b)	8.00%	14.93%	31.88%	6.77%	9.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.33%)	0.03%	(0.32%)	(0.46%)
Net expenses	1.09%	1.09%	1.12%	1.14%	1.16%
Expenses (before waiver/reimbursement)	1.09%	1.09%	1.12%	1.14%	1.17%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$674,630	$984,295	$1,014,655	$854,119	$701,183

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.67	$9.80	$7.45	$7.16	$6.53

Net investment income (loss) (a)	(0.06)	(0.06)	(0.02)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.84	1.43	2.37	0.49	0.68

Total from investment operations	0.78	1.37	2.35	0.45	0.63

Less dividends and distributions:
From net investment income	—	—	(0.00)‡	—	—
From net realized gain on investments	(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of year	$10.39	$10.67	$9.80	$7.45	$7.16

Total investment return (b)	7.79%	14.59%	31.63%	6.44%	9.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57%)	(0.57%)	(0.20%)	(0.57%)	(0.70%)
Net expenses	1.34%	1.34%	1.37%	1.39%	1.41%
Expenses (before waiver/reimbursement)	1.34%	1.34%	1.37%	1.39%	1.42%
Portfolio turnover rate	66%	67%	74%	60%	52%
Net assets at end of year (in 000’s)	$114,118	$158,222	$219,158	$205,329	$138,883

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,		June 17, 2013** through October 31,
Class R6	2015	2014	2013
Net asset value at beginning of period	$11.33	$10.31	$9.02

Net investment income (loss) (a)	0.01	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	0.90	1.51	1.29

Total from investment operations	0.91	1.52	1.29

Less distributions:
From net realized gain on investments	(1.06)	(0.50)	—

Net asset value at end of period	$11.18	$11.33	$10.31

Total investment return (b)	8.55%	15.36%	14.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%	0.10%	0.04	%††
Net expenses	0.62%	0.62%	0.62	%††
Portfolio turnover rate	66%	67%	74%
Net assets at end of period (in 000’s)	$1,311,034	$738,186	$147,625

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

21

Notes to Financial Statements (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in

22	MainStay Large Cap Growth Fund

accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Winslow Capital Management, LLC (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

23

Notes to Financial Statements (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, the effective management fee rate was 0.60%.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $115,165,899.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,103,095
Class R2	868,424
Class R3	139,039

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $116,960 and $20,577, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $3,787, $168, $65,197 and $22,611, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,461,378
Investor Class	318,401
Class B	83,929
Class C	672,292
Class I	15,240,491
Class R1	2,458,058
Class R2	1,014,497
Class R3	162,553

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has

24	MainStay Large Cap Growth Fund

implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$2,061,767,944	$(9,676,580)	$6,249,744,651	$8,301,836,015

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to late year loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$—	$(306,122,367)	$306,122,367

The reclassifications for the Fund are primarily due to distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$206,173,770	$—
Long-Term Capital Gain	1,670,514,816	933,879,791
Total	$1,876,688,586	$933,879,791

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $12,551,687 and $16,399,015, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	21,810,581	$226,524,859
Shares issued to shareholders in reinvestment of dividends and distributions	10,872,016	110,133,517
Shares redeemed	(40,165,642)	(416,439,846)

Net increase (decrease) in shares outstanding before conversion	(7,483,045)	(79,781,470)
Shares converted into Class A (See Note 1)	813,049	8,547,122
Shares converted from Class A (See Note 1)	(317,270)	(3,204,527)

Net increase (decrease)	(6,987,266)	$(74,438,875)

Year ended October 31, 2014:
Shares sold	24,856,559	$250,626,935
Shares issued to shareholders in reinvestment of dividends and distributions	7,410,104	71,656,098
Shares redeemed	(75,587,837)	(777,204,305)

Net increase (decrease) in shares outstanding before conversion	(43,321,174)	(454,921,272)
Shares converted into Class A (See Note 1)	1,055,625	10,735,362
Shares converted from Class A (See Note 1)	(74,778)	(767,973)

Net increase (decrease)	(42,340,327)	$(444,953,883)

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,274,877	$23,481,303
Shares issued to shareholders in reinvestment of dividends and distributions	1,911,381	19,228,420
Shares redeemed	(5,699,442)	(58,869,533)

Net increase (decrease) in shares outstanding before conversion	(1,513,184)	(16,159,810)
Shares converted into Investor Class (See Note 1)	792,362	8,017,661
Shares converted from Investor Class (See Note 1)	(718,721)	(7,522,265)

Net increase (decrease)	(1,439,543)	$(15,664,414)

Year ended October 31, 2014:
Shares sold	1,918,580	$19,445,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,060,392	10,190,366
Shares redeemed	(5,626,708)	(56,267,073)

Net increase (decrease) in shares outstanding before conversion	(2,647,736)	(26,631,360)
Shares converted into Investor Class (See Note 1)	716,347	7,290,183
Shares converted from Investor Class (See Note 1)	(911,204)	(9,221,550)

Net increase (decrease)	(2,842,593)	$(28,562,727)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	770,715	$7,275,764
Shares issued to shareholders in reinvestment of dividends and distributions	519,992	4,802,784
Shares redeemed	(974,250)	(9,169,284)

Net increase (decrease) in shares outstanding before conversion	316,457	2,909,264
Shares converted from Class B (See Note 1)	(625,907)	(5,837,991)

Net increase (decrease)	(309,450)	$(2,928,727)

Year ended October 31, 2014:
Shares sold	557,335	$5,214,891
Shares issued to shareholders in reinvestment of dividends and distributions	311,947	2,795,210
Shares redeemed	(1,186,253)	(11,113,025)

Net increase (decrease) in shares outstanding before conversion	(316,971)	(3,102,924)
Shares converted from Class B (See Note 1)	(851,905)	(8,036,022)

Net increase (decrease)	(1,168,876)	$(11,138,946)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	8,009,787	$75,101,486
Shares issued to shareholders in reinvestment of dividends and distributions	2,080,388	19,181,176
Shares redeemed	(7,968,035)	(75,209,893)

Net increase (decrease)	2,122,140	$19,072,769

Year ended October 31, 2014:
Shares sold	4,532,756	$41,998,439
Shares issued to shareholders in reinvestment of dividends and distributions	1,003,771	8,993,784
Shares redeemed	(8,903,835)	(83,585,192)

Net increase (decrease)	(3,367,308)	$(32,592,969)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	217,439,008	$2,348,916,340
Shares issued to shareholders in reinvestment of dividends and distributions	92,488,739	975,756,195
Shares redeemed	(489,304,127)	(5,312,636,978)

Net increase (decrease)	(179,376,380)	$(1,987,964,443)

Year ended October 31, 2014:
Shares sold	302,995,085	$3,186,848,125
Shares issued to shareholders in reinvestment of dividends and distributions	46,695,836	467,425,319
Shares redeemed	(366,622,694)	(3,852,410,028)

Net increase (decrease)	(16,931,773)	$(198,136,584)

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	26,569,433	$284,821,244
Shares issued to shareholders in reinvestment of dividends and distributions	19,995,031	207,948,321
Shares redeemed	(68,052,816)	(728,357,325)

Net increase (decrease)	(21,488,352)	$(235,587,760)

Year ended October 31, 2014:
Shares sold	33,171,094	$343,915,115
Shares issued to shareholders in reinvestment of dividends and distributions	11,099,576	109,774,812
Shares redeemed	(69,441,414)	(719,944,817)

Net increase (decrease)	(25,170,744)	$(266,254,890)

26	MainStay Large Cap Growth Fund

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	15,855,834	$164,291,461
Shares issued to shareholders in reinvestment of dividends and distributions	6,586,660	66,722,868
Shares redeemed	(49,429,038)	(520,943,135)

Net increase (decrease)	(26,986,544)	$(289,928,806)

Year ended October 31, 2014:
Shares sold	17,586,697	$177,085,796
Shares issued to shareholders in reinvestment of dividends and distributions	3,763,451	36,430,206
Shares redeemed	(32,714,058)	(332,415,044)

Net increase (decrease)	(11,363,910)	$(118,899,042)

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,585,484	$26,221,607
Shares issued to shareholders in reinvestment of dividends and distributions	1,388,579	13,719,161
Shares redeemed	(7,816,197)	(79,215,887)

Net increase (decrease)	(3,842,134)	$(39,275,119)

Year ended October 31, 2014:
Shares sold	3,264,614	$32,235,062
Shares issued to shareholders in reinvestment of dividends and distributions	1,039,860	9,868,280
Shares redeemed	(11,834,675)	(117,401,575)

Net increase (decrease)	(7,530,201)	$(75,298,233)

Class R6	Shares	Amount
Year ended October 31, 2015:
Shares sold	63,215,922	$678,929,508
Shares issued to shareholders in reinvestment of dividends and distributions	6,566,938	69,346,874
Shares redeemed	(17,665,445)	(191,161,564)

Net increase (decrease)	52,117,415	$557,114,818

Year ended October 31, 2014:
Shares sold	58,148,183	$614,858,176
Shares issued to shareholders in reinvestment of dividends and distributions	1,548,526	15,500,740
Shares redeemed	(8,873,853)	(94,005,209)

Net increase (decrease)	50,822,856	$536,353,707

Note 9–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

28	MainStay Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,976,637,183 as long term capital distribution.

For the fiscal year ended October 31, 2015 the Fund designated approximately $142,592,605 under the Internal Revenue Code as Qualified dividend Income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 65.5% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Large Cap Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

32	MainStay Large Cap Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Large Cap Growth Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673153 MS291-15	MSLG11-12/15 (NYLIM) NL221

MainStay MAP Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.80 1.80%	9.98 11.23%	6.25 6.85%	1.11 1.11%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.96 1.63	9.78 11.03	6.10 6.70	1.26 1.26
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.70 0.89	9.93 10.20	5.90 5.90	2.01 2.01
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.03 0.89	10.20 10.20	5.90 5.90	2.01 2.01
Class I Shares	No Sales Charge		2.06	11.51	7.14	0.86
Class R1 Shares	No Sales Charge		1.94	11.39	7.02	0.96
Class R2 Shares	No Sales Charge		1.68	11.11	6.77	1.21
Class R3 Shares[4]	No Sales Charge		1.42	10.84	6.49	1.46

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	FIve Years	Ten Years
Russell 3000® Index[5]	4.49%	14.14%	7.94%
S&P 500® Index[6]	5.20	14.33	7.85
Average Lipper Large-Cap Core Fund[7]	3.35	12.68	7.02

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$971.50	$5.52	$1,019.60	$5.65

Investor Class Shares	$1,000.00	$970.60	$6.21	$1,018.90	$6.36

Class B Shares	$1,000.00	$967.10	$9.92	$1,015.10	$10.16

Class C Shares	$1,000.00	$967.10	$9.97	$1,015.10	$10.21

Class I Shares	$1,000.00	$972.80	$4.28	$1,020.90	$4.38

Class R1 Shares	$1,000.00	$972.30	$4.77	$1,020.40	$4.89

Class R2 Shares	$1,000.00	$970.90	$6.01	$1,019.10	$6.16

Class R3 Shares	$1,000.00	$969.90	$7.25	$1,017.80	$7.43

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.11% for Class A, 1.25% for Investor Class, 2.00% for Class B, 2.01% for Class C, 0.86% for Class I, 0.96% for Class R1, 1.21% for Class R2 and 1.46% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Media	9.2%
Oil, Gas & Consumable Fuels	7.0
Capital Markets	6.6
Pharmaceuticals	6.4
Chemicals	5.9
Technology Hardware, Storage & Peripherals	5.0
Aerospace & Defense	4.6
Consumer Finance	4.1
Health Care Providers & Services	3.9
Banks	3.8
Software	3.2
Insurance	3.1
Health Care Equipment & Supplies	3.0
Internet Software & Services	2.8
Hotels, Restaurants & Leisure	2.1
Industrial Conglomerates	2.0
Real Estate Investment Trusts	2.0
Beverages	1.9
Food & Staples Retailing	1.8
Biotechnology	1.7
IT Services	1.7
Auto Components	1.6
Machinery	1.6
Specialty Retail	1.5
Diversified Financial Services	1.4

Household Durables	1.4%
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	1.0
Wireless Telecommunication Services	0.8
Electronic Equipment, Instruments & Components	0.7
Internet & Catalog Retail	0.7
Real Estate Management & Development	0.7
Diversified Telecommunication Services	0.5
Commercial Services & Supplies	0.4
Electrical Equipment	0.4
Multi-Utilities	0.4
Tobacco	0.4
Trading Companies & Distributors	0.4
Construction Materials	0.3
Energy Equipment & Services	0.3
Construction & Engineering	0.2
Household Products	0.2
Food Products	0.1
Communications Equipment	0.0	‡
Electric Utilities	0.0	‡
Gas Utilities	0.0	‡
Short-Term Investment	1.7
Other Assets, Less Liabilities	0.3

	100.0%

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or issuers held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Liberty Media Corp.

3.	Medtronic PLC

4.	American Express Co.

5.	Allergan PLC
6.	Monsanto Co.

7.	Chevron Corp.

8.	Comcast Corp. Class A

9.	Boeing Co. (The)

10.	Alphabet, Inc. (Google)

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (“Markston International”) and by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, Matthew T. Swanson, CFA, and J. Christian Kirtley, CFA, of the Fund’s Subadvisor Institutional Capital LLC (“ICAP”).

How did MainStay MAP Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay MAP Fund returned 1.80% for Class A shares, 1.63% for Investor Class shares and 0.89% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.06%, Class R1 shares returned 1.94%, Class R2 shares returned 1.68% and Class R3 shares returned 1.42%. For the 12 months ended October 31, 2015, all share classes underperformed the 4.49% return of the Russell 3000® Index,1 which is the Fund’s primary benchmark, and the 5.20% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, all share classes underperformed the 3.35% return of the Average Lipper2 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective September 29, 2015, J. Christian Kirtley became a portfolio manager of the ICAP portion of the Fund. During the reporting period, ICAP also announced that effective September 30, 2016, Jerrold K. Senser will no longer serve as a portfolio manager of the Fund. Thomas M. Cole, Andrew P. Starr, Matthew T. Swanson and J. Christian Kirtley will continue to manage the ICAP portion of the Fund.

What factors affected the Fund’s performance during the reporting period?

Markston International

The performance of our portion of the Fund relative to the Russell 3000® Index was primarily a result of strong stock selection. Three large holdings in our portion of the Fund were acquired at a premium, which helped relative performance.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500® Index. Favorable stock selection in the health care and industrials sectors added to relative performance. Stock selection in the consumer discretionary and materials sectors, however, detracted from relative performance. Our portion of the Fund that invests in U.S. equities benefited from an underweight position relative to the S&P 500® Index in the energy sector (which underperformed the Index during the reporting period). On the other hand, an underweight position in the information technology sector (which outperformed the Index during the reporting period) detracted from relative performance.

In our portion of the Fund that invests in global equities, consumer staples, health care and information technology were the best performing sectors on an absolute basis. In this portion of the Fund, the weakest-performing sectors on an absolute basis were utilities, energy and consumer discretionary.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

Markston International

During the reporting period, the strongest positive contributions to relative performance in our portion of the Fund came from the health care, industrials and information technology sectors. (Contributions take weightings and total returns into account.) In each case, the performance was driven by stock selection. This was particularly true in health care, where our portion of the Fund held an underweight position relative to the Russell 3000® Index. The sectors that detracted the most from relative performance in our portion of the Fund were energy and materials, along with our allocation to cash. In each case, our portion of the Fund held overweight positions relative to Index, and these weightings detracted from performance.

ICAP

In our portion of the Fund that invests in U.S. equities, the sectors that made the strongest positive contributions to performance relative to the S&P 500® Index were health care, industrials and energy. Favorable stock selection was the primary driver in the health care and industrials sectors, while an underweight position in the energy sector added value. The sectors that detracted the most from relative performance were consumer discretionary, materials and information technology. Stock selection was the primary driver for consumer discretionary and materials, while an underweight position in information technology detracted from relative performance.

In our portion of the Fund that invests in global equities, the top contributing sectors on an absolute basis were health care, information technology and consumer staples. The sectors that detracted the most from absolute performance were consumer discretionary, materials and utilities.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s performance and which stocks detracted the most?

Markston International

In our portion of the Fund, the strongest positive contributors to absolute performance were Aetna, Apple and Boeing. Shares of health care insurer Aetna performed well as the industry benefited from the increasing number of insured that resulted from health care reform. In addition, there was significant consolidation within the health care insurance sector that drove the stock’s valuation higher. Shares of Apple, a leading consumer electronics and computer company, performed well after concerns abated that its product cycle and innovation had stalled. The company continued to experience strong revenue growth and announced that it would introduce an electric car in 2019. Shares of aircraft manufacturer Boeing performed well as global demand for aircraft remained strong. In addition, the company exceeded its 2014 free cash flow targets by roughly $2 billion and reaffirmed 2015 guidance for more than $9 billion in operating cash flow.

The stocks that detracted the most from absolute performance in our portion of the Fund were American Express, Union Pacific and Monsanto. Credit card issuer American Express detracted from performance after its exclusive co-brand relationship with Costco Wholesale ended in March 2015. The company also received an unfavorable antitrust ruling in the Justice Department’s case against American Express. The company had allegedly sought to prevent merchants from steering customers toward lower-cost cards. Railroad company Union Pacific detracted from performance because of declining volumes that led to operational inefficiencies. The drop in energy prices also hurt Union Pacific, as demand for coal (a substitute for oil and gas) and sand (a key ingredient in hydraulic fracking) declined. Agricultural chemical and seed company Monsanto detracted from performance as its revenues contracted from the prior fiscal year. In an effort to boost growth, Monsanto made an unsolicited bid for Sygentia AG, which was rejected.

ICAP

In our portion of the Fund that invests in U.S. equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, aerospace manufacturer Boeing and Alphabet (previously Google), the dominant provider of Internet search services. We viewed Valeant Pharmaceuticals International as a company with a unique, shareholder-friendly approach. The stock benefited from the integration of recent acquisition Bausch & Lomb, along with the market perception that Valeant had additional targets for the coming year. We sold the position from our portion of the Fund as it neared our price target. Boeing saw strong delivery growth and production-cost improvement on the 787 Dreamliner, which enabled the company to generate dramatically higher free cash flow. Boeing was planning to return 80% of free cash flow to shareholders. The company increased its dividend by 25% and initiated a $12 billion share buyback program during the reporting period. With a free cash flow yield estimated around 9%, we viewed the stock as attractively valued. Alphabet showed accelerating growth in its core businesses and a new focus on maximizing shareholder value voiced by the company’s new chief financial officer. YouTube, a subsidiary of Alphabet, saw its revenue grow 40% year-over-year and its operating margins improve. We sold the position in Alphabet from our portion of the Fund following a period of strength.

Primary detractors from absolute performance in our portion of the Fund that invests in U.S. equities included cable network operator Viacom, appliance manufacturer Whirlpool and seed technology company Monsanto. Viacom suffered from declining advertising revenue and ratings. In addition, risks to affiliate-fee growth increased. We sold the position from our portion of the Fund during the reporting period. Whirlpool faced weaker-than-expected Brazilian demand and was hurt by the strength of the U.S. dollar. Regions outside Latin America, including North America, Europe and Asia, continued to do well. We believed that the stock could benefit if synergies materialized and raw material costs declined. Weak conditions in Latin America and a decline in the Brazilian real weighed on Monsanto. We did not sell the stock because we anticipated that growth in seeds and traits (modifications for crop enhancement) could exceed expectations, led by new product launches, improved product mix and trait upgrades.

In our portion of the Fund that invests in global equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were Boeing and Alphabet, along with Japanese tire manufacturer Bridgestone. Falling costs for raw materials and a weaker yen helped margins and profits at Bridgestone, and we viewed the company as committed to increasing its dividend payout.

Primary detractors from absolute performance in our portion of the Fund that invests in global equities included German power provider E.ON, French manufacturer of steel tubing for the oil & gas industry Vallourec and previously discussed Viacom. E.ON’s stock was pressured by low power prices. The company also decided to retain its nuclear business and take an impairment charge rather than transfer the charge to Uniper, a company spin-off. Importantly, the corporate split is moving forward as planned, leading us to believe that the split may unlock substantial value. We anticipated that management’s initiatives to pursue more asset sales and debt reduction could ultimately

10	MainStay MAP Fund

generate higher returns for shareholders. Vallourec’s results and outlook were hindered primarily by the company’s exposure to the energy sector. We sold the position from our portion of the Fund to pursue other stocks that we viewed as more attractive because they had stronger investment catalysts. We also sold our position in Viacom during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, our portion of the Fund purchased shares of diversified media company Twentieth Century Fox and Swiss agribusiness company Sygenta. We sold our stake in Cablevision Systems after the company agreed to be bought by French company Altice. Our portion of the Fund also sold its position in pharmaceuticals company Hospira after Pfizer agreed to purchase the company at a substantial premium.

ICAP

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

In both our domestic and global equity portions of the Fund, we added a position in Ally Financial. Formerly a part of General Motors, Ally Financial now operates as an independent entity focused exclusively on U.S. auto lending. During the reporting period, the company’s returns were hampered by very high-cost financing that the company took out in the midst of the financial crisis. As the company continued to scale its online banking franchise, we believed that the company was progressing toward finalizing the cleanup of its capital structure. If so, the move could enhance Ally Financial’s return on equity. We also added a position in integrated energy company Chevron. The stock had lagged because of low energy prices and a related projected free cash flow deficit. The company also faced risks to production volume growth associated with several large projects. With valuation near all-time lows on a number of metrics, we believed that Chevron could rein in capital expenditures and operating costs to improve its position.

In our portion of the Fund that invests in global equities, a position was initiated in Royal Bank of Scotland. The company has been streamlining itself to become a U.K.-focused retail and commercial bank. We believed that management’s cost-reduction and restructuring initiatives could free up significant levels of excess capital, which could ultimately be returned to shareholders.

In addition to the stocks previously mentioned, data storage provider NetApp and automaker Ford Motor were sold from both our domestic and global equity portions of the Fund in favor of stocks that we believed had greater potential upside and stronger catalysts. In both portions of the Fund we also sold pharmaceutical company Bristol-Myers Squibb and managed health care company UnitedHealth Group as they neared their respective price targets and showed limited upside potential.

How did the Fund’s sector weightings change during the reporting period?

Markston International

During the reporting period, our portion of the Fund reduced its weightings in the energy sector and cash relative to the Russell 3000® Index. We increased our sector weightings relative to the Index in consumer discretionary and information technology.

ICAP

In our portion of the Fund that invests in U.S. equities, we increased sector exposure relative to the S&P 500® Index in energy and financials. In the energy sector, we moved from an underweight position relative to the Index to an overweight position. In the financials sector, we increased our overweight position relative to the Index. We decreased our sector weightings relative to the S&P 500® Index in information technology and utilities. In each case, we moved to a position that was more substantially underweight relative to the Index.

In our portion of the Fund that invests in global equities, we increased our absolute weightings in the materials and health care sectors, and we decreased our weightings in the industrials and utilities sectors.

How was the Fund positioned at the end of the reporting period?

Markston International

As of October 31, 2015, our portion of the Fund held overweight positions relative to the Russell 3000® Index in the consumer discretionary and financials sectors. As of the same date, our portion of the Fund held underweight positions relative to the Index in the health care and utilities sectors.

ICAP

As of October 31, 2015, our portion of the Fund that invests in U.S. equities was most significantly overweight relative to the S&P 500® Index in the consumer discretionary and financials sectors. As of the same date, our domestic equity portion of the Fund was most significantly underweight relative to Index in the consumer staples and information technology sectors.

In our portion of the Fund that invests in global equities, the largest weightings were in the financials and health care sectors as of October 31, 2015. On the same date, the smallest weightings were in the consumer staples and utilities sectors.

11

This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay MAP Fund

Portfolio of Investments October 31, 2015

	Shares	Value
Common Stocks 98.0%†
Aerospace & Defense 4.6%
Aerojet Rocketdyne Holdings, Inc. (a)	131,418	$2,226,221
♦Boeing Co. (The)	252,478	37,384,417
Honeywell International, Inc.	163,600	16,896,608
Northrop Grumman Corp.	32,413	6,085,541
Orbital ATK, Inc.	51,965	4,449,243
Raytheon Co.	85,590	10,048,266
United Technologies Corp.	49,970	4,917,548

		82,007,844

Auto Components 1.6%
Bridgestone Corp.	172,100	6,383,688
Johnson Controls, Inc.	490,555	22,163,275

		28,546,963

Banks 3.8%
Banco Popular Espanol S.A.	1,477,666	5,631,958
Bank of America Corp.	544,409	9,135,183
Citigroup, Inc.	322,985	17,173,112
JPMorgan Chase & Co.	148,070	9,513,498
Royal Bank of Scotland Group PLC (a)	1,475,590	7,224,665
U.S. Bancorp	224,522	9,470,338
Wells Fargo & Co.	203,680	11,027,235

		69,175,989

Beverages 1.9%
Coca-Cola Co. (The)	192,393	8,147,844
PepsiCo., Inc.	150,328	15,362,018
Pernod Ricard S.A.	86,700	10,220,414

		33,730,276

Biotechnology 1.7%
AbbVie, Inc.	105,813	6,301,164
Baxalta, Inc.	78,508	2,705,386
Celgene Corp. (a)	113,400	13,915,314
Genmab A/S (a)	73,400	7,240,057

		30,161,921

Capital Markets 6.6%
Ameriprise Financial, Inc.	230,229	26,559,218
Bank of New York Mellon Corp. (The)	86,871	3,618,177
Daiwa Securities Group, Inc.	1,384,750	9,548,773
Deutsche Bank A.G. Registered	367,730	10,299,416
Goldman Sachs Group, Inc. (The)	93,324	17,498,250
Julius Baer Group, Ltd. (a)	215,850	10,726,442
Northern Trust Corp.	344,976	24,282,861
State Street Corp.	227,899	15,725,031

		118,258,168

Chemicals 5.9%
Akzo Nobel N.V.	149,470	10,593,307

	Shares	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.	305,649	$19,378,147
FMC Corp.	55,330	2,252,484
Koninklijke DSM N.V.	127,682	6,818,094
♦Monsanto Co.	458,029	42,697,463
Mosaic Co. (The)	490,420	16,571,292
Syngenta A.G., Sponsored ADR	23,951	1,611,663
Syngenta A.G. Registered	18,720	6,302,813

		106,225,263

Commercial Services & Supplies 0.4%
Covanta Holding Corp.	210,354	3,525,533
Tyco International PLC	95,991	3,497,912

		7,023,445

Communications Equipment 0.0%‡
Infinera Corp. (a)	27,667	546,700

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc. (a)	86,901	3,488,206

Construction Materials 0.3%
LafargeHolcim, Ltd. Registered (a)	102,615	5,787,633

Consumer Finance 4.1%
Ally Financial, Inc. (a)	1,064,750	21,209,820
♦American Express Co.	604,766	44,305,157
Discover Financial Services	139,649	7,851,067

		73,366,044

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc. Class B (a)	24,249	3,298,349
Intercontinental Exchange, Inc.	89,640	22,625,136

		25,923,485

Diversified Telecommunication Services 0.5%
AT&T, Inc.	149,075	4,995,503
Verizon Communications, Inc.	67,100	3,145,648

		8,141,151

Electric Utilities 0.0%‡
Duke Energy Corp.	8,500	607,495

Electrical Equipment 0.4%
Rockwell Automation, Inc.	72,747	7,941,063

Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	166,347	3,094,054
TE Connectivity, Ltd.	146,573	9,445,164

		12,539,218

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 0.3%
Schlumberger, Ltd.	78,338	$6,122,898

Food & Staples Retailing 1.8%
CVS Health Corp.	161,221	15,925,410
Wal-Mart Stores, Inc.	104,922	6,005,735
Walgreens Boots Alliance, Inc.	132,930	11,256,513

		33,187,658

Food Products 0.1%
Mondelez International, Inc. Class A	40,518	1,870,311

Gas Utilities 0.0%‡
National Fuel Gas Co.	14,370	754,856

Health Care Equipment & Supplies 3.0%
Abbott Laboratories	89,832	4,024,474
Baxter International, Inc.	42,750	1,598,423
♦Medtronic PLC	651,832	48,183,421

		53,806,318

Health Care Providers & Services 3.9%
Aetna, Inc.	252,939	29,032,339
Express Scripts Holding Co. (a)	267,780	23,130,836
McKesson Corp.	104,820	18,741,816

		70,904,991

Hotels, Restaurants & Leisure 2.1%
Las Vegas Sands Corp.	241,610	11,962,111
McDonald’s Corp.	66,610	7,476,973
Sands China, Ltd.	2,496,800	9,068,320
Starwood Hotels & Resorts Worldwide, Inc.	122,946	9,819,697

		38,327,101

Household Durables 1.4%
Whirlpool Corp.	159,190	25,492,687

Household Products 0.2%
Procter & Gamble Co. (The)	55,183	4,214,878

Industrial Conglomerates 2.0%
3M Co.	24,041	3,779,485
General Electric Co.	1,080,454	31,246,730

		35,026,215

Insurance 3.1%
Allstate Corp. (The)	66,028	4,085,813
American International Group, Inc.	122,145	7,702,464
Chubb Corp. (The)	102,001	13,193,829
MetLife, Inc.	93,598	4,715,467
Travelers Cos., Inc. (The)	187,388	21,154,231
W.R. Berkley Corp.	91,943	5,133,178

		55,984,982

	Shares	Value
Internet & Catalog Retail 0.7%
Liberty Interactive Corp. QVC Group Class A (a)	341,424	$9,344,775
Liberty TripAdvisor Holdings, Inc. Class A (a)	43,215	1,347,876
Liberty Ventures (a)	56,501	2,461,748

		13,154,399

Internet Software & Services 2.8%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	14,900	1,249,067
♦Alphabet, Inc. (Google)
Class A (a)	17,139	12,638,127
Class C (a)	32,229	22,908,696
eBay, Inc. (a)	206,041	5,748,544
VeriSign, Inc. (a)	77,035	6,209,021
Yahoo!, Inc. (a)	45,000	1,602,900

		50,356,355

IT Services 1.7%
Automatic Data Processing, Inc.	134,243	11,677,799
International Business Machines Corp.	68,544	9,601,643
PayPal Holdings, Inc. (a)	274,997	9,902,642

		31,182,084

Machinery 1.6%
Caterpillar, Inc.	93,445	6,820,550
Pentair PLC	380,140	21,257,429

		28,077,979

Media 9.2%
♦Comcast Corp. Class A	621,778	38,935,738
Discovery Communications, Inc. Class C (a)	183,450	5,048,544
Grupo Televisa S.A.B., Sponsored ADR	578,300	16,851,662
Liberty Broadband Corp.
Class A (a)	34,379	1,875,718
Class C (a)	138,119	7,426,659
♦Liberty Media Corp.
Class A (a)	244,530	9,967,043
Class C (a)	1,010,336	39,554,654
Madison Square Garden Co. (The) Class A (a)	47,877	8,546,045
MSG Networks, Inc. Class A (a)	155,603	3,192,974
Omnicom Group, Inc.	160,240	12,005,181
Pearson PLC	192,300	2,553,913
Starz Class A (a)	84,177	2,820,771
Time Warner, Inc.	115,772	8,722,262
Twenty-First Century Fox, Inc. Class A	176,810	5,426,299
Walt Disney Co. (The)	32,100	3,651,054

		166,578,517

Multi-Utilities 0.4%
E.ON S.E.	695,850	7,343,544

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 7.0%
Anadarko Petroleum Corp.	78,663	$5,260,981
Apache Corp.	93,273	4,395,957
Chesapeake Energy Corp.	320,384	2,284,338
♦Chevron Corp.	436,630	39,680,934
ConocoPhillips	115,281	6,150,241
Devon Energy Corp.	71,585	3,001,559
EOG Resources, Inc.	80,092	6,875,898
Hess Corp.	84,520	4,750,869
Marathon Oil Corp.	142,404	2,617,386
Marathon Petroleum Corp.	209,075	10,830,085
Occidental Petroleum Corp.	221,340	16,498,684
Phillips 66	32,453	2,889,940
Spectra Energy Corp.	256,276	7,321,805
Total S.A.	201,500	9,781,629
Williams Cos., Inc. (The)	105,996	4,180,482

		126,520,788

Pharmaceuticals 6.4%
♦Allergan PLC (a)	140,635	43,381,678
Johnson & Johnson	82,325	8,317,295
Mallinckrodt PLC (a)	173,650	11,403,595
Merck & Co., Inc.	89,415	4,887,424
Merck KGaA	115,900	11,321,337
Novartis A.G., Sponsored ADR	148,060	13,389,066
Novartis A.G. Registered	122,100	11,098,877
Pfizer, Inc.	132,550	4,482,841
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	114,299	6,765,358

		115,047,471

Real Estate Investment Trusts 2.0%
American Tower Corp.	133,660	13,664,062
HCP, Inc.	231,136	8,598,259
UDR, Inc.	343,124	11,824,053
Weyerhaeuser Co.	50,725	1,487,764

		35,574,138

Real Estate Management & Development 0.7%
Mitsubishi Estate Co., Ltd.	567,550	12,261,563

Road & Rail 1.2%
CSX Corp.	229,725	6,200,278
Union Pacific Corp.	168,935	15,094,342

		21,294,620

Semiconductors & Semiconductor Equipment 1.0%
ASML Holding N.V.	96,150	8,945,932
Intel Corp.	178,976	6,060,127
Texas Instruments, Inc.	58,778	3,333,888

		18,339,947

Software 3.2%
Microsoft Corp.	446,763	23,517,604

	Shares	Value
Software (continued)
Oracle Corp.	853,358	$33,144,425

		56,662,029

Specialty Retail 1.5%
Home Depot, Inc. (The)	85,038	10,514,098
Lowe’s Cos., Inc.	199,897	14,758,396
Outerwall, Inc.	35,813	2,148,780

		27,421,274

Technology Hardware, Storage & Peripherals 5.0%
♦Apple, Inc.	630,248	75,314,636
Samsung Electronics Co., Ltd., GDR	23,530	14,082,705

		89,397,341

Tobacco 0.4%
Philip Morris International, Inc.	77,694	6,868,150

Trading Companies & Distributors 0.4%
Mitsubishi Corp.	423,500	7,764,927

Wireless Telecommunication Services 0.8%
Intouch Holdings PCL, NVDR	945,700	1,994,166
Vodafone Group PLC, Sponsored ADR	367,468	12,115,420

		14,109,586

Total Common Stocks (Cost $1,404,297,957)		1,767,118,471

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $30,924,856 (Collateralized by United States Treasury and Government Agency securities with rates between 1.375% and 1.70% and maturity dates between 2/26/20 and 2/29/20, with a Principal Amount of $31,485,000 and a Market Value of $31,552,382)	$30,924,856	30,924,856

Total Short-Term Investment (Cost $30,924,856)		30,924,856

Total Investments (Cost $1,435,222,813) (b)	99.7%	1,798,043,327
Other Assets, Less Liabilities	0.3	4,961,090
Net Assets	100.0%	$1,803,004,417

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $1,446,452,436 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$429,554,794
Gross unrealized depreciation	(77,963,903)

Net unrealized appreciation	$351,590,891

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,767,118,471	$—	$—	$1,767,118,471
Short-Term Investment
Repurchase Agreement	—	30,924,856	—	30,924,856

Total Investments in Securities	$1,767,118,471	$30,924,856	$—	$1,798,043,327

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2015 (a)
Convertible Bond
Oil, Gas & Consumable Fuels	$300	$1	$65	$(66)	$—	$(300)	$—	$—	$—	$—

Total	$300	$1	$65	$(66)	$—	$(300)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investements” in the Statement of Operations.

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $1,435,222,813)	$1,798,043,327
Cash denominated in foreign currencies (identified cost $141)	137
Receivables:
Investment securities sold	26,603,605
Dividends and interest	2,124,676
Fund shares sold	437,497
Other assets	36,839

Total assets	1,827,246,081

Liabilities
Payables:
Investment securities purchased	20,906,812
Fund shares redeemed	1,453,747
Manager (See Note 3)	1,109,956
Transfer agent (See Note 3)	412,988
NYLIFE Distributors (See Note 3)	253,966
Shareholder communication	44,743
Professional fees	36,683
Custodian	7,404
Trustees	4,232
Accrued expenses	11,133

Total liabilities	24,241,664

Net assets	$1,803,004,417

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$413,997
Additional paid-in capital	1,162,648,410

1,163,062,407
Undistributed net investment income	17,020,980
Accumulated net realized gain (loss) on investments and foreign currency transactions	260,126,440
Net unrealized appreciation (depreciation) on investments	362,820,514
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(25,924)

Net assets	$1,803,004,417

Class A
Net assets applicable to outstanding shares	$336,811,905

Shares of beneficial interest outstanding	7,774,635

Net asset value per share outstanding	$43.32
Maximum sales charge (5.50% of offering price)	2.52

Maximum offering price per share outstanding	$45.84

Investor Class
Net assets applicable to outstanding shares	$151,582,170

Shares of beneficial interest outstanding	3,502,878

Net asset value per share outstanding	$43.27
Maximum sales charge (5.50% of offering price)	2.52

Maximum offering price per share outstanding	$45.79

Class B
Net assets applicable to outstanding shares	$54,422,727

Shares of beneficial interest outstanding	1,369,640

Net asset value and offering price per share outstanding	$39.74

Class C
Net assets applicable to outstanding shares	$125,641,559

Shares of beneficial interest outstanding	3,162,174

Net asset value and offering price per share outstanding	$39.73

Class I
Net assets applicable to outstanding shares	$1,119,883,901

Shares of beneficial interest outstanding	25,252,971

Net asset value and offering price per share outstanding	$44.35

Class R1
Net assets applicable to outstanding shares	$3,606,510

Shares of beneficial interest outstanding	82,773

Net asset value and offering price per share outstanding	$43.57

Class R2
Net assets applicable to outstanding shares	$9,993,196

Shares of beneficial interest outstanding	230,027

Net asset value and offering price per share outstanding	$43.44

Class R3
Net assets applicable to outstanding shares	$1,062,449

Shares of beneficial interest outstanding	24,581

Net asset value and offering price per share outstanding	$43.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$41,019,347
Interest	7

Total income	41,019,354

Expenses
Manager (See Note 3)	15,364,404
Distribution/Service—Class A (See Note 3)	902,772
Distribution/Service—Investor Class (See Note 3)	382,238
Distribution/Service—Class B (See Note 3)	634,444
Distribution/Service—Class C (See Note 3)	1,376,092
Distribution/Service—Class R2 (See Note 3)	34,078
Distribution/Service—Class R3 (See Note 3)	6,548
Transfer agent (See Note 3)	2,517,707
Professional fees	151,505
Shareholder communication	124,093
Registration	113,881
Custodian	88,576
Trustees	39,723
Shareholder service (See Note 3)	19,007
Miscellaneous	77,652

Total expenses	21,832,720

Net investment income (loss)	19,186,634

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	314,571,617
Foreign currency transactions	(18,822)

Net realized gain (loss) on investments and foreign currency transactions	314,552,795

Net change in unrealized appreciation (depreciation) on:
Investments	(294,100,990)
Translation of other assets and liabilities in foreign currencies	4,252

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(294,096,738)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	20,456,057

Net increase (decrease) in net assets resulting from operations	$39,642,691

(a)	Dividends recorded net of foreign withholding taxes in the amount of $590,624.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,186,634	$35,456,858
Net realized gain (loss) on investments and foreign currency transactions	314,552,795	175,637,060
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(294,096,738)	39,930,661

Net increase (decrease) in net assets resulting from operations	39,642,691	251,024,579

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,197,213)	(3,679,349)
Investor Class	(1,972,392)	(1,282,822)
Class B	(450,841)	(155,595)
Class C	(903,543)	(276,902)
Class I	(24,145,735)	(18,234,812)
Class R1	(56,485)	(79,038)
Class R2	(200,863)	(185,472)
Class R3	(14,757)	(11,404)

	(32,941,829)	(23,905,394)

From net realized gain on investments:
Class A	(28,567,209)	(7,353,614)
Investor Class	(11,968,176)	(3,038,070)
Class B	(6,073,597)	(1,778,836)
Class C	(12,124,005)	(3,153,772)
Class I	(113,212,950)	(29,691,451)
Class R1	(285,824)	(139,803)
Class R2	(1,208,532)	(410,736)
Class R3	(111,793)	(34,875)

	(173,552,086)	(45,601,157)

Total dividends and distributions to shareholders	(206,493,915)	(69,506,551)

Capital share transactions:
Net proceeds from sale of shares	177,192,328	324,386,662
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	201,308,974	67,826,212
Cost of shares redeemed	(670,919,606)	(483,714,819)

Increase (decrease) in net assets derived from capital share transactions	(292,418,304)	(91,501,945)

Net increase (decrease) in net assets	(459,269,528)	90,016,083

Net Assets
Beginning of year	2,262,273,945	2,172,257,862

End of year	$1,803,004,417	$2,262,273,945

Undistributed net investment income at end of year	$17,020,980	$31,056,031

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$46.81	$43.28	$34.07	$30.47	$29.79

Net investment income (loss) (a)	0.38	0.67	0.41	0.40	0.37
Net realized and unrealized gain (loss) on investments	0.50	4.21	9.19	3.56	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	0.88	4.88	9.60	3.96	0.94

Less dividends and distributions:
From net investment income	(0.67)	(0.45)	(0.39)	(0.36)	(0.26)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(4.37)	(1.35)	(0.39)	(0.36)	(0.26)

Net asset value at end of year	$43.32	$46.81	$43.28	$34.07	$30.47

Total investment return (b)	1.80%	11.55%	28.47%	13.14%	3.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	1.49%	1.07%	1.24%	1.18%
Net expenses	1.11%	1.11%	1.11%	1.14%	1.14%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$336,812	$364,162	$356,657	$294,247	$296,453

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$46.77	$43.24	$34.04	$30.44	$29.76

Net investment income (loss) (a)	0.31	0.60	0.34	0.34	0.31
Net realized and unrealized gain (loss) on investments	0.50	4.21	9.18	3.55	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	0.81	4.81	9.52	3.89	0.88

Less dividends and distributions:
From net investment income	(0.61)	(0.38)	(0.32)	(0.29)	(0.20)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(4.31)	(1.28)	(0.32)	(0.29)	(0.20)

Net asset value at end of year	$43.27	$46.77	$43.24	$34.04	$30.44

Total investment return (b)	1.63%	11.38%	28.26%	12.88%	2.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	1.34%	0.88%	1.04%	0.98%
Net expenses	1.25%	1.26%	1.30%	1.34%	1.34%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$151,582	$152,202	$144,892	$120,771	$114,786

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$43.25	$40.08	$31.55	$28.21	$27.63

Net investment income (loss) (a)	(0.01)	0.26	0.06	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.48	3.89	8.54	3.29	0.58
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)

Total from investment operations	0.47	4.15	8.60	3.39	0.60

Less dividends and distributions:
From net investment income	(0.28)	(0.08)	(0.07)	(0.05)	(0.02)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(3.98)	(0.98)	(0.07)	(0.05)	(0.02)

Net asset value at end of year	$39.74	$43.25	$40.08	$31.55	$28.21

Total investment return (b)	0.89%	10.55%	27.30%	12.04%	2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.63%	0.16%	0.33%	0.24%
Net expenses	2.00%	2.01%	2.05%	2.09%	2.09%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$54,423	$71,195	$82,695	$86,613	$110,794

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$43.25	$40.08	$31.56	$28.21	$27.63

Net investment income (loss) (a)	(0.02)	0.25	0.05	0.09	0.07
Net realized and unrealized gain (loss) on investments	0.48	3.90	8.54	3.31	0.58
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)

Total from investment operations	0.46	4.15	8.59	3.40	0.60

Less dividends and distributions:
From net investment income	(0.28)	(0.08)	(0.07)	(0.05)	(0.02)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(3.98)	(0.98)	(0.07)	(0.05)	(0.02)

Net asset value at end of year	$39.73	$43.25	$40.08	$31.56	$28.21

Total investment return (b)	0.89%	10.55%	27.26%	12.07%	2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04%)	0.60%	0.14%	0.31%	0.23%
Net expenses	2.00%	2.01%	2.05%	2.09%	2.09%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$125,642	$143,427	$141,628	$125,700	$136,274

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$47.82	$44.18	$34.77	$31.10	$30.39

Net investment income (loss) (a)	0.50	0.80	0.52	0.49	0.45
Net realized and unrealized gain (loss) on investments	0.52	4.29	9.37	3.62	0.66
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	1.02	5.09	9.89	4.11	1.05

Less dividends and distributions:
From net investment income	(0.79)	(0.55)	(0.48)	(0.44)	(0.34)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(4.49)	(1.45)	(0.48)	(0.44)	(0.34)

Net asset value at end of year	$44.35	$47.82	$44.18	$34.77	$31.10

Total investment return (b)	2.06%	11.82%	28.79%	13.40%	3.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	1.76%	1.33%	1.48%	1.42%
Net expenses	0.86%	0.86%	0.86%	0.89%	0.89%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$1,119,884	$1,506,564	$1,417,814	$1,358,999	$1,188,911

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2015	2014	2013	2012	2011
Net asset value at beginning of year	$47.05	$43.49	$34.23	$30.63	$29.93

Net investment income (loss) (a)	0.45	0.73	0.54	0.44	0.31
Net realized and unrealized gain (loss) on investments	0.50	4.24	9.14	3.58	0.77
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.07)

Total from investment operations	0.95	4.97	9.68	4.02	1.01

Less dividends and distributions:
From net investment income	(0.73)	(0.51)	(0.42)	(0.42)	(0.31)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(4.43)	(1.41)	(0.42)	(0.42)	(0.31)

Net asset value at end of year	$43.57	$47.05	$43.49	$34.23	$30.63

Total investment return (b)	1.94%	11.71%	28.63%	13.26%	3.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	1.63%	1.43%	1.37%	1.02%
Net expenses	0.96%	0.96%	0.96%	0.99%	0.99%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$3,607	$7,368	$6,737	$21,761	$17,611

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$46.92	$43.38	$34.12	$30.53	$29.85

Net investment income (loss) (a)	0.34	0.63	0.38	0.38	0.34
Net realized and unrealized gain (loss) on investments	0.49	4.22	9.21	3.54	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	0.83	4.85	9.59	3.92	0.91

Less dividends and distributions:
From net investment income	(0.61)	(0.41)	(0.33)	(0.33)	(0.23)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(4.31)	(1.31)	(0.33)	(0.33)	(0.23)

Net asset value at end of year	$43.44	$46.92	$43.38	$34.12	$30.53

Total investment return (b)	1.68%	11.43%	28.36%	12.99%	3.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	1.42%	0.98%	1.16%	1.08%
Net expenses	1.21%	1.21%	1.21%	1.24%	1.24%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$9,993	$15,956	$20,140	$19,072	$22,733

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$46.68	$43.16	$33.94	$30.38	$29.71

Net investment income (loss) (a)	0.22	0.54	0.29	0.30	0.25
Net realized and unrealized gain (loss) on investments	0.51	4.17	9.16	3.53	0.64
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	0.73	4.71	9.45	3.83	0.83

Less dividends and distributions:
From net investment income	(0.49)	(0.29)	(0.23)	(0.27)	(0.16)
From net realized gain on investments	(3.70)	(0.90)	—	—	—

Total dividends and distributions	(4.19)	(1.19)	(0.23)	(0.27)	(0.16)

Net asset value at end of year	$43.22	$46.68	$43.16	$33.94	$30.38

Total investment return (b)	1.42%	11.18%	28.03%	12.72%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	1.20%	0.74%	0.94%	0.80%
Net expenses	1.46%	1.46%	1.46%	1.49%	1.49%
Portfolio turnover rate	51%	32%	29%	40%	44%
Net assets at end of year (in 000’s)	$1,062	$1,400	$1,696	$1,809	$2,380

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

24	MainStay MAP Fund

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

25

Notes to Financial Statements (continued)

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board of Trustees.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

26	MainStay MAP Fund

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

27

Notes to Financial Statements (continued)

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Institutional Capital LLC (“ICAP” or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. ICAP is a wholly-owned subsidiary of New York Life. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.73% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $15,364,404.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor.

28	MainStay MAP Fund

Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$4,066
Class R2	13,631
Class R3	1,310

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $35,131 and $24,832, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $550, $63, $50,670 and $5,744, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$344,860
Investor Class	372,176
Class B	154,380
Class C	334,948
Class I	1,293,184
Class R1	3,889
Class R2	13,020
Class R3	1,250

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$130,489,290	11.7%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$39,744,545	$248,632,498	$—	$351,564,967	$639,942,010

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(279,856)	$(46,656,830)	$46,936,686

The reclassifications for the Fund are primarily due to return of capital distributions, capital gain distributions from Real Estate Investment Trusts (REITs) and distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$42,577,199	$23,905,394
Long-Term Capital Gain	163,916,716	45,601,157
Total	$206,493,915	$69,506,551

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

29

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $1,044,323 and $1,532,884, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	564,044	$24,857,281
Shares issued to shareholders in reinvestment of dividends and distributions	742,410	32,465,588
Shares redeemed	(1,406,032)	(61,791,301)

Net increase (decrease) in shares outstanding before conversion	(99,578)	(4,468,432)
Shares converted into Class A (See Note 1)	232,747	10,333,172
Shares converted from Class A (See Note 1)	(138,252)	(5,611,127)

Net increase (decrease)	(5,083)	$253,613

Year ended October 31, 2014:
Shares sold	723,948	$32,252,647
Shares issued to shareholders in reinvestment of dividends and distributions	246,104	10,570,171
Shares redeemed	(1,714,222)	(76,884,046)

Net increase (decrease) in shares outstanding before conversion	(744,170)	(34,061,228)
Shares converted into Class A (See Note 1)	316,863	14,209,670
Shares converted from Class A (See Note 1)	(33,426)	(1,510,228)

Net increase (decrease)	(460,733)	$(21,361,786)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	211,158	$9,286,777
Shares issued to shareholders in reinvestment of dividends and distributions	318,159	13,916,248
Shares redeemed	(425,477)	(18,734,580)

Net increase (decrease) in shares outstanding before conversion	103,840	4,468,445
Shares converted into Investor Class (See Note 1)	324,377	13,698,186
Shares converted from Investor Class (See Note 1)	(179,819)	(8,030,386)

Net increase (decrease)	248,398	$10,136,245

Year ended October 31, 2014:
Shares sold	243,750	$10,842,608
Shares issued to shareholders in reinvestment of dividends and distributions	100,360	4,312,444
Shares redeemed	(411,502)	(18,379,886)

Net increase (decrease) in shares outstanding before conversion	(67,392)	(3,224,834)
Shares converted into Investor Class (See Note 1)	238,280	10,746,722
Shares converted from Investor Class (See Note 1)	(267,328)	(11,985,059)

Net increase (decrease)	(96,440)	$(4,463,171)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	127,959	$5,186,970
Shares issued to shareholders in reinvestment of dividends and distributions	156,623	6,332,294
Shares redeemed	(301,739)	(12,195,306)

Net increase (decrease) in shares outstanding before conversion	(17,157)	(676,042)
Shares converted from Class B (See Note 1)	(259,251)	(10,389,845)

Net increase (decrease)	(276,408)	$(11,065,887)

Year ended October 31, 2014:
Shares sold	153,842	$6,361,272
Shares issued to shareholders in reinvestment of dividends and distributions	46,868	1,874,219
Shares redeemed	(343,591)	(14,245,668)

Net increase (decrease) in shares outstanding before conversion	(142,881)	(6,010,177)
Shares converted from Class B (See Note 1)	(274,391)	(11,461,105)

Net increase (decrease)	(417,272)	$(17,471,282)

30	MainStay MAP Fund

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	275,014	$11,149,629
Shares issued to shareholders in reinvestment of dividends and distributions	260,869	10,546,917
Shares redeemed	(689,780)	(27,913,347)

Net increase (decrease)	(153,897)	$(6,216,801)

Year ended October 31, 2014:
Shares sold	219,674	$9,097,184
Shares issued to shareholders in reinvestment of dividends and distributions	69,242	2,769,667
Shares redeemed	(506,113)	(20,990,573)

Net increase (decrease)	(217,197)	$(9,123,722)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,796,007	$124,713,395
Shares issued to shareholders in reinvestment of dividends and distributions	3,050,915	136,253,853
Shares redeemed	(12,097,821)	(537,781,237)

Net increase (decrease)	(6,250,899)	$(276,813,989)

Year ended October 31, 2014:
Shares sold	5,831,385	$262,909,083
Shares issued to shareholders in reinvestment of dividends and distributions	1,084,485	47,478,737
Shares redeemed	(7,502,846)	(343,603,054)

Net increase (decrease)	(586,976)	$(33,215,234)

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	16,703	$732,583
Shares issued to shareholders in reinvestment of dividends and distributions	7,794	342,310
Shares redeemed	(98,330)	(4,612,672)

Net increase (decrease)	(73,833)	$(3,537,779)

Year ended October 31, 2014:
Shares sold	23,761	$1,067,601
Shares issued to shareholders in reinvestment of dividends and distributions	5,075	218,841
Shares redeemed	(27,127)	(1,227,313)

Net increase (decrease)	1,709	$59,129

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	25,166	$1,118,113
Shares issued to shareholders in reinvestment of dividends and distributions	30,194	1,325,214
Shares redeemed	(165,432)	(7,381,264)

Net increase (decrease)	(110,072)	$(4,937,937)

Year ended October 31, 2014:
Shares sold	38,870	$1,730,213
Shares issued to shareholders in reinvestment of dividends and distributions	12,900	555,854
Shares redeemed	(175,965)	(7,799,791)

Net increase (decrease)	(124,195)	$(5,513,724)

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	3,330	$147,580
Shares issued to shareholders in reinvestment of dividends and distributions	2,892	126,550
Shares redeemed	(11,622)	(509,899)

Net increase (decrease)	(5,400)	$(235,769)

Year ended October 31, 2014:
Shares sold	2,828	$126,054
Shares issued to shareholders in reinvestment of dividends and distributions	1,077	46,279
Shares redeemed	(13,216)	(584,488)

Net increase (decrease)	(9,311)	$(412,155)

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

32	MainStay MAP Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $206,922,822 as long term capital gain distributions.

For the fiscal year ended October 31, 2015, the Fund designated approximately $42,292,255 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 79.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

36	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

37

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay MAP Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673827 MS291-15	MSMP11-12/15 (NYLIM) NL220

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2015 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $656,500.

The aggregate fees billed for the fiscal year ended October 31, 2014 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $650,150.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2015, and (ii) $0 for the fiscal year ended October 31, 2014. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2015, and (ii) $0 during the fiscal year ended October 31, 2014. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2015, and (ii) $0 during the fiscal year ended October 31, 2014.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2015 and October 31, 2014 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) 0 for the fiscal year ended October 31, 2015, and (ii) $0 for the fiscal year ended October 31, 2014.

(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2015 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and

Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 8, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: January 8, 2016

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.